As filed with the Securities and Exchange Commission on September 28, 2006
Registration No. 2-75677

SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-1A

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933 Pre-Effective Amendment No. __ Post-Effective Amendment No. 60	x _ x

and/or

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940 Amendment No. 61	x x

(Check appropriate box or boxes.)

WESTCORE TRUST
(Exact name of Registrant as Specified in Charter)

1625 Broadway, Suite 2200
Denver, CO 80202
(Address of principal executive offices) (Zip Code)

Registrant's Telephone Number, including Area Code: (303) 623-2577

Tané T. Tyler, Secretary
Westcore Trust
1625 Broadway, Suite 2200
Denver, CO 80202
(Name and Address of Agent of Service)

Copy to:

Lester Woodward, Esq.
Davis Graham & Stubbs LLP
1550 17th Street, Suite 500
Denver, CO 80202

It is proposed that this filing will become effective (check appropriate box):

X	immediately upon filing pursuant to paragraph (b)
on (date), pursuant to paragraph (b)
60 days after filing pursuant to paragraph (a) (1)
on September 28, 2006, pursuant to paragraph (a) (1)
75 days after filing pursuant to paragraph (a) (2)
on (date) pursuant to paragraph (a) (2)

If appropriate, check the following box:

_              This post-effective amendment designates a new effective date for a previously filed post-effective  amendment.

Title of Securities Being Registered: Shares of Beneficial Interest

The Securities and Exchange Commission has not approved or disapproved the Funds’ shares or determined if this prospectus is accurate or complete. It is a criminal offense to state otherwise.	Westcore Equity Funds

Westcore MIDCO Growth Fund
Westcore Growth Fund
Westcore Select Fund
Westcore International Frontier Fund
Westcore Blue Chip Fund
Westcore Mid-Cap Value Fund
Westcore Small-Cap Opportunity Fund
Westcore Small-Cap Value Fund

Westcore Bond Funds

Westcore Flexible Income Fund
Westcore Plus Bond Fund
Westcore Colorado Tax-Exempt Fund

Westcore Funds are managed by Denver Investment Advisors LLC.

A History and a Focus on the Future

     Markets fluctuate, but it’s the performance and service of your investment company over the long haul that is critical in taking you where you want to go. That’s why, before you invest, it’s so important to learn about the history of your investment firm, its philosophies, processes and people. At Westcore, we have a history of decades – not just years – behind us. We’ve developed research philosophies and methodologies that we believe set us apart. And for many years, our investment expertise has helped give our mutual fund investors an opportunity to attain their financial goals.

Experience Supporting All Portfolios

     Our history doesn’t begin with the 20 years we’ve managed mutual funds – Westcore Funds are backed by over four decades of investment management experience. The Funds are managed by institutional adviser Denver Investment Advisors LLC, a firm that has managed assets for some of America’s largest corporations, foundations and pension plans for over 45 years. As of June 30, 2006, they had approximately $7.8 billion in assets under management. The Westcore Funds give you access to this kind of investment expertise – the kind demanded by large institutions. You receive the same disciplined asset management process as our institutional portfolios for low investment minimums and competitive expense ratios.

Not part of the prospectus	i

"We believe in investment research. The market is not perfectly efficient and we can add value through our research that is designed to identify great investments." Todger Anderson, CFA President

Adding Value to Our Investors’ Portfolios

     It’s becoming more and more important to be early – to find and act on key information about companies and securities. Identifying companies with superb management, proprietary products or those positioned to take advantage of a change that may lead to earnings growth, improvements in financial quality and increases in valuation, provides the edge that drives fund performance. At Westcore, we have spent years building a strong professional team and developing proprietary research processes and techniques designed, we believe, to give us a head start in a competitive marketplace. Every security is rigorously analyzed and tested to determine if it deserves to be purchased for your portfolio – or if it should be sold.

Different Investments Require Different Approaches

     There are different ways to manage investments, and some firms use the same investment formula for each fund. Not us. At Westcore we know that all investments are not the same. We appreciate the difference in asset classes and in striving to make the best investments for each portfolio, we utilize processes tailored to each specific universe of securities. From stocks to bonds, domestic to international, blue chips to small-company stocks, we understand the different challenges each asset class poses for security selection, and the different opportunities they provide for our investors.

ii	Not part of the prospectus

    Better Research Philosophy, Better Investments

     We begin by acknowledging that both fundamental, bottom-up research and quantitative evaluation are important tools. Every security bought or sold for a Westcore Fund is subjected to strict disciplines and analysis tailored to the situation. Our research makes the difference, to help give you, the investor, an opportunity to reach your investment goals.

    The People Behind the Research

Teamwork, Knowledge, Wisdom, Experience
     At Westcore, we understand that it’s the people that add the value to investing. All the best information and research processes in the world mean nothing without experienced people in the position to make the decisions. To attract the highest caliber investment professionals – and to keep them – we’ve created an environment that is challenging and intellectually stimulating, where everyone has input on investment decisions and where they are rewarded based on their performance. As of June 30, 2006, our investment professionals had an average of 18 years in the investment industry and 9 years working together as a team at our firm. Experience through many market cycles add to their strength as individuals and as members of the team.

‘‘ It’s an interesting and intellectually challenging business and our investment professionals wouldn’t be doing anything else. If you provide the right environment, people do great things.’’

Todger Anderson, CFA
President

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     Westcore offers a well-rounded family of mutual funds to fit the investment needs of many types of investors. Each of our funds focuses on a different asset class and utilizes what we believe are the best investment techniques for each particular universe of securities. Each offers different opportunities for investors.

The Westcore Family of Funds:

Westcore MIDCO Growth Fund – an equity fund investing primarily in a diversified portfolio of medium-sized companies with growth potential.

Westcore Growth Fund – an equity fund focusing primarily on large companies with growth potential.

Westcore Select Fund – an equity fund that invests in a limited number of primarily medium-sized companies selected for their growth potential.

Westcore International Frontier Fund – an equity fund that focuses on small, international companies that are poised for growth.

Westcore Blue Chip Fund – an equity fund that invests primarily in large, well-established companies that appear to be undervalued.

Westcore Mid-Cap Value Fund – an equity fund investing primarily in medium-sized companies whose stocks appear to be undervalued.

Westcore Small-Cap Opportunity Fund – an equity fund focusing on small-company stocks that appear to be undervalued.

Westcore Small-Cap Value Fund – an equity fund that invests primarily in small, dividend paying company stocks that appear to be undervalued.

Westcore Flexible Income Fund – a more aggressive fixed-income fund focusing on higher-yielding securities.

Westcore Plus Bond Fund – a more moderate fixed-income fund focusing on investment-quality bonds of varying maturities.

Westcore Colorado Tax-Exempt Fund – an investment-quality municipal bond fund offering Colorado investors double tax-exempt income.

An investment in the Funds involves risk including loss of principle.
This material is accompanied or preceded by a prospectus.
Please read it carefully before investing.

Westcore Funds are distributed by ALPS Distributors, Inc.                                                      WES000332 092807

iv	Not part of the prospectus

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    Westcore Equity Funds

    The Westcore Equity Funds are designed for long-term investors seeking capital appreciation who can tolerate the risks associated with investments in common stocks.

What are the investment objectives of the Westcore Equity Funds?

Westcore Growth Funds:

  Westcore MIDCO Growth Fund – long-term capital appreciation by investing primarily in medium-sized growth companies.

  Westcore Growth Fund – long-term capital appreciation by investing in equity securities selected for their growth potential.

  Westcore Select Fund – long-term growth of capital through a limited number of investments in primarily medium-sized companies selected for their growth potential.

Westcore International Fund:

  Westcore International Frontier Fund – long-term growth of capital primarily through investments in international, small-cap companies.

Westcore Value Funds:

  Westcore Blue Chip Fund – long-term total return by investing in stocks of large, well-established companies whose stocks appear to be undervalued.

  Westcore Mid-Cap Value Fund – long-term capital appreciation by investing primarily in medium-sized companies whose stocks appear to be undervalued.

  Westcore Small-Cap Opportunity Fund – long-term capital appreciation primarily through investments in companies with small capitalizations whose stocks appear to be undervalued.

  Westcore Small-Cap Value Fund – long-term capital appreciation primarily through investments in dividend paying companies with small capitalizations whose stocks appear to be undervalued.

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     Upon notice to shareholders, each Fund’s investment objective may be changed by the Board of Trustees (the “Board ”) of the Westcore Trust (the“Trust ”) without the approval of shareholders.

What are the main investment strategies of the Westcore Equity Funds?

     Westcore Growth Funds: emphasize investments in companies that have the potential to grow their earnings faster than the general economy.

     When seeking investments for Growth Funds, Denver Investment Advisors LLC (the “Adviser”) performs intensive research to identify companies in businesses and economic sectors with attractive growth prospects. To identify attractive stocks, the Adviser studies a company’s business by analyzing its financial information, industry, markets and competitors, visiting its operations and/or interviewing management. Generally, a company is considered for a Growth Fund if the Adviser believes the company’s management team has the ability to execute their business plans and increase market share with innovative products or services, strong balance sheets, a sustainable competitive advantage and/or the access to money to finance their growth. In addition, the Adviser seeks reasonable valuations through modeling such as a dividend discount model, discounted cash flow, return on capital and/or relative company/industry comparisons. Stocks may be sold when conditions have changed and the company’s prospects are no longer attractive, its stock price has achieved the Adviser’s valuation target or better relative investment opportunities have been identified.

     Westcore MIDCO Growth Fund invests primarily in the common stock of medium-sized companies. Medium-sized companies may benefit from factors such as new products and services and more entrepreneurial management than larger companies. These companies may also have better opportunities for growth than larger companies by increasing their shares of the markets they serve.

     Under normal circumstances, the Fund invests at least 80% of the value of its net assets plus any borrowings for investment purposes in mid-cap companies.* For purposes of this policy, the Fund currently considers mid-cap companies to be those included in, or similar in size to those included in, Russell Midcap Growth Index, at the time of purchase. As of June 30, 2006, the median capitalization of the companies in which the Fund was invested was approximately $4.7 billion.

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     Westcore Growth Fund invests primarily in the common stock of companies with market capitalizations of $2 billion and above at the time of purchase. The Adviser believes the keys to successful investing are a well-defined investment process and extensive knowledge of the companies in which it invests. The Adviser uses a bottom-up, fundamental investment approach to identify what it believes are the best positioned large-cap growth companies. The Adviser seeks companies in attractive growth industries, with above-average prospects for revenue and earnings growth. Its research focus is to uncover growth catalysts, which the Adviser believes are indications of rising equity values; these catalysts can be short term or long term in duration. The Adviser believes a growth portfolio focused on achieving long-term positive returns requires a mix of companies with both long-term “strategic” growth catalysts and short-term “tactical” growth catalysts. “Strategic” holdings for the Fund tend to be companies with established leadership positions in secular growth industries, companies that are increasing market share, companies that have superior business models that support long-term profitability, and have identifiable long-term catalysts. “Tactical” holdings for the Fund are usually innovative companies in the earlier stages of their growth cycle. These “tactical” companies have identifiable short-term catalysts that we believe are predictive of upside to current market expectations.

     Westcore Select Fund invests primarily in common stock of a limited number of medium-sized companies. Medium-sized companies may benefit from factors such as new products and services and more entrepreneurial management than larger companies. These companies may also have better opportunities for growth than larger companies by increasing their shares of the markets they serve. The Fund currently considers medium-sized companies to be companies whose market capitalizations, at the time of purchase, are similar in size to those included in the Russell Midcap Growth Index. The Adviser looks for companies in attractive industries with above average revenue and earnings growth opportunities. The Fund normally invests in a core group of 20 to 35 common stocks. However, the Adviser also has the ability to maintain a substantial amount of the portfolio’s assets invested in cash and short-term equivalents, if it believes market conditions are unfavorable for profitable investing.

     Westcore International Frontier Fund emphasizes investments in companies outside the U.S. that have the potential to grow their earnings, cash flow and business values.

     The Adviser utilizes a consistent approach to seek companies outside the U.S. that it believes are well positioned within their industry for growth. It also seeks to pay reasonable prices for these businesses. To identify such companies, the Adviser

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studies a company’s business by analyzing its financial information, industry, markets and competitors, visiting its operations and/or interviewing management. Generally, a company is considered for the Fund if the Adviser believes the company’s management team has the ability to execute their business plans and increase business value because of innovative products or services, strong balance sheets and sensible management. The Adviser also factors in where the company is located as part of its analysis. Generally, stocks may be sold when conditions have changed and the company’s prospects are no longer attractive, its stock price has achieved the Adviser’s valuation target or better relative investment opportunities have been identified.

     Westcore International Frontier Fund invests primarily in the common stock of international companies with market capitalizations of $1.5 billion or less at the time of purchase that meet the Adviser’s investment criteria. Under normal circumstances, the Fund invests at least 65% of its assets in common stocks of foreign companies in developed countries. In addition, the Fund may invest in foreign companies with market capitalizations greater than $1.5 billion or in U.S.-based companies if, in the Adviser’s opinion, these companies represent better prospects for long-term growth than smaller foreign companies or than foreign companies generally.

     The Westcore International Frontier Fund considers foreign companies to include those domiciled outside the United States or with the principal trading market of their securities outside the United States. For purposes of determining the countries in which the Fund invests, the Fund considers developed countries to include Australia, Austria, Belgium, Canada, Denmark, Finland, France, Germany, Greece, Hong Kong, Ireland, Israel, Italy, Japan, Luxembourg, Mexico, the Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland, and the United Kingdom. The Fund considers emerging market countries to be those countries that are not the United States or not listed as developed countries above.

     Westcore Value Funds: emphasize investments in companies that are undervalued and have improving business prospects due to strong company and industry dynamics.

     As the first step in identifying stocks for purchase, the Adviser uses a proprietary multi-factor model and/or other valuation tools to find stocks that appear to be undervalued. The model and processes also incorporate positive earnings and stock price momentum in order to assist the Adviser in the timing of buy decisions. The second step in the process involves fundamental research of

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companies in order to evaluate their business model, products and management and their competitive sustainability in order to forecast companies’ free-cash flow. Particular attention is also paid to identifying a catalyst for unleashing the value in a stock. A Value Fund may sell a stock when it reaches an established price target, when its fundamental business prospects change or better relative investment opportunities have been identified. The following describes our Value Funds, which execute this strategy for the large-, medium- and small-company universes.

     Westcore Blue Chip Fund invests in large, well-established companies whose stocks appear to be undervalued.** For the purposes of this policy, the Fund currently considers “large, well-established” companies to be those included in, or similar in size to those included in, Standard & Poor’s 500 Composite Stock Price Index with a record, together with predecessors, equal to or greater than three years of continuous operation. Large companies may benefit from attributes such as market dominance, substantial financial resources and the opportunity to be global leaders in their industries. These characteristics may result in increased stability for the company and a lower-risk investment for the Fund than smaller companies. As of June 30, 2006, the median capitalization of the companies in which the Fund was invested was approximately $26.0 billion.

     Westcore Mid-Cap Value Fund invests primarily in medium-sized companies whose stocks appear to be undervalued. Medium-sized companies may benefit from factors such as new products and services and more entrepreneurial management than larger companies. These companies may also have better opportunities for growth than larger companies by increasing their shares of the markets they serve.

     Under normal circumstances, at least 80% of the value of this Fund’s net assets plus any borrowings for investment purposes is invested in mid-cap companies.* For purposes of this policy, the Fund currently considers mid-cap companies to be those included in, or similar in size to those included in, Russell Midcap Value Index at the time of purchase. As of June 30, 2006, the median capitalization of the companies in which the Fund was invested was approximately $3.8 billion.

     Westcore Small-Cap Opportunity Fund invests primarily in small companies with what the Adviser believes is unrecognized potential and whose stocks appear to be undervalued. Small companies may benefit from factors such as new products and services and more entrepreneurial management than larger companies. Small company stocks typically have higher return/risk potential than larger company stocks.

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     Under normal circumstances, at least 80% of the value of this Fund’s net assets, plus any borrowings for investment purposes, is invested in small-cap companies.* For purposes of this policy, the Fund currently considers small-cap companies to be those included in, or similar in size to those included in, Russell 2000 Index at the time of purchase. As of June 30, 2006, the median capitalization of the companies in which the Fund was invested was approximately $700 million.

      Westcore Small-Cap Value Fund invests primarily in dividend paying small-cap companies with what the Adviser believes is unrecognized potential and whose stocks appear to be undervalued. Small companies may benefit from factors such as new products and services and more entrepreneurial management than larger companies. Small company stocks typically have higher return/risk potential than larger company stocks.

     Under normal circumstances, at least 80% of the value of this Fund’s net assets plus any borrowings for investment purposes is invested in small-cap companies.* For purposes of this policy, the Fund currently considers small-cap companies to be those included in, or similar in size to those included in, Russell 2000 Value Index at the time of purchase. As of June 30, 2006, the median capitalization of the companies in which the Fund was invested was approximately $1.0 billion.

What are the principal risks of investing in the Westcore Equity Funds?

     As with any equity fund, the value of your investment will fluctuate over short, or even extended periods of time in response to overall movements in the stock market (market risk). In addition, each of the Equity Funds is subject to the additional risk that the particular types of securities held by the Fund will underperform other securities and may decline in value (portfolio management risk). Therefore, you could lose money by investing in the Equity Funds.

     Westcore International Frontier Fund’s exposure to foreign markets can regularly affect the net asset value (“NAV”) and total return of the Fund due to fluctuations in currency exchange rates or changing political or economic conditions in a particular country (foreign risk). Emerging market securities are particularly sensitive to foreign risks. Therefore, the value of this Fund may be more volatile than equity funds investing only in domestic companies.

     The Fund may use a variety of currency hedging techniques to manage the exchange rate component of foreign risk. If utilized, the Adviser believes these techniques will benefit the Fund, however the Fund’s performance could be worse if the Adviser’s judgment proves incorrect.

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    Westcore International Frontier, Westcore Small-Cap Opportunity and Westcore Small-Cap Value Funds are subject to the additional risk that the stocks of smaller and newer companies can be more volatile due to lack of financial resources, product diversification and competitive strengths of larger companies (small company risk). Therefore, the value of these Funds may be more volatile.

    Westcore Select Fund is non-diversified. This means it may invest in fewer investments than diversified funds. These investments may react similarly to certain negative market or industry conditions. Also the appreciation or depreciation of a single stock may have a greater impact on NAV than if the Fund held a greater number of issues (non-diversification risk). Therefore, the value of this Fund may be more volatile than funds that hold a greater number of issuers.

     An investment in the Westcore Equity Funds is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation (“FDIC”) or any other government agency.

*Shareholders will receive notice 60 days prior to any change in this policy.

**The Fund will notify shareholders 60 days prior to any change in the Fund’s investment policies that will result in the Fund investing, under normal circumstances, less than 80% of the value of its total net assets in companies that are large and well established at the time of purchase.

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Westcore Bond Funds

     The Westcore Bond Funds are designed for long-term investors seeking current income who can tolerate the risks associated with investing in bonds.

What are the investment objectives of the Westcore Bond Funds?

  Westcore Flexible Income Fund – long-term total rate of return, primarily through investments in bonds, and to a lesser extent through convertible securities and high-yielding equities consistent with preservation of capital.

  Westcore Plus Bond Fund – long-term total rate of return, consistent with preservation of capital, by investing primarily in investment-grade bonds of varying maturities.

  Westcore Colorado Tax-Exempt Fund – income exempt from both federal and Colorado state personal income taxes by emphasizing insured Colorado municipal bonds with intermediate maturities.

     Upon notice to shareholders, each Fund’s investment objective may be changed by the Trust’s Board without the approval of shareholders.

What are the main investment strategies of the Westcore Bond Funds?

     Westcore Flexible Income Fund invests primarily in a wide variety of income-producing securities such as corporate bonds and notes, government securities and high-yielding equity securities. Under normal circumstances, the Fund will invest at least 80% of the value of its net assets plus any borrowings for investment purposes in income-producing securities.* The Fund may invest up to 20% of its assets in common stocks, primarily dividend paying. The Fund may own an unlimited amount of high-yield/high-risk bonds.

     Westcore Plus Bond Fund invests primarily in investment-grade debt securities – those rated in the top four rating categories by at least one nationally recognized rating agency such as Moody’s or Standard and Poor’s (“Rating Agencies”). Under normal circumstances, the Fund will invest at least 80% of the value of its net assets plus any borrowings for investment purposes in fixed income securities of varying maturities.* The dollar-weighted average quality is expected to be “Baa” or better. A “Baa” rating typically is the lowest of the four investment-grade categories, and includes medium-grade bonds where interest and

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principal payments appear adequate presently, but certain protective elements may be lacking or may be unreliable over any great length of time. The Fund may invest up to 35% of its assets in high-yield/high-risk securities, meaning equity and equity related securities and below investment-grade bonds.

     The Funds emphasize corporate bonds, which may generate more income than government securities. Corporate bonds also provide opportunities for the Adviser’s research to identify companies with stable or improving credit characteristics, which may result in price appreciation. In addition, the Funds may invest in other securities, including high yielding equity securities, debt issued by REITs, mortgage-backed and asset-backed bonds and collateralized debt obligations (“CDOs”), which may also offer higher interest yield than government bonds. The attractiveness of high yielding equity securities, REIT debt, corporate bonds, mortgage- and asset-backed bonds and collateralized debt obligations relative to government bonds is monitored to determine the target weightings for each sector. The combination of valuation and a disciplined credit research process is the basis for buy/sell decisions.

     Westcore Colorado Tax-Exempt Fund invests, under normal circumstances, at least 80% of its net assets plus any borrowings for investment purposes in bonds issued by or on behalf of the state of Colorado, other states, territories and possessions of the United States, the District of Columbia and their respective authorities, instrumentalities and political subdivisions. Under normal circumstances, the Fund will invest at least 80% of the value of its net assets plus any borrowings for investment purposes in investments, the income from which is exempt from both federal and Colorado state income tax, including securities of issuers not located in Colorado if the income from such securities is so exempt.

     The Adviser invests in Colorado municipal bonds that are rated in one of the three highest investment-grade categories at the time of purchase by one or more Rating Agencies. However, the Fund may invest up to 25% of its total assets in Colorado municipal bonds rated at the time of purchase in the fourth highest investment-grade category. The fourth category is the lowest investment-grade category, and these obligations have speculative characteristics. The Fund may invest in unrated bonds if the Adviser determines they are comparable in quality to instruments that meet the Fund’s rating requirements.

     The Adviser’s strategy emphasizes quality. To fully understand the issuers’ ability to generate revenues or levy taxes in order to meet their obligations, the Adviser researches the financial condition of various counties, public projects, school districts and taxing authorities whose bonds the Fund owns or may purchase. The Fund holds bonds from all areas of the state to reduce the risk to the portfolio of any one local economy that is suffering. The Adviser enhances the quality of the Fund

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by seeking to invest at least 50% of its assets in bonds where the risk of interest and principal payment default is protected by a third-party insurer or the issue is secured by U.S. Government securities as collateral.

All Westcore Bond Funds

     If the rating on an obligation held by a Fund is reduced below the Fund’s rating requirements, the Adviser will sell the obligation if and when the Adviser determines it is in a Fund’s best interest to do so.

What are the principal risks of investing in the Westcore Bond Funds?

     Although bond funds may fluctuate less in value than equity funds, bond fund returns and yields will vary. Therefore, you could lose money by investing in the Bond Funds.

     A principal risk of investing in bond funds is that the value of these securities will fall if interest rates rise (interest rate risk). Generally, the value of a fixed-income portfolio will decrease when interest rates rise, which means a bond fund’s NAV will likewise decrease. Another principal risk associated with bond funds is credit risk, which is the risk that an issuer will be unable to make principal and interest payments when due or the price changes due to a downgrade in the credit quality of the issuer. Corporate bonds are generally subject to higher levels of credit risk than government bonds.

     A general decline in interest rates may result in prepayments of certain obligations the Bond Funds will acquire. These prepayments may require the Bond Funds to reinvest at a lower rate of return. They may also reduce the Bond Funds’ share price, because the value of those securities may depreciate or may not appreciate as rapidly as debt securities, which cannot be prepaid (prepayment risk).

     Each of the Bond Funds are also subject to the additional risk that particular types of securities held by the Bond Fund will underperform other securities and may decline in value (portfolio management risk).

     Westcore Flexible Income and Plus Bond Funds are subject to additional risks in that each may invest in high-yield/high-risk bonds (commonly referred to as “junk” bonds). These are bonds rated below investment grade by a Rating Agency or are unrated and determined to be of comparable quality by the Adviser, and may include bonds that are already in default. Lower quality bonds may be more difficult or impossible to sell at the time and price that a Fund would like (liquidity risk), making these Funds subject to greater levels of liquidity risk than other bond funds that do not invest in such securities. In addition, lower quality bonds may also make these Funds subject to greater levels of interest rate and credit risk than other bond funds that do not invest in such securities. High-yield bonds are considered predominantly speculative with respect to the issuer’s continuing

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ability to make principal and interest payments. In addition, there may be less of a market for these securities, which could make it harder to sell them at an acceptable price. This type of investment is therefore subject to higher volatility in prices, which can result in a corresponding high volatility in the value of these Funds’ NAV.

     Westcore Flexible Income and Plus Bond Funds may invest in collateralized debt obligations (“CDOs”), which include Collateralized Bond Obligations (“CBOs”), Collateralized Loan Obligations (“CLOs”) and other similarly structured securities. These securities are structured products backed by a diversified pool of either investment grade or high yield public or private fixed income securities, preferred stocks or loans made to public or private corporations. The pool of securities serves as collateral and the income source for the CDO, which is typically separated into tranches representing different degrees of seniority for repayment. The top tranche of CDOs, which represents the highest credit quality in the pool, has the greatest seniority and pays the lowest interest rate. Lower CDO tranches represent lower degrees of seniority and pay higher interest rates to compensate for the attendant risks. The bottom tranche specifically receives the residual interest payments (i.e., money that is left over after the higher tiers have been paid) rather than a fixed interest rate. The return on the bottom tranche of CDOs is especially sensitive to the rate of defaults in the collateral pool. The Funds may invest in any tranche or combination of tranches of a particular CDO. These securities are often purchased in private placement transactions, including securities exempt from registration under Rule 144A of the Securities Act of 1933, and may have restrictions on resale making these Funds subject to greater levels of liquidity risk than other bond funds that do not invest in such securities.

     Westcore Flexible Income and Plus Bond Funds’ exposure to equity and equity-related securities can regularly affect the NAV and total return of these Funds due to fluctuations in the overall movements in the stock market (market risk).

     Westcore Colorado Tax-Exempt Fund is subject to the additional risk that it concentrates its investments in instruments issued by or on behalf of the state of Colorado (state specific risk). Due to the level of investment in municipal obligations issued by the state of Colorado and its political subdivisions, the performance of the Fund will be closely tied to the economic and political conditions in the state of Colorado. Therefore, an investment in the Fund may be riskier than an investment in other types of municipal bond funds. Also, the Fund’s performance may be dependent upon fewer securities than is the case with a less concentrated portfolio, such as a national tax-exempt fund.

     An investment in these Bond Funds is not a bank deposit and is not insured or guaranteed by the FDIC or any other government agency.

*Shareholders will receive notice 60 days prior to any change in this policy.

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    Bar Charts and Performance Tables

     The bar charts and tables on the following pages provide an indication of the risk of investing in the Funds by showing changes in the Funds’ performance from year to year and by showing how the Funds’ average annual returns for one, five and ten years as well as since inception compared with those of a widely recognized, unmanaged index of securities, as appropriate. The bar charts and performance tables assume reinvestment of dividends and distributions. The Funds’ past performances (before and after taxes) does not necessarily indicate how they will perform in the future.

    Best Quarter and Worst Quarter figures apply only to the period covered by the chart.

Information on After-Tax Returns

     Average Annual Total Returns Before Taxes: These returns do not reflect taxes on distributions on a Fund’s shares nor do they show how performance can be impacted by taxes when shares are redeemed (sold) by you.

     Average Annual Total Returns After Taxes on Distributions: These returns assume that taxes are paid on distributions on a Fund’s shares (i.e., dividends and capital gains) but do not reflect taxes that may be incurred upon redemption (sale) of the shares at the end of the performance period.

     Average Annual Total Returns After Taxes on Distributions and Sale of Fund Shares: These returns reflect taxes paid on distributions on a Fund’s shares and taxes applicable when the shares are redeemed (sold).

     Note on Tax Rates: The after-tax performance figures are calculated using the historically highest individual federal marginal income tax rates at the time of the distributions (as of the date of this Prospectus, 35% for ordinary income dividends and 15% for capital gains distributions) and do not reflect state and local taxes.

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Year-to-date return for the period ended June 30, 2006 was 2.30%.

Best Quarter: Q4 ’99 51.08%             Worst Quarter: Q3 ’01 (22.72)%

The Fund’s Average Annual Total Returns for the Periods Ended December 31, 2005

The table shows the Fund’s average annual total returns for the periods ended December 31, 2005, as compared to a broad-based market index. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

				Since
				Inception
Westcore MIDCO Growth Fund	1 Year	5 Years	10 Years	(August 1, 1986)
Return Before Taxes	4.64%	4.08%	9.06%	12.22%
Return After Taxes on Distributions	4.60%	4.07%	5.35%	9.13%
Return After Taxes on Distributions
and Sale of Fund Shares (1)	3.06%	3.50%	6.19%	9.37%
Russell Midcap Growth Index	12.09%	1.38%	9.27%	11.41%

The Russell Midcap Growth Index is an unmanaged market-weighted total return index and measures the performance of those Russell Midcap companies with higher price-to-book ratios and higher forecasted growth values than the threshold determined by the Frank Russell Company. The Russell Midcap Index includes firms 201 through 1000, based on market capitalization, from the Russell 3000 Index. The Russell 3000 Index represents 98% of the investable U.S. equity market. The Russell Midcap Growth Index figures do not reflect any fees, expenses or taxes. Investors cannot invest directly in the Index.

(1) Returns after taxes on distributions and sale of Fund shares may be higher than returns before taxes and/or returns after taxes on distributions when a net capital loss occurs upon the redemption of Fund shares.

14

Year-to-date return for the period ended June 30, 2006 was (1.81)%.

Best Quarter: Q4 ’99 40.88%             Worst Quarter: Q3 ’01 (18.12)%

The Fund’s Average Annual Total Returns for the Periods Ended December 31, 2005

The table shows the Fund’s average annual total returns for the periods ended December 31, 2005, as compared to a broad-based market index. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

				Since
				Inception
Westcore Growth Fund	1 Year	5 Years	10 Years	(June 1, 1988)
Return Before Taxes	6.23%	0.43%	9.99%	10.22%
Return After Taxes on Distributions	6.15%	0.32%	7.97%	7.84%
Return After Taxes on Distributions
and Sale of Fund Shares (1)	4.15%	0.35%	7.83%	7.73%
Russell 1000 Growth Index	5.27%	(3.58)%	6.73%	10.77%

The Russell 1000 Growth Index is an unmanaged market-capitalization weighted index of those firms in the Russell 1000 with higher price-to-book ratios and higher forecasted growth values than the threshold determined by the Frank Russell Company. The Russell 1000 includes the largest 1000 firms in the Russell 3000, which represents approximately 98% of the investable U.S. equity market. The Russell 1000 Growth Index figures do not reflect any fees, expenses or taxes. Investors cannot invest directly in the Index.

(1) Returns after taxes on distributions and sale of Fund shares may be higher than returns before taxes and/or returns after taxes on distributions when a net capital loss occurs upon the redemption of Fund shares.

1-800-392-CORE (2673) ■ www.westcore.com	15

Year-to-date return for the period ended June 30, 2006 was 6.27%.

Best Quarter: Q1 ’00 28.64%             Worst Quarter: Q3 ’01 (18.97)%

The Fund’s Average Annual Total Returns for the Periods Ended December 31, 2005

The table shows the Fund’s average annual total returns for the periods ended December 31, 2005, as compared to a broad-based market index. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

			Since
			Inception
Westcore Select Fund	1 Year	5 Years	(Oct. 1, 1999)
Return Before Taxes	7.92%	3.07%	17.49%
Return After Taxes on Distributions	7.92%	3.07%	13.42%
Return After Taxes on Distributions
and Sale of Fund Shares	5.15%	2.63%	12.78%
Russell Midcap Growth Index	12.09%	1.38%	4.52%

The Russell Midcap Growth Index is an unmanaged market-weighted total return index and measures the performance of those Russell Midcap companies with higher price-to-book ratios and higher forecasted growth values than the threshold determined by the Frank Russell Company. The Russell Midcap Index includes firms 201 through 1000, based on market capitalization, from the Russell 3000 Index. The Russell 3000 Index represents 98% of the investable U.S. equity market. The Russell Midcap Growth Index figures do not reflect any fees, expenses or taxes. Investors cannot invest directly in the Index.

This Fund may participate in the Initial Public Offering (“IPO”) market, and a significant portion of the Fund’s Since Inception return is attributable to its investment in IPOs, which in turn had a magnified impact due to the Fund’s relatively small asset base. As the Fund’s assets continue to grow, it will be increasingly less likely to experience substantially similar performance by investing in IPOs.

16

Year-to-date return for the period ended June 30, 2006 was 7.04%.

Best Quarter: Q1 ’00 30.49%             Worst Quarter: Q3 ’02 (23.01)%

The Fund’s Average Annual Total Returns for the Periods Ended December 31, 2005

The table shows the Fund’s average annual total returns for the periods ended December 31, 2005, as compared to a broad-based market index. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

			Since
			Inception
Westcore International Frontier Fund	1 Year	5 Years	(Dec. 15, 1999)
Return Before Taxes	19.51%	4.70%	4.03%
Return After Taxes on Distributions	19.41%	4.68%	3.78%
Return After Taxes on Distributions
and Sale of Fund Shares	12.68%	4.04%	3.31%
MSCI EAFE® Small-Cap Index	26.19%	16.52%	12.06%

The MSCI EAFE® Small-Cap Index is unmanaged and is a free float-adjusted market capitalization index that is designed to measure the performance of securities of small cap companies listed on the stock exchanges of 21 developed markets outside of North America with a full market capitalization range of US $200 million-$1.5 billion. The Index figures do not reflect any fees, expenses or taxes, except for withholding taxes assuming the highest rates. Investors cannot invest directly in the Index.

1-800-392-CORE (2673) ■ www.westcore.com	17

Year-to-date return for the period ended June 30, 2006 was 0.85%.

Best Quarter: Q4 ’98 20.31%             Worst Quarter: Q3 ’02 (20.38)%

The Fund’s Average Annual Total Returns for the Periods Ended December 31, 2005

The table shows the Fund’s average annual total returns for the periods ended December 31, 2005, as compared to a broad-based market index. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

				Since
				Inception
Westcore Blue Chip Fund	1 Year	5 Years	10 Years	(June 1, 1988)
Return Before Taxes	7.76%	3.32%	8.80%	10.67%
Return After Taxes on Distributions	6.43%	2.71%	6.47%	8.42%
Return After Taxes on Distributions
and Sale of Fund Shares (1)	6.61%	2.67%	6.70%	8.40%
S&P 500 Index	4.91%	0.54%	9.07%	11.78%

The S&P 500 Index is an unmanaged index of 500 common stocks chosen for market size, liquidity, and industry group representation. It is a market-value weighted index (stock price times number of shares outstanding), with each stock’s weight in the Index proportionate to its market value. The S&P 500 Index figures do not reflect any fees, expenses or taxes. Investors cannot invest directly in the Index.

(1) Returns after taxes on distributions and sale of Fund shares may be higher than returns before taxes and/or returns after taxes on distributions when a net capital loss occurs upon the redemption of Fund shares.

18

Year-to-date return for the period ended June 30, 2006 was 1.94%.

Best Quarter: Q4 ’99 28.63%             Worst Quarter: Q3 ’01 (19.48)%

The Fund’s Average Annual Total Returns for the Periods Ended December 31, 2005

The table shows the Fund’s average annual total returns for the periods ended December 31, 2005, as compared to a broad-based market index. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

			Since
			Inception
Westcore Mid-Cap Value Fund	1 Year	5 Years	(Oct. 1, 1998)
Return Before Taxes	15.97%	10.91%	14.03%
Return After Taxes on Distributions	14.56%	9.89%	12.47%
Return After Taxes on Distributions
and Sale of Fund Shares	11.56%	9.02%	11.49%
Russell Midcap Value Index	12.64%	12.21%	13.03%

The Russell Midcap Value Index is an unmanaged market-weighted total return index that measures the performance of companies within the Russell Midcap Index having lower price-to-book ratios and lower forecasted growth values than the threshold determined by the Frank Russell Company. The Russell Midcap Index includes firms 201 through 1000, based on market capitalization, from the Russell 3000 Index. The Russell 3000 Index represents 98% of the investable U.S. equity market. The Russell Midcap Value Index figures do not reflect any fees, expenses or taxes. Investors cannot invest directly in this Index.

1-800-392-CORE (2673) ■ www.westcore.com	19

Year-to-date return for the period ended June 30, 2006 was 6.60%.

Best Quarter: Q2 ’03 21.46%         Worst Quarter: Q3 ’02 (20.68)%

The Fund’s Average Annual Total Returns for the Periods Ended December 31, 2005

The table shows the Fund’s average annual total returns for the periods ended December 31, 2005, as compared to a broad-based market index. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

				Since
				Inception
Westcore Small-Cap Opportunity Fund	1 Year	5 Years	10 Years	(Dec. 28, 1993)
Return Before Taxes	5.14%	10.77%	10.81%	11.32%
Return After Taxes on Distributions	3.05%	10.22%	9.81%	10.35%
Return After Taxes on Distributions
and Sale of Fund Shares(1)	6.04%	9.39%	9.18%	9.72%
Russell 2000 Index	4.56%	8.22%	9.26%	9.84%

The Russell 2000 Index is an unmanaged index that consists of the smallest 2000 companies in the Russell 3000 Index. The Russell 3000 Index represents 98% of the investable U.S. equity market. The Russell 2000 Index figures do not reflect any fees, expenses or taxes. Investors cannot invest directly in this Index.

(1) Returns after taxes on distributions and sale of Fund shares may be higher than returns before taxes and/or returns after taxes on distributions when a net capital loss occurs upon the redemption of Fund shares.

20

Year-to-date return for the period ended June 30, 2006 was 10.14%.

Best Quarter: Q3 '05 4.40%             Worst Quarter: Q1 ’05 (2.08)%

The Fund’s Average Annual Total Returns for the Periods Ended December 31, 2005

The table shows the Fund’s average annual total returns for the periods ended December 31, 2005, as compared to a broad-based market index. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

		Since
		Inception
Westcore Small-Cap Value Fund	1 Year	(Dec. 14, 2004)
Return Before Taxes	4.45%	5.03%
Return After Taxes on Distributions	3.83%	4.44%
Return After Taxes on Distributions
and Sale of Fund Shares	2.90%	3.94%
Russell 2000 Value Index	4.70%	7.14%

The Russell 2000 Value Index is a market-weighted total return index that measures the performance of companies within the Russell 2000 Index having lower price-to-book ratios and lower forecasted growth values than the threshold determined by the Frank Russell Company. The Russell 2000 Index includes the 2000 firms from the Russell 3000 Index with the smallest market capitalizations. The Russell 3000 Index represents 98% of the investable U.S. equity market. The Russell 2000 Value Index figures do not reflect any fees, expenses or taxes. Investors cannot invest directly in this index.

1-800-392-CORE (2673) ■ www.westcore.com	21

Year-to-date return for the period ended June 30, 2006 was 4.29%.

Best Quarter: Q2 ’03 13.77%             Worst Quarter: Q3 ’02 (5.47)%

The Fund’s Average Annual Total Returns for the Periods Ended December 31, 2005

The table shows the Fund’s average annual total returns for the periods ended December 31, 2005, as compared to a broad-based market index. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

				Since
				Inception
Westcore Flexible Income Fund	1 Year	5 Years	10 Years	(June 1, 1988)
Return Before Taxes	(0.35)%	8.36%	6.78%	8.81%
Return After Taxes on Distributions	(2.65)%	5.44%	3.93%	5.66%
Return After Taxes on Distributions
and Sale of Fund Shares(1)	(0.24)%	5.35%	4.01%	5.68%
Lehman Brothers U.S. Corporate High
Yield Ba Index	3.04%	8.29%	7.44%	9.14%

The Lehman Brothers U.S. Corporate High Yield Ba Index is an unmanaged index that measures the performance of intermediate (1 to 10 year) U.S. high yield issues. It includes fixed-rate, noninvestment grade debt issues rated Ba1 or lower by Moody’s, rated BB+ or lower by S&P, rated below investment grade by Fitch Investor’s Service or if unrated previously held a high yield rating or have been associated with a high yield issuer, and must trade accordingly. The Lehman Brothers U.S. Corporate High Yield Ba Index figures do not reflect any fees, expenses or taxes. Investors cannot invest directly in this Index.

(1) Returns after taxes on distributions and sale of Fund shares may be higher than returns before taxes and/or returns after taxes on distributions when a net capital loss occurs upon the redemption of Fund shares.

30-Day Yield as of May 31, 2006:	7.77%
Current Yield Information: For current yield information please call 1-800-392-CORE (2673).

22

Year-to-date return for the period ended June 30, 2006 was 0.29%.

Best Quarter: Q2 ’03 5.45%             Worst Quarter: Q2 ’04 (1.79)%

The Fund’s Average Annual Total Returns for the Periods Ended December 31, 2005

The table shows the Fund’s average annual total returns for the periods ended December 31, 2005, as compared to a broad-based market index. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

				Since
	1	5	10	Inception
Westcore Plus Bond Fund	Year	Years	Years	(June 1, 1988)
Return Before Taxes	2.06%	6.76%	6.28%	7.19%
Return After Taxes on Distributions	0.15%	4.41%	3.87%	4.71%
Return After Taxes on Distributions
and Sale of Fund Shares(1)	1.33%	4.36%	3.86%	4.68%
Lehman Brothers Aggregate Bond Index	2.42%	5.87%	6.16%	7.82%

The Lehman Brothers Aggregate Bond Index is an unmanaged, fixed income, market-value-weighted index generally representative of investment grade fixed-rate debt issues, including government, corporate, asset-backed, and mortgage-backed securities with maturities of at least one year. The Lehman Brothers Aggregate Bond Index figures do not reflect any fees, expenses or taxes. Investors cannot invest directly in this Index. (1) Returns after taxes on distributions and sale of Fund shares may be higher than returns before taxes and/or returns after taxes on distributions when a net capital loss occurs upon the redemption of Fund shares.

30-Day Yield as of May 31, 2006:	5.86%
Current Yield Information: For current yield information please call 1-800-392-CORE (2673).

1-800-392-CORE (2673) ■ www.westcore.com	23

Year-to-date return for the period ended June 30, 2006 was (0.07)%.

Best Quarter: Q4 ’00 3.73%             Worst Quarter: Q2 ’99 (2.15)%

The Fund’s Average Annual Total Returns for the Periods Ended December 31, 2005

The table shows the Fund’s average annual total returns for the periods ended December 31, 2005, as compared to a broad-based market index. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

				Since Inception
Westcore Colorado Tax-Exempt Fund	1 Year	5 Years	10 Years	(June 1, 1991)
Return Before Taxes	1.53%	4.15%	4.44%	5.33%
Return After Taxes on Distributions	1.53%	4.15%	4.44%	5.33%
Return After Taxes on Distributions
and Sale of Fund Shares(1)	2.31%	4.12%	4.41%	5.26%
Lehman Brothers
10-Year Municipal Bond Index	2.75%	5.45%	5.69%	6.68%

The Lehman Brothers 10-Year Municipal Bond Index is an unmanaged index that includes investment grade (Moody's Investor Services Aaa to Baa, Standard and Poor's Corporation AAA to BBB) tax-exempt bonds with maturities between eight and twelve years. The Lehman Brothers 10-Year Municipal Bond Index figures do not reflect any fees, expenses or taxes.  Investors cannot invest directly in this Index.

(1) Returns after taxes on distributions and sale of Fund shares may be higher than returns before taxes and/or returns after taxes on distributions when a net capital loss occurs upon the redemption of Fund shares.

		30-Day Tax-
	30-Day Yield as	Equivalent Yield as
	of May 31, 2006	of May 31, 2006*
30-Day Yields as of May 31, 2006:	3.91%	6.31%

Current Yield Information: For current yield information please call 1-800-392-CORE (2673).

*Tax-Equivalent Yield is based upon the effective combined state and federal tax rate assumptions of 38.01% (assuming a 35.00% federal tax rate and a 4.63% Colorado tax rate).

24

Fees and Expenses of the Funds

     This table describes the fees and expenses that you may pay if you buy and hold shares of the Funds.

				International
	Equity Growth Funds			Equity Fund
	Westcore			Westcore
	MIDCO	Westcore	Westcore	International
	Growth	Growth	Select	Frontier
	Fund	Fund	Fund	Fund

Shareholder Fees
(fees paid directly from
your investment)
Redemption fee (as a
percentage of amount of shares
redeemed or exchanged within
90 calendar days from their date
of purchase as further described
on page 54)	2.00%	2.00%	2.00%	2.00%(3)
Annual Account Maintenance Fee
(for accounts under $750 as
further described on page 58)	$12.00	$12.00	$12.00	$12.00
Annual Fund Operating
Expenses (expenses that are
deducted from Fund assets)
Management Fees(1)	0.65%	0.65%	0.65%	1.20%
Distribution (12b-1) Fees	None	None	None	None
Other Expenses	0.44%	0.43%	1.10%	0.78%
Total Annual Fund
Operating Expenses	1.09%	1.08%	1.75%	1.98%
Fee Waiver and
Expense Reimbursement(1)	0.0%	0.0%	(0.60)%	(0.48)%
Net Annual Fund
Operating Expenses(1)	1.09%	1.08%	1.15%	1.50%

1-800-392-CORE (2673) ■ www.westcore.com	25

Fees and Expenses of the Funds (continued)

	Equity Value Funds				Bond Funds
	Westcore	Westcore	Westcore	Westcore	Westcore	Westcore	Westcore
	Blue	Mid-Cap	Small-Cap	Small-Cap	Flexible	Plus	Colorado
	Chip	Value	Opportunity	Value	Income	Bond	Tax-Exempt
	Fund	Fund	Fund	Fund	Fund	Fund	Fund
Shareholder Fees
(fees paid directly from
your investment)
Redemption fee (as a percentage
of amount of shares redeemed or
exchanged within 90 calendar
days from their date of purchase
as further described on page 54)	2.00%	2.00%	2.00%	2.00%	2.00%	2.00%	2.00%
Annual Account Maintenance Fee
(for accounts under $750 as
further described on page 58) $	12.00	$12.00	$12.00	$12.00 $	12.00	$12.00	$12.00
Annual Fund Operating
Expenses (expenses that are
deducted from Fund assets)
Management Fees(2)	0.65%	0.75%	1.00%	1.00%	0.45%	0.45%	0.50%
Distribution (12b-1) Fees	None	None	None	None	None	None	None
Other Expenses(2)	0.46%	0.51%	0.77%	0.61%	0.48%	0.44%	0.48%
Total Annual Fund
Operating Expenses	1.11%	1.26%	1.77%	1.61%	0.93%	0.89%	0.98%
Fee Waiver and
Expense Reimbursement(2)	(0.00)%	(0.01)%	(0.47)%	(0.31)%	(0.08)%	(0.34)%	(0.33)%
Net Annual Fund
Operating Expenses(2)	1.11%	1.25%	1.30%	1.30%	0.85%	0.55%	0.65%

26

Example

     This Example is intended to help you compare the cost of investing in the Funds with the cost of investing in other mutual funds.

     The Example assumes that you invest $10,000 in the Funds for the time periods indicated and then redeem all of your shares at the end of those periods. In addition, the Example does not take into consideration the Adviser or Administrators’ agreements to waive certain fees. The Example also assumes that your investment has a 5% return each year and that the Funds’ operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

				International
	Equity Growth Funds			Equity Fund
	Westcore			Westcore
	MIDCO	Westcore	Westcore	International
	Growth	Growth	Select	Frontier
	Fund	Fund	Fund	Fund
One Year	$111	$110	$178	$201
Three Years	347	343	551	621
Five Years	601	595	948	1067
Ten Years	1,327	1,316	2,060	2,303

	Equity Value Funds				Bond Funds
	Westcore	Westcore	Westcore	Westcore	Westcore	Westcore	Westcore
	Blue	Mid-Cap	Small-Cap	Small-Cap	Flexible	Plus	Colorado
	Chip	Value	Opportunity	Value	Income	Bond	Tax-Exempt
	Fund	Fund	Fund	Fund	Fund	Fund	Fund
One Year	$113	$128	$180	$164	$95	$91	$100
Three Years	353	400	557	508	296	284	312
Five Years	611	691	959	876	514	493	541
Ten Years	1,350	1,521	2,081	1,909	1,142	1,095	1,200

(1) The Adviser and the Administrators have contractually agreed to waive a portion of the investment advisory and/or administration fees and/or to reimburse other expenses for the MIDCO Growth, Growth, Select and International Frontier Funds from September 28, 2006 until at least September 28, 2007, so that Net Annual Fund Operating Expenses will be no more than 1.15%, 1.15%, 1.15% and 1.50% for each Fund, respectively, for such period. You will be notified if these waivers and/or reimbursements are discontinued after that date resulting in a material change in a Fund’s Net Annual Operating Expense.

(2) The Adviser and the Administrators have contractually agreed to waive a portion of the investment advisory and/or administration fees and/or to reimburse other expenses for the Blue Chip, Mid-Cap Value, Small-Cap Opportunity, Small-Cap Value, Flexible Income, Plus Bond and Colorado Tax-Exempt Funds from September 28, 2006 until at least September 28, 2007, so that Net Annual Fund Operating Expenses will be no more than 1.15%, 1.25%, 1.30%, 1.30%, 0.85%, 0.55%, and 0.65% for each Fund, respectively, for such period. You will be notified if these waivers and/or reimbursements are discontinued after that date resulting in a material change in a Fund’s Net Annual Operating Expenses.

(3) The 2% redemption fee normally imposed on shares redeemed within 90 calendar days from the date of purchase will be waived for redemption orders received for the Westcore International Frontier Fund from July 3, 2006 through October 2, 2006. Please note that Fund retains its right to impose restrictions on trading activity to discourage and prevent frequent trading activities in the Fund.

1-800-392-CORE (2673) ■ www.westcore.com	27

     The principal risks of investing in each Fund are described previously in this prospectus. The following list provides more detail about some of those risks, along with information on additional types of risks that may apply to the Funds. Risks associated with particular types of investments each Fund makes are described in this section and in the Statement of Additional Information referred to on the back cover of this prospectus.

General Risks of Investing in Each of the Funds

Credit Risk – Bond Funds and, to the extent they invest in fixed-income securities, Equity Funds

     The risk that an issuer will be unable to make principal and interest payments when due or the price changes due to a downgrade in the credit quality of the issuer is known as “credit risk.” U.S. government securities are generally considered to be the safest type of investment in terms of credit risk. Tax-Exempt Obligations generally rank between U.S. government securities and corporate debt securities in terms of credit safety. Corporate debt securities, particularly those rated below investment grade, may present the highest credit risk.

     Securities rated below investment grade are particularly subject to credit risk. These securities are predominantly speculative and are commonly referred to as “junk bonds.” To the extent a Fund purchases or holds convertible or other securities that are below investment grade, a greater risk exists as to the timely repayment of the principal of, and the timely payment of interest or dividends on, such securities.

     Ratings published by Rating Agencies are widely accepted measures of credit risk. The lower a bond issue is rated by a Rating Agency, the more credit risk it is considered to represent. Lower-rated bonds generally pay higher yields to compensate investors for the greater risk.

Interest Rate Risk – Bond Funds and, to the extent they invest in fixed-income securities, Equity Funds

     Generally, a fixed-income security will increase in value when interest rates fall and decrease in value when interest rates rise. Longer-term securities are generally more sensitive to interest rate changes than shorter-term securities, but they usually offer higher yields to compensate investors for the greater risks.

     Changes in interest rates may also extend or shorten the duration of certain types of instruments, such as asset-backed securities, thereby affecting their value and the return on your investment. Duration is an approximate measure of the sensitivity of bond and bond fund prices to changes in interest rates. Unlike

28

maturity, which refers only to the time until final payment, duration refers to the average time it takes to receive all expected cash flows (including interest payments, prepayments and final payments) on the debt obligations held by a fund. Zero coupon securities, including stripped securities in which the Bond Funds may invest are subject to greater interest-rate risk than many of the more typical fixed-income securities.

Liquidity Risk – All Funds

     Certain securities may be difficult or impossible to sell at the time and price that a Fund would like. A Fund may have to lower the price, sell other securities instead or forego an investment opportunity, any of which could have a negative effect on fund management or performance. This risk applies, for example, to variable and floating rate demand notes; variable amount demand securities and restricted securities that the Funds may purchase; short-term funding agreements that each Fund may purchase; and the futures contracts in which each Fund (other than the Colorado Tax-Exempt Fund) may engage. Illiquid securities also include repurchase agreements, securities loans and time deposits with notice/termination dates of greater than seven days, certain municipal leases and certain securities subject to trading restrictions because they are not registered under the Securities Act of 1933. The Funds (other than the Colorado Tax-Exempt Fund) may purchase equity securities that are restricted as to resale, issued by issuers who have outstanding, publicly-traded equity securities of the same class (“private investment in public equity” or “PIPES”). PIPES may contain provisions that the issuer will pay specified financial penalties to the holder if the issuer does not publicly register the restricted equity securities within a specified period of time, but there is no assurance that the restricted equity securities will be publicly registered, or that registration will remain in effect.

     There may be no active secondary market for illiquid securities. Each Fund may invest up to 15% of its net assets in securities that are illiquid. A domestically traded security that is not registered under the Securities Act of 1933 will not be considered illiquid if the Adviser determines that an adequate investment trading market exists for that security. However, there can be no assurance that a liquid market will exist for any security at a particular time. Because illiquid and restricted securities may be difficult to sell at an acceptable price, they may be subject to greater volatility and may result in a loss to a Fund.

Market Risk – All Funds

     The value of the securities in which a Fund invests may go up or down in response to the prospects of individual companies and/or general economic conditions. Price changes may be temporary or last for extended periods.

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     Each Fund’s performance results may reflect periods of above average performance attributable to its investment in certain securities during the IPO, the performance of a limited number of the securities in the Fund, or other non-recurring factors. It is possible that the performance may not be repeated in the future.

Other Types of Investments – All Funds

     This prospectus describes each Fund’s principal investment strategies, and the types of securities in which each Fund principally invests. Each Fund may, from time to time, make other types of investments and pursue other investment strategies in support of its overall investment goal. These supplemental investment strategies – and the risk involved – are described in detail in the Statement of Additional Information, which is referred to on the back cover of this prospectus.

Portfolio Management Risk – All Funds

     A strategy that the Adviser uses may fail to produce the intended results. The particular securities and types of securities a Fund holds may underperform other securities and types of securities. There can be no assurance a Fund will achieve its investment objective. Certain policies of each Fund, which may not be changed without a shareholder vote, are described in the Statement of Additional Information.

Portfolio Turnover Risks – All Equity Funds

The Adviser will not consider the portfolio turnover rate a limiting factor in making investment decisions for a Fund. A high rate of portfolio turnover (100% or more) involves correspondingly greater expenses, which must be borne by a Fund and its shareholders. It may result in higher short-term capital gains taxable to shareholders. These gains are taxable at higher rates than long-term capital gains. Frequent trading could also mean higher brokerage commissions and other transaction costs, which could reduce the Fund’s return. See “Financial Highlights” for the Funds’ historical portfolio turnover rates.

     The Westcore Growth, MIDCO Growth and Select Funds had a portfolio turnover rate over 100% in the year ended May 31, 2006. The Adviser believes it is likely that the Growth and MIDCO Growth Funds will have a lower portfolio turnover rate during the current fiscal year, however it is not uncommon for the Select Fund to have a higher portfolio turnover in light of the limited number of holdings in the Fund.

Temporary Defensive Positions – All Funds

     Each Fund may, from time to time, take temporary defensive positions that are inconsistent with its principal investment strategies in attempting to respond to adverse market, economic, political or other conditions. Such investments include various short-term instruments. If any Fund takes a temporary position

30

at the wrong time, the position would have an adverse impact on that Fund’s performance. The Fund may not achieve its investment objective. Each Fund reserves the right to invest all of its assets in temporary defensive positions.

Additional Risks That Apply to Particular Investments

Asset-Backed Securities – Bond Funds, Other Than Colorado Tax-Exempt Fund

     These Funds may purchase asset-backed securities, which are securities backed by installment sale contracts, credit card receivables or other assets. The yield characteristics of asset-backed securities differ from traditional debt securities. A major difference is that the principal amount of the obligations may be prepaid at any time, because the underlying assets (i.e., loans) generally may be prepaid at any time. The prepayment rate is primarily a function of current market rates and conditions. In periods of falling interest rates, the rate of prepayment tends to increase, and the reinvestment of prepayment proceeds by a Fund will generally be at a lower rate than the rate on the prepaid obligation. Prepayments may also result in some loss of a Fund’s principal investment if any premiums were paid. As a result of these yield characteristics, some high-yielding, asset-backed securities may have less potential for growth in value than conventional bonds with comparable maturities. These characteristics may result in a higher level of price volatility for these assets under certain market conditions.

     Asset-backed securities may be subject to greater risk of default during periods of economic downturn than conventional debt instruments, and the holder frequently has no recourse against the entity that originated the security. In addition, the secondary market for certain asset-backed securities may not be as liquid as the market for other types of securities, which could result in the Funds’ experiencing difficulty in valuing or liquidating such securities.

Cash Position – All Funds, Other Than Colorado Tax-Exempt Fund

     When a Fund’s Adviser believes that market conditions are unfavorable for profitable investing, including situations where it is unable to locate attractive investment opportunities, a Fund’s cash or similar investments may increase. In other words, each Fund does not always stay fully invested in the stocks or bonds that constitute its principal investments. Cash or similar investments generally are a residual – they represent the assets that remain after the Adviser has committed available assets to desirable investment opportunities. However, the Adviser may also temporarily increase a Fund’s cash position to protect its assets or maintain liquidity. When a Fund’s investments in cash or similar investments increase, it may not participate in market advances or declines to the same extent that it would if a Fund remained more fully invested in its principal investments.

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Convertible Securities – All Funds, Other Than Colorado Tax-Exempt Fund

     These Funds may invest in convertible securities, including bonds and preferred stocks, which may be converted into common stock at a specified price or conversion ratio. The Funds use the same research-intensive approach and valuation techniques for selecting convertible securities as are used for the selection of common stocks. The value of a convertible security is influenced by both interest rates and the value of the underlying common stock.

Derivative Risk – All Funds, Other Than Colorado Tax-Exempt Fund, but predominantly International Frontier and Flexible Income Funds

     The term derivative covers a wide number of investments, but in general it refers to any financial instrument whose value is derived, at least in part, from the price of another security or a specified index, asset or rate. Some derivatives may be more sensitive to or otherwise not react in tandem with interest rate changes or market moves, and some may be susceptible to changes in yields or values due to their structure or contract terms. Loss may result from a Fund’s investments in options, futures, swaps, structured securities and other derivative instruments that may be leveraged. A Fund may use derivatives to: increase yield; hedge against a decline in principal value; invest with greater efficiency and lower cost than is possible through direct investment; adjust the Fund’s duration; or provide daily liquidity.

     Hedging is the use of one investment to offset the effects of another investment. To the extent that a derivative is used as a hedge against an opposite position that the Fund also holds, a loss generated by the derivative should be substantially offset by gains on the hedged investment, and vice versa. While hedging can reduce or eliminate losses, it can also reduce or eliminate gains. Hedging also involves correlation risk – the risk that changes in the value of a hedging instrument may not match those of the asset being hedged.

     To the extent that a derivative is not used as a hedge, a Fund is directly exposed to the risks of that derivative. Gains or losses from a speculative position in a derivative may be substantially greater than the derivative’s original cost.

Extension Risks – Bond Funds

     This is the risk that an issuer will exercise its right to pay principal on an obligation held by a Fund (such as a mortgage- or asset-backed security) later than expected. This may happen when there is a rise in interest rates. These events may lengthen the duration and potentially reduce the value of these securities.

32

Foreign Currency Exchange Transactions – All Funds, Other Than Colorado Tax-Exempt Fund, but predominantly International Frontier Fund

     These Funds may buy and sell securities and pay and receive amounts denominated in currencies other than the U.S. dollar, and may enter into currency exchange transactions from time to time. A Fund will purchase or sell foreign currencies on a “spot” or cash basis at the prevailing rate in the foreign currency exchange market or enter into forward foreign currency exchange contracts. Under a forward currency exchange contract, a Fund would agree with a financial institution to purchase or sell a stated amount of a foreign currency at a specified price, with delivery to take place at a specified date in the future. Forward currency exchange transactions establish an exchange rate at a future date and are transferable in the interbank market conducted directly between currency traders (usually large commercial banks) and their customers. These contracts generally have no deposit requirement and are traded at a net price without commission. Neither spot transactions nor forward foreign currency exchange contracts eliminate fluctuations in the prices of a Fund’s portfolio securities or in foreign exchange rates or prevent loss if the prices of these securities should decline. In addition, because there is a risk of loss to a Fund if the other party does not complete the transaction, these contracts will be entered into only with parties approved by the Board.

     Forward foreign currency exchange contracts allow a Fund to hedge the currency risk of portfolio securities denominated in a foreign currency. This technique permits the assessment of the merits of a security to be considered separately from the currency risk. It is thereby possible to focus on the opportunities presented by the security apart from the currency risk. Although these contracts are of short duration, generally between one and twelve months, they frequently are rolled over in a manner consistent with a more long-term currency decision. Although foreign currency hedging transactions tend to minimize the risk of loss due to a decline in the value of the hedged currency, at the same time they tend to limit any potential gain that might be realized should the value of the hedged currency increase. The precise matching of the forward contract amounts and the value of the securities involved will not generally be possible because the future value of these securities in foreign currencies will change as a consequence of market movements in the value of those securities between the date the forward contract is entered into and the date it matures. The projection of currency market movements is extremely difficult, and the successful execution of a hedging strategy is highly uncertain.

     A Fund may maintain “short” positions in forward foreign currency exchange transactions under which the Fund would agree to exchange currency that it

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currently did not own for another currency at a future date and at a specified price. This would be done in anticipation of a decline in the value of the currency sold short relative to the other currency and not for speculative purposes. In order to ensure that the short position is not used to achieve leverage with respect to a Fund’s investments, such Fund would establish with its custodian a segregated account consisting of cash or certain liquid high-grade debt securities equal in value to the market value of the currency involved.

Foreign Securities Strategies and Risks – All Funds, Other Than Colorado Tax-Exempt Fund, but predominantly International Frontier Fund

     Foreign securities are subject to special risks not typically associated with domestic securities. The following are common examples of these special risks. The extent of these risks, however, varies from time to time and from country to country.

  less government regulation
  less public information
  less economic, political and social stability
  less security registration requirements
  less security settlement procedures and regulations
  an adverse change in diplomatic relations between the U.S. and another country the imposition of withholding taxes on dividend income
  the seizure or nationalization of foreign holdings
  the establishment of exchange controls
  freezes on the convertibility of currency
  the adoption of other governmental restrictions adversely affecting investments in foreign securities

     Investments in debt securities of foreign governments involve the risk that foreign governments may default on their obligations or may otherwise not respect the integrity of their debt such as implementing monetary policies which severely devalue the foreign currency.

     Emerging markets are generally countries located in the Asia/Pacific region, Eastern Europe, South America and Africa. The securities traded within these markets are typically of companies with less liquidity and potentially greater price volatility. These countries may have less developed securities settlement

34

procedures, which may delay or prevent security settlement, especially during market disruptions. As a result of these and other risks, including greater social, economic and political uncertainties, investments in these countries may present a greater risk to a Fund than investments in developed countries.

     Investments in securities traded on foreign exchanges also involve higher costs than investments in securities traded on domestic exchanges, including higher transaction and custody costs as well as the imposition of additional taxes by foreign governments.

     Each of the Funds may invest in foreign currency denominated securities. A Fund that invests in foreign currency denominated securities will also be subject to the risk of negative foreign currency rate fluctuations. A change in the exchange rate between U.S. dollars and foreign currency may reduce the value of an investment made in a security denominated in that foreign currency. The International Frontier Fund may hedge against foreign currency risk, and the other Funds may do so on unsettled trades, but none of the Funds are required to do so.

     Investments in foreign securities may also be in the form of sponsored and unsponsored American Depositary Receipts (“ADRs”), European Depositary Receipts (“EDRs”) and similar securities. These securities may not be denominated in the same currency as the securities they represent. ADRs are receipts typically issued by a United States bank or trust company. Unsponsored ADRs may be created without the participation of the foreign issuer. Holders of these ADRs generally bear all of the costs of the ADR facility, whereas foreign issuers typically bear certain costs in a sponsored facility. The bank or trust company depositary of an unsponsored ADR may be under no obligation to distribute shareholder communications received from the foreign issuer or to pass through voting rights. EDRs are receipts issued by a European financial institution evidencing ownership of the underlying foreign securities.

     Up to 25% of the assets of each domestic Westcore Equity Fund, Flexible Income Fund and Plus Bond Fund may be invested in foreign securities.

Initial Public Offerings – All Funds, Other Than Colorado Tax-Exempt Fund, but predominantly all Equity Funds

     Each of these Funds may invest a portion of its assets in securities of companies offering shares in IPOs. The price of IPO shares can be volatile, due to factors including the absence of a prior public market, unseasoned trading, the small number of shares trading and limited investor information. As such, the Funds may hold IPO shares for a very short period of time. This may increase the turnover of the Funds’ portfolios and may lead to increased expenses to the Funds, such as commissions and transaction costs. By selling shares, a Fund may realize

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taxable gains it will subsequently distribute to shareholders. In addition, the market for IPO shares can be speculative and/or inactive for extended periods of time. There is no assurance that a Fund will be able to obtain allocations of IPO shares. The limited number of shares available for trading in some IPOs may make it more difficult for a Fund to buy or sell significant amounts of shares without an unfavorable impact on prevailing prices. Investors in IPO shares can be affected by substantial dilution in the value of their shares, by sales of additional shares and by concentration of control in existing management and principal shareholders.

     The Funds’ investments in IPO shares may include the securities of unseasoned companies (companies with less than three years of continuous operations), which presents risks considerably greater than common stocks of more established companies. These companies may have limited operating histories and their prospects for profitability may be uncertain. These companies may be involved in new and evolving businesses and may be vulnerable to competition and changes in technology, markets and economic conditions. They may be more dependent on key managers and third parties and may have limited product lines.

     Investments in IPOs can have a dramatic impact on the Funds’ returns, especially if the Funds have a smaller asset base. Any such impact may not be repeated in the future.

Mortgage-Related Securities – Flexible Income and Plus Bond Funds

     The Westcore Flexible Income and Plus Bond Funds may invest in mortgage-backed securities (including collateralized mortgage obligations) that represent pools of mortgage loans assembled for sale to investors by various governmental agencies and government-related organizations, such as the Government National Mortgage Association (“GNMA”), the Federal National Mortgage Association (“Fannie Mae”) and the Federal Home Loan Mortgage Corporation (“Freddie Mac”).

     There are a number of important differences among the agencies and instrumentalities of the U.S. government that issue mortgage-related securities and among the securities that they issue. Mortgage-related securities include GNMA Mortgage Pass-Through Certificates (also known as “Ginnie Maes”) which are guaranteed as to the timely payment of principal and interest by GNMA and such guarantee is backed by the full faith and credit of the United States. GNMA is a wholly-owned U.S. government corporation within the Department of Housing and Urban Development. Ginnie Maes also are supported by the authority of GNMA to borrow funds from the U.S. Treasury to make payments under its guarantee. Mortgage-related securities also include Fannie Mae guaranteed Mortgage Pass-Through Certificates which are solely the obligations of Fannie

36

Mae, are not backed by or entitled to the full faith and credit of the United States but are supported by the right of Fannie Mae to borrow from the U.S. Treasury. Fannie Mae is a government-sponsored organization owned entirely by private stockholders. Fannie Mae guaranteed Mortgage Pass-Through Certificates are guaranteed as to timely payment of principal and interest by Fannie Mae. Mortgage-related securities include Freddie Mac Mortgage Participation Certificates (also known as “PCs”). Freddie Mac is a corporate instrumentality of the United States, created pursuant to an Act of Congress, which is owned entirely by private stockholders. Freddie Mac PCs are not guaranteed and do not constitute a debt or obligation of the United States or of any Federal Home Loan Bank. Freddie Mac PCs entitle the holder to timely payment of interest, which is guaranteed by the Freddie Mac. Freddie Mac guarantees either ultimate collection or timely payment of all principal payments on the underlying mortgage loans. When Freddie Mac does not guarantee timely payment of principal, Freddie Mac may remit the amount due on account of its guarantee of ultimate payment of principal at any time after default on an underlying mortgage, but in no event later than one year after it becomes payable.

     Mortgage-backed securities provide a monthly payment consisting of interest and principal payments. Additional payments may be made out of unscheduled repayments of principal resulting from the sale of the underlying residential property, refinancing or foreclosure, net of fees or costs that may be incurred. Prepayments of principal on mortgage-backed securities may tend to increase due to refinancing of mortgages as interest rates decline. To the extent that a Fund purchases mortgage-backed securities at a premium, mortgage foreclosures and prepayments of principal by mortgagors (which may be made at any time without penalty) may result in some loss of the Fund’s principal investment to the extent of the premium paid. The yield of a Fund that invests in mortgage-backed securities may be affected by the Fund’s need to reinvest prepayments at higher or lower rates than the original investment.

     Other mortgage-backed securities are issued by private companies, generally originators of and investors in mortgage loans, including savings associations, mortgage bankers, commercial banks, investment bankers and special-purpose entities. These private mortgage-backed securities may be supported by U.S. Government mortgage-backed securities or some form of non-government credit enhancement.

     Mortgage-backed securities may be affected by prepayments of principal on the underlying loans, which generally increase as interest rates decline; as a result, when interest rates decline, holders of these securities normally do not benefit from appreciation in market value to the same extent as holders of other non-callable debt securities. Further, an issuer of an obligation may exercise its right to pay

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principal on the obligation later than expected. This is more likely to happen when interest rates rise. These events may lengthen the duration and reduce the value of these obligations. Duration is defined above under “Interest Rate Risk.” In addition, like other debt securities, the values of mortgage-related securities, including government-related mortgage pools, generally will fluctuate in response to market interest rates.

Other Investment Companies – All Funds

     All Funds may invest their cash balances, within the limits permitted by the Investment Company Act of 1940 (“1940 Act”), in other investment companies that invest in high quality, short-term debt securities that determine their NAV per share on the amortized cost or penny-rounding method (i.e. money market funds). The Funds may invest cash holdings in affiliated or non-affiliated money market funds as permitted under Sec tion 12(d)(1) and the rules promulgated under that section.

     In addition, all Funds except Westcore Colorado Tax-Exempt Fund may invest in other investment companies that invest in a manner consistent with each Fund’s investment objective, generally through the use of exchange-traded funds (“ETFs”). S ome ETFs have obtained exemptive orders permitting other investment companies, such as the Funds, to acquire their securities in excess of the limits of section 12(d)(1).

     ETFs are open-end investment companies or unit investment trusts that are registered under the 1940 Act. The shares of ETFs are listed and traded on stock exchanges at market prices. Since ETF shares can be bought and sold like ordinary stocks throughout the day, the Funds may invest in ETFs in order to equitize cash, achieve exposure to a broad basket of securities in a single transaction, achieve similar exposure for the Fund when proceeds aare available from sales made to recognize losses on other investments in the Fund, or for other reasons.

     An investment in an ETF generally presents the same primary risks as an investment in a conventional mutual fund (i.e., one that is not exchange traded) that has the same investment objectives, strategies and policies. The price of an ETF can fluctuate up or down, and the Funds could lose money investing in ETFs if the prices of the securities owned by ETFs go down. In addition, ETFs are subject to the following risks that do not apply to conventional mutual funds: (i) the market price of an ETF’s shares may trade above or below their NAV; (ii) an active trading market for an ETF’s shares may not develop or be maintained; or (iii) trading of an ETF’s shares may be halted if the listing exchange’s officials deem such action appropriate, the shares are delisted from the exchange, or the activation of market-wide “circuit breakers” (which are tied to large increase or decreases in stock prices) halts stock trading generally.

38

     A pro rata portion of ETFs or other investment companies’ fees and expenses will be borne by the Fund’s shareholders. These fees and expenses are in addition to fees charged directly by the Funds in connection with their operations. ETFs do not charge initial sales charges or redemption fees however, investors do pay customary brokerage fees to buy and sell ETF shares.

Prepayment Risk – Bond Funds

     This is the risk that an issuer will exercise its right to pay principal on an obligation held by a Fund (such as a mortgage- or asset-backed security) earlier than expected. This may happen when there is a decline in interest rates. These events may make a Fund unable to recoup its initial investment and may result in reduced yields.

REITs – All Funds, Other Than Colorado Tax-Exempt Fund

     The Funds may invest in equity and/or debt securities issued by equity and mortgage REITs, which are real estate investment trusts. Equity REITs invest directly in real property. Mortgage REITs invest in mortgages on real property.

     REITs may be subject to certain risks associated with the direct ownership of real estate, including declines in the value of real estate, overbuilding and increased competition, increases in property taxes and operating expenses, and variations in rental income. Generally, increases in interest rates will decrease the value of high-yielding securities and increase the costs of obtaining financing, which could decrease the value of these investments. In addition, equity REITs may be affected by changes in the value of the underlying property owned by the trusts, while mortgage REITs may be affected by the quality of credit extended. REITs are also heavily dependent on cash flow and are subject to the risk that borrowers may default.

     A pro rata portion of REIT fees and expenses will be borne by the Funds’ shareholders. These fees and expenses are in addition to fees charged directly to the Funds in connection wit h their operations.

Securities Lending – All Funds, Other Than Colorado Tax-Exempt Fund

     These Funds may lend their portfolio securities to institutional investors as a means of earning additional income. Such loans must be continuously secured by certain liquid, high-grade collateral equal at all times to at least the market value of the securities loaned. Securities loans present risks of delay in receiving collateral or in recovering the securities loaned or even a loss of rights in the collateral if the borrower of the securities fails financially. A loan will not be made if, as a result, the total amount of a Fund’s outstanding loans exceeds 30% of its total assets (including the value of the collateral for the loan).

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Small-Cap Stock Risk – International Frontier, Small-Cap Opportunity and Small-Cap Value Funds

     Smaller capitalization stocks involve greater risks than those associated with larger, more established companies. Small company stocks may be subject to more abrupt or erratic price movements, for reasons including that the stocks are traded in lower volume and that the issuers are more sensitive to changing conditions and have less certain growth prospects. Also, there are fewer market makers for these stocks and wider spreads between quoted bid and asked prices in the over-the-counter market for these stocks. Small-cap stocks tend to be less liquid, particularly during periods of market disruption. There normally is less publicly available information concerning these securities. Small companies in which the Funds may invest typically have limited product lines, markets or financial resources, or may be dependent on a small management group.

Tax-Exempt Obligations – Colorado Tax-Exempt Fund

     Tax-exempt obligations in which the Westcore Colorado Tax-Exempt Fund invests include: (i) “general obligation” securities that are secured by the issuer’s full faith, credit and taxing power; (ii) revenue securities that are payable only from the revenues derived from a particular facility or other specific revenue source such as the user of the facility being financed; (iii) “moral obligation” securities that are normally issued by special purpose public authorities; and (iv) private activity bonds (such as bonds issued by industrial development authorities) that are usually revenue securities issued by or for public authorities to finance a privately operated facility.

     In many cases, the Internal Revenue Service has not ruled on whether the interest received on a tax-exempt obligation is tax-exempt, and, accordingly, purchases of these securities are based on the opinion of bond counsel to the issuers at the time of issuance. The Fund and the Adviser rely on these opinions and will not review the basis for them.

     The Fund concentrates its investments in Colorado obligations. If Colorado or any of its political subdivisions were to suffer serious financial difficulties that might jeopardize the ability to pay its obligations, the value of the Fund could be adversely affected.

Tax Risk – Colorado Tax-Exempt Fund

     This Fund may be more adversely impacted by changes in tax rates and policies than the other Funds. Because interest income on municipal obligations is normally not subject to regular federal income taxation, the attractiveness of municipal obligations in relation to other investment alternatives is affected by changes in federal income tax rates applicable to, or the continuing federal income

40

tax-exempt status of, such interest income. Any proposed or actual changes in such rates or exempt status, therefore, can significantly affect the demand for and supply, liquidity and marketability of municipal obligations, which, in turn, could affect the Fund’s ability to acquire and dispose of municipal obligations at desirable yield and price levels.

Trust Preferred Securities -- All Funds, except Westcore Colorado Tax-Exempt Fund, but predominantly Westcore Flexible Income and Plus Bond Funds

     Trust preferred securities are limited-life preferred securities typically issued by corporations, generally in the form of interest-bearing notes or preferred securities, or by an affiliated business trust of a corporation, generally in the form of beneficial interests in subordinated debentures or similarly structured securities.

     Dividend payments of the trust preferred securities generally coincide with interest payments on the underlying obligations. Trust preferred securities generally have a yield advantage over traditional preferred stocks, but unlike preferred stocks, distributions are treated as interest rather than dividends for federal income tax purposes and therefore, are not eligible for the dividends-received deduction. If payments on the underlying subordinated debentures are deferred by the debenture issuer, the debentures would be treated as original issue discount (“OID”) obligations for the remainder of their term. As a result, holders of Trust Preferred Securities, such as the Funds, would be required to accrue daily for federal income tax purposes their share of the stated interest and the de minimis OID on the debentures (regardless of whether the Fund receives any cash distributions), and the value of Trust Preferred Securities would likely be negatively affected. Interest payments on the underlying subordinated debentures typically may only be deferred if dividends are suspended on both common and preferred stock of the issuer. The underlying subordinated debentures generally rank slightly higher in terms of payment priority than both common and preferred securities of the issuer, but rank below other subordinated debentures and debt securities.

     Trust Preferred Securities may be subject to mandatory prepayment under certain circumstances. The market values of Trust Preferred Securities may be more volatile than those of conventional debt securities. Trust Preferred Securities may be issued in reliance on Rule 144A under the Securities Act of 1933, and would then be restricted securities, which may be sold only either pursuant to an effective registration statement or an exemption from the Securities Act. There can be no assurance as to the liquidity of Trust Preferred Securities and the ability of holders of Trust Preferred Securities, such as the Fund, to sell their holdings.

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U.S. Government Obligations – All Funds

     The Funds invest in obligations issued or guaranteed by the U.S. government, its agencies or instrumentalities. Direct obligations of the U.S. government such as Treasury bills, notes and bonds are supported by its full faith and credit. Indirect obligations issued by federal agencies and government-sponsored entities generally are not backed by the full faith and credit of the U.S. Treasury. Some of these indirect obligations may be supported by the right of the issuer to borrow from the Treasury; others are supported by the discretionary authority of the U.S. government to purchase the agency’s obligations; still others are supported only by the credit of the instrumentality.

42

Westcore Funds Risk Spectrum

     The spectrum below shows the Adviser’s assessment of the potential risk of the Westcore Funds relative to one another. The spectrum is not indicative of the future volatility or performance of the Funds and should not be used to compare the Funds with other mutual funds or types of investments.

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How to Contact Westcore Funds

Online

www.westcore.com:
Westcore Trans@ction Center
24 hours a day, seven days a week

  Access account information

  Perform transactions

  Order duplicate statements and tax forms

  Change your address or distribution options

By Telephone

1-800-392-CORE (2673):
Westcore Investor Services
Weekdays: 7 a.m. to 6 p.m. mountain time
Westcore Automated Service Line

  24 hours a day, seven days a week

  Access account information

  Perform transactions

  Order duplicate statements, tax forms or additional checkbooks for the BlackRock Money Market Portfolio

By Regular Mail
Westcore Funds P.O. Box 44323 Denver, CO 80201

44

By Express, Certified or Registered Mail
Westcore Funds 1625 Broadway, Suite 2200 Denver, CO 80202
In Person
Westcore Funds 1625 Broadway, Suite 2200 Denver, CO 80202

How to Purchase, Exchange and Redeem

     The following section explains how to purchase, exchange and redeem your Westcore shares. It also explains various services and features offered in connection with your account. Please call us at 1-800-392-CORE (2673) if you have any questions or to obtain a New Account Application.

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Purchasing Shares

     You may purchase additional shares through any of the options below or in person at the location listed on page 45. In addition, if you are an existing shareholder, you may open a new account with identical registration and account options in another fund offered by Westcore by any of these methods.

By Mail
Opening a New Account
Read this prospectus. Send a completed New Account Application with your check and mail to the appropriate address.

Adding to Your Existing Account
Complete the tear-off investment slip from your last statement and mail with your check to the appropriate address. Or, send your check and a written request following the instructions on page 57 to the appropriate address.

By Telephone*
If you are an existing shareholder, you may purchase additional shares by telephone.

Call 1-800-392-CORE (2673) to speak with an Investor Service Representative from 7 a.m. to 6 p.m. mountain time or use the 24-hour Westcore Automated Service Line.

By Online Access*
If you are an existing shareholder, you may purchase additional shares online. Access the 24-hour Westcore Trans@ction Center located at www.westcore.com.

*For more information on automatic telephone and online transactions, please see “Additional Information on Telephone and Online Service” on page 56.

46

By Automatic Investment Plan
Complete the Automatic Investment Plan Section on your application to have money automatically withdrawn from your bank account monthly, quarterly or annually.

The minimum automatic investment must be the equivalent of at least $100 per month per Fund.

To add this option to your account, please call 1-800-392-CORE (2673) or access www.westcore.com for the appropriate form.

By Wire
You may purchase Westcore shares by wire transfer from your bank account to your Westcore account.

To place a purchase by wire, please call 1-800-392-CORE (2673) to speak with an Investor Service Representative from 7 a.m. to 6 p.m. mountain time.

Wire to:
     State Street Bank
     ABA #011000028
     DDA #00036848
     ATTN: Custody and Shareholder Services
     Fund Name
     Your Account Number

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Important notes on purchasing shares:

  When you purchase shares, your request will be processed at the NAV calculated after your order is received in good order and with clear instructions as to the Fund, account number and amount.
  Please make your check payable to Westcore Funds in U.S. dollars drawn on a U.S. bank.
  Cash, credit card checks, travelers checks, money orders, instant loan checks, third-party checks, checks drawn on foreign banks or checks with inconsistencies between the name on the bank account and fund account registration will not be accepted for purchases.
  If you are purchasing shares in a retirement account,** please indicate whether the purchase is a rollover, a current, or prior-year contribution.
  After receipt of your order by wire, telephone or online, your bank account will be debited the next business day for wire transfers and the second business day for electronic fund transfers.
  If a check does not clear your bank, Westcore reserves the right to cancel the purchase.
  If Westcore is unable to debit your predesignated bank account for purchases, Westcore may make additional attempts or cancel the purchase.
  Westcore reserves the right to reject any order.
  If your purchase is cancelled, you will be responsible for any losses or fees imposed by your bank and losses that may be incurred as a result of any decline in the value of the cancelled purchase. Westcore (or their agents) have the authority to redeem shares in your account(s) to cover any losses due to fluctuations in share price. Any profit on such cancellation will accrue to the Funds.
Investment Minimums*
Amount
To open a new regular account	$2,500
To open a new retirement, education** or UGMA/UTMA account	$1,000
To open an Automatic Investment Plan account	$1,000
Automatic Investments	Equivalent to $100 per month per Fund
To add to any type of account	$100

* Westcore Funds reserves the right to waive or vary any investment minimums. Existing accounts and automatic investment plans established before October 1, 2000 are entitled to reduced investment minimums: $1,000 for existing regular accounts; $250 for existing retirement or UGMA/UTMA accounts; and existing automatic investments equivalent to $50 per month.

** A description of the retirement and education accounts available for investment in the Westcore Funds may be found in the Statement of Additional Information for the Funds. Please see the back cover of this prospectus for the telephone number, mailing address and e-mail address where you can obtain a free copy of the Statement of Additional Information.

48

Exchanging Shares

     You may exchange your Westcore shares for shares of other funds offered by Westcore or the BlackRock Money Market Portfolio** through any of the options below. You may also place an exchange in person at the location listed on page 45. In addition, if you are an existing shareholder, you may exchange into a new account copying your existing account registration and options by any of these methods.

**     BlackRock Money Market Portfolio is a money market fund advised by BlackRock Advisors, Inc., sub-advised by BlackRock Institutional Management Corporation and distributed by BlackRock Distributors, Inc.

By Mail
Send a written request following the instructions on page 57 and mail to the appropriate address.
By Telephone*
Call 1-800-392-CORE (2673) to speak with an Investor Service Representative from 7 a.m. to 6 p.m. mountain time or use the 24-hour Westcore Automated Service Line.
By Online Access*
Access the 24-hour Westcore Trans@ction Center located at www.westcore.com.
Automatically
Call 1-800-392-CORE (2673) to receive instructions for automatically exchanging shares between funds on a monthly, quarterly or annual basis (“Systematic Exchange Agreement”).

*For more information on automatic telephone and online transactions, please see “Additional Information on Telephone and Online Service” on page 56.

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Important notes on exchanging shares:

  Exchanges must meet the minimum investment requirements described on page 48.
  Exchanges between accounts will be accepted only if registrations are identical.
  Please be sure to read the prospectus for the Fund into which you are exchanging.
  An exchange represents the sale of shares from one fund and the purchase of shares of another fund. This may produce a taxable gain or loss in your non- tax-deferred account.
  If you exchange shares within 90 calendar days from their date of purchase, you may be subject to the redemption fee as described on page 54.

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Redeeming Shares

     You may redeem your Westcore shares by any of the options below or in person at the location listed on page 45.

By Mail
Send a written request following the instructions on page 57 and mail to the appropriate address.
By Telephone*
If you are an existing shareholder, you may redeem your shares by telephone.

Call 1-800-392-CORE (2673) to speak with an Investor Service Representative from 7 a.m. to 6 p.m. mountain time or use the 24-hour Westcore Automated Service Line.

By Online Access*
If you are an existing shareholder, you may redeem your shares online. Access the 24-hour Westcore Trans@ction Center located at www.westcore.com.
By Systematic Withdrawal Plan
You may redeem shares automatically (in any multiple of $50) monthly, quarterly or annually.

To add this option to your account, please call 1-800-392-CORE (2673) or access www.westcore.com for the appropriate form.

*For more information on automatic telephone and online transactions, please see “Additional Information on Telephone and Online Service” on page 56.

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By Wire
You may redeem Westcore shares by wire transfer from your Westcore account to your bank account.

You must have established bank instructions prior to placing wire redemptions.

To arrange a wire redemption, please call 1-800-392-CORE (2673) to speak with an Investor Service Representative from 7 a.m. to 6 p.m. mountain time. To add bank instructions to your account, please call 1-800-392-CORE (2673) or access www.westcore.com for the appropriate form.

Frequent Trading and Market Timing Risk

     While the Funds provide shareholders with daily liquidity, their investment programs are designed to serve long-term investors. Market timing and frequent/ excessive trading activities (“Frequent Trading”) of the Funds’ shares can be disruptive to the management of the Funds and hurt the long-term performance of each Fund. In addition, mutual funds with fewer assets under management have greater exposure to Frequent Trading risks.

     Frequent Trading of mutual fund shares present a variety of risks for shareholders of a mutual fund who do not engage in Frequent Trading activities. These risks, in general, include:

  dilution in the value of mutual funds’ shares for long-term shareholders, negative impact on a mutual fund’s performance due to the loss of investment opportunities and/or a more significant impact of cash on fund performance attributable to maintaining larger cash positions to avoid the need to liquidate holdings to meet redemption requests, increased brokerage and administrative costs due to higher portfolio turnover, interference with the efficient management of a mutual fund’s portfolio, liquidation of portfolio holdings at a disadvantageous time to satisfy redemption requests, and higher portfolio turnover resulting in increased capital gains distributions.

     In addition, mutual funds investing in securities that are primarily listed on foreign exchanges, such as the Westcore International Frontier Fund, can be impacted by events affecting the price of foreign securities after the close of a foreign exchange, but prior to the close of trading on the New York Stock Exchange. During such an event, the closing values of foreign securities would no longer reflect their market value; however, a mutual fund holding such foreign securities

52

might continue to use the closing prices listed on the foreign exchange. This would allow an investor to attempt to capture any pricing inefficiencies by engaging in market timing of fund shares, which may result in dilution in the value of mutual fund shares. This strategy is generally referred to as “time-zone arbitrage.” Similarly, the Funds that hold small-capitalization (e.g. small company) stocks that are thinly-traded may also be prone to pricing inefficiencies on days where limited trading occurs and significant events occur which could materially impact the value of such stocks.

Frequent Trading Policies and Procedures

     The Board of the Funds has adopted the following policies and procedures described below, which are designed to prevent Frequent Trading activities in the Funds.

  Westcore Funds imposes a 2.00% redemption fee on Fund shares if such Fund shares are redeemed (including in connection with an exchange) within 90 calendar days from their date of purchase. For more information regarding this fee, see page 54.

  If the Funds believe, in their sole discretion, that an investor is engaging in Frequent Trading activity, each Fund reserves the right to reject any purchase or exchange order. Transactions accepted by a financial intermediary in violation of the Funds’ Frequent Trading policies are not deemed accepted by a Fund and may be cancelled or revoked on the next business day following receipt by the financial intermediary. The Funds will not be responsible for any losses you may suffer as a result of a Fund rejecting your purchase or exchange order. In addition, any redemptions or exchanges that you make (as a result of the activity described above or otherwise) will be subject to any and all redemption fees, as described on page 54.

  The Funds reserve the right to impose restrictions on the trading activity of accounts traded through financial intermediaries.

  The Board has approved fair value pricing and valuation procedures to address circumstances when prices are either unavailable or considered unreliable. For example, a significant event that is likely to materially affect a Fund’s NAV has occurred after the relevant foreign market has closed, but prior to the valuation time.

The Board has adopted these policies and procedures to help the Funds prevent Frequent Trading activities. Neither the Trust nor its Funds accommodate Frequent Trading. However, you should understand that none of these tools alone, nor all of them taken together, can eliminate the possibility that Frequent Trading activities will occur. The Funds may consider the trading history of accounts under common ownership or control in any Fund for the purpose of enforcing these policies.

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REDEMPTION FEE

     The Redemption Fee is paid directly to the Funds rather than the Adviser and is intended to encourage long-term investment in the Funds and, to the extent that Frequent Trading persists, to offset brokerage commissions, market impact, transaction costs and other expenses associated with Frequent Trading. For purposes of determining whether the redemption fee applies, the shares that were held the longest will be redeemed first.

The redemption fee will not be charged on transactions involving the following:

1.   Redemption of shares purchased through reinvested dividends or distributions.

2.   Redemption of shares through a Qualified Retirement Plan that provides an account for each participant, including retirement and deferred compensation plans maintained pursuant to Sections 401, 403, and 457 of the Internal Revenue Code and “rabbi trusts.”

3.   Redemption of shares through wrap-fee and similar investment programs administered by financial intermediaries where the primary extent of their Frequent Trading activity is expected to be limited to periodic rebalancing programs to meet asset allocation targets.

4.   Redemption of shares through “omnibus accounts” maintained by Service Organizations (see page 63) that have represented to management that for administrative reasons, they are unable to apply the redemption fee to underlying shareholders. The Funds will implement the redemption fee in a timely manner (at least 90 days) once the Service Organization provides written notice to the Funds of its ability to apply the redemption fee.

5.   Redemption of shares initiated by a Fund (i.e., liquidation or merger of a fund, closing account due to balance below minimums, etc.).

6.   Redemption resulting from a legally required minimum required distribution from an IRA or Qualified Plan.

7.   Redemption in the event of death.

8.   Redemption resulting from the re-registration or transfer of ownership where the shares remain invested in the Fund.

9.   Redemption of shares based on a Qualified Domestic Relations Order or divorce decree court orders.

10. Redemption resulting from a correction to provide shareholder with intended transaction.

11. Redemption due to disability as defined by Internal Revenue Service (“IRS”) requirements.

12. Redemption of shares pursuant to a systematic withdrawal of money on a periodic basis.

13. Redemption of shares due to a hardship as defined by the IRS.

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     Westcore Funds reserves the right to impose the redemption fee on exempted transactions, qualified plans or investment programs described above if the Adviser believes that disruptive Frequent Trading is present and it, or a third party, has the necessary account information to impose the redemption fee. In addition, Westcore Funds reserves the right to waive the redemption fee in other circumstances at its discretion if such waiver is approved by both the Funds’ President and Treasurer and reported to the Board at the next scheduled meeting. Under no circumstances will any waiver involve any compensation or other consideration received by the Funds, the Adviser, or any other party pursuant to such arrangements.

     Effective July 3, 2006, the 2% redemption fee that was normally imposed on shares redeemed within 90 calendar days from the date of purchase will be waived for redemption orders received for the Westcore International Frontier Fund from July 3, 2006 through October 2, 2006. Please note that the Fund retains its right to impose restrictions on trading activity to discourage and prevent Frequent Trading activities in the Fund.

Important notes on redeeming shares:

  You may redeem your Westcore shares on any business day that the New York Stock Exchange is open.
  Generally, redemption proceeds will be sent by check to the shareholders’ address of record within seven days after receipt of a valid redemption request.
  Generally, a wire transfer will be sent directly into your designated bank account the next business day after receipt of your valid redemption request, and an electronic funds transfer will be sent the second business day after receipt of your order.
  If the shares you are redeeming were purchased by check, Westcore will delay the mailing of your redemption check for up to 15 days from the day of purchase to allow the purchase to clear. If the shares you are redeeming were purchased by telephone, computer or through the Automatic Investment Plan, Westcore will delay the mailing of your redemption check until confirmation of adequate funds has been received, which is generally no longer than five business days.

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     Additional Information on Telephone and Online Service

  All shareholders (except for certain accounts opened through Service Organizations and certain retirement accounts) are automatically granted automatic telephone and online transaction privileges unless they decline them explicitly on their account application or in writing to Westcore Funds.
  Shareholders can follow the instructions provided at the Westcore Automated Service Line and Westcore Trans@ction Center to access these services using a personal identification number.
  Automatic telephone and online purchases and redemptions are completed by electronic funds transfer from your bank account to your Westcore account.   (Wire transfer is not available for automatic telephone or online transactions.) To establish this privilege, please complete the “Bank Information” section of your account application. You may also call 1-800-392-CORE (2673) or access www.westcore.com for the appropriate form.
  Automatic telephone and online redemptions are not available for IRA, business or certain fiduciary accounts. In addition, automatic telephone and online exchanges are not available for business or certain fiduciary accounts.
  There is a $25,000 daily maximum for each account for each separate type of automatic telephone and online transaction (purchases, exchange-in, exchange-out and redemptions).
  It may be difficult to reach the Funds by telephone or online during periods of unusual market activity. If this happens, you may transact on your account by mail as described in this prospectus.

Security Issues

    Westcore Funds has designed procedures to enhance security, including the use of 128-bit encryption through the Westcore Trans@ction Center, testing the identity of the shareholder placing the order and sending prompt written confirmation of transactions. However, shareholders may give up some level of security by choosing to transact by telephone or online rather than by mail.

    Westcore Funds has designed procedures to confirm that telephone and online transaction requests are genuine. Westcore Funds and their agents will not be responsible for any losses resulting from unauthorized telephone or online transactions when these procedures are followed, and Westcore Funds has a reasonable belief that the transaction is genuine.

56

General Account Policies

    Westcore Funds may modify or terminate account policies, services and features, but, subject to the Funds’ right to limit account activity or redeem involuntarily as described below, will not materially modify or terminate them without giving shareholders 60 days’ written notice. The Westcore Funds reserve the right to modify the general account policies from time to time or to waive them in whole or in part for certain types of accounts.

    Westcore Funds or its agents may temporarily suspend telephone, wire and online transactions and other shareholder services if it believes it is advisable to do so.

Customer Identification Program

    Federal regulations require Westcore Funds to obtain your name, your date of birth (for a natural person), your residential address or principal place of business (as the case may be) and (if different) mailing address, and your Social Security number, employer identification number (EIN) or other government-issued identification when you open an account. Additional information may be required in certain circumstances. New Account Applications without such information may not be accepted. To the extent permitted by applicable law, Westcore Funds reserves the right to place limits on transactions in your account until your identity is verified.

Written Instructions

    To process transactions in writing, your request should be sent to Westcore Funds, P.O. Box 44323, Denver, CO 80201 and must include the following information:

  The name of the Fund(s).
  The account number(s).
  The amount of money or number of shares.
  The name(s) on the account.
  The signature(s) of all registered account owners (signature guaranteed, if applicable).
  Your daytime telephone number.

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Signature Guarantee

    A signature guarantee assures that a signature is genuine. The signature guarantee protects shareholders from unauthorized transfers. A signature guarantee is not the same as a notarized signature. You can obtain a signature guarantee from a bank or trust company, credit union, broker, dealer, securities exchange or association, clearing agency or savings association.

    The guarantee must be a “Medallion Signature Guarantee” and must be signed in the name of the guarantor by an authorized person with that person’s title and the date. Westcore Funds may reject a signature guarantee if the guarantor is not a member of or participant in a signature guarantee program. Call your financial institution to see if they have the ability to guarantee your signature.

    Shareholders living abroad may acknowledge their signatures at an overseas branch of a U.S. bank, member firm of a stock exchange or any foreign bank having a branch office in the U.S.

    To protect your accounts from fraud, the following transactions will require a signature guarantee:

  Transferring ownership of an account.
  Redeeming by check payable to someone other than the account owner(s).
  Redeeming by check mailed to an address other than the address of record.
  Redemption check mailed to an address that has been changed within the last 30 days of the redemption request without a signature guarantee.
  Redeeming by electronic transfer to a bank account other than the bank account of record.

    Each shareholder may request the Westcore Funds to require a signature guarantee for redemptions greater than $25,000 from your account by completing the applicable section of the account application or by calling 1-800-392-CORE (2673). Once this election has been made, the Westcore Funds may only remove it upon receipt of a signature guaranteed letter of instruction.

    The Westcore Funds reserve the right to require a signature guarantee under other circumstances or to reject or delay a redemption on certain legal grounds.

Annual Small Balance Account Maintenance Fee

    Westcore Funds may deduct an annual maintenance fee of $12.00 from accounts serviced directly by Westcore Funds with a value less than $750. It is expected that accounts will be valued for the purpose of calculating this

58

maintenance fee on the first Friday of December each year. The fee is designed to offset in part the relatively higher costs of servicing smaller accounts. This fee will not be deducted from accounts with an active automatic investment plan or from accounts of shareholders who have a total of $10,000 or more invested directly with the Westcore Funds in multiple accounts (multiple accounts with balances totaling over $10,000 must have the same social security number to qualify).

Redemption of Low Balance Accounts

    If your account balance falls below the required minimums presented on page 48 due to redemptions, a letter may be sent advising you to either bring the value of the shares held in the account up to the minimum or establish an automatic investment that is the equivalent of at least $100 per month. If action is not taken within 45 days of the notice, the shares held in the account may be redeemed and the proceeds sent by check to your address of record. We reserve the right to increase the investment minimums.

Involuntary Redemptions

    The Westcore Funds reserves the right to close an account if the shareholder is deemed to engage in activities that are illegal or otherwise believed to be detrimental to a Fund.

Right to Delay Delivery

    The Westcore Funds reserves the right to delay delivery of your redemption proceeds up to seven days, or to honor certain redemptions with securities, rather than cash. Under the 1940 Act, a Fund may suspend the right of redemption or postpone the date of payment for shares during any period when (a) trading on the New York Stock Exchange (the “Exchange”) is restricted by applicable rules and regulations of the U.S. Securities and Exchange Commission (“ SEC ”); (b) the Exchange is closed for other than customary weekend and holiday closings; (c) the SEC has by order premitted such suspension; or (d) an emergency exists as determined by the SEC. (The Funds may also suspend or postpone the recordation of the transfer of their shares upon the occurrence of any of the foregoing conditions.)

Address Changes

    To change the address on your account, call 1-800-392-CORE (2673) or send a written request signed by all account owners. Include the name of the Fund, the account number(s), the name(s) on the account and both the old address and

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new address. Certain options may be suspended for 30 days following an address change unless a signature guarantee is provided.

Registration Changes

    To change the name on an account, the shares are generally transferred to a new account. In some cases, legal documentation may be required. Certain registration changes may have tax implications. Please contact your tax adviser. For more information call 1-800-392-CORE (2673).

Quarterly Consolidated Statements and Shareholder Reports

    Westcore Funds will send you a consolidated statement quarterly and, with the exception of automatic investment plan transactions and dividend reinvestment transactions, a confirmation after every transaction that affects your share balance or your account registration. A statement with tax information regarding the tax status of income dividends and capital gain distributions will be mailed to you by January 31 of each year and filed with the Internal Revenue Service.

    Each year, we will send you an annual and a semi-annual report. The annual report includes audited financial statements and a list of portfolio securities as of the fiscal year end. The semi-annual report includes unaudited financial statements for the first six months of the fiscal year, as well as a list of portfolio securities at the end of the period. You will also receive an updated prospectus at least once each year. Please read these materials carefully, as they will help you understand your investments in Westcore Funds.

    To reduce expenses and demonstrate respect for the environment, we will deliver a single copy of the Funds’ financial reports and prospectuses to multiple investors with the same mailing address. Shareholders who desire individual copies of such reports or prospectuses should call 1-800-392-CORE (2673) or write to us at Westcore Funds, P.O. Box 44323, Denver, CO 80201. In addition, shareholders have the option to discontinue printed and mailed account statements and/or shareholder reports in favor of electronic versions which may be accessed on the Westcore Funds’ website through a link contained in an email sent to the shareholder. Shareholders must “opt-in” for this service by following the instructions on the website at www.westcore.com.

Disclosure of Fund Holdings

    The Statement of Additional Information contains a complete description of the Westcore Funds’ policies and procedures with respect to the disclosure of a Fund’s portfolio securities.

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Price of Fund Shares

    All purchases, redemptions and exchanges will be processed at the NAV next calculated after your request is received in good order by the transfer agent or certain authorized financial intermediaries in proper form. A Fund’s NAV is determined as of the close of regular trading on the Exchange, currently 4:00 p.m. (Eastern time), on each day that the Exchange is open. In order to receive a day’s price, your request must be received by the transfer agent or certain authorized financial intermediaries by the close of regular trading on the Exchange on that day. If not, your request will be processed at the Fund’s NAV at the close of regular trading on the next business day. To be in good order, your request must include your account number and must state the Fund shares you wish to purchase, redeem or exchange.

    Note: The time at which transactions and shares are priced and the time by which orders must be received may be changed in case of an emergency or if regular trading on the Exchange is stopped at a time other than 4:00 p.m. Eastern time. In the event the Exchange does not open for business because of an emergency, Westcore may, but is not required to, open one or more Funds for purchase, redemption and exchange transactions if the Federal Reserve wire payment system is open. To learn whether a Fund is open for business during an emergency situation, please call 1-800-392-CORE (2673).

    In the case of participants in certain employee benefit plans investing in certain Funds and certain other investors, purchase and redemption orders will be processed at the NAV next determined after the Service Organization (as defined below) acting on their behalf receives the purchase or redemption order.

    Westcore Funds has authorized financial intermediaries to accept on its behalf purchase and redemption orders made through a mutual fund supermarket. Such financial intermediaries may designate other financial intermediaries to accept purchase and redemption orders on behalf of the Westcore Funds.

    The Trust reserves the right to:

  reprocess purchase, redemption and exchange transactions that were initially processed at an NAV that is subsequently adjusted, and recover amounts from (or distribute amounts to) shareholders accordingly based on the official closing NAV, so long as such reprocessing is performed promptly and is implemented in an effort to cause a Fund to be made whole.
  advance the time by which purchase and redemption orders must be received for same business day credit as otherwise permitted by the SEC.

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     A Fund’s NAV is calculated by dividing the total value of its investments and other assets, less liabilities, by the total number of shares outstanding. Each Fund’s investments are generally valued at market value or, when market quotations are not readily available or when events occur that make established valuation methods unreliable, at fair value as determined in good faith under the direction of the Board. If any security is valued using fair value pricing, a Fund’s value for that security is likely to be different from the last quoted market price.

    Domestic Securities (primarily Westcore Equity Funds, except Westcore International Frontier Fund) Securities that are traded on a recognized domestic stock exchange are generally valued at the last sales price as of the valuation time on the principal stock exchange on which they are traded. However, securities that are principally traded on the National Association of Securities Dealers Automated Quotation (“NASDAQ”) exchange are generally valued at the NASDAQ Official Closing Price (“NOCP”). Unlisted securities that are traded on the domestic over-the-counter market for which last sales prices are available, are generally valued at the last sales price as of the valuation time. In the absence of sales and NOCP, such securities are valued at the mean of the bid and asked prices. There are very limited circumstances in which Domestic Securities are expected to use fair value pricing (for example, if the exchange on which a security is principally traded closes early, if trading in a particular security was halted during the day and did not resume prior to the valuation time or when investing in restricted or private placement securities with no readily available market price).

    Foreign Securities (primarily Westcore International Frontier Fund) Securities that are traded on a foreign stock exchange (and that are not listed on a recognized domestic stock exchange or traded on the domestic over-the-counter market) are generally valued at the official closing price on the principal stock exchange on which they are traded. In the event that closing prices are not available for such foreign securities, such securities are generally valued at the last sales price occurring prior to the closing of its principal foreign exchange. If a security is valued in a currency other than U.S. dollars, the value will be converted to U.S. dollars using the most recent exchange rate prior to the valuation time provided by the Funds’ independent pricing service. With respect to securities that are primarily listed on foreign exchanges, the value of the Funds’ portfolio securities may change on days when you will not be able to purchase or sell your shares.

     Notwithstanding the foregoing, if an event has occurred after the relevant foreign market has closed but prior to the valuation time that is likely to affect materially a Fund’s NAV (i.e., a “significant event”), the security will be valued at fair value

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by the Adviser, using pricing procedures for the Funds that have been approved by the Board. Examples of potentially significant events that could materially impact a Fund’s NAV include, but are not limited to, company specific announcements, significant market volatility, natural disasters, armed conflicts and significant governmental actions. The primary objective of the fair value pricing with respect to foreign securities is to minimize the possibilities for time-zone arbitrage.

    Fixed-income obligations (primarily Westcore Bond Funds) Fixed-income obligations having a remaining maturity of greater than 60 days at the time of purchase generally do not have readily available market quotations. As such, the Funds employ an independent pricing service selected by the Adviser, and approved by the Board, that may provide “evaluated” prices using generally accepted pricing methodologies. Prices obtained from the pricing service utilize both dealer-supplied valuations when available, and modeling techniques which take into account appropriate factors such as institutional-size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics, and other market data. Municipal securities are generally valued at the “evaluated” bid and all other fixed-income obligations are generally valued at the mean between the “evaluated” bid and ask prices. If the Adviser concludes that the “evaluated” price is unreliable or if the independent pricing service cannot provide a valuation for the security, the security may be valued using quotations from at least one broker-dealer selected by the Adviser or the security will be valued at fair value by the Adviser, using pricing procedures for the Funds that have been approved by the Board. Debt securities with remaining maturities of 60 days or less at the time of purchase are valued at amortized cost, which generally equals market value.

Accounts Opened Through a Service Organization
    You may purchase or sell Fund shares through an account you have with a financial intermediary (your “Service Organization”). Your Service Organization may charge transaction fees on the purchase and/or sale of Fund shares and may require different minimum initial and subsequent investments than Westcore requires. Service Organizations may also impose additional charges and restrictions, earlier cut-off times or different transaction policies and procedures, including more or less stringent policies, with respect to charging redemption fees from those applicable to shareholders that invest in Westcore Funds directly. Shareholders investing through Service Organizations should inquire about such policies prior to investing. The Service Organization, rather than you, may be the shareholder of record of your Fund shares. The Westcore Funds are not responsible for the failure of any Service Organization to carry out its obligations to its customers.

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    Certain Service Organizations may charge networking and/or omnibus account fees with respect to transactions in the Funds that are processed through the National Securities Clearing Corporation (“NSCC”) or similar systems. These fees may be paid by the Funds either directly to the Service Organizations or to the Administrators, which they use to reimburse the Service Organizations.

    A Service Organization may receive fees from the Trust or the Adviser for providing services to the Trust or its shareholders. Such services may include, but are not limited to, shareholder assistance and communication, transaction processing and settlement, account set-up and maintenance, tax reporting and accounting. In certain cases, a Service Organization may elect to credit against the fees payable by its customers all or a portion of the fees received from the Trust or the Adviser with respect to their customers’ assets invested in the Trust. Payments made by the Adviser are predominantly based on current assets serviced by the Service Organization, but they may be based on other measures, such as number of participants in a retirement plan. The amount of these payments as determined from time to time by the Adviser may be substantial, and may differ for different Service Organizations depending on service levels, depth of relationship and product. The Adviser may also share certain marketing expenses with, or pay for or sponsor informational meetings, seminars or client appreciation events for such Service Organizations or financial intermediaries using such Service Organizations to raise awareness of the Funds. The receipt (or prospect of receiving) payments described above may provide a Service Organization, its salespersons or financial intermediaries using such Service Organizations with an incentive to favor sales of Fund shares over sales of other mutual funds (or non-mutual fund investments) with respect to which the financial intermediary does not receive such payments or receives them in a lower amount. These payment arrangements will not, however, change the price an investor pays for shares or the amount that a Fund receives to invest on behalf of the investor. You should consider whether such arrangements exist when evaluating any recommendations of the Funds.

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    Distributions and Taxes

Distributions

    A Fund’s income from dividends and interest and any net realized short-term capital gains are paid to shareholders as income dividends. A Fund realizes capital gains whenever it sells securities for a higher price than it paid for them. Net realized long-term capital gains are paid to shareholders as capital gain dividends. A dividend will reduce the NAV of a Fund share by the amount of the dividend on the ex-dividend date.

Distribution Schedule
	Income Dividends	Capital Gains
Westcore MIDCO Growth Fund	Generally declared	Declared and paid
Westcore Growth Fund	and paid annually	at least annually and
Westcore Select Fund		generally in December
Westcore International Frontier Fund
Westcore Blue Chip Fund
Westcore Mid-Cap Value Fund
Westcore Small-Cap Opportunity Fund
Westcore Small-Cap Value Fund
Westcore Flexible Income Fund	Declared and	Declared and paid
Westcore Plus Bond Fund	paid monthly	at least annually and
Westcore Colorado Tax-Exempt Fund		generally in December

    When you open an account, all dividends and capital gains will be automatically reinvested in the distributing Fund unless you specify on your account application that you want to receive your distributions in cash or reinvest them in another Westcore Fund. Income dividends and capital gain distributions will be reinvested without a sales charge at the NAV on the ex-dividend date. You may change your distribution option at any time by mail to the appropriate address listed under “How to Contact Westcore Funds”, calling 1-800-392-CORE (2673), or online at www.westcore.com.

Taxes

Federal Taxes

     Each Fund contemplates declaring as dividends each year all or substantially all of its taxable income, including its net capital gain (the excess of long-term capital gain over short-term capital loss). Distributions attributable to the net capital gain of a Fund will be taxable to you as long-term capital gain, regardless of how long you have held your shares. Other Fund distributions (other than exempt-interest

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dividends, discussed below) will generally be taxable either as ordinary income or, if so designated by the Fund, as “qualified dividend income” taxable to individual shareholders at a maximum 15% tax rate, provided that the individual receiving the dividend satisfies certain holding period requirements. The amount of distributions from a Fund that will be eligible for the lower rate, however, cannot exceed the amount of dividends received by a Fund that are qualifying dividends (i.e., dividends from U.S. corporations or certain qualifying foreign corporations). Thus, to the extent dividends from a mutual fund are attributable to other sources, such as taxable interest, fees from securities lending transactions, most distributions from real estate investment trusts, section 988 transactions, and short term capital gains, such dividends will not be eligible for the lower rate. Nonetheless, if at least 95% of the Fund’s “gross income” is from qualifying dividends, then 100% of its distributions will be eligible for the lower rate. For these purposes, a Fund’s gross income does not include gain from the disposition of stock or securities except to the extent the net short-term capital gain from such sales exceeds the net long-term capital loss from such sales. You will be subject to income tax on Fund distributions regardless of whether they are paid in cash or reinvested in additional shares. You will be notified annually of the tax status of distributions paid to you.

    You should note that if you purchase shares just before a distribution, the purchase price will reflect the amount of the upcoming distribution. You will incur taxes on the entire amount of the distribution received, even though, as an economic matter, you did not participate in these gains and the distribution simply constitutes a return of your initial investment. This is known as “buying into a dividend.”

    You will recognize taxable gain or loss on a sale, exchange or redemption of your shares, including an exchange for shares of another Fund, based on the difference between your tax basis in the shares and the amount you receive for them. (To aid in computing your tax basis, you generally should retain your account statements for the periods during which you held shares.) Generally, this gain or loss will be long-term or short-term depending on whether your holding period for the shares exceeds 12 months, except that any loss realized on shares held for six months or less will be treated as a long-term capital loss to the extent of any capital gain dividends that were received on the shares. Additionally, any loss realized on a sale or redemption of shares of a Fund may be disallowed under “wash sale” rules to the extent the shares disposed of are replaced with other shares of the same Fund within a period of 61 days beginning 30 days before the shares are disposed of, such as pursuant to a dividend reinvestment in shares of a Fund. If disallowed, the loss will be reflected in an adjustment to the basis of the shares acquired.

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The one major exception to these tax principles is that distributions on, and sales, exchanges and redemptions of, shares held in an IRA (or other tax-qualified plan) will not be currently taxable.

    A Fund’s dividends that are paid to its corporate shareholders and are attributable to qualifying dividends the Fund receives from U.S. domestic corporations may be eligible, in the hands of the corporate shareholders, for the corporate dividends-received deduction, subject to certain holding period requirements and debt financing limitations.

    The Westcore Colorado Tax-Exempt Fund anticipates that substantially all of its income dividends will be “exempt interest dividends,” which are exempt from federal income taxes. However, some dividends will be taxable, such as dividends that are attributable to income on bonds that are acquired at a “market discount,” and distributions of short- and long-term capital gains.

    Interest on indebtedness incurred by a shareholder to purchase or carry shares of the Westcore Colorado Tax-Exempt Fund generally will not be deductible for federal income tax purposes.

    You should note that a portion of the exempt-interest dividends paid by the Westcore Colorado Tax-Exempt Fund may constitute an item of tax preference for purposes of determining federal alternative minimum tax liability. Exempt-interest dividends will also be considered along with other adjusted gross income in determining whether any Social Security or railroad retirement payments received by you are subject to federal income taxes.

    If you receive an exempt-interest dividend with respect to any share and you hold the share for six months or less, any loss on the sale or exchange of the share will be disallowed to the extent of such dividend amount.

    It is expected that the Westcore International Frontier Fund will be and other Funds may be subject to foreign withholding taxes with respect to dividends or interest received from sources in foreign countries. Generally, a Fund may make an election to treat a proportionate amount of such taxes as constituting a distribution to each shareholder, which would allow each shareholder either (1) to credit such proportionate amount of taxes against U.S. federal income tax liability or (2) to take such amount as an itemized deduction.

    The foregoing is only a summary of certain tax considerations under current law, which may be subject to change in the future. Shareholders who are nonresident aliens, foreign trusts or estates, or foreign corporations or partnerships may be subject to different United States federal income tax treatment. You should consult your tax adviser for further information regarding federal, state, local and/or foreign tax consequences relevant to your specific situation.

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Colorado State Taxes

    Because the Westcore Colorado Tax-Exempt Fund intends to invest substantially all of its assets in tax-exempt obligations of the state of Colorado or its political subdivisions, shareholders who are subject to Colorado state income tax generally will not be subject to such tax on dividends paid by the Fund to the extent that the dividends are attributable to exempt-interest income of the Fund. However, to the extent dividends are not attributable to exempt-interest income, such as distributions of short-term or long-term capital gain or non-exempt interest income, they will not be exempt from Colorado income tax, except to the extent that the distributions represent income from U.S. Government Securities. The Colorado income tax rate is currently 4.63%.

    There are no municipal income taxes in Colorado. Moreover, because shares of the Westcore Funds are intangibles, they are not subject to Colorado property tax.

State and Local Taxes

    Shareholders may also be subject to other state and local taxes on distributions and redemptions. State income taxes may not apply, however, to the portions of each Fund’s distributions, if any, that are attributable to interest on Federal Securities or interest on securities of the particular state or localities within the state. Shareholders should consult their tax advisers regarding the tax status of distributions in their state and locality.

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    Management of the Funds

Board of Trustees

    The business and affairs of each Fund are managed under the direction of the Trust’s Board. The Statement of Additional Information (“SAI”) contains information about the Board.

Investment Adviser

    Denver Investment Advisors LLC, with principal offices at 1225 17th Street, 26th Floor, Denver, Colorado, 80202, serves as the investment adviser to the Funds. The Adviser was originally founded in 1958 as a wholly-owned subsidiary of a regional bank and was later organized as a management-owned Colorado limited liability company in 1994. As of June 30, 2006, it had approximately $7.8 billion in assets under active management, including approximately $1.4 billion for thirteen investment company portfolios.

    The Adviser provides a continuous investment program for the Funds, including investment research and management. The Adviser makes investment decisions for the Funds and places orders for all purchases and sales of the Funds’ portfolio securities. Additional information regarding the basis for the Board’s approval of the investment advisory agreements for the Funds is available in the Funds’ Annual and Semi-Annual Report to shareholders.

Management Expenses

    For the fiscal year ended May 31, 2006, each Fund paid the Adviser an advisory fee. The effective advisory fees are set forth below and are expressed as an annual percentage of a Fund’s average daily net assets. To the extent that the Adviser waives fees to maintain the maximum Net Annual Fund Operating Expenses, it waives the Advisory Fee first then its portion of the Administration Fee second.

Effective
Fee Schedule	Advisory Fees
Westcore MIDCO Growth Fund	0.65%
Westcore Growth Fund	0.65%
Westcore Select Fund	0.05%
Westcore International Frontier Fund	0.72%
Westcore Blue Chip Fund	0.65%
Westcore Mid-Cap Value Fund	0.74%
Westcore Small-Cap Opportunity Fund	0.53%
Westcore Small-Cap Value Fund	0.69%
Westcore Flexible Income Fund	0.37%
Westcore Plus Bond Fund	0.11%
Westcore Colorado Tax-Exempt Fund	0.17%

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Investment Personnel

    For additional information regarding Investment Personnel compensation, other accounts managed, and ownership of securities in the Funds, please see the SAI.

Westcore MIDCO Growth Fund

    The Westcore MIDCO Growth Fund is managed by the Mid-Cap Growth Equity Research Team at Denver Investment Advisors LLC. Mr. William S. Chester, CFA, Lead Portfolio Manager, has ultimate responsibility for the day-today management of the Fund. He is supported by two Co-Portfolio Managers, Mr. Jeffrey S. Payne, CFA, and Mr. F. Wiley Reed, CFA who are both Senior Research Analysts within the Team. Each portfolio manager is assigned specific sectors and industries to focus their research efforts and they are further supported by dedicated research analysts. The analysts recommend purchase and sell decisions for the Fund. Every new investment is presented to the team who review investment ideas to determine whether that potential investment is attractive and compatible with the Fund’s investment objective. Each portfolio manager generally will make the final decision to buy or sell a security, however the Lead Portfolio Manager does have the ability to override any such decision.

Westcore Select Fund

    Mr. William S. Chester, CFA, Lead Portfolio Manager, has ultimate responsibility for the day-to-day management of the Westcore Select Fund. Mr. Chester utilizes investment research performed by the Mid-Cap Growth Equity Research Team at Denver Investment Advisors LLC.

Westcore Growth Fund

    The Westcore Growth Fund is managed by the Large-Cap Growth Equity Research Team at Denver Investment Advisors LLC. Mr. Ross G. Moscatelli, CFA, Lead Portfolio Manager, has ultimate responsibility for the day-to-day management of the Fund. Mr. Moscatelli is supported by two Co-Portfolio Managers, Mr. Derek J. Scarth and Mr. Craig W. Juran, CFA. Utilizing the entirety of the Adviser’s Growth Equity research team as well as the Large-Cap Growth Equity Research Team’s dedicated research analyst, the portfolio managers are responsible for researching, developing and evaluating purchase and sell decisions within their respective coverage area. Equally important, each portfolio manager is responsible for maintaining the integrity of the research product. Every potential new investment is presented to the team who review investment ideas to determine whether that potential investment is attractive and compatible with the Fund’s investment objective. With the input of Mr. Juran and Mr. Scarth, ultimately Mr. Moscatelli, as Lead Portfolio Manager is responsible for the construction and performance of the portfolio.

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Westcore International Frontier Fund

    The Westcore International Frontier Fund is managed by the International Small-Cap Research Team at Denver Investment Advisors LLC. Mr. Adam D. Schor, CFA is the Director of this investment team. Mr. Schor works closely with Mr. John C. Fenley, CFA. The portfolio managers are further supported by dedicated research analysts. The team members recommend purchase and sell decisions for the Fund and then meet as a team to discuss and review these recommendations to determine whether the recommendations are compatible with the Fund’s investment objective. Mr. Schor and Mr. Fenley then make a final decision whether to buy or sell a security.

Westcore Value Funds

    The Westcore Value Funds are comprised of the Westcore Blue Chip, Mid-Cap Value, Small-Cap Opportunity and Small-Cap Value Funds. The Westcore Value Funds are managed by the Value Equity Research Team at Denver Investment Advisors LLC. Mr. Kris B. Herrick, CFA is the Director for this investment team. He is supported by three Co-Portfolio Managers, Mr. Mark M. Adelmann, CFA, CPA, Mr. Troy Dayton, CFA and Mr. Derek R. Anguilm, CFA. These individuals have each been assigned specific sectors and industries to focus their research efforts. The team is further supported by dedicated research analysts. The team members recommend purchase and sell decisions for the Funds. Every new investment is presented to the team who review investment ideas to determine whether that potential investment is attractive and compatible with each Fund’s investment objective. Each portfolio manager generally will make the final decision to buy or sell a security within their assigned sectors and industries, however Mr. Herrick does have the ability to override any such decision.

Westcore Taxable Bond Funds

    The Westcore Taxable Bond Funds are comprised of the Westcore Plus Bond and Flexible Income Funds. The Westcore Taxable Bond Funds are managed by Mr. Mark R. McKissick, CFA and Mr. William E. Stafford, CFA of the Fixed Income Research Team at Denver Investment Advisors LLC. Mr. McKissick is the Director of this investment team. The portfolio managers are further supported by the remaining investment professionals within the team, who are “generalists” conducting fundamental research across all investment types. Any team member may recommend purchase and sell decisions for the Funds. The recommendation is then discussed and reviewed by the team to determine whether the recommendation is compatible with a Fund’s investment objective. Mr. McKissick and Mr. Stafford then make a final decision whether to buy or sell a security.

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Westcore Colorado Tax-Exempt Fund

    The Westcore Colorado Tax-Exempt Fund is managed by members of the Fixed Income Research Team at Denver Investment Advisors LLC. Mr. Thomas B. Stevens, CFA is the Lead Portfolio Manager of the Fund and he is further supported by Mr. Kenneth A. Harris, CFA, Co-Portfolio Manager. Both individuals conduct investment research and collaborate on ideas to determine whether that potential investment is attractive and compatible with the Fund’s investment objective. Mr. Stevens as Lead Portfolio Manager has ultimate responsibility for the final decision to buy or sell a security and for determining the overall portfolio characteristics, such as average yield, effective maturity, duration and quality measures.

Portfolio Managers

    William S. Chester, CFA, a Vice President of Denver Investment Advisors and Managing Director of the Equity Growth Research Team, has been appointed Lead Portfolio Manager of Westcore MIDCO Growth Fund and Westcore Select Fund effective June 1, 2005. Mr. Chester was Co-Portfolio Manager of Westcore Select Fund from December 1, 2001 to May 31, 2005 and was Co-Portfolio Manager of Westcore MIDCO Growth Fund from October 1, 2002 to May 31, 2005. Mr. Chester has been a Vice President and research analyst for Denver Investment Advisors and its predecessor, Denver Investment Advisors, Inc., since 1986. Mr. Chester has a total of 20 years of professional experience and has been with the Adviser and its predecessor organizations for 20 years.

    Jeffrey S. Payne, CFA, a Vice President of Denver Investment Advisors, has been appointed Co-Portfolio Manager of Westcore MIDCO Growth Fund effective June 1, 2005. Mr. Payne joined Denver Investment Advisors in 1998 and has been a member of the Equity Growth Research Team since 2000. Prior to joining Denver Investment Advisors, Mr. Payne was with GE Financial Assurance for five years where he managed a variety of fixed income securities and was the manager of the Public-Corporate Bond Department. Mr. Payne has a total of 22 years of professional experience and has been with the Adviser and its predecessor organizations for 8 years.

    F. Wiley Reed, CFA, a Vice President of Denver Investment Advisors, has been appointed Co-Portfolio Manager of Westcore MIDCO Growth Fund effective June 1, 2005. Prior to joining Denver Investment Advisors in 1996, Mr. Reed co-managed a micro-cap fund at the Graduate School of Industrial Administration (GSIA) at Carnegie Mellon University. He was also a pension analyst for Jefferson-Pilot Corporation. Mr. Reed has a total of 11 years of professional experience and has been with the Adviser and its predecessor organizations for 10 years.

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    Ross G. Moscatelli, CFA, a Vice President of Denver Investment Advisors and Director of Large-Cap Growth Equity Research has been responsible for the day to day management of the Westcore Growth Fund since April 14, 2004. Prior to rejoining Denver Investment Advisors in 2004, Mr. Moscatelli was an Associate Partner and Portfolio Manager with Invesco Funds Group, Inc. beginning in 2001. From 1997 to 2001, Mr. Moscatelli was a member of the Equity Growth research team at Denver Investment Advisors. From 1995 to 1997, Mr. Moscatelli worked as an Investment Banking Financial Analyst/Associate with Morgan Keegan & Company, Inc. Mr. Moscatelli has a total of 11 years of total professional experience.

    Craig W. Juran, CFA, has been appointed Co-Portfolio Manager of Westcore Growth Fund effective November 1, 2004. Prior to joining Denver Investment Advisors in 2004, Mr. Juran worked for Invesco Funds Group, Inc. where he was an Equity Analyst and Associate Partner since 2002. From 1998 to 2002, Mr. Juran was a Product Manager for Invesco Funds Group, Inc. and from 1997 to 1998, he worked as a Communications/Financial Writer with Invesco. From 1994 to 1997, Mr. Juran worked for Lipper Analytical Services, Inc. as a Research Analyst and Manager. Mr. Juran has 11 years of total professional experience.

    Derek J. Scarth, a Vice President of Denver Investment Advisors, has been Co-Portfolio Manager of Westcore Growth Fund since September 28, 2004. Mr. Scarth has been a Vice President of Denver Investment Advisors since April of 2004. Prior to joining Denver Investment Advisors, Mr. Scarth worked for Newmont Mining Corporation where he was an Investor Relations Manager. Mr. Scarth was a Senior Equity Analyst with Berger Financial Group from 1999 to 2002. Mr. Scarth has 7 years of total professional experience.

    Adam D. Schor, CFA, a Vice President of Denver Investment Advisors and Director of the International Small-Cap research team, has been Lead Portfolio Manager of Westcore International Frontier Fund since April 16, 2002. Mr. Schor has been the portfolio manager for Denver Investment Advisors institutional International Small-Cap style of investing since 2000. Prior to joining Denver Investment Advisors, Mr. Schor worked for Bee & Associates (currently a division of Denver Investment Advisors), beginning in 1997. He became Chief Investment Officer of Bee & Associates in August 1999. Mr. Schor has 17 years of total professional experience.

    John C. Fenley, CFA, a Vice President of Denver Investment Advisors, has been Co-Portfolio Manager of Westcore International Frontier Fund since October 1, 2003. Mr. Fenley has been a research analyst for Denver Investment Advisors since 2000. Prior to joining Denver Investment Advisors, Mr. Fenley worked for Hansberger Global Investors, Inc. where he was a portfolio manager and research analyst since 1997. Mr. Fenley has 16 years of total professional experience.

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    Kris B. Herrick, CFA, a Vice President of Denver Investment Advisors is Director of Value Research with the Equity Value Research Team responsible for co-managing Westcore Blue Chip Fund, Westcore Mid-Cap Value Fund and Westcore Small-Cap Opportunity Fund since October 1, 2002 and Westcore Small-Cap Value Fund since December 13, 2004. Mr. Herrick has been a Research Analyst with Denver Investment Advisors since 2000. Prior to joining Denver Investment Advisors, he was a Financial Services Analyst with Jurika & Voyles from 1997 to 2000. Mr. Herrick has a total of 9 years of professional experience.

    Mark M. Adelmann, CFA, CPA, a Vice President of Denver Investment Advisors, is a Senior Research Analyst with the Equity Value Research Team responsible for co-managing Westcore Blue Chip Fund, Westcore Mid-Cap Value Fund and Westcore Small-Cap Opportunity Fund since October 1, 2002 and Westcore Small-Cap Value Fund since December 13, 2004. Mr. Adelmann was Lead Portfolio Manager of Westcore Blue Chip Fund from June 3, 2002 to October 1, 2002. He has been a research analyst with the Equity Value research team at Denver Investment Advisors since 1995. Prior to joining Denver Investment Advisors he worked with Deloitte & Touche for 15 years in auditing and financial reporting. Mr. Adelmann has a total of 25 years of professional experience.

    Derek R. Anguilm, CFA, a Vice President of Denver Investment Advisors, is a Senior Research Analyst with the Equity Value Research Team responsible for co-managing Westcore Blue Chip Fund, Westcore Mid-Cap Value Fund and Westcore Small-Cap Opportunity Fund since October 1, 2003 and Westcore Small-Cap Value Fund since December 13, 2004. Mr. Anguilm has been a Research Analyst with Denver Investment Advisors since 2000. Prior to joining Denver Investment Advisors he interned with Everen Securities from 1999 to 2000. Mr. Anguilm has a total of 7 years of professional experience.

    Troy Dayton, CFA, a Vice President of Denver Investment Advisors, is a Senior Research Analyst with the Equity Value Research Team responsible for co-managing Westcore Blue Chip Fund, Westcore Mid-Cap Value Fund and Westcore Small-Cap Opportunity Fund since October 1, 2002 and Westcore Small-Cap Value Fund since December 13, 2004. Mr. Dayton has been a Research Analyst with the Equity Value Research Team at Denver Investment Advisors since 2002. Prior to joining Denver Investment Advisors, he was an Equity Research Analyst with Jurika & Voyles from 2001 to 2002. Mr. Dayton was an Equity Research Associate with Dresdner Global Investors from 1998 to 2001 and an Equity Research Associate with Jurika & Voyles from 1996 to 1998. Mr. Dayton has a total of 10 years of professional experience.

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    Mark R. McKissick, CFA, a Vice President of Denver Investment Advisors and Director of the Fixed Income Research Team, has been responsible for co-managing Westcore Flexible Income Fund and Westcore Plus Bond Fund since October 1, 2003. Mr. McKissick has been a fixed income research analyst with Denver Investment Advisors since 1999. Prior to joining Denver Investment Advisors, he was a Senior Research Analyst at Hotchkiss & Wiley for one year. Mr. McKissick has 14 years of total professional experience.

    William E. Stafford, Jr., CFA, a Vice President of Denver Investment Advisors, has been responsible for co-managing Westcore Flexible Income Fund and Westcore Plus Bond Fund since October 1, 2003. Mr. Stafford has been a fixed income research analyst with Denver Investment Advisors since 1998. Mr. Stafford has 12 years of total professional experience.

    Thomas B. Stevens, CFA, a Vice President of Denver Investment Advisors, has been Lead Portfolio Manager of Westcore Colorado Tax-Exempt Fund since May 28, 1999. Mr. Stevens has been a Vice President and portfolio manager with Denver Investment Advisors and its predecessor, Denver Investment Advisors, Inc., since 1986 and has 36 years of total professional experience.

    Kenneth A. Harris, CFA, a Vice President of Denver Investment Advisors, has been appointed Co-Portfolio Manager of Westcore Colorado Tax-Exempt Fund effective June 1, 2005. Mr. Harris has been a portfolio manager at Denver Investment Advisors since 2000. Prior to joining Denver Investment Advisors, he was with Blue Cross and Blue Shield of Colorado from 1985 to 2000, where he was Treasurer from 1995 to 2000. Mr. Harris has a total of 21 years of professional experience and has been with the Adviser and its predecessor organizations for 6 years.

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Co-Administrators

    ALPS Mutual Funds Services, Inc. (“ALPS”) and Denver Investment Advisors serve as co-administrators (“Administrators”) to the Funds and receive fees in such capacity. Pursuant to separate agreements, ALPS has agreed to maintain the financial accounts and records of each Fund, to compute the net asset value and certain other financial information relating to each Fund and provide transfer agency services to each Fund.

    The Trust has agreed to reimburse Denver Investment Advisors for a portion of the payments it makes to certain Service Organizations for providing recordkeeping and sub-accounting services to persons who own Fund shares through omnibus accounts (“Omnibus Accounts”). The amount reimbursed by the Trust does not exceed the cost that would be incurred by the Trust if the shares held in the Omnibus Accounts were serviced directly by the Fund’s transfer agent.

    To determine the reimbursement amount, the Trust’s effective cost for servicing shares directly by the Fund’s transfer agent is calculated on a semi-annual basis as follows(“ Effective Rate ”):

    Trust Transfer Agency Costs divided by Trust Assets serviced directly by Fund’s Transfer Agent.

    This Effective Rate is then multiplied by the assets in the Omnibus Accounts.

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Financial Highlights

    The financial highlights tables on the following pages are intended to help you understand each Fund’s financial performance for the past five years or, if shorter, the period of the Fund’s operations. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned or lost on an investment in each Fund (assuming reinvestment of all dividends and distributions). This information has been audited by Deloitte & Touche LLP, whose report, along with the Funds’ financial statements, is included in the Annual Report, which is available upon request.

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Westcore MIDCO Growth Fund(3)
For the Year Ended May 31,	2006	2005	2004	2003	2002
Net asset value – beginning of the period	$7.03	$6.79	$5.69	$5.81	$5.97
Income from investment operations
Net investment income/(loss)	(0.03)	(0.04)	(0.03)	(0.02)	(0.05)
Net realized and unrealized
gain/(loss) on investments	1.01	0.28	1.13	(0.10)	(0.11)
Total income/(loss) from investment operations	0.98	0.24	1.10	(0.12)	(0.16)
Dividends and Distributions
From net investment income	(0.00)	(0.00)	(0.00)	(0.00)	(0.00)
From net realized gain on investments	(0.02)	(0.00)	(0.00)	(0.00)	(0.00)
Total distributions	(0.02)	(0.00)	(0.00)	(0.00)	(0.00)
Paid in-capital from redemption fees	(0.00)(2)	(0.00)(2)	-	-	-
Net asset value – end of period	$7.99	$7.03	$6.79	$5.69	$5.81
Total return	13.90%	3.53%	19.33%	(2.07)%	(2.68)%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$193,647	$183,085	$180,159	$124,309	$114,450
Ratio of expenses to average net assets	1.09%	1.11%	1.14%	1.15%	1.15%
Ratio of expenses to average net
assets without fee waivers	1.09%	1.11%	1.18%	1.41%	1.33%
Ratio of net investment income/(loss)
to average net assets	(0.34)%	(0.62)%	(0.62)%	(0.57)%	(0.75)%
Ratio of net investment income/(loss)
to average net assets without fee waivers	(0.34)%	(0.62)%	(0.66)%	(0.83)%	(0.92)%
Portfolio turnover rate(1)	126.52%	83.60%	53.11%	49.48%	67.04%

(1) A portfolio turnover rate is, in general, the percentage computed by taking the lesser of purchases or sales of portfolio securities (excluding securities with a maturity date of one year or less at the time of acquisition) for a period and dividing it by the monthly average of the market value of such securities during the period. Purchases and sales of investment securities (excluding short-term securities) for the year ended May 31, 2006 were $234,200,386 and $253,762,777, respectively.

(2) Less than ($0.005) per share.

(3) Starting with December 31, 2006, the new fiscal year end will be December 31.

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Westcore Growth Fund(3)
For the Year Ended May 31,	2006	2005	2004	2003	2002
Net asset value – beginning of the period	$11.74	$11.01	$9.25	$10.48	$12.14
Income from investment operations
Net investment income/(loss)	(0.03)	0.01	(0.02)	(0.01)	(0.03)
Net realized and unrealized
gain/(loss) on investments	0.93	0.94	1.78	(1.22)	(1.53)
Total income/(loss) from investment operations	0.90	0.95	1.76	(1.23)	(1.56)
Dividends and Distributions
From net investment income	(0.00)(2)	(0.01)	(0.00)	(0.00)	(0.00)
From net realized gain on investments	(0.06)	(0.21)	(0.00)	(0.00)	(0.10)
Total distributions	(0.06)	(0.22)	(0.00)	(0.00)	(0.10)
Paid in-capital from redemption fees	(0.00)(2)	(0.00)(2)	-	-	-
Net asset value – end of period	$12.58	$11.74	$11.01	$9.25	$10.48
Total return	7.67%	8.61%	19.03%	(11.74)%	(12.86)%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$255,343	$179,698	$82,013	$32,864	$25,827
Ratio of expenses to average net assets	1.08%	1.13%	1.15%	1.15%	1.15%
Ratio of expenses to average net assets
without fee waivers	1.08%	1.13%	1.26%	1.52%	1.61%
Ratio of net investment income/(loss)
to average net assets	(0.24)%	0.13%	(0.26)%	(0.17)%	(0.38)%
Ratio of net investment income/(loss)
to average net assets without fee waivers	(0.24)%	0.13%	(0.37)%	(0.54)%	(0.85)%
Portfolio turnover rate(1)	111.44%	113.23%	48.66%	41.19%	49.09%

(1) A portfolio turnover rate is, in general, the percentage computed by taking the lesser of purchases or sales of portfolio securities (excluding securities with a maturity date of one year or less at the time of acquisition) for a period and dividing it by the monthly average of the market value of such securities during the period. Purchases and sales of investment securities (excluding short-term securities) for the year ended May 31, 2006 were $311,011,651 and $256,332,962, respectively.

(2) Less than ($0.005) per share.

(3) Starting with December 31, 2006, the new fiscal year end will be December 31.

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Westcore Select Fund(3)
For the Year Ended May 31,	2006	2005	2004	2003	2002
Net asset value – beginning of the period	$12.23	$11.46	$9.46	$11.43	$12.73
Income from investment operations
Net investment income/(loss)	(0.07)	(0.08)	(0.08)	(0.08)	(0.09)
Net realized and unrealized
gain/(loss) on investments	2.88	0.85	2.08	(1.89)	(1.21)
Total income/(loss) from investment operations	2.81	0.77	2.00	(1.97)	(1.30)
Dividends and Distributions
From net investment income	(0.00)	(0.00)	(0.00)	(0.00)	(0.00)
From net realized gain on investments	(0.00)	(0.00)	(0.00)	(0.00)	(0.00)
Total distributions	(0.00)	(0.00)	(0.00)	(0.00)	(0.00)
Paid in-capital from redemption fees	(0.00)	(0.00)(2)	-	-	-
Net asset value – end of period	$15.04	$12.23	$11.46	$9.46	$11.43
Total return	22.98%	6.72%	21.14%	(17.24)%	(10.21)%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$9,499	$9,179	$7,532	$7,323	$14,871
Ratio of expenses to average net assets	1.15%	1.15%	1.15%	1.15%	1.15%
Ratio of expenses to average net
assets without fee waivers	1.75%	1.83%	2.08%	2.19%	1.59%
Ratio of net investment income/(loss)
to average net assets	(0.45)%	(0.72)%	(0.68)%	(0.59)%	(0.47)%
Ratio of net investment income/(loss)
to average net assets without fee waivers	(1.05)%	(1.40)%	(1.61)%	(1.63)%	(0.91)%
Portfolio turnover rate(1)	148.48%	107.49%	80.76%	105.70%	1152.79%

(1) A portfolio turnover rate is, in general, the percentage computed by taking the lesser of purchases or sales of portfolio securities (excluding securities with a maturity date of one year or less at the time of acquisition) for a period and dividing it by the monthly average of the market value of such securities during the period. Purchases and sales of investment securities (excluding short-term securities) for the year ended May 31, 2006 were $13,322,733 and $15,588,506 respectively.

(2) Less than ($.005) per share.

(3) Starting with December 31, 2006, the new fiscal year end will be December 31.

80

Westcore International Frontier Fund(3)
For the Year Ended May 31,	2006	2005	2004	2003	2002
Net asset value – beginning of the period	$10.43	$9.97	$7.38	$7.49	$8.69
Income from investment operations
Net investment income/(loss)	0.11	0.03	0.02	0.01	(0.11)
Net realized and unrealized
gain/(loss) on investments	2.89	0.44	2.57	(0.12)	(1.09)
Total income/(loss) on
investment operations	3.00	0.47	2.59	(0.11)	(1.20)
Dividends and Distributions
From net investment income	(0.00)	(0.01)	(0.00)(2)	(0.00)	(0.00)
From net realized gain on investments	(0.03)	(0.00)	(0.00)	(0.00)	(0.00)
Total distributions	(0.03)	(0.01)	(0.00)	(0.00	(0.00)
Paid in-capital from redemption fees	(0.00)(2)	(0.00)(2)	-	-	-
Net asset value – end of period	$13.40	$10.43	$9.97	$7.38	$7.49
Total return	28.78%	4.73%	35.16%	(1.47)%	(13.91)%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$36,517	$21,397	$13,921	$9,982	$11,673
Ratio of expenses to average net assets	1.50%	1.50%	1.50%	1.50%	1.50%
Ratio of expenses to average net
assets without fee waivers	1.98%	2.12%	2.39%	3.27%	2.35%
Ratio of net investment income/(loss)
to average net assets	1.12%	0.31%	0.21%	0.28%	(0.75)%
Ratio of net investment income/(loss)
to average net assets without fee waivers	0.64%	(0.31)%	(0.68)%	(1.49)%	(1.60)%
Portfolio turnover rate(1)	38.39%	51.95%	63.47%	42.73%	114.55%

(1) A portfolio turnover rate is, in general, the percentage computed by taking the lesser of purchases or sales of portfolio securities (excluding securities with a maturity date of one year or less at the time acquisition) for a period and dividing it by the monthly average of the market value of such securities during the period. Purchases and sales of investment securities (excluding short-term securities) for the year ended May 31, 2006 were $27,112,733 and $18,161,362, respectively.

(2) Less than ($.005) per share.

(3) Starting with December 31, 2006, the new fiscal year end will be December 31.

1-800-392-CORE (2673) ■ www.westcore.com	81

Westcore Blue Chip Fund(3)
For the Year Ended May 31,	2006	2005	2004	2003	2002
Net asset value – beginning of the period	$13.02	$11.62	$9.79	$11.28	$13.65
Income from investment operations
Net investment income/(loss)	0.06	0.06	0.01	0.04	0.03
Net realized and unrealized
gain/(loss) on investments	1.24	1.34	1.83	(1.47)	(1.57)
Total income/(loss) from investment opperations	1.30	1.40	1.84	(1.43)	(1.54)
Dividends and Distributions
From net investment income	(0.07)	(0.00)	(0.01)	(0.06)	(0.03)
From net realized gain on investments	(1.01)	(0.00)	(0.00)	(0.00)	(0.80)
Total distributions	(1.08)	(0.00)	(0.01)	(0.06)	(0.83)
Paid in-capital from redemption fees	(0.00)(2)	(0.00)(2)	-	-	-
Net asset value – end of period	$13.24	$13.02	$11.62	$9.79	$11.28
Total return	10.09%	12.05%	18.83%	(12.63)%	(11.33)%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$63,775	$63,118	$33,439	$30,782	$42,612
Ratio of expenses to average net assets	1.11%	1.15%	1.15%	1.15%	1.15%
Ratio of expenses to average net
assets without fee waivers	1.11%	1.26%	1.34%	1.52%	1.33%
Ratio of net investment income/(loss)
to average net assets	0.43%	0.57%	0.07%	0.47%	0.23%
Ratio of net investment income/(loss)
to average net assets without fee waivers	0.43%	0.46%	(0.12)%	0.10%	0.05%
Portfolio turnover rate(1)	49.55%	58.40%	56.46%	49.12%	50.17%

(1) A portfolio turnover rate is, in general, the percentage computed by taking the lesser of purchases or sales of portfolio securities (excluding securities with a maturity date of one year or less at the time of acquisition) for a period and dividing it by the monthly average of the market value of such securities during the period. Purchases and sales of investment securities (excluding short-term securities) for the year ended May 31, 2006 were $30,777,272 and $36,257,081, respectively.

(2) Less than ($.005) per share.

(3) Starting with December 31, 2006, the new fiscal year end will be December 31.

82

Westcore Mid-Cap Value Fund(3)
For the Year Ended May 31,	2006	2005	2004	2003	2002
Net asset value – beginning of the period	$17.54	$15.28	$11.95	$13.26	$15.25
Income from investment operations
Net investment income/(loss)	0.06	0.03	(0.02)	0.00(2)	0.01
Net realized and unrealized
gain/(loss) on investments	2.63	3.00	3.35	(1.31)	(0.94)
Total income/(loss) from investment opperations	2.69	3.03	3.33	(1.31)	(0.93)
Dividends and Distributions
From net investment income	(0.04)	(0.00)	(0.00)(2)	(0.00)(2)	(0.00)
From net realized gain on investments	(1.23)	(0.77)	(0.00)	(0.00)	(1.06)
Total distributions	(1.27)	(0.77)	(0.00)	(0.00)	(1.06)
Paid in-capital from redemption fees	(0.00)(2)	(0.00)(2)	-	-	-
Net asset value – end of period	$18.96	$17.54	$15.28	$11.95	$13.26
Total return	15.44%	20.02%	27.87%	(9.85)%	(5.92)%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$71,040	$30,733	$17,568	$10,635	$9,279
Ratio of expenses to average net assets	1.25%	1.25%	1.25%	1.25%	1.25%
Ratio of expenses to average net
assets without fee waivers	1.26%	1.45%	1.66%	2.26%	2.75%
Ratio of net investment income/(loss)
to average net assets	0.49%	0.26%	(0.12)%	0.03%	(0.14)%
Ratio of net investment income/(loss)
to average net assets without fee waivers	0.48%	0.07%	(0.53)%	(0.98)%	(1.65)%
Portfolio turnover rate(1)	49.24%	63.31%	71.05%	50.36%	67.11%

(1) A portfolio turnover rate is, in general, the percentage computed by taking the lesser of purchases or sales of portfolio securities (excluding securities with a maturity date of one year or less at the time of acquisition) for a period and dividing it by the monthly average of the market value of such securities during the period. Purchases and sales of investment securities (excluding short-term securities) for the year ended May 31, 2006 were $56,161,509 and $22,931,622, respectively.

(2) Less than ($.005) per share.

(3) Starting with December 31, 2006, the new fiscal year end will be December 31.

1-800-392-CORE (2673) ■ www.westcore.com	83

Westcore Small-Cap Opportunity Fund(3)
For the Year Ended May 31,	2006	2005	2004	2003	2002
Net asset value – beginning of the period	$34.96	$32.71	$24.21	$27.47	$26.11
Income from investment operations
Net investment income/(loss)	(0.12)	(0.30)	(0.20)	(0.06)	(0.03)
Net realized and unrealized gain/(loss)
on investments	6.48	3.74	8.70	(3.20)	1.39
Total income/(loss) from investment operations	6.36	3.44	8.50	(3.26)	1.36
Dividends and Distributions
From net investment income	(0.00)	(0.00)	(0.00)	(0.00)	(0.00)
From net realized gain on investments	(5.08)	(1.19)	(0.00)	(0.00)	(0.00)
Total distributions	(5.08)	(1.19)	(0.00)	(0.00)	(0.00)
Paid in-capital from redemption fees	(0.00)(2)	(0.00)(2)	-	-	-
Net asset value – end of period	$36.24	$34.96	$32.71	$24.21	$27.47
Total return	19.04%	10.33%	35.11%	(11.87)%	5.21%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$20,473	$18,394	$34,040	$26,899	$40,030
Ratio of expenses to average net assets	1.30%	1.30%	1.30%	1.30%	1.30%
Ratio of expenses to average net
assets without fee waivers	1.77%	1.69%	1.73%	1.96%	1.75%
Ratio of net investment income/(loss)
to average net assets	(0.34)%	(0.55)%	(0.65)%	(0.25)%	(0.11)%
Ratio of net investment income/(loss)
to average net assets without fee waivers	(0.81)%	(0.94)%	(1.08)%	(0.91)%	(0.57)%
Portfolio turnover rate(1)	75.44%	70.18%	110.33%	38.79%	76.61%

(1) A portfolio turnover rate is, in general, the percentage computed by taking the lesser of purchases or sales of portfolio securities (excluding securities with a maturity date of one year or less at the time acquisition) for a period and dividing it by the monthly average of the market value of such securities during the period. Purchases and sales of investment securities (excluding short-term securities) for the year ended May 31, 2006 were $14,540,619 and $15,645,279, respectively.

(2) Less than ($.005) per share.

(3) Starting with December 31, 2006, the new fiscal year end will be December 31.

84

Westcore Small-Cap Value Fund(4)
		For the Period
		December 13, 2004
	Year Ended	(inception) to
	May 31, 2006	May 31, 2005
Net asset value – beginning of the period	$9.80	$10.00
Income from investment operations
Net investment income/(loss)	0.14	0.03
Net realized and unrealized
gain/(loss) on investments	1.34	(0.23)
Total income/(loss) from
investment operations	1.48	(0.20)
Dividends and Distributions
From net investment income	(0.11)	(0.00)
From net realized gain on investments	(0.07)	(0.00)
Total distributions	(0.18)	(0.00)
Paid in-capital from redemption fees	(0.00)(3)	(0.00)(3)
Net asset value – end of period	$11.10	$9.80
Total return	15.22%	(2.00)%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$37,797	$16,032
Ratio of expenses to average net assets	1.30%	1.30%(2)
Ratio of expenses to average net
assets without fee waivers	1.61%	2.94%(2)
Ratio of net investment income/(loss)
to average net assets	1.47%	1.33%(2)
Ratio of net investment income/(loss)
to average net assets without fee waivers	1.16%	(0.31)%(2)
Portfolio turnover rate(1)	42.54%	27.42%

(1) A portfolio turnover rate is, in general, the percentage computed by taking the lesser of purchases or sales of portfolio securities (excluding securities with a maturity date of one year or less at the time acquisition) for a period and dividing it by the monthly average of the market value of such securities during the period. Purchases and sales of investment securities (excluding short-term securities) for the year ended May 31, 2006 were $29,635,018 and $11,120,857, respectively.

(2) Annualized.

(3) Less than ($.005) per share.

(4) Starting with December 31, 2006, the new fiscal year end will be December 31.

1-800-392-CORE (2673) ■ www.westcore.com	85

Westcore Flexible Income Fund(3)
For the Year Ended May 31,	2006	2005	2004	2003	2002
Net asset value – beginning of the period	$9.97	$9.76	$9.19	$9.48	$9.64
Income from investment operations
Net investment income/(loss)	0.74	0.71	0.69	0.75	0.75
Net realized and unrealized
gain/(loss) on investments	(0.17)	0.17	0.54	(0.29)	(0.16)
Total income/(loss) from
investment operations	0.57	0.88	1.23	0.46	0.59
Dividends and Distributions
From net investment income	(0.68)	(0.67)	(0.66)	(0.71)	(0.75)
From net realized gain
on investments	(0.00)	(0.00)	(0.00)	(0.00)	(0.00)
Tax return of capital	(0.00)	-	(0.00)	(0.04)	(0.00)
Total distributions	(0.68)	(0.67)	(0.66)	(0.75)	(0.75)
Paid in-capital from redemption fees	(0.00)(2)	(0.00)(2)	-	-	-
Net asset value – end of period	$9.86	$9.97	$9.76	$9.19	$9.48
Total return	5.94%	9.15%	13.57%	5.71%	6.40%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$171,116	$163,158	$61,302	$9,726	$10,322
Ratio of expenses to average net assets	0.85%	0.85%	0.85%	0.85%	0.85%
Ratio of expenses to average net
assets without fee waivers	0.93%	0.97%	1.06%	2.06%	1.77%
Ratio of net investment income/(loss)
to average net assets	7.44%	7.12%	7.12%	7.92%	7.96%
Ratio of net investment income/(loss)
to average net assets without fee waivers	7.36%	7.00%	6.91%	6.71%	7.04%
Portfolio turnover rate(1)	25.48%	22.04%	37.03%	37.01%	48.07%

(1) A portfolio turnover rate is, in general, the percentage computed by taking the lesser of purchases or sales of portfolio securities (excluding securities with a maturity date of one year or less at the time acquisition) for a period and dividing it by the monthly average of the market value of such securities during the period. Purchases and sales of investment securities (excluding short-term securities) for the year ended May 31, 2006 were $50,944,058 and $42,604,225, respectively.

(2) Less than ($.005) per share.

(3) Starting with December 31, 2006, the new fiscal year end will be December 31.

86

Westcore Plus Bond Fund(3)
For the Year Ended May 31,	2006	2005	2004	2003	2002
Net asset value – beginning of the period	$10.70	$10.62	$10.67	$10.34	$10.37
Income from investment operations
Net investment income/(loss)	0.57	0.59	0.62	0.71	0.66
Net realized and unrealized
gain/(loss) on investments	(0.41)	0.14	(0.05)	0.33	(0.03)
Total income/(loss) from investment operations	0.16	0.73	0.57	1.04	0.63
Dividends and Distributions
From net investment income	(0.58)	(0.58)	(0.60)	(0.68)	(0.66)
From net realized gain on investments	(0.00)(2)	(0.07)	(0.02)	(0.00)	(0.00)
Tax return of capital	(0.00)	-	(0.00)	(0.03)	(0.00)
Total distributions	(0.58)	(0.65)	(0.62)	(0.71)	(0.66)
Paid in-capital from redemption fees	(0.00)(2)	0.00(2)	-	-	-
Net asset value – end of period	$10.28	$10.70	$10.62	$10.67	$10.34
Total return	1.48%	6.97%	5.52%	10.52%	6.24%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$460,509	$226,609	$86,705	$52,727	$54,060
Ratio of expenses to average net assets	0.55%	0.55%	0.55%	0.55%	0.55%
Ratio of expenses to average net
assets without fee waivers	0.89%	1.00%	1.03%	1.14%	1.07%
Ratio of net investment income/(loss)
to average net assets	5.58%	5.61%	5.79%	6.38%	6.34%
Ratio of net investment income/(loss)
to average net assets without fee waivers	5.24%	5.16%	5.31%	5.79%	5.82%
Portfolio turnover rate(1)	32.35%	30.87%	50.32%	62.10%	60.19%

(1) A portfolio turnover rate is, in general, the percentage computed by taking the lesser of purchases or sales of portfolio securities (excluding securities with a maturity date of one year or less at the time acquisition) for a period and dividing it by the monthly average of the market value of such securities during the period. Purchases and sales of investment securities (excluding short-term securities) for the year ended May 31, 2006 were $351,437,822 and $109,503,388, respectively.

(2) Less than ($.005) per share.

(3) Starting with December 31, 2006, the new fiscal year end will be December 31.

1-800-392-CORE (2673) ■ www.westcore.com	87

Westcore Colorado Tax-Exempt Fund(3)
For the Year Ended May 31,	2006	2005	2004	2003	2002
Net asset value – beginning of the period	$11.32	$11.23	$11.72	$11.18	$11.03
Income from investment operations
Net investment income/(loss)	0.42	0.41	0.42	0.42	0.44
Net realized and unrealized
gain/(loss) on investments	(0.32)	0.10	(0.49)	0.54	0.15
Total income/(loss) from
investment operations	0.10	0.51	(0.07)	0.96	0.59
Dividends and Distributions
From net investment income	(0.42)	(0.42)	(0.42)	(0.42)	(0.44)
From net realized gain on investments	(0.00)	0.00	(0.00)	(0.00)	(0.00)
Total distributions	(0.42)	(0.42)	(0.42)	(0.42)	(0.44)
Paid in-capital from redemption fees	(0.00)	(0.00)(2)	-	-	-
Net asset value – end of period	$11.00	$11.32	$11.23	$11.72	$11.18
Total return	0.93%	4.55%	(0.59)%	8.77%	5.43%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$55,529	$59,346	$50,227	$55,461	$45,508
Ratio of expenses to average net assets	0.65%	0.65%	0.65%	0.65%	0.65%
Ratio of expenses to average net
assets without fee waivers	0.98%	1.07%	1.11%	1.15%	1.12%
Ratio of net investment income/(loss)
to average net assets	3.77%	3.68%	3.67%	3.65%	3.91%
Ratio of net investment income/(loss)
to average net assets without fee waivers	3.44%	3.26%	3.21%	3.15%	3.44%
Portfolio turnover rate(1)	22.20%	32.94%	6.60%	8.69%	13.09%

(1) A portfolio turnover rate is, in general, the percentage computed by taking the lesser of purchases or sales of portfolio securities (excluding securities with a maturity date of one year or less at the time acquisition) for a period and dividing it by the monthly average of the market value of such securities during the period. Purchases and sales of investment securities (excluding short-term securities) for the year ended May 31, 2006 were $12,171,565 and $14,864,890, respectively.

(2) Less than ($.005) per share.

(3) Starting with December 31, 2006, the new fiscal year end will be December 31.

88

Bond Rating Categories

Moody’s Investors Service, Inc.

Bond Rating	Explanation
Aaa	Bonds are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as “gilt edged.”
Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa	Bonds are judged to be of high quality by all standards. Together with the “Aaa” group they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in “Aaa” securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risk appear somewhat larger than the “Aaa” securities.

A	Bonds possess many favorable investment attributes and are to be considered as upper-medium-grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.

Baa	Bonds are considered as medium-grade obligations, (i.e., they are neither highly protected nor poorly secured). Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Ba	Bonds are judged to have speculative elements; their future cannot be considered as well-assured. Often the protection of interest and principal payments may be very moderate, and thereby not well safeguarded during both good and bad times over the future.
Uncertainty of position characterizes bonds in this class.

1-800-392-CORE (2673) ■ www.westcore.com	A-1

Bond Rating	Explanation
B	Bonds generally lack characteristics of the desirable investment.
Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Caa	Bonds are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

Ca	Bonds represent obligations which are speculative in a high degree.
Such issues are often in default or have other marked shortcomings.

C	Bonds are the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

     Note: Moody’s applies numerical modifiers 1, 2, and 3 in each generic rating classification from “Aa” through “Caa.” The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of its generic rating category.

A-2

Standard & Poor’s Ratings Group, Division of McGraw Hill

Bond Rating	Explanation
AAA	An obligation rated “AAA” has the highest rating assigned by Standard
& Poor’s. The obligor’s capacity to meet its financial commitment on the obligation is extremely strong.

AA	An obligation rated “AA” differs from the highest rated obligations only in small degree. The obligor’s capacity to meet its financial commitment on the obligation is very strong.

A	An obligation rated “A” is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher-rated categories. However, the obligor’s capacity to meet its financial commitment on the obligation is still strong.

BBB	An obligation rated “BBB” exhibits adequate protection parameters.
However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

Obligations rated “BB,” “B,” “CCC,” “CC” and “C” are regarded as having significant speculative characteristics. “BB” indicates the least degree of speculation and “C” the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.

BB	An obligation rated “BB” is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial or economic conditions which could lead to the obligor’s inadequate capacity to meet its financial commitment on the obligation.

B	An obligation rated “B” is more vulnerable to nonpayment than obligations rated “BB,” but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial or economic conditions will likely impair the obligor’s capacity or willingness to meet its financial commitment on the obligation.

1-800-392-CORE (2673) ■ www.westcore.com	A-3

Bond Rating	Explanation
CCC	An obligation rated “CCC” is currently vulnerable to nonpayment and is dependent upon favorable business, financial and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.

CC	An obligation rated “CC” is currently highly vulnerable to
nonpayment.

C	A subordinated debt obligation rated “C” is currently highly vulnerable to nonpayment. The “C” rating may be used to cover a situation where a bankruptcy petition has been filed or similar action taken, but payments on this obligation are being continued.

D	An obligation rated “D” is in payment default. The “D” rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless
Standard & Poor’s believes that such payment will be made during such grace period. The “D” rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

     PLUS (+) OR MINUS (-) – The ratings from “AA” through “CCC” may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

A-4

Where to Find More Information

More Fund information is available to you upon request and without charge:

Annual and Semi-Annual Report

The Annual and Semi-Annual Reports provide additional information about the Funds’ investments, performance and portfolio holdings. The Annual Report also contains a discussion of the market conditions and investment strategies that significantly affected each Fund’s performance during the last fiscal year.

Statement of Additional Information (SAI)

The SAI includes additional information about the Funds’ investment policies, organization and management. It is legally part of this prospectus (it is incorporated by reference).

Investors can get free copies of the Funds’ Annual Report, Semi-Annual Report or SAI. They may also request other information about the Funds and make shareholder inquiries.

Write to:    Westcore Funds
                     1625 Broadway
                     Suite 2200
                    Denver, CO 80202

By phone:  1-800-392-CORE (2673)

Web:          www.westcore.com

Information about the Funds (including the Funds’ SAI) can be reviewed and copied at the Securities and Exchange Commission’s Public Reference Room in Washington, DC. Information about the operation of the Public Reference Room may be obtained by calling the SEC at 1-202-942-8090. Reports and other information about the Funds are available on the EDGAR Database on the SEC’s Internet site at www.sec.gov. Copies of this information may be obtained, upon payment of a duplicating fee, by electronic request at publicinfo@sec.gov or by writing the Public Reference Section of the SEC, Washington, DC 20549-0102.

The Westcore Funds Investment Company Act File No. is 811-03373

WC110                                                                                                                         Funds distributed by ALPS Distributors, Inc.

WESTCORE TRUST

Statement of Additional Information

for

Westcore MIDCO Growth Fund

Westcore Blue Chip Fund

Westcore Growth Fund

Westcore Small-Cap Opportunity Fund

Westcore Mid-Cap Value Fund

Westcore Select Fund

Westcore International Frontier Fund

Westcore Small-Cap Value Fund

Westcore Flexible Income Fund

Westcore Plus Bond Fund

Westcore Colorado Tax-Exempt Fund

September 28, 2006

            This Statement of Additional Information ("SAI") is meant to be read in conjunction with the Funds' Prospectus dated September 28, 2006, as the same is revised from time to time, and is incorporated by reference in its entirety into the Prospectus for the particular Fund.  Because this SAI is not itself a prospectus, no investment in shares of the Funds should be made solely based upon the information contained herein.  Copies of the Funds' Prospectus dated September 28, 2006, may be obtained by calling 1-800-392-CORE (2673) or by writing ALPS Distributors, Inc. ("ADI") at 1625 Broadway, Suite 2200, Denver, Colorado 80202.  The Financial Statements and report prepared by the Trust's Independent Registered Public Accounting Firm (the "Independent Auditor") thereon in this SAI are incorporated by reference from the Funds' Annual Report, which contains additional performance information and may be obtained without charge by writing the address above or calling the toll-free number above.  No other part of the Annual Report is incorporated herein by reference.  Capitalized terms used but not defined herein have the same meanings as in the Prospectus.

- i -

THE TRUST

Westcore Trust (the "Trust") is a Massachusetts business trust which was organized on December 10, 1985 as an open-end management investment company.  The Trust's predecessor was originally incorporated in Maryland on January 11, 1982.

The Trust is authorized to issue separate classes of shares representing interests in separate investment portfolios.  This SAI pertains to the Westcore MIDCO Growth Fund, Westcore Blue Chip Fund, Westcore Growth Fund, Westcore Small-Cap Opportunity Fund, Westcore Mid-Cap Value Fund, Westcore Select Fund, Westcore International Frontier Fund, Westcore Small-Cap Value Fund, Westcore Flexible Income Fund, Westcore Plus Bond Fund and Westcore Colorado Tax-Exempt Fund (each, a "Fund" and collectively, the "Funds").  The Westcore MIDCO Growth Fund, Westcore Blue Chip Fund, Westcore Growth Fund, Westcore Mid-Cap Value Fund, Westcore Small-Cap Opportunity Fund, Westcore Select Fund, Westcore International Frontier Fund and Westcore Small-Cap Value Fund are sometimes referred to as the "Westcore Equity Funds."  The Westcore Flexible Income Fund, Westcore Plus Bond Fund and Westcore Colorado Tax-Exempt Fund are sometimes referred to as the "Westcore Bond Funds."  For information concerning any investment portfolios offered by the Trust, contact ADI at 1625 Broadway, Suite 2200, Denver, Colorado 80202 or call 1-800-392-CORE (2673).

INVESTMENT OBJECTIVES AND POLICIES

The Trust is an open-end, management investment company.  The Funds (other than the Westcore Select and Colorado Tax-Exempt Funds, which are non-diversified) are diversified portfolios of the Trust.

The Prospectus for the Funds describes the Funds' investment objectives.  The following information supplements and should be read in conjunction with the description of the investment objective and principal strategies for each Fund in the Prospectus.

Portfolio Transactions

Denver Investment Advisors LLC ("Denver Investment Advisors" or the "Adviser") serves as the investment adviser to the Funds pursuant to an investment advisory agreement (the "Advisory Agreement").

Subject to the general supervision of the Trust's Board of Trustees (the "Board") and the provisions of the Trust's Advisory Agreement relating to the Funds, Denver Investment Advisors makes decisions with respect to and places orders for all purchases and sales of portfolio securities for the Funds.

The annualized portfolio turnover rate for each Fund is calculated by dividing the lesser of purchases or sales of portfolio securities for the year by the monthly average value of the portfolio securities.  The calculation excludes all securities, including options, that have maturities or expiration dates at the time of acquisition of one year or less.  Portfolio turnover may vary greatly from year to year as well as within a particular year, and may be affected by cash requirements for redemption of shares and by requirements which enable the Funds to receive favorable tax treatment.  Portfolio turnover will not be a limiting factor in making portfolio decisions, and each Fund may engage in short-term trading to achieve its investment objective.  A high rate of portfolio turnover involves correspondingly greater brokerage commission expenses and other transaction costs.  High portfolio turnover may result in the realization of substantial net capital gains.

There was a significant increase in the portfolio turnover rate for the Growth Fund for the fiscal year ended May 31, 2005 and 2006 when compared to the fiscal year ended May 31, 2004.  The Growth Fund had changes in investment personnel beginning in April 2004.  This, paired with higher market volatility, were the principal reasons for the higher portfolio turnover in fiscal year 2005.  Market volatility continued in fiscal year 2006, which resulted in the portfolio turnover rate continuing to be higher than fiscal year 2004 levels.

There was a significant increase in the portfolio turnover rate for the MIDCO Growth Fund for the fiscal year ended May 31, 2006 when compared to prior fiscal years. The MIDCO Growth Fund had a change in investment personnel during this period. This, paired with higher market volatility and several significant changes to restructure the portfolio within certain sectors, were the principal reasons for the higher portfolio turnover in fiscal year 2006.

Transactions on U.S. and international stock exchanges, and equity securities traded over-the-counter, involve the payment of negotiated brokerage commissions.  The Adviser typically pays .05 cents per share for domestic equity trades.  The cost of transactions executed on international stock exchanges is generally based upon a percentage of the principal traded and may vary based on the market in which the security is traded.  During the fiscal years ended May 31, 2006, May 31, 2005 and May 31, 2004, the Funds paid the following amounts in brokerage commissions:

Brokerage Commissions Paid

	Year Ended May 31, 2006	Year Ended May 31, 2005	Year Ended May 31, 2004
Westcore MIDCO Growth Fund	$742,078	$617,912	$385,163
Westcore Blue Chip Fund	85,180	88,969	58,565
Westcore Growth Fund	739,695	517,797	119,818
Westcore Small-Cap Opportunity Fund	66,028	114,109	194,998
Westcore Small-Cap Value Fund [1]	90,464	41,521	N/A
Westcore Mid-Cap Value Fund	121,646	72,160	49,484
Westcore Select Fund	46,635	33,705	22,915
Westcore International Frontier Fund	118,042	72,727	54,768
Westcore Flexible Income Fund	26,374	31,355	26,388
Westcore Plus Bond Fund	3,178	1,350	400
Aggregate Commissions	$2,039,320	$1,591,605	$912,499

1 Westcore Small-Cap Value Fund inception date: December 13, 2004.

For the same periods the Westcore Colorado Tax-Exempt Fund did not pay any brokerage commissions.  During the fiscal years ended May 31, 2006, May 31, 2005, and May 31, 2004, no brokerage commissions were paid by any Funds to an affiliated broker of the Trust.

Many over-the-counter issues, including corporate debt and government securities, may be traded without stated commissions, but the price includes an undisclosed commission or mark-up.  Securities purchased and sold by the Funds may be traded in the over-the-counter market on a net basis (i.e., without commission) through dealers, or otherwise involve transactions directly with the issuer of an instrument.  Transactions in the over-the-counter market may be principal transactions with dealers and the costs of such transactions involve dealer spreads rather than brokerage commissions.  With respect to over-the-counter transactions, Denver Investment Advisors will normally deal directly with the dealers who make a market in the securities involved, except in those circumstances where better prices and execution terms are available elsewhere or as described below.  The cost of securities purchased from underwriters includes an underwriting commission or concession, and the prices at which securities are purchased from and sold to dealers include a dealer's mark-up or mark-down.

The Funds may participate, if and when practicable, in bidding for the purchase of portfolio securities directly from an issuer in order to take advantage of the lower purchase price available to members of a bidding group.  A Fund will engage in this practice, however, only when the Adviser, in its sole discretion, believes such practice to be otherwise in the Fund's interests.

The Advisory Agreement for the Funds provides that the Adviser will seek to obtain the best overall terms available in executing portfolio transactions and selecting brokers or dealers.  In assessing the best overall terms available for any transaction, Denver Investment Advisors will consider all factors it deems relevant, including the breadth of the market in the security, the price of the security, the financial condition and execution capability of the broker or dealer, and the reasonableness of the commission, if any, both for the specific transaction and on a continuing basis.  In addition, the Advisory Agreement authorizes Denver Investment Advisors to cause any of the Funds to pay a broker-dealer that furnishes brokerage and research services a higher commission than that charged by another broker-dealer for effecting the same transaction, provided that Denver Investment Advisors determines in good faith that the commission is reasonable in relation to the value of the brokerage and research services provided by the broker-dealer, viewed in terms of that particular transaction or the overall responsibilities of Denver Investment Advisors to the Fund.  Such brokerage services may include, without limitation, comparison services that are required by the Securities and Exchange Commission ("SEC") or  Self-Regulatory Organization ("SRO"), communication services related to the execution, clearing and settlement of securities transactions and trading software used to route orders to market centers.  Research services include, without limitation, traditional research reports analyzing the performance of a particular company or stock, trade magazines, technical journals, financial newsletters and other financial and economic publications that are not targeted to a wide, public audience, market research, including pre-trade and post-trade analytics, software and other products that depend on market information to generate market research and market data.  The Adviser may determine that a service has a mixed use (i.e., the service is used both for investment and brokerage activities and for other activities).  When this occurs, the Adviser will reasonably allocate the cost of the service, so that the portion or specific component that assists in investment and brokerage activities is obtained using portfolio commissions from managed accounts, and the portion or specific component which provides other assistance (for example, administrative or non-research assistance) is paid for by the Adviser from its own funds.

            During the past fiscal year, the Adviser directed brokerage transactions through a broker because of research and/or brokerage services provided.  The principal amount of the transactions and the related commissions were as follows:

	Principal Amount	Commissions
Westcore MIDCO Growth Fund	$279,956,028.88	$402,014.45
Westcore Blue Chip Fund	$20,722,433.84	$28,043.85
Westcore Growth Fund	$91,096,230.40	$109,323.50
Westcore Small-Cap Opportunity Fund	$10,750,417.13	$21,135.00
Westcore Small-Cap Value Fund	$27,764,960.02	$61,165.00
Westcore Mid-Cap Value Fund	$60,891,422.82	$91,384.65
Westcore Select Fund	$22,844,039.00	$34,375.00
Westcore International Frontier Fund	$1,290,133.70	$1,209.05
Westcore Flexible Income Fund	$2,290,073.38	$4,365.10

Supplemental research information so received is in addition to, and not in lieu of, services required to be performed by the Adviser and does not reduce the advisory fees payable by the Funds.  The Board will periodically review the commissions paid by the Funds to consider whether the commissions paid over representative periods of time appear to be reasonable in relation to the benefits received by the Funds.  It is possible that certain eligible brokerage and research services received will primarily benefit one or more other investment companies or other accounts for which investment discretion is exercised by the Adviser.  Conversely, a Fund may be the primary beneficiary of the eligible brokerage and research services received as a result of portfolio transactions effected for such other account or investment company.

The Funds may from time to time purchase securities issued by the Trust's regular broker/dealers (as defined in Rule 10b-1 under the Investment Company Act of 1940, as amended (the "1940 Act") or their parent companies.  As of May 31, 2006, the following Funds held securities of the Trust's regular broker/dealers (or their parents) that derive more than 15% of their gross revenues from securities-related activities as listed below:

	Bear Stearns & Co., Inc.	Citigroup Inc.	Bank of New York	Wachovia Inc.	Bank of America Corp.	Morgan Stanley & Co.	Merrill Lynch & Co., Inc.	Goldman, Sachs & Co.
Equity Growth Funds
Westcore Midco Growth Fund
Westcore Growth Fund					$3,118,896			$5,645,530
Westcore International Frontier Fund
Westcore Select Fund

Equity Value Funds
Westcore Blue Chip Fund		$2,300,634	$1,186,311	$625,950	$1,306,800	$936,034	$1,288,898
Westcore Mid-Cap Value Fund
Westcore Small-Cap Opportunity Fund
Westcore Small-Cap Value Fund

Bond Funds
Westcore Flexible Income Fund
Westcore Plus Bond Fund	$269,500	$1,474,477		$3,210,382			$1,447,890
Westcore Colorado Tax-Exempt Fund

Portfolio securities will not be purchased from or sold to (and savings deposits will not be made in and repurchase and reverse repurchase agreements will not be entered into with) the Adviser, ADI or an affiliated person (as the term is defined in the 1940 Act) acting as principal, except to the extent permitted by the SEC.  The Adviser will not enter into agreements, express or implied, with brokerage firms pursuant to which it would select a firm for execution as a means of remuneration for recommending us as an investment adviser, nor in connection with the distribution of mutual funds advised or sub-advised by the Adviser. However, portfolio transactions may be executed through broker-dealers that have made such a recommendation, if otherwise consistent with seeking the best overall terms available in executing portfolio transactions.  In addition, the Westcore Colorado Tax-Exempt Fund will not purchase securities during the existence of any underwriting group or related selling group of which ADI, the Adviser, or any affiliated person of any of them, is a member, except to the extent permitted by the SEC.

Investment decisions for each Fund are made independently from those for the other Funds.  However, the Adviser manages other accounts in a consistent investment style and these accounts frequently invest in the same securities as the Funds.  When a purchase or sale of the same security is made at substantially the same time on behalf of a Fund and another account, Denver Investment Advisors may aggregate the securities to be sold or purchased for a Fund with those to be sold or purchased for other accounts in executing transactions.  In instances where the purchase or sale order for a single security cannot be aggregated across all clients, the Adviser maintains aggregation and allocation policies and procedures that Denver Investment Advisors believes to be fair and equitable to all over the long term.  In some instances, this may adversely affect the price paid or received by a Fund or the size of the position obtained by or disposed of by the Fund.

Moody's Investors Service, Inc ("Moody's") and Standard & Poor's Ratings Group ("S&P") Ratings (collectively "Rating Agencies")

The ratings of ratings agencies represent their opinions as to the quality of debt securities.  It should be emphasized, however, that ratings are general and are not absolute standards of quality, and debt securities with the same maturity, interest rate and rating may have different yields while debt securities of the same maturity and interest rate with different ratings may have the same yield.  Subsequent to purchase by a Fund, an issue of debt securities may cease to be rated or its rating may be reduced below the minimum rating required for purchase by a Fund.  Denver Investment Advisors will consider such an event in determining whether the Fund involved should continue to hold the debt security.

The payment of principal and interest on most debt securities purchased by the Funds will depend upon the ability of the issuers to meet their obligations.  An issuer's obligations under its debt securities are subject to the provisions of bankruptcy, insolvency and other laws affecting the rights and remedies of creditors, such as the Federal Bankruptcy Code, and laws, if any, which may be enacted by federal or state legislatures extending the time for payment of principal or interest, or both, or imposing other constraints upon enforcement of such obligations or, in the case of governmental entities, upon the ability of such entities to levy taxes. The power or ability of an issuer to meet its obligations for the payment of interest and principal of its debt securities may be materially adversely affected by litigation or other conditions.

Tax-Exempt Obligations (Westcore Bond Funds)

            Tax-Exempt Obligations include "general obligation" securities, "revenue" securities, private activity bonds and "moral obligation" securities.  General obligation securities are secured by the issuer's pledge of its full faith, credit and taxing power.  Revenue securities are payable only from the revenues derived from a particular facility, the proceeds of a special excise tax or another specific revenue source such as the user of the facility being financed.  Private activity bonds (e.g., bonds issued by industrial development authorities) are issued by or on behalf of public authorities to finance various privately-operated facilities.  Such bonds are included within the term "Tax-Exempt Obligations" only if the interest paid thereon is exempt from regular federal income tax and, for the Westcore Colorado Tax-Exempt Fund, not treated as a specific tax preference item under the federal alternative minimum tax.  Private activity bonds are in most cases revenue securities and are not payable from the unrestricted revenues of the issuer.  The credit quality of such bonds is usually directly related to the credit standing of the corporate user of the facility involved.  Moral obligation securities are normally issued by special purpose public authorities.  If the issuer is unable to meet its debt service obligations from current revenues, it may draw on a reserve fund, the restoration of which is a moral commitment but not a legal obligation of the state or municipality which created the issuer.

            Certain of the Tax-Exempt Obligations held by the Westcore Colorado Tax-Exempt Fund may be insured as to the timely payment of principal and interest.  There is no guarantee, however, that the insurer will meet its obligations in the event of the issuer's default.  In addition, such insurance will not protect against market fluctuations caused by changes in interest rates and other factors.

            Although the Westcore Colorado Tax-Exempt Fund will invest most of its assets, under normal circumstances, in intermediate- to long-term maturity Tax-Exempt Obligations, the Fund may also invest in industrial development bonds, short-term General Obligation Notes, Tax Anticipation Notes, Bond Anticipation Notes, Revenue Anticipation Notes, Tax-Exempt Commercial Paper, Construction Loan Notes and other forms of short-term tax-exempt loans.  Such instruments are issued with a short-term maturity in anticipation of the receipt of tax funds, the proceeds of bond placements or other revenues.  To the extent that the Fund's assets are concentrated in these types of Tax-Exempt Obligations, it will be more susceptible to economic, political and legal developments than a Fund with similar objectives whose assets are not so concentrated in these types of Tax-Exempt Obligations.

            Within the types of Tax-Exempt Obligations described above there are other categories, including municipal leases, which are often sold in the form of certificates of participation.  These obligations are issued by state and local governments or authorities to finance the acquisition or construction of equipment and facilities.  Certain of these obligations present the risk that a municipality may not have the funds approved or "appropriated" by a governing body for the lease payments.  Moreover, lease obligations may be limited by municipal charter or other provisions that do not permit acceleration of the lease obligation upon default.  Because certificates of participation are generally subject to redemption by the issuing municipal entity under specified circumstances, they may not be as liquid or marketable as other types of Tax-Exempt Obligations.

            There are variations in the quality of Tax-Exempt Obligations both within a particular classification and between classifications, and the yields on Tax-Exempt Obligations depend upon a variety of factors, including general money market conditions, the financial condition of the issuer, general conditions of the municipal bond market, the size of a particular offering, the maturity of the obligation, any inherent structural features (e.g. call features, sinking fund, pre-refunded, escrowed) and the rating of the issue.

            Payment on Tax-Exempt Obligations relating to certain projects may be secured by mortgages or deeds of trust.  In the event of a default, enforcement of the mortgages or deeds of trust will be subject to statutory enforcement procedures and limitations.

            In the event of a foreclosure, collection of proceeds may be delayed and may not be sufficient to pay the principal or accrued interest on the defaulted Tax-Exempt Obligations.

            Certain investments of the Funds may be subject to the federal alternative minimum tax.  These securities are not considered to be Tax-Exempt Obligations for purposes of the Fund's policy to invest at least 80% of its net assets, plus any borrowings for investment purposes, in Tax-Exempt Obligations.

Stand-By Commitments (Westcore Colorado Tax-Exempt Fund)

            The Fund may acquire stand-by commitments with respect to Tax-Exempt Obligations held in its portfolio.  Under a stand-by commitment, a dealer or bank agrees to purchase from the Fund, at the Fund's option, specified Tax-Exempt Obligations at a specified price.  The amount payable to the Fund upon its exercise of a stand-by commitment is normally (i) the Fund's acquisition cost of the Tax-Exempt Obligations (excluding any accrued interest that the Fund paid on their acquisition), less any amortized market premium plus any amortized market or original issue discount during the period the Fund owned the securities, plus (ii) all interest accrued on the securities since the last interest payment date during that period.  Stand-by commitments may be sold, transferred or assigned by the Fund only with the underlying instrument.

            The Fund intends to enter into stand-by commitments only with dealers, banks and broker-dealers that, in the Adviser's sole opinion, present minimal credit risks.  The Fund's reliance upon the credit of these dealers, banks and broker-dealers will be secured by the value of the underlying Tax-Exempt Obligations that are subject to the commitment.  In evaluating the creditworthiness of the issuer of a stand-by commitment, the Adviser will review periodically the issuer's assets, liabilities, contingent claims and other relevant financial information.

            The Fund will acquire stand-by commitments solely to facilitate portfolio liquidity and does not intend to exercise its rights thereunder for trading purposes.  The acquisition of a stand-by commitment would not affect the valuation or assumed maturity of the underlying Tax-Exempt Obligations, which would continue to be valued in accordance with the Fund's normal method of valuation.

Special Considerations Regarding Investments in Colorado Obligations (Westcore Colorado Tax‑Exempt Fund)

The concentration of the Colorado Tax-Exempt Fund in securities issued by governmental units of only one state exposes the Fund to risks greater than those of a more diversified portfolio holding securities issued by governmental units of different states and different regions of the country.

The Fund believes the information summarized below describes some of the more significant factors and current developments relating to securities of (i) the State of Colorado (the "State") or (ii) municipalities or other political subdivisions or instrumentalities of the State of Colorado which rely, in whole or in part, on ad valorem real property taxes and other general funds of such municipalities or political subdivisions. The sources of such information include the official publications of the State, as well as other publicly available documents. The Fund has not independently verified any of the information contained in such publications and documents, but is not aware of any facts that would render such information inaccurate.

Economic Factors. Based on data published by the State's Office of State Planning and Budgeting as presented in the June 2006 Revenue Forecast dated June 20, 2006 (the "2006 Economic Report"), the Colorado economy continues to strengthen.

Employment.  In 2005, Colorado employment rose 2.1 percent, adding 45,900 new jobs.  The 2005 unemployment rate fell to 5 percent, which is the lowest level since 2001.

Inflation.  Overall consumer prices in the Denver-Boulder-Greeley area increased 2.1 percent in 2005 after rising only 0.1 percent in 2004.

Wages and Income.  Colorado per capita income continued to exceed the national average.  Overall, personal income grew 6.5 percent in 2005.  Colorado wage and salary income rose 7.0 percent in 2005 as labor markets began to recover and payrolls increased.

Population and Migration.  In 2005, net in-migration to Colorado was 24,500 and total population growth was 1.4 percent.

Industrial Sectors.  In 2005, residential home permits issued in Colorado were flat, due to a correction in the multi-family construction sector.  The value of nonresidential construction (excluding nonbuilding projects like roads) increased 8.7 percent, while retail trade sales in Colorado rose 4.9 percent in 2005.

Restrictions on Appropriation and Revenues. A constitutional amendment approved by Colorado voters in 1992 (the Taxpayers Bill of Rights or "TABOR") limits the state's revenue growth in a given fiscal year (July 1 to June 30) to the sum of inflation plus population growth in the preceding calendar year.  Under TABOR, revenue collected above this limit must be returned to taxpayers, unless voters decide the State can retain the revenue.  TABOR applies to the State and all local governments, including home rule entities ("Districts").  "Enterprises," defined as government-owned businesses authorized to issue revenue bonds and receiving under 10 percent of annual revenue in grants from all State and local governments combined, are excluded from the provisions of TABOR.

After not having a TABOR surplus for four years, the State collected revenues in excess of the TABOR limit in fiscal year 2004-05.  In fiscal year 2004-05, the TABOR surplus totaled $41.1 million.  On November 1, 2005, Colorado voters passed Referendum C, allowing the State to retain all revenue collected from fiscal year 2005-06 through fiscal year 2009-10.  As a result, there will not be a TABOR surplus during this 5-year period.  The amount of revenue the State is allowed to keep because of Referendum C is referred to as "General Fund Exempt Revenue."  In total, the State is expected to keep $4.1 billion during the 5 years Referendum C is in effect.  TABOR further requires the State and each local government to reserve 3 percent of its fiscal year spending, excluding bonded debt service, for emergency use.  Additionally, TABOR requires voter approval prior to any tax increase, imposition of a new tax, debt creation or a change of tax policy resulting in a net revenue gain.  TABOR also requires that District property tax revenues yield no more than the prior year's revenues adjusted for inflation, voter approved changes and (except with regard to school districts) local growth in property values according to a specific formula.  School districts are permitted to adjust tax levies for changes in student enrollment.  Pursuant to TABOR, local government spending is limited by the same formula as the limitation for property tax revenues.  TABOR also prohibits new or increased real property transfer taxes, new State real property taxes and local District income taxes.

Since its passage in 1992, TABOR has been the subject of litigation.  Colorado courts have issued opinions holding that, among other things, (1) voters may give present approval for future increases in taxes when the increase might be necessary to repay a specific, voter-approved debt; (2) Districts can increase mill levies to pay general obligation bonds issued prior to TABOR provided that such bonds or bonds issued to refund such bonds were voter approved; (3) multi-year lease-purchase agreements subject to annual appropriation do not require voter approval; (4) notes to be issued by the State the repayment of which was subject to legislative appropriation must be approved by the voters under TABOR; (5) entities with the power to levy taxes may not themselves be "enterprises" for purposes of TABOR (however, the Court did not address the issue of how valid enterprises may be created); and (6) urban renewal authorities are not Districts for purpose of TABOR.  It is likely that the interpretation and application of TABOR, as well as TABOR-related voter and legislative actions, will be the subject of additional litigation, the result of which could impact the State or local governments.

In addition to TABOR, State appropriations are also restricted by statute.  The amount of General Fund revenues available for appropriation is based upon revenue estimates that, together with other available resources, are required to exceed annual appropriations by the amount of the unappropriated reserve (the "Unappropriated Reserve").  The Unappropriated Reserve requirement is 4 percent of total appropriations from the General Fund.  When the reserve falls below 2 percent, the Governor must implement a plan to restore the reserve to 2 percent.  State General Fund appropriations are also limited by statute to an amount equal to the lesser of (i) 5 percent of Colorado personal income or (ii) 106 percent of the total General Fund appropriations for the previous fiscal year, plus the cost of performing certain required reappraisals of taxable property. This restriction does not apply to any General Fund appropriations which are required as a result of a new federal law, a final State or federal court order or moneys derived from the increase in the rate or amount of any tax or fee approved by a majority of the registered electors of the State voting at any general election.  In addition, the State General Assembly may exceed the statutory limit on the level of General Fund appropriations for a given fiscal year upon the declaration of a State fiscal emergency.

General Fund Revenues and Reserves.  According to the 2006 Economic Report, General Fund revenues are expected to increase 11.7 percent in fiscal year 2005-06 to $7,232.4 million, up from $6,474.8 million in fiscal year 2004-2005.  Significantly, the fiscal year 2005-06 forecast reflects one-time monies and federal tax law changes that affect revenue growth rates.  Indeed, income tax revenue growth is forecast to decelerate in fiscal year 2006-07 and fiscal year 2007-08 as stock market gains decrease compared with the activity recorded in 2004 and 2005, and corporations adjust to the expiration of federal tax packages.

For fiscal year 2005-2006, the following tax categories generated the following percentages of the State's estimated $7,232.4 million total revenues (accrual basis):  individual income taxes (59.4%), sales, use, and other excise taxes (30.4%), corporate income taxes (6.2%), and other taxes (4.0%).  For fiscal year 2006-2007, General Fund revenues of approximately $7,489.4 million are projected. The percentages of General Fund revenue generated by type of tax for fiscal year 2005-2006 are not expected to be significantly different from fiscal year 2004-2005 percentages.

According to the 2006 Economic Report, the General Fund reserve for year-end is estimated to be $591.9 million, which is $340.2 million above the statutory 4 percent reserve requirement.  Two-thirds of the excess revenue will be distributed to the Highway Users Tax Fund and one-third will be distributed to the Capital Construction Fund.

"Cash Fund" Revenue.  "Cash fund" revenues, as opposed to General Fund revenues, are collected and earmarked for specific purposes.  They comprised 28 percent of total TABOR revenues for fiscal year 2004-2005.  Cash fund revenues are forecasted to increase 9.7 percent in fiscal year 2005-2006.

Debt.  Under its constitution, the State is not permitted to issue general obligation bonds secured by the full faith and credit of the State. However, certain agencies and instrumentalities of the State are authorized to issue bonds secured by revenues from specific projects and activities. The State enters into certain lease transactions that are subject to annual renewal at the option of the State. In addition, the State is authorized to issue short-term revenue anticipation notes. Local government units in the State are also authorized to incur indebtedness. The major source of financing for such local government indebtedness is an ad valorem property tax. In addition, in order to finance public projects, local governments in the State can issue revenue bonds payable from the revenues of a utility or enterprise or from the proceeds of an excise tax, or assessment bonds payable from special assessments. Colorado local governments can also finance public projects through leases that are subject to annual appropriation at the option of the local government. Local governments in Colorado also issue tax anticipation notes. TABOR requires prior voter approval for the creation of any multiple fiscal year debt or other financial obligation whatsoever, except for refundings at a lower rate or obligations of an enterprise.

Economic conditions in the State may have continuing effects on other governmental units within the State (including local government issuers of the Colorado obligations in the Fund), which, to varying degrees, have also experienced or may experience reduced revenues as a result of recessionary conditions and other factors.

U.S. Government Obligations (All Westcore Funds)

            Each Fund may invest in obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities.  Examples of the types of U.S. Government obligations that may be held by a Fund include, in addition to U.S. Treasury bonds, notes and bills, the obligations of Federal Home Loan Banks, Federal Farm Credit Banks, Federal Land Banks, the Federal Housing Administration, Farmers Home Administration, Export-Import Bank of the United States, Small Business Administration, Government National Mortgage Association, Federal National Mortgage Association ("Fannie Mae"), General Services Administration, Central Bank for Cooperatives, Freddie Mac, Federal Intermediate Credit Banks and Maritime Administration.  Obligations of certain agencies and instrumentalities of the U.S. Government, such as those of the Government National Mortgage Association, are supported by the full faith and credit of the U.S. Treasury; others, such as those of the Export-Import Bank of the United States, are supported by the right of the issuer to borrow from the U.S. Treasury; others, such as those of Fannie Mae, are supported by the discretionary authority of the U.S. Government to purchase the agency's obligations; still others, such as those of Freddie Mac, are supported only by the credit of the instrumentality.  No assurance can be given that the U.S. Government would provide financial support to U.S. Government-sponsored instrumentalities if it is not obligated to do so by law.

Money Market Instruments (All Westcore Funds)

            Each Fund may invest from time to time in "money market instruments" such as bank obligations, commercial paper and corporate bonds with remaining maturities of 397 days or less.

            Bank obligations include bankers' acceptances, negotiable certificates of deposit and non-negotiable time deposits, including instruments issued or supported by the credit of U.S. or foreign banks.  Although the Funds will invest in obligations of foreign banks or foreign branches of U.S. banks only where the Adviser deems the instrument to present minimal credit risks, these investments nevertheless entail risks that are different from those of investments in domestic obligations of U.S. banks due to differences in political, regulatory and economic systems and conditions.  Investments in bank obligations are limited to the obligations of financial institutions having more than $1 billion in total assets at the time of purchase.  Investments in the obligations of foreign banks and foreign branches of U.S. banks will not exceed 20% and 25%, respectively, of each Fund's total assets at the time of purchase.

            Commercial paper is a short-term debt obligation with a maturity ranging from 1 to 270 days issued by banks, corporations and other borrowers.  Investments by a Fund in commercial paper and similar corporate obligations will consist of issues that are rated within the highest rating category by one or more Rating Agencies at the time of purchase and unrated paper determined by the Adviser at the time of purchase to be of comparable quality.

Each Fund may invest in short-term funding agreements.  A funding agreement is a contract between an issuer and a purchaser that obligates the issuer to pay a guaranteed rate of interest on a principal sum deposited by the purchaser.  Funding agreements will also guarantee the return of principal and may guarantee a stream of payments over time.  A funding agreement may have either a fixed rate or variable interest rate that is based on an index and guaranteed for a set time period.  The Funds intend to invest only in funding agreements that have a put feature which may be exercised on seven days' notice.

            For the Westcore Colorado Tax-Exempt Fund, investments in money market instruments, together with investments in other instruments (such as U.S. Government obligations and repurchase agreements) that are subject to federal income tax, will not exceed 20% of the total net assets of the Fund, plus any borrowings for investment purposes, except when made for temporary defensive purposes.  The Westcore Colorado Tax-Exempt Fund may also hold uninvested cash reserves which do not earn income pending investment or during temporary defensive periods, such as when, in the sole opinion of its Adviser, suitable tax-exempt obligations are unavailable.  In such circumstances, there is no percentage limitation on the amount of assets that may be held uninvested by the Westcore Colorado Tax-Exempt Fund.

Variable and Floating Rate Instruments (Westcore Bond Funds)

These Funds may purchase variable and floating rate demand instruments, including variable amount master demand notes, issued by corporations, industrial development authorities and governmental entities.  The Adviser will consider the earning power, cash flows and other liquidity ratios of the issuers and guarantors of such obligations and, if the obligation is subject to a demand feature, will monitor the issuer's financial ability to meet payment on demand.

Variable and floating rate demand instruments acquired by a Fund may include participations in Tax-Exempt Obligations purchased from and owned by financial institutions, primarily banks.  Participation interests provide a Fund with a specified undivided interest (up to 100%) in the underlying obligation and the right to demand payment of the unpaid principal balance plus accrued interest on the participation interest from the institution upon a specified number of days' notice, not to exceed thirty days.  Each participation interest is backed by an irrevocable letter of credit or guarantee of a bank that the Adviser has determined meets the prescribed quality standards for the Fund.  The bank typically retains fees out of the interest paid on the obligation for servicing the obligation, providing the letter of credit and issuing the repurchase commitment.

While there may be no active secondary market with respect to a particular variable or floating rate instrument purchased by the Funds, the Funds may, from time to time as specified in the instrument, demand payment in full of the principal or may resell the instrument to a third party.  The absence of an active secondary market, however, could make it difficult for a Fund to dispose of an instrument if the issuer defaulted on its payment obligation or during periods that the Fund is not entitled to exercise its demand rights, and the Fund could, for these or other reasons, suffer a loss.  Variable and floating rate instruments with no active secondary market will be included in the calculation of a Fund's illiquid assets.  See "Restricted Securities."

Repurchase Agreements (All Westcore Funds)

In a repurchase agreement, a Fund agrees to purchase portfolio securities subject to the seller's agreement to repurchase them at a mutually agreed upon date and price.

A Fund will enter into repurchase agreements only with financial institutions deemed to be creditworthy by the Adviser.  During the term of any repurchase agreement, the Adviser will monitor the creditworthiness of the seller and the seller must maintain the value of the securities subject to the agreement and held by the Fund as collateral at 101% of the repurchase price.

Although the securities subject to repurchase agreements may bear maturities exceeding 13 months, each Fund does not presently intend to enter into repurchase agreements with deemed maturities in excess of seven days after notice by the Fund.  If in the future a Fund were to enter into repurchase agreements with deemed maturities in excess of seven days, the Fund would do so only if such investment, together with other illiquid securities, did not exceed 15% of the value of the Fund's net assets.

The repurchase price under repurchase agreements entered into by a Fund generally equals the price paid by the Fund plus interest negotiated on the basis of current short-term rates (which may be more or less than the rate on the securities underlying the repurchase agreement).  Securities subject to repurchase agreements are held by the Funds' custodian or in the Federal Reserve/Treasury book-entry system.

Reverse Repurchase Agreements (All Westcore Funds)

Each Fund may borrow for temporary purposes by entering into reverse repurchase agreements.  Under these agreements, a Fund sells portfolio securities to financial institutions and agrees to buy them back later at an agreed upon time and price.

When a Fund enters into a reverse repurchase agreement, it maintains in a separate custodial account cash, U.S. Government obligations or other liquid high-grade debt obligations that have a value at least equal to the repurchase price.

Reverse repurchase agreements involve the risk of counterparty default and possible loss of collateral held by the counterparty. In addition, the value of portfolio securities a Fund sells may decline below the price it must pay when the transaction closes.  Reverse Repurchase Agreements also involve leveraging.  If the securities held by the Funds decline in value while these transactions are outstanding, the net asset value of the Funds' outstanding shares will decline in value by proportionately more than the decline in value of the securities.

As reverse repurchase agreements are deemed to be borrowings by the SEC, each Fund is required to maintain continuous asset coverage of 300%.  Should the value of a Fund's assets decline below 300% of borrowings, a Fund may be required to sell portfolio securities within three days to reduce the Fund's debt and restore 300% asset coverage.

Lower-Rated Securities (All Westcore Funds other than the Colorado Tax-Exempt Fund)

Investments in issuers of securities rated below investment grade (commonly known as "junk bonds") are considered to be more speculative than securities rated investment grade and higher.  Risk of loss upon default by the borrower is significantly greater because lower-rated securities are generally unsecured and are often subordinated to other creditors of the issuer, and because the issuers frequently have high levels of indebtedness and are more sensitive to adverse economic conditions, such as recessions, individual corporate developments and increasing interest rates, than are investment grade issuers.  As a result, the market price of such securities, and the net asset value of a Fund's shares, may be particularly volatile.  There are particular risks associated with these securities, including:  (a) the relative youth and growth of the market; (b) their greater sensitivity to interest rate and economic changes, which could negatively affect their value and the ability of issuers to make principal and interest payments; (c) the relatively low trading market liquidity for the securities, which may adversely affect the price at which they could be sold; (d) a greater risk of default or price changes because of changes in the issuer's creditworthiness; (e) the adverse impact that legislation restricting lower-rated securities may have on their market; (f) the operation of mandatory sinking fund or call/redemption provisions during periods of declining interest rates whereby the Fund may be required to reinvest premature redemption proceeds in lower yielding portfolio securities; and (g) the creditworthiness of issuers of such securities.  During an economic downturn or substantial period of rising interest rates, highly leveraged issuers may experience financial stress that would adversely affect their ability to service their principal and interest obligations, to meet projected business goals and to obtain additional financing.  An economic downturn could also disrupt the market for lower-rated bonds generally and adversely affect the value of outstanding bonds and the ability of issuers to repay principal and interest.  If the issuer of a lower-rated debt obligation held by the Fund defaulted, the Fund could incur additional expenses to seek recovery. Consequently, the market price of these securities may be quite volatile and may result in wider fluctuations in a Fund's net asset value per share.

In certain circumstances it may be difficult to determine a lower-rated security's fair value due to a lack of reliable objective information.  This may occur where there is no established secondary market for the security or the security is thinly traded.  As a result, a Fund's valuation of such a security and the price it is actually able to obtain when it sells the security could differ.

Adverse publicity and investor perceptions, whether or not based on fundamental analysis, may adversely affect the value and liquidity of lower-rated securities held by the Funds, especially in a thinly-traded market.  Illiquid or restricted securities held by the Funds may involve special registration responsibilities, liabilities, costs and valuation difficulties.

The ratings of Rating Agencies evaluate the safety of a lower-rated security's principal and interest payments, but do not address market value risk.  Because the ratings of the Rating Agencies may not always reflect current conditions and events, the Adviser continuously monitors the issuers of lower-rated securities held in a Fund's portfolio for their ability to make required principal and interest payments.  If a security undergoes a rating revision, the Fund involved may continue to hold the security if the Adviser decides this is appropriate.

Master Limited Partnerships (All Westcore Funds other than the Colorado Tax-Exempt Fund)

            A master limited partnership is a limited partnership in which the ownership units are publicly traded. Master limited partnership units are registered with the SEC and are freely traded on a securities exchange or in the over-the-counter market. Master limited partnerships often own several properties or businesses (or own interests) that are related to real estate development and oil and gas industries, but they also may finance motion pictures, research and development and other projects. Generally, a master limited partnership is operated under the supervision of one or more managing general partners. Limited partners are not involved in the day-to-day management of the partnership.

            The risks of investing in a master limited partnership are generally those involved in investing in a partnership as opposed to a corporation. For example, state law governing partnerships is often less restrictive than state law governing corporations. Accordingly, there may be fewer protections afforded investors in a master limited partnership than investors in a corporation. Additional risks involved with investing in a master limited partnership are risks associated with the specific industry or industries in which the partnership invests, such as the risks of investing in real estate, or oil and gas industries.

Securities Lending (All Westcore Funds other than the Colorado Tax-Exempt Fund)

Each of these Funds may lend its portfolio securities to institutional investors as a means of earning additional income.  Such loans must be continuously secured by certain liquid, high-grade collateral equal at all times to at least the market value of the securities loaned.  Securities loans will be made only to borrowers deemed by the Adviser to present minimal credit risks and when, in its judgment, the income to be earned from the loan justifies the possible risks.

When a Fund lends its securities, it continues to receive interest or dividends on the securities loaned and may simultaneously earn interest on the collateral received from the borrower or from the investment of cash collateral in readily marketable, high-quality, short-term obligations.  Cash collateral also may be invested in privately-placed interests in a trust or other entity, which may be affiliated, that invests solely in the instruments permitted for investment of cash collateral.  Such investments are further described under the caption "Securities Issued by Other Investment Companies; Other Entities Investing in Money Market Instruments."  Although voting rights, or rights to consent, attendant to securities on loan pass to the borrower, these loans may be called at any time, including if a material event affecting the investment were to occur.

Collateral for such securities loans may include cash, securities of the U.S. Government, its agencies or instrumentalities or an irrevocable letter of credit issued by a bank that meets the investment standards of a Fund and whose securities are eligible for purchase under the objectives, policies and limitations of the Fund.

Restricted Securities (All Westcore Funds)

No Fund will knowingly invest more than 15% of the value of its net assets in securities that are illiquid.  Illiquid securities include repurchase agreements, securities loans and time deposits that are not terminable within seven days, certain municipal leases and certain securities that are not registered under the securities laws.  Securities that are not registered under the Securities Act of 1933, as amended, but that may be purchased by institutional buyers under Rule 144A are subject to this limitation unless the Adviser under the supervision of the Board determines that a liquid trading market exists.  However, there can be no assurance that a liquid market will exist for any security at a particular time.

In addition, the purchase of such securities could have the effect of increasing the level of illiquidity of the Funds during periods that qualified institutional buyers become uninterested in purchasing these restricted securities.

Rule 144A allows for a broader institutional trading market for securities otherwise subject to restriction on resale to the general public.  Rule 144A establishes a "safe harbor" from the registration requirements of the Securities Act of 1933, as amended, for resales of certain securities to qualified institutional buyers.

The Adviser monitors the liquidity of restricted securities in each of the Funds' portfolios under the supervision of the Board.  In reaching liquidity decisions, the Adviser may consider the following factors, although such factors may not be determinative: (a) the unregistered nature of a 144A security; (b) the frequency of trades and quotes for the 144A security; (c) the number of dealers willing to purchase or sell the 144A security and the number of other potential purchasers; (d) dealer undertakings to make a market in the 144A security; (e) the nature of the 144A security and the nature of the marketplace trades (e.g., the time needed to dispose of the 144A security, the method of soliciting offers and the mechanics of the transfer); and (f) the trading markets for the 144A security.

Rights Offerings and Warrants to Purchase (All Westcore Funds)

These Funds may participate in rights offerings and may purchase warrants.  These instruments are privileges enabling the owners to subscribe to and purchase a specified number of shares of the issuing corporation at a specified price during a specified period of time. Subscription rights normally have a short life span to expiration.  The purchase of rights or warrants involves the risk that the Fund involved could lose the purchase value of a right or warrant if the right to subscribe to additional shares is not exercised prior to the expiration of the rights and warrants.  Also, the purchase of rights or warrants involves the risk that the effective price paid for them, when added to the subscription price of the related security, may exceed the value of the subscribed security's market price.  This could occur when there is no movement in the level of the underlying security.

Asset-Backed Securities (Westcore Bond Funds, other than the Westcore Colorado Tax-Exempt Fund)

These Funds may purchase asset-backed securities, which are securities backed by installment sale contracts, credit card receivables or other assets. Asset-backed securities are issued by either governmental or non-governmental entities that represent a participation in, or are secured by and payable from, a stream of payments generated by particular assets, most often a pool of assets similar to one another.  Primarily, these securities do not have the benefit of the same security interest in the underlying collateral.  Payment on asset-backed securities of private issues is typically supported by some form of credit enhancement, such as a letter of credit, surety bond, limited guaranty, subordination, overcollateralization or a reserve account.  Assets generating such payments will consist of such instruments as motor vehicle installment purchase obligations and credit card receivables.  Credit card receivables are generally unsecured and the debtors are entitled to the protection of a number of state and federal consumer laws, many of which have given debtors the right to set off certain amounts owed on the credit cards, thereby reducing the balance due.  The Funds may also invest in other types of asset-backed securities that may be available in the future.

The calculation of the average weighted maturity of asset-backed securities is based on estimates of average life.

Asset-backed securities are generally issued as pass-through certificates, which represent undivided fractional ownership interests in an underlying pool of assets, or as debt instruments, which are also known as collateralized obligations, and are generally issued as the debt of a special purpose entity organized solely for the purpose of owning such assets and issuing such debt.  Asset-backed securities are often backed by a pool of assets representing the obligations of a number of different parties.  Payments of both interest and principal on the securities are typically made monthly, thus in effect "passing through" monthly payments made by the individual borrowers on the assets that underlie the securities, net of any fees paid to the issuer or guarantor of the securities.

Asset-backed securities are considered an industry for industry concentration purposes.

In general, the collateral supporting asset-backed securities is of shorter maturity than mortgage-related securities.  Like other fixed-income securities, when interest rates rise the value of an asset-backed security generally will decline; however, when interest rates decline, the value of an asset-backed security with prepayment features may not increase as much as that of other fixed-income securities.

Mortgage-Related Securities (Westcore Bond Funds, other than the Westcore Colorado Tax-Exempt Fund)

Mortgage Backed Securities Generally.  Mortgage backed securities held by the Bond Funds represent an ownership interest in a pool of residential mortgage loans.  These securities are designed to provide monthly payments of interest and principal to the investor.  The mortgagor's monthly payments to his lending institution are "passed-through" to an investor such as the Funds.  Most issuers or poolers provide guarantees of payments, regardless of whether or not the mortgagor actually makes the payment.  The guarantees made by issuers or poolers are supported by various forms of credit, collateral, guarantees or insurance, including individual loan, title, pool and hazard insurance purchased by the issuers or poolers so that they can meet their obligations under the policies.  Mortgage backed securities issued by private issuers or poolers, whether or not such securities are subject to guarantees, may entail greater risk than securities directly or indirectly guaranteed by the U.S. Government.

Interests in pools of mortgage backed securities differ from other forms of debt securities, which normally provide for periodic payment of interest in fixed amounts with principal payments at maturity or specified call dates.  Instead, these securities provide a monthly payment which consists of both interest and principal payments.  In effect, these payments are a "pass-through" of the monthly payments made by the individual borrowers on their residential mortgage loans, net of any fees paid.  Additional payments are caused by repayments resulting from the sale of the underlying residential property, refinancing or foreclosure net of fees or costs which may be incurred.  Some mortgage backed securities are described as "modified pass-through."  These securities entitle the holders to receive all interest and principal payments owed on the mortgages in the pool, net of certain fees, regardless of whether or not the mortgagors actually make the payments.

The Funds may purchase mortgage-related securities that are secured by entities such as Government National Mortgage Association ("GNMA"), Fannie Mae, Freddie Mac, commercial banks, trusts, financial companies, finance subsidiaries of industrial companies, savings and loan associations, mortgage banks and investment banks.

There are a number of important differences among the agencies and instrumentalities of the U.S. Government that issue mortgage-related securities and among the securities that they issue.  Mortgage-related securities include GNMA Mortgage Pass-Through Certificates (also known as "Ginnie Maes") that are guaranteed as to the timely payment of principal and interest by GNMA and such guarantee is backed by the full faith and credit of the United States.  GNMA is a wholly-owned U.S. Government corporation within the Department of Housing and Urban Development.  GNMA certificates also are supported by the authority of GNMA to borrow funds from the U.S. Treasury to make payments under its guarantee.  Mortgage-related securities also include Fannie Mae guaranteed Mortgage Pass-Through Certificates which are solely the obligations of Fannie Mae, are not backed by or entitled to the full faith and credit of the United States and are supported by the right of the issuer to borrow from the Treasury.  Fannie Mae is a government-sponsored organization owned entirely by private stockholders.  Fannie Mae guaranteed Mortgage Pass-Through Certificates are guaranteed as to timely payment of principal and interest by Fannie Mae.  Mortgage-related securities include Freddie Mac Mortgage Participation Certificates (also known as "PCs").  Freddie Mac is a corporate instrumentality of the United States, created pursuant to an Act of Congress, which is owned entirely by private stockholders.  Freddie Mac PCs are not guaranteed and do not constitute a debt or obligation of the United States or of any Federal Home Loan Bank.  Freddie Mac PCs entitle the holder to timely payment of interest, which is guaranteed by the Freddie Mac.  Freddie Mac guarantees either ultimate collection or timely payment of all principal payments on the underlying mortgage loans.  When Freddie Mac does not guarantee timely payment of principal, Freddie Mac may remit the amount due on account of its guarantee of ultimate payment of principal at any time after default on an underlying mortgage, but in no event later than one year after it becomes payable.

Underlying Mortgages.  Pools consist of whole mortgage loans or participations in loans.  The majority of these loans are made to purchasers of one to four family homes.  The terms and characteristics of the mortgage instruments are generally uniform within a pool but may vary among pools.  For example, in addition to fixed-rate, fixed-term mortgages, the Bond Funds may purchase pools of variable rate mortgages ("VRM"), growing equity mortgages ("GEM"), graduated payment mortgages ("GPM") and other types where the principal and interest payment procedures vary.  VRMs are mortgages that reset the mortgage's interest rate periodically with changes in open market interest rates.  To the extent that a Fund is actually invested in VRMs, its interest income will vary with changes in the applicable interest rate on pools of VRMs.  GPM and GEM pools maintain constant interest rates, with varying levels of principal repayment over the life of the mortgage.  These different interest and principal payment procedures should not impact the Funds' net asset value since the prices at which these securities are valued will reflect the payment procedures.

All poolers apply standards for qualification to local lending institutions that originate mortgages for the pools.  Poolers also establish credit standards and underwriting criteria for individual mortgages included in the pools.  In addition, some mortgages included in pools are insured through private mortgage insurance companies.

Each Fund may invest in multiple class pass-through securities, including CMOs and Real Estate Mortgage Investment Conduits ("REMICs") Certificates.  These multiple class securities may be issued or guaranteed by U.S. Government agencies or instrumentalities, including GNMA, Fannie Mae and Freddie Mac, or issued by trusts formed by private originators of, or investors in, mortgage loans.  In general, CMOs and REMICs are debt obligations of a legal entity that are collateralized by, and multiple class pass-through securities represent direct ownership interests in, a pool of residential mortgage loans or mortgage pass-through securities (the "Mortgage Assets"), the payments on which are used to make payments on the CMOs or multiple pass-through securities.  Investors may purchase beneficial interests in REMICs, which are known as "regular" interests or "residual" interests, which in general are junior and more volatile than regular interests.  Pools created by non-governmental issuers generally offer a higher rate of interest than government and government-related pools because there are no direct or indirect government guarantees of payments in the former pools.  However, timely payment of interest and principal of these pools is supported by various forms of insurance or guarantees, including individual loan, title, pool and hazard insurance purchased by the issuer.  The insurance and guarantees are issued by governmental entities, private insurers and the mortgage poolers.  There can be no assurance that the private insurers or mortgage poolers can meet their obligations under the policies.

Although certain mortgage-related securities are guaranteed by a third party or are otherwise similarly secured, the market value of the security, which may fluctuate, is not so secured.  If a Fund purchases a mortgage-related security at a premium, that amount may be lost if there is a decline in the market value of the security whether resulting from increases in interest rates or prepayment of the underlying mortgage collateral.  As with other interest-bearing securities, the prices of such securities are inversely affected by changes in interest rates.  However, though the value of a mortgage-related security may decline when interest rates rise, the converse is not necessarily true because mortgages underlying securities are prone to prepayment in periods of declining interest rates.  For this and other reasons, a mortgage-related security's maturity may be shortened by unscheduled prepayments on underlying mortgages and, therefore, it is not possible to accurately predict the security's return to a Fund.  Mortgage-related securities provide regular payments consisting of interest and principal.  No assurance can be given as to the return a Fund will receive when these amounts are reinvested.  The compounding effect from reinvestment of monthly payments received by the Funds will increase their respective yields to shareholders, compared to bonds that pay interest semi-annually.

CMOs may involve additional risks other than those found in other types of mortgage-related obligations.  During periods of rising interest rates, CMOs may lose their liquidity as CMO market makers may choose not to repurchase, or may offer prices, based on current market conditions, that are unacceptable to a Fund based on the Fund's analysis of the market value of the security.

As new types of mortgage-backed securities are developed and offered in the market, the Trust may consider making investments in such new types of securities.

Options (All Westcore Funds, other than the Westcore Colorado Tax-Exempt Fund)

Each Fund, other than the Westcore Colorado Tax-Exempt Fund, may purchase put and call options and may write covered call and secured put options issued by the Options Clearing Corporation that are traded over-the-counter or are listed on a national securities exchange.  Such options may relate to particular securities or to various stock or bond indexes, except that a Fund may not write covered call options on an index.

A put option gives the buyer the right to sell, and the writer the obligation to buy, the underlying security at the stated exercise price at any time prior to the expiration date of the option.  Writing a secured put option means that a Fund maintains in a segregated account with its custodian cash or U.S. Government securities in an amount not less than the exercise price of the option at all times during the option period.  A call option gives the buyer the right to buy the underlying security at the stated exercise price at any time prior to the expiration of the option.  Writing a covered call option means that a Fund owns or has the right to acquire the underlying security, subject to call at the stated exercise price at all times during the option period.  Options involving securities indices provide the holder with the right to make or receive a cash settlement upon exercise of the option based on movements in the index.  Options purchased by a Fund will not exceed 5% of its net assets and options written by a Fund will not exceed 25% of its net assets.

A Fund may also invest in index futures contracts and options on index futures contracts for hedging purposes.  A Fund may not purchase options or purchase or sell futures contracts or options on futures contracts unless immediately after any such transaction the aggregate amount of premiums paid for put options and the amount of margin deposits on its existing futures positions do not exceed 5% of its total assets.  Purchasing options is a specialized investment technique that may entail the risk of a complete loss of the amounts paid as premiums to the writer of the option.

In order to close out call or put option positions, the Fund will be required to enter into a "closing purchase transaction" -- the purchase of a call or put option (depending upon the position being closed out) on the same security with the same exercise price and expiration date as the option that it previously wrote.  When a portfolio security subject to a call option is sold, a Fund will effect a closing purchase transaction to close out any existing call option on that security.  If a Fund is unable to effect a closing purchase transaction, it will not be able to sell the underlying security until the option expires or a Fund delivers the underlying security upon exercise.

By writing a covered call option, a Fund forgoes the opportunity to profit from an increase in the market price of the underlying security above the exercise price except insofar as the premium represents a profit.  In addition, a Fund is not able to sell the underlying security until the option expires or is exercised or the Fund effects a closing purchase transaction by purchasing an option of the same series.  If a Fund writes a secured put option, it assumes the risk of loss should the market value of the underlying security decline below the exercise price of the option.  The use of covered call and secured put options will not be a primary investment technique of a Fund.  If the Adviser is incorrect in its forecast for the underlying security or other factors when writing options, a Fund would be in a worse position than it would have been had the options not been written.

In contrast to an option on a particular security, an option on an index provides the holder with the right to make or receive a cash settlement upon exercise of the option.  The amount of this settlement will be equal to the difference between the closing price of the index at the time of exercise and the exercise price of the option expressed in dollars, times a specified multiple.

When a Fund purchases a put or call option, the premium paid by it is recorded as an asset of the Fund.  When a Fund writes an option, an amount equal to the net premium (the premium less the commission) received by the Fund is included in the liability section of the Fund's statement of assets and liabilities as a deferred credit.  The amount of this asset or deferred credit will be subsequently marked-to-market to reflect the current value of the option purchased or written.  The current value of the traded option is the last sale price or, in the absence of a sale, the average of the closing bid and asked prices.  If an option purchased by a Fund expires unexercised, the Fund realizes a loss equal to the premium paid.  If a Fund enters into a closing sale transaction on an option purchased by it, the Fund will realize a gain if the premium received by the Fund on the closing transaction is more than the premium paid to purchase the option, or a loss if it is less.  If an option written by a Fund expires on the stipulated expiration date or if a Fund enters into a closing purchase transaction, it will realize a gain (or loss if the cost of a closing purchase transaction exceeds the net premium received when the option is sold) and the deferred credit related to such option will be eliminated.  If an option written by a Fund is exercised, the proceeds of the sale will be increased by the net premium originally received and the Fund will realize a gain or loss.  Options with no active secondary market will be included in the calculation of a Fund's illiquid assets.

There are several risks associated with transactions in options on securities.  For example, there are significant differences between the securities and options markets which could result in an imperfect correlation between the markets, causing a given transaction not to achieve its objectives.  In addition, a liquid secondary market for particular options, whether traded over-the-counter or on a national securities exchange ("National Securities Exchange") may be absent for reasons that include the following:  there may be insufficient trading interest in certain options; restrictions may be imposed by a National Securities Exchange on opening transactions, closing transactions or both; trading halts, suspensions or other restrictions may be imposed with respect to particular classes or series of options or underlying securities; unusual or unforeseen circumstances may interrupt normal operations on a National Securities Exchange; the facilities of a National Securities Exchange or the Options Clearing Corporation may not at all times be adequate to handle current trading volume; or one or more National Securities Exchanges could, for economic or other reasons, decide or be compelled at some future date to discontinue the trading of options (or a particular class or series of options), in which event the secondary market on that National Securities Exchange (or in that class or series of options) would cease to exist, although outstanding options that had been issued by the Options Clearing Corporation as a result of trades on that National Securities Exchange would continue to be exercisable in accordance with their terms.  A Fund will likely be unable to control losses by closing its position where a liquid secondary market does not exist.  Moreover, regardless of how much the market price of the underlying security increases or decreases, the option buyer's risk is limited to the amount of the original investment for the purchase of the option.  However, options may be more volatile than their underlying securities, and therefore, on a percentage basis, an investment in options may be subject to greater fluctuation than an investment in the underlying securities.

A decision as to whether, when and how to use options involves the exercise of skill and judgment, and even a well-conceived transaction may be unsuccessful to some degree because of market behavior or unexpected events.

Futures and Related Options (All Westcore Funds, other than the Westcore Colorado Tax-Exempt Fund)

These Funds may invest to limited extent in futures contracts and options on futures contracts in order to reduce their exposure to movements of security prices pending investment, for hedging purposes or to maintain liquidity.  Futures contracts obligate a Fund, at maturity, to take or make delivery of certain securities or the cash value of a contract or securities index.  Each Fund may also purchase and sell call and put options on futures contracts traded on an exchange or board of trade.

In accordance with regulations of the Commodity Futures Trading Commission, a Fund's commodities transactions must constitute bona fide hedging or other permissible transactions.  In addition, a Fund may not engage in commodities transactions if the sum of the amount of initial margin deposits and premiums paid for related options, other than for bona fide hedging transactions, would exceed 5% of its assets (after certain adjustments) (except as may be otherwise permitted under applicable regulations).  In connection with a position in a futures contract or related option, a Fund will create a segregated account of liquid high-grade assets or will otherwise cover its position in accordance with SEC requirements.

Options trading and futures transactions are highly specialized activities and carry greater than ordinary investment risks.  The primary risks associated with the use of futures contracts are:  (1) options and futures may fail as hedging techniques when the price movements of the securities underlying them do not follow the price movements of the portfolio securities subject to the hedge; (2) a Fund will likely be unable to control losses by closing its position in these investments where a liquid secondary market does not exist; (3) losses from investing in futures transactions because of unanticipated market movements are potentially unlimited; and (4) gains and losses on investments in options and futures depend on the Adviser's ability to correctly predict the direction of securities prices, interest rates and other economic factors.

For a detailed description of futures contracts and related options, see Appendix B to this SAI.

Foreign Securities (All Westcore Funds, other than the Westcore Colorado Tax-Exempt Fund)

Each Fund may invest in foreign securities. There are risks and costs involved in investing in securities of foreign issuers (including foreign governments), which are in addition to the usual risks inherent in U.S. investments.  Investments in foreign securities may involve higher costs than investments in U.S. securities, including higher transaction costs as well as the imposition of additional taxes by foreign governments.  Foreign investments may involve further risks associated with the level of currency exchange rates, less complete financial information about the issuer, less market liquidity and political instability.  Future political and economic developments, the possible imposition of withholding taxes on dividend or interest income, the possible seizure or nationalization of foreign holdings, the possible establishment of exchange controls or the adoption of other governmental restrictions might adversely affect the payment of principal and interest on foreign obligations.  Moreover, foreign banks and foreign branches of domestic banks may be subject to less stringent reserve requirements and to different accounting, auditing and recordkeeping requirements.

Investments in foreign securities may be in the form of sponsored and unsponsored American Depository Receipts ("ADRs"), European Depository Receipts ("EDRs") and similar securities.  These securities may not be denominated in the same currency as the securities they represent.  ADRs are receipts typically issued by a United States bank or trust company.  Unsponsored ADRs may be created without the participation of the foreign issuer.  Holders of these ADRs generally bear all of the costs of the ADR facility, whereas foreign issuers typically bear certain costs in a sponsored facility.  The bank or trust company depositary of an unsponsored ADR may be under no obligation to distribute shareholder communications received from the foreign issuer or to pass through voting rights.  EDRs are receipts issued by a European financial institution evidencing ownership of the underlying foreign securities.  Up to 25% of the MIDCO Growth, Growth, Blue Chip, Mid-Cap Value, Select, Small-Cap Opportunity, Small-Cap Value, Plus Bond and Flexible Income Funds' assets may be invested in foreign securities, either directly (if the company is listed on a U.S. exchange) or indirectly through ADRs.

Developing countries may impose restrictions on a Fund's ability to repatriate investment income or capital.  Even if there is no outright restriction on repatriation of investment income or capital, the mechanics of repatriation may affect certain aspects of the operations of a Fund.

Some of the currencies in emerging markets have experienced devaluations relative to the U.S. dollar, and major adjustments have been made periodically in certain of such currencies.  Certain developing countries face serious exchange constraints.

There also may be less publicly available information about foreign issuers and securities than domestic issuers and securities, and foreign issuers generally are not subject to accounting, auditing and financial reporting standards, requirements and practices comparable to those applicable to domestic issuers.  Also, there is generally less government supervision and regulation of exchanges, brokers, financial institutions, custodians, and issuers in foreign countries than there is in the U.S.  Foreign financial markets typically have substantially less volume than U.S. markets.  Foreign markets also have different clearance and settlement procedures and, in certain markets, delays or other factors could make it difficult to effect transactions, potentially causing the Portfolio to experience losses or miss investment opportunities.

Lastly, governments of some developing countries exercise substantial influence over many aspects of the private sector.  In some countries, the government owns or controls many companies, including the largest in the country.  As such, government actions in the future could have a significant impact on economic conditions in developing countries in these regions, which could affect private sector companies, a Fund and the value of its securities.  Furthermore, certain developing countries are among the largest debtors to commercial banks and foreign governments.  Trading in debt obligations issued or guaranteed by such governments or their agencies and instrumentalities involves a high degree of risk.

Foreign Currency Exchange Transactions (All Westcore Funds, other than the Westcore Colorado Tax-Exempt Fund)

These Funds may buy and sell securities and receive amounts denominated in currencies other than the U.S. dollar, and may enter into currency exchange transactions from time to time.  A Fund will purchase foreign currencies on a "spot" or cash basis at the prevailing rate in the foreign currency exchange market or enter into forward foreign currency exchange contracts.  Under a forward currency exchange contract, the Fund would agree with a financial institution to purchase or sell a stated amount of a foreign currency at a specified price, with delivery to take place at a specified date in the future.  Forward currency exchange contracts establish an exchange rate at a future date and are transferable in the interbank market conducted directly between currency traders (usually large commercial banks) and their customers.  These contracts generally have no deposit requirement and are traded at a net price without commission.  Neither spot transactions nor forward foreign currency exchange contracts eliminate fluctuations in the prices of a Fund's portfolio securities or in foreign exchange rates or prevent loss if the prices of these securities should decline.  In addition, because there is a risk of loss to a Fund if the other party does not complete the transaction, these contracts will be entered into only with parties approved by the Board.

Forward foreign currency exchange contracts allow a Fund to hedge the currency risk of portfolio securities denominated in a foreign currency.  This technique permits the assessment of the merits of a security to be considered separately from the currency risk.  It is thereby possible to focus on the opportunities presented by the security apart from the currency risk.  Although these contracts are of short duration, generally between one and twelve months, they frequently are rolled over in a manner consistent with a more long-term currency decision.  Although foreign currency hedging transactions tend to minimize the risk of loss due to a decline in the value of the hedged currency, at the same time they tend to limit any potential gain that might be realized should the value of the hedged currency increase.  The precise matching of the forward contract amounts and the value of the securities involved will not generally be possible because the future value of these securities in foreign currencies will change as a consequence of market movements in the value of those securities between the date the forward contract is entered into and the date it matures.  The projection of currency market movements is extremely difficult, and the successful execution of a hedging strategy is highly uncertain.

A Fund may maintain "short" positions in forward foreign currency exchange transactions whereby the Fund would agree to exchange currency that it currently did not own for another currency at a future date and at a specified price.  This would be done in anticipation of a decline in the value of the currency sold short relative to the other currency and not for speculative purposes.  In order to ensure that the short position is not used to achieve leverage with respect to a Fund's investments, the Fund would establish with its custodian a segregated account consisting of cash or certain liquid high-grade debt securities equal in value to the market value of the currency involved.

When-Issued Purchases and Forward Commitments (All Westcore Funds)

Each Fund may purchase or sell securities on a "when-issued" or "forward commitment" basis which involves a commitment by the Fund to purchase or sell particular securities with payment and delivery taking place at a future date.  Settlements in the ordinary course of business, which may take substantially more than three business days for non-U.S. securities, are not treated by the Funds as when-issued or forward commitment transactions, even though some of the risks described may be present in such transactions.  These transactions permit a Fund to lock in a price or yield on a security it owns or intends to purchase, regardless of future changes in interest rates.  The Fund would bear the risk, however, that the price or yield obtained in a transaction may be less favorable than the price or yield available in the market when the delivery occurs.  Because a Fund is required to hold and maintain in a segregated account until the settlement date cash, U.S. Government securities or liquid assets, in an amount sufficient to meet the purchase price, the Fund's liquidity and ability to manage its portfolio might be affected during periods in which its commitments exceed 25% of the value of its assets.  The Funds do not intend to engage in when-issued purchases and forward commitments for speculative purposes.

When a Fund agrees to purchase securities on a when-issued basis or enters into a forward commitment to purchase securities, its custodian will set aside cash or certain liquid high-grade debt obligations equal to the amount of the purchase or the commitment in a separate account.  Normally, the Adviser will instruct the custodian to set aside U.S. Government securities or liquid assets to meet this requirement.  The market value of the separate account will be monitored and in the event of a decline, the Fund will be required to place additional assets in the separate account in order to ensure that the value of the account remains equal to the amount of the Fund's commitments.  In the case of a forward commitment to sell portfolio securities, the Fund's custodian will hold the portfolio securities themselves in a segregated account while the commitment is outstanding.

The Funds will enter into these transactions only with the intention of completing them and actually purchasing or selling the securities involved.  However, if deemed advisable as a matter of investment strategy, a Fund may dispose of or renegotiate a commitment after it is entered into, and may sell securities it has committed to purchase before those securities are delivered to the Fund on the settlement date.  In these cases the Fund may realize a capital gain or loss.

When a Fund engages in when-issued and forward commitment transactions, it relies on the other party to consummate the trade.  Failure of the other party to do so may result in the Fund's incurring a loss or missing an opportunity to obtain a price considered to be advantageous.

The value of the securities underlying a when-issued or forward commitment transaction, and any subsequent fluctuations in their value, are taken into account when determining a Fund's net asset value starting on the day the Fund agrees to purchase the securities.  The Fund does not earn interest on the securities until they are paid for and delivered on the settlement date.  When a Fund makes a forward commitment to sell securities it owns, the proceeds to be received upon settlement are included in the Fund's assets, and fluctuations in the value of the underlying securities are not reflected in the Fund's net asset value as long as the commitment remains in effect.

Securities Issued by Other Investment Companies; Other Entities Investing in Money Market Instruments (All Westcore Funds)

All Funds may invest their cash balances, within the limits permitted by the 1940 Act, in other investment companies that invest in high quality, short-term debt securities that determine their net asset value per share on the amortized cost or penny-rounding method (i.e., money market funds).  The Funds may invest cash holdings in affiliated or non-affiliated money market funds as permitted under Section 12(d)(1) and the rules promulgated under that section.

In addition, all Funds except Westcore Colorado Tax-Exempt Fund may invest in other investment companies that invest in a manner consistent with the Fund's investment objective, generally through the use of exchange-traded funds ("ETFs").  Some ETFs have obtained exemptive orders permitting other investment companies, such as the Funds, to acquire their securities in excess of the limits of section 12(d)(1).

ETFs are open-end investment companies or unit investment trusts that are registered under the 1940 Act.  The shares of ETFs are listed and traded on stock exchanges at market prices.  Because ETF shares can be bought and sold like ordinary stocks throughout the day, the Funds may invest in ETFs in order to equitize cash, achieve exposure to a broad basket of securities in a single transaction, or for other reasons.

An investment in an ETF generally presents the same primary risks as an investment in a conventional fund (i.e., one that is not exchange traded) that has the same investment objectives, strategies, and policies.  The price of an ETF can fluctuate up or down, and the Funds could lose money investing in an ETF if the prices of the securities owned by the ETF go down.  In addition, ETFs are subject to the following risks that do not apply to conventional funds: (i) the market price of an ETF's shares may trade above or below their net asset value; (ii) an active trading market for an ETF's shares may not develop or be maintained; or (iii) trading of an ETF's shares may be halted if the listing exchange's officials deem such action appropriate, the shares are delisted from the exchange, or the activation of market-wide "circuit breakers" (which are tied to large decreases in stock prices) halts stock trading generally.

A pro rata portion of other investment companies' expenses will be borne by the Fund's shareholders which will result in shareholders of the Funds indirectly paying additional management and other expenses on those Fund assets invested in shares of other investment companies.  ETFs do not charge initial sales charges or redemption fees and investors pay only customary brokerage fees to buy and sell ETF shares.

Derivative Instruments (All Westcore Funds)

Each Fund may purchase certain "derivative" instruments.  Derivative instruments are instruments that derive value from the performance of underlying assets, interest or currency exchange rates, or indices, and include, but are not limited to, futures contracts, options, forward currency contracts and structured debt obligations (including CMOs and other types of asset-backed securities and various floating rate instruments, including inverse floaters).

Derivative instruments present, to varying degrees, market risk that the performance of the underlying assets, exchange rates or indices will decline; credit risk that the dealer or other counterparty to the transaction will fail to pay its obligations; volatility and leveraging risk that, if interest or exchange rates change adversely, the value of the derivative instrument will decline more rapidly than the assets, rates or indices on which it is based; liquidity risk that a Fund will be unable to sell a derivative instrument when it wants because of lack of market depth or market disruption; pricing risk that the value of a derivative instrument (such as an option) will not correlate exactly to the value of the underlying assets, rates or indices on which it is based or may be difficult to determine because of a lack of reliable objective information and an established secondary market; and operations risk that loss will occur as a result of inadequate systems and controls, human error or otherwise.  Many of these instruments are proprietary products that have been recently developed by investment banking firms, and it is uncertain how they will perform under different economic and interest rate scenarios.

Credit Default Swaps (Westcore Bond Funds, other than the Westcore Colorado Tax-Exempt Fund)

The Funds may enter into credit default swap agreements for investment purposes and to add leverage to their portfolios.  As the seller in a credit default swap contract, a Fund would be required to pay the par (or other agreed-upon) value of a referenced debt obligation to the counterparty in the event of a default by a third party, such as a U.S. or foreign corporate issuer, on the debt obligation.  In return, a Fund would receive from the counterparty a periodic stream of payments over the term of the contract provided that no event of default has occurred.  If no default occurs, a Fund would keep the stream of payments and would have no payment obligations.  As the seller, a Fund would effectively add leverage to its portfolio because, in addition to its total net assets, that Fund would be subject to investment exposure on the notional amount of the swap.

The Funds may also purchase credit default swap contracts in order to hedge against the risk of default of debt securities held in their portfolios, in which case such Fund would function as the counterparty referenced in the preceding paragraph.  This would involve the risk that the investment may expire worthless and would only generate income in the event of an actual default by the issuer of the underlying obligation (as opposed to a credit downgrade or other indication of financial instability).  It would also involve credit risk - that the seller may fail to satisfy its payment obligations to a Fund in the event of a default.

Structured Securities (Westcore Bond Funds, other than the Westcore Colorado Tax-Exempt Fund)

The Funds may invest in structured securities such as equity-linked structured notes.  Equity-linked structured notes are derivative securities that are specially designed to combine the characteristics of one or more underlying securities and their equity derivatives in a single note form.  The return and/or yield or income component may be based on the performance of the underlying equity securities, an equity index, and/or option positions.  Equity-linked structured notes are typically offered in limited transactions by financial institutions in either registered or non-registered form.  An investment in equity-linked notes creates exposure to the credit risk of the issuing financial institution, as well as to the market risk of the underlying securities.  There is no guaranteed return of principal with these securities and the appreciation potential of these securities may be limited by a maximum payment or call right.  In certain cases, equity-linked notes may be more volatile and less liquid than less complex securities or other types of fixed-income securities.  Such securities may exhibit price behavior that does not correlate with other fixed-income securities.

Indexed/structured securities are typically short- to intermediate-term debt securities whose value at maturity or interest rate is linked to currencies, interest rates, equity securities, indices, commodity prices, or other financial indicators.  Such securities may be positively or negatively indexed (e.g., their value may increase or decrease if the reference index or instrument appreciates).  Indexed/structured securities may have return characteristics similar to direct investments in the underlying instruments and may be more volatile than the underlying instruments.  A Fund bears the market risk of an investment in the underlying instruments, as well as the credit risk of the issuer.

Temporary Defensive Position

The Westcore Funds may, from time to time, take temporary defensive positions that are inconsistent with their principal investment strategies in attempting to respond to adverse market, economic, political or other conditions as follows:

The Westcore Funds may invest in short-term instruments such as U.S. government obligations, money market instruments, repurchase agreements and securities issued by other investment companies and dollar denominated debt obligations of foreign issuers including foreign corporations and governments and Tax-Exempt Obligations.  Each Fund may hold uninvested cash reserves (which would not earn income) pending investment, to meet anticipated redemption requests or during temporary defensive periods.

For purposes of their respective policies to invest, under normal circumstances, at least 80% of their respective net assets, plus any borrowings for investment purposes, in a certain type of securities (i.e., securities issued by mid-cap companies, small-cap companies, large and well-established companies, micro-cap companies or fixed income securities of varying maturities, as the case may be), the total net assets of the MIDCO Growth Fund, Blue Chip Fund, Mid-Cap Value Fund, Small-Cap Opportunity Fund, Flexible Income Fund, Plus Bond Fund and Small-Cap Value Fund will be deemed to include the amount of any borrowings for investment purposes.

The Westcore Colorado Tax-Exempt Fund may invest in short-term taxable money market instruments, securities issued by other investment companies that invest in taxable or tax-exempt money market instruments and U.S. government obligations.

Equity and Equity-Related Securities in Plus Bond and Flexible Income Funds

The Westcore Flexible Income and Plus Bond Funds may invest in obligations convertible into common or preferred stock and may acquire common or preferred stocks, warrants or other rights to buy shares.

Real Estate Investment Trusts ("REITs") (All Westcore Funds other than Westcore Colorado Tax-Exempt Fund)

            The Funds other than the Westcore Colorado Tax-Exempt Fund may invest in REITs directly and/or in debt securities issued by REITs, as further described in the Prospectus.

Investment Limitations

            The following investment limitations are "fundamental" limitations, which means a Fund may not change any of them without the approval of a majority of the holders of the Fund's outstanding shares (as defined under "Miscellaneous" below). Unless expressly stated in the Prospectus or the SAI, the other investment restrictions contained in the Prospectus or SAI are not fundamental limitations.

            No Fund may:

1.      Purchase or sell real estate, except that each Fund may purchase securities of issuers that deal in real estate and may purchase securities that are secured by interests in real estate.

2.      Purchase securities of companies for the purpose of exercising control.

3.      Acquire any other investment company or investment company security except in connection with a merger, consolidation, reorganization or acquisition of assets or where otherwise permitted by the 1940 Act.

4.      Act as an underwriter of securities within the meaning of the Securities Act of 1933, except insofar as the Fund might be deemed to be an underwriter upon disposition of portfolio securities acquired within the limitation on purchases of restricted securities and except to the extent that the purchase of obligations directly from the issuer thereof in accordance with the Fund's investment objective, policies and limitations may be deemed to be underwriting.

5.      Write or sell put options, call options, straddles, spreads, or any combination thereof, except for transactions in options on securities, futures contracts and options on futures contracts.  (This exception does not apply to the Westcore Colorado Tax-Exempt Fund.)

6.      Borrow money or issue senior securities, except that each Fund may borrow from banks and enter into reverse repurchase agreements for temporary purposes in amounts up to 10% of the value of its total assets at the time of such borrowing; or mortgage, pledge or hypothecate any assets, except in connection with any such borrowing and in amounts not in excess of the lesser of the dollar amounts borrowed or 10% of the value of a Fund's total assets at the time of such borrowing.  No Fund will purchase securities while its borrowings (including reverse repurchase agreements) in excess of 5% of its total assets are outstanding.  Securities held in escrow or separate accounts in connection with a Fund's investment practices described in this SAI or the Prospectus are not deemed to be pledged for purposes of this limitation.

For the purposes of number 3 above, the phrase "otherwise permitted by the 1940 Act"

includes investments that are permitted under Section 12(d) of the 1940 Act and any rules promulgated or exemptive orders issued in connection with that section of the 1940 Act.

None of the Westcore Equity or Westcore Bond Funds (other than the Colorado Tax Exempt Fund) may:

1.      Make loans, except that each Fund may purchase and hold debt instruments and enter into repurchase agreements in accordance with its investment objective and policies and may lend portfolio securities in an amount not exceeding 30% of its total assets.

2.      Purchase securities on margin, make short sales of securities or maintain a short position, except that (a) this investment limitation shall not apply to each Fund's transactions in futures contracts and related options, and (b) each Fund may obtain short-term credit as may be necessary for the clearance of purchases and sales of portfolio securities.

3.      Purchase or sell commodity contracts, or invest in oil, gas or mineral exploration or development programs, except that each Fund may, to the extent appropriate to its investment objective, purchase publicly traded securities of companies engaging in whole or in part in such activities, and may enter into futures contracts and related options.

4.      Purchase any securities that would cause 25% or more of the Fund's total assets at the time of purchase to be invested in the securities of one or more issuers conducting their principal business activities in the same industry, provided that (a) there is no limitation with respect to obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities; (b) wholly-owned finance companies will be considered to be in the industries of their parents if their activities are primarily related to financing the activities of the parents; and (c) utilities will be divided according to their services, for example, gas, gas transmission, electric and gas, electric and telephone will each be considered a separate industry.

For purposes of limitation No. 1 above, "total assets" includes the value of the collateral for the securities loans.  For the purposes of limitation No. 4 above as it relates to fixed income securities, the Trust currently intends to use the Bloomberg Industry Subgroups classification titles, and for the purposes of such limitation as it relates to international equity securities, the Trust currently intends to use the Factset Global Industry Classification Standard.  As it relates to domestic equity securities, the Trust currently intends to use the Standard Industrial Classification System ("SIC").

            None of the Westcore Equity or Westcore Bond Funds (other than the Colorado Tax-Exempt Fund and Select Fund) may:

            1.   Purchase securities of any one issuer (other than securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities) if, immediately after such purchase, more than 5% of the value of the Fund's total assets would be invested in the securities of such issuer, or more than 10% of the issuer's outstanding voting securities would be owned by the Fund or the Trust, except that up to 25% of the value of the Fund's total assets may be invested without regard to these limitations.

The Westcore Colorado Tax-Exempt Fund may not:

1.   Under normal circumstances, invest less than 80% of the value of its net assets, including the amount of any borrowings for investment purposes, in investments the income on which is exempt from federal income tax.  For purposes of this investment limitation, investments the interest on which is treated as a specific tax preference item under the federal alternative minimum tax are considered taxable.

2.   Under normal circumstances, invest less than 80% of the value of its net assets, including the amount of any borrowings for investment purposes, in investments the income on which is exempt from Colorado state income tax.

3    Make loans, except that the Fund may purchase and hold debt instruments and enter into repurchase agreements in accordance with its investment objective and policies.

4.   Purchase any securities, except securities issued (as defined in the preceding investment limitation) or guaranteed by the United States, any state, territory or possession of the United States, the District of Columbia or any of their authorities, agencies, instrumentalities or political sub-divisions, which would cause 25% or more of the value of the Fund's total assets at the time of purchase to be invested in the securities of issuers conducting their principal business activities in the same industry.

5.   Purchase securities on margin, make short sales of securities or maintain a short position, except that the Fund may obtain short-term credit as may be necessary for the clearance of purchases and sales of portfolio securities.

6.   Purchase or sell commodity contracts (including futures contracts) or invest in oil, gas or mineral exploration or development programs, except that the Fund may, to the extent appropriate to its investment objective, purchase publicly traded securities of companies engaging in whole or in part in such activities.

7.   Purchase securities of any one issuer if, immediately after such purchase, more than 5% of the value of the Fund's total assets would be invested in the securities of such issuer, except that (a) up to 50% of the value of the Fund's total assets may be invested without regard to this 5% limitation provided that no more than 25% of the value of the Fund's total assets are invested in the securities of any one issuer and (b) this 5% limitation does not apply to securities issued or guaranteed by the U.S. Government, its agencies, authorities, instrumentalities or political subdivisions.  For purposes of this limitation, a security is considered to be issued by the governmental entity (or entities) whose assets and revenues back the security, or, with respect to a private activity bond that is backed only by the assets and revenues of a nongovernmental user, such nongovernmental user.  In certain circumstances, the guarantor of a guaranteed security may also be considered to be an issuer in connection with such guarantee, except that a guarantee of a security shall not be deemed to be a security issued by the guarantor when the value of all securities issued and guaranteed by the guarantor, and owned by the Fund, does not exceed 10% of the value of the Fund's total assets.

Where a security is guaranteed by a governmental entity or some other facility, such as a bank guarantee or letter of credit, such a guarantee or letter of credit would be considered a separate security and would be treated as an issue of such government, other entity or bank.  Where a security is insured by bond insurance, it shall not be considered a security issued or guaranteed by the insurer; instead the issuer of such security will be determined in accordance with the principles set forth above.  The foregoing restrictions do not limit the percentage of the Fund's assets that may be invested in securities insured by any single insurer.

If a percentage limitation or other statistical requirement is met at the time a Fund makes an investment, a later change in the percentage because of a change in the value of the Fund's portfolio securities generally will not constitute a violation, except for the limits on borrowing and illiquid investments.

NET ASSET VALUE

The net asset value per share of each Fund is calculated as set forth in the Prospectus and is calculated separately from the net asset value of the other Funds.  For purposes of such calculation, "assets belonging to" a Fund consist of the consideration received upon the issuance of shares of the particular Fund together with all income, earnings, profits and proceeds derived from the investment thereof, including any proceeds from the sale, exchange, or liquidation of such investments, any funds or payments derived from any reinvestment of such proceeds, and a portion of any general assets of the Trust not belonging to a particular investment portfolio that are allocated to that Fund by the Board.  The Board may allocate such general assets in any manner it deems fair and equitable.  Each Fund is charged with the direct liabilities and expenses of that Fund and with a share of the general liabilities and expenses of the Trust.  Allocations of general assets and general liabilities and expenses of the Trust to a particular Fund will be made in accordance with generally accepted accounting principles.  Subject to the provisions of the Declaration of Trust, determinations by the Board as to the direct and allocable liabilities, and the allocable portion of any general assets, with respect to a particular Fund are conclusive.

Securities are generally valued at the close of regular trading on the New York Stock Exchange (currently 4:00 p.m. Eastern Time).

Domestic Securities (primarily Westcore Equity Funds, except Westcore International Frontier Fund)

Securities that are traded on a recognized domestic stock exchange are generally valued at the last sales price as of the valuation time on the principal stock exchange on which they are traded.  However, securities that are principally traded on the National Association of Securities Dealers Automated Quotation ("NASDAQ") exchange are generally valued at the NASDAQ Official Closing Price ("NOCP").  Unlisted securities that are traded on the domestic over-the-counter market for which last sales prices are available, are generally valued at the last sales price as of the valuation time.  In the absence of sales and NOCP, such securities are valued at the mean of the bid and asked prices. There are very limited circumstances in which Domestic Securities are expected to use fair value pricing (for example, if the exchange on which a security is principally traded closes early, if trading in a particular security was halted during the day and did not resume prior to the valuation time or when investing in restricted or private placement securities with no readily available market price).

Foreign Securities (primarily Westcore International Frontier Fund)

Securities that are traded on a foreign stock exchange (and that are not listed on a recognized domestic stock exchange or traded on the NASDAQ National Market or the domestic over-the-counter market) are generally valued at the official closing price on the principal exchange on which they are traded.  In the event that official closing prices are not available, the foreign securities are generally valued at the last sale price prior to the closing of its principal exchange.  If a security is valued in a currency other than U.S. dollars, the value will be converted to U.S. dollars using the most recent exchange rate prior to the valuation time provided by the Fund's independent pricing service. Forward foreign currency exchange contracts are generally valued based on the closing prices of the foreign currency contract rates in the London foreign exchange markets on a daily basis as provided by a reliable pricing vendor. With respect to securities that are primarily listed on foreign exchanges, the value of the Fund's portfolio securities may change on days when you will not be able to purchase or sell your shares.

Notwithstanding the foregoing, if an event has occurred after the relevant foreign market has closed but prior to the valuation time that is likely to affect materially the Fund's net asset value (i.e., a "significant event"), the security will be valued at fair value by the Adviser, using pricing procedures for the Funds that have been approved by the Board. Examples of potentially significant events that could materially impact the Fund's net asset value include, but are not limited to, company specific announcements, significant market volatility, natural disasters, armed conflicts and significant governmental actions. The primary objective of the fair value pricing with respect to foreign securities is to minimize the possibilities for time-zone arbitrage.

Fixed-income obligations (primarily Westcore Bond Funds)

Fixed-income obligations having a remaining maturity of greater than 60 days at the time of purchase generally do not have readily available market quotations. As such, the Funds employ an independent pricing service selected by the Adviser, and approved by the Board, which may provide "evaluated" prices using generally accepted pricing methodologies.  Prices obtained from the pricing service utilize both dealer-supplied valuations when available, and modeling techniques that take into account appropriate factors such as institutional size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics, and other market data.  Municipal securities are generally valued at the "evaluated" bid and all other fixed-income obligations are generally valued at the mean between the "evaluated" bid and ask prices. If the Adviser concludes that the "evaluated" price is unreliable or if the independent pricing service cannot provide a valuation for the security, the security may be valued using quotations from at least one broker-dealer selected by the Adviser or the security will be valued at fair value by the Adviser, using pricing procedures for the Funds that have been approved by the Board. Debt securities with remaining maturities of 60 days or less at the time of purchase are valued at amortized cost, which generally equals market value.

General Policies For All Westcore Funds

When market quotations are not readily available or when events occur that make established valuation methods unreliable, securities are valued at fair value by the Adviser under the supervision of the Board.  In computing net asset value, the Co-Administrators will "mark to market" the current value of a Fund's open futures contracts and options.

ADDITIONAL PURCHASE AND REDEMPTION INFORMATION

Shares in the Funds are sold on a continuous basis by ADI.

Shares of all Westcore Funds may be exchanged for shares of all other Westcore Funds.

The time at which transactions and shares are priced and the time by which orders must be received may be changed in case of an emergency or if regular trading on the New York Stock Exchange ("NYSE") is stopped at a time other than 4:00 p.m. Eastern Time.  The Trust reserves the right to reprocess purchase, redemption and exchange transactions that were initially processed at a net asset value that is subsequently adjusted, and to recover amounts from (or distribute amounts to) shareholders accordingly based on the official closing net asset value.  In addition, each Fund may compute its net asset value as of any time permitted pursuant to any exemption, order or statement of the SEC or its staff.

Each Fund may redeem shares involuntarily if it appears appropriate to do so in light of its responsibilities under the 1940 Act or to reimburse the Fund for any loss sustained by reason of the failure of a shareholder to make full payment for shares purchased by the shareholder or to collect any charge relating to a transaction effected for the benefit of a shareholder that is applicable to Fund shares as provided in the Fund's Prospectus from time to time.

The Trust has filed an election pursuant to Rule 18f-1 under the 1940 Act which provides that each portfolio of the Trust is obligated to redeem shares solely in cash up to $250,000 or 1% of such portfolio's net asset value, whichever is less, for any one shareholder within a 90-day period.  Any redemption beyond this amount may be made in proceeds other than cash.

 Shareholders who receive a redemption in kind may incur additional costs when they convert the securities or property received to cash and may receive less than the redemption value of their shares, particularly where the securities are sold prior to maturity.

On a business day when the NYSE closes early due to a partial holiday or otherwise, the Trust will advance the time at which purchase and redemption orders must be received in order to be processed on that business day.

The Trust may suspend the right of redemption or postpone the date of payment for shares for more than seven days during any period when (a) trading in the markets the Funds normally utilize is restricted, or an emergency, as determined by the rules and regulation of the SEC exists making disposal of a Fund's investments or determination of its net asset value not reasonably practicable; (b) the NYSE is closed (other than customary weekend and holiday closings); or (c) the SEC by order has permitted such suspension.

The Trust has authorized one or more brokers to receive, on behalf of the Trust, purchase and redemption orders.  Such brokers are authorized to designate other intermediaries to receive purchase and redemption orders on the Trust's behalf.  The Trust will be deemed to have received a purchase or redemption order when an authorized financial intermediary or, if applicable, a financial intermediary's authorized designee, received the order.  Customers' orders will be priced at the Fund's net asset value computed after they are received by an authorized financial intermediary or the financial intermediary's authorized designee.

Shares purchased by financial intermediaries on behalf of their customers will normally be held of record by the financial intermediaries and beneficial ownership of shares will be recorded by the financial intermediaries and reflected in the account statements provided to its customers.  Depending on the terms of the arrangement between a particular financial intermediaries and the Trust's transfer agent, confirmations of share purchases and redemptions and pertinent account statements will either be sent by the Trust's transfer agent directly to a customer with a copy to the financial intermediaries, or will be furnished directly to the customer by the financial intermediaries.  Other procedures for the purchase of shares established by financial intermediaries in connection with the requirements of their customer accounts may apply.  Customers wishing to purchase shares through their financial intermediaries should contact such entities directly for appropriate purchase instructions.

Retirement and Education Plans - All Westcore Funds

Individual Retirement Accounts.  An Individual Retirement Account ("Traditional IRA") is available under the Trust for individuals who have earned income (including earned income from self-employment) and their non-working spouses (for married couples filing jointly), who wish to use shares of the Funds as a funding medium to save for retirement.  Except for rollover contributions, an individual who has attained, or will attain, age 70½ before the end of the taxable year may only contribute to the Traditional IRA for his or her nonworking spouse who is under age 70½.  Traditional IRA contributions may be either deductible or nondeductible, depending on whether the individual and/or the individual's spouse, if any, is a participant in a qualified plan and, if the individual participates in a qualified plan, his or her income.  Earnings on amounts contributed to a Traditional IRA are not subject to federal income tax until distribution.  Distribution of an individual's Traditional IRA assets before the individual attains age 59½ will (with certain exceptions) result in an additional 10% tax on the amount of the distribution that is included in the individual's gross income.  Distributions are included in gross income, except to the extent of any nondeductible contributions.

A Roth Individual Retirement Account ("Roth IRA") is also available under the Trust for individuals who have earned income and wish to use shares of the Funds as a medium to save for retirement.  A single individual with adjusted gross income of up to $110,000 may contribute to a Roth IRA (for married couples filing jointly, the adjusted gross income limit is $160,000).  Contributions may be made after the Roth IRA owner has attained age 70½, as long as the account owner has earned income.  Contributions to a Roth IRA are not deductible.  "Qualified distributions" from a Roth IRA are not included in the taxpayer's gross income and are not subject to the additional 10% early distribution tax.  To be a qualified distribution, the distribution may not be made before the end of the five year period beginning with the first tax year for which the individual made a contribution to any Roth IRA, and the distribution must be made either on or after the individual's attainment of age 59 ½, or due to the individual's disability, death or qualified first-time homebuyer expenses.  A non-qualified distribution will be subject to federal income tax and will (with certain exceptions) result in an additional 10% tax, to the extent that it is attributable to earnings.

An individual may roll over, transfer or convert all or any portion of an existing Traditional IRA into a Roth IRA, unless either the individual's modified adjusted gross income (or the modified adjusted gross income of a married couple, filing jointly) is more than $100,000, or the individual is married and filing a separate tax return.  The balance in the individual's Traditional IRA at the time of conversion will be treated as a distribution for income tax purposes and is includible in the individual's gross income (except to the extent of any nondeductible Traditional IRA contributions).  The 10% early distribution penalty will not apply.

Except for amounts converted to a Roth IRA and rollovers, the total annual contributions to an individual's Traditional and Roth IRAs may not exceed the lesser of $4,000 (through 2007) or 100% of the individual's compensation.  Additional income-based factors may further reduce an individual's contribution limit.  An individual who has attained age 50 (or who will attain age 50 before the end of the year) may also make an annual "catch-up" contribution of up to $1,000.

The Trust also permits any employer (including self-employed individuals) to make contributions to employee Traditional IRAs, if the employer establishes a Simplified Employee Pension ("SEP") plan and/or a Salary Reduction Simplified Employee Pension ("SARSEP") plan (subject to certain requirements).  A SARSEP must have been established prior to January 1, 1997.  SEPs and SARSEPs permit discretionary employer contributions to employee Traditional IRAs (employees who have not met certain eligibility criteria may be excluded).  Employer contributions must be equal to a uniform percentage of each employee's compensation (subject to certain limits).  SARSEPs also permit employee pre-tax deferral contributions (subject to certain limits). SEP and SARSEP contributions may be made even after an individual has attained age 70½, provided that the individual is an employee.  SEP and SARSEP contributions (subject to certain limits) are deductible to the employer in the year when they are made, but are not taxable to the employee until distribution.  Distributions for SEPs and SARSEPs are subject to the distribution rules that apply to Traditional IRAs.

Education Savings Accounts.  A Coverdell Education Savings Account ("Coverdell ESA") is available under the Trust for use by individuals who wish to use shares of the Funds as a funding medium to save for a child's education.  A single individual with adjusted gross income of up to $110,000 may contribute to a Coverdell ESA for the benefit of a child who has not attained the age of 18 (for married couples filing jointly, the adjusted gross income limit is $220,000).  Contributions to all Coverdell ESAs for the benefit of a single child in any year are limited to $2,000.  Additional income-based factors may further reduce the contribution limit.  Contributions to a Coverdell ESA are not deductible.  Distributions from a Coverdell ESA for "qualified education expenses" are not subject to federal income tax.  Qualified education expenses include "qualified higher education expenses" and "qualified elementary and secondary education expenses."  Qualified higher education expenses include undergraduate or graduate education expenses such as tuition, room and board.  Qualified elementary and secondary education expenses include kindergarten through twelfth grade education expenses such as tuition, fees, tutoring, books, supplies, room and board.  A distribution that is not used for qualified education expenses will be subject to federal income tax and will (with certain exceptions) result in an additional 10% tax, to the extent that it is attributable to earnings.  Any balance remaining in a Coverdell ESA for the benefit of a child who attains age 30 must be distributed to the child (with certain exceptions), subject to the tax consequences discussed above.

The foregoing brief descriptions are not complete or definitive explanations of the Traditional or Roth IRA, SEP, SARSEP or Coverdell ESA available for investment in the Funds.  Any person who wishes to establish an IRA, SEP or Coverdell ESA may do so by contacting an Investor Service Representative at 1-800-392-CORE (2673).  The complete documents and applications will be provided to existing or prospective shareholders upon request, without obligation.  The Trust recommends that investors consult their attorneys or tax advisors to determine if the retirement and education programs described herein are appropriate for their needs.

DESCRIPTION OF SHARES

The Trust is a Massachusetts business trust.  Under the Trust's Declaration of Trust, the beneficial interest in the Trust may be divided into an unlimited number of full and fractional transferable shares.  The Amended and Restated Declaration of Trust authorizes the Board to classify or reclassify any unissued shares of the Trust into one or more additional classes by setting or changing in any one or more respects, their respective designations, preferences, conversion or other rights, voting powers, restrictions, limitations, qualifications and terms and conditions of redemption.  Pursuant to such authority, the Board has authorized the issuance of eleven outstanding classes of shares, each class representing interests in a separate investment portfolio.  The Trustees may similarly classify or reclassify any particular class of shares into one or more series.

Each share of the Trust has no par value, represents an equal proportionate interest in a Fund, and is entitled to such dividends and distributions of the income earned on the Fund's assets as are declared at the discretion of the Trustees.  Shares of the Funds have no preemptive rights and only such conversion or exchange rights as the Board may grant in its discretion.  When issued for payment as described in the Prospectus of a particular Fund, a Fund's shares will be fully paid and nonassessable by the Trust.  In the event of a liquidation or dissolution of the Trust or an individual Fund, shareholders of a particular Fund would be entitled to receive the assets available for distribution belonging to the Fund, and a proportionate distribution, based upon the relative net asset values of the Trust's respective investment portfolios, of any general assets not belonging to any particular portfolio which are available for distribution.  Shareholders of a Fund are entitled to participate in the net distributable assets of the Fund on liquidation, based on the number of shares of the Fund they hold.

Shareholders of the Funds will vote together in the aggregate and not separately on a Fund-by-Fund basis, except as otherwise required by law or when the Board determines that the matter to be voted upon affects only the interests of the shareholders of a particular Fund.  Rule 18f‑2 under the 1940 Act ("Rule") provides that any matter required to be submitted to the holders of the outstanding voting securities of an investment company such as the Trust shall not be deemed to have been effectively acted upon unless approved by the holders of a majority of the outstanding shares of each Fund affected by the matter.  A Fund is affected by a matter unless it is clear that the interests of each Fund in the matter are substantially identical or that the matter does not affect any interest of the Fund.  Under the Rule, the approval of an investment advisory agreement or any change in a fundamental investment policy would be effectively acted upon with respect to a Fund only if approved by a majority of the outstanding shares of such Fund.  However, the Rule also provides that the ratification of the appointment of the Independent Auditor, the approval of principal underwriting contracts and the election of Trustees may be effectively acted upon by shareholders of the Trust voting without regard to particular Funds.

There will normally be no meetings of shareholders for the purpose of electing Trustees unless and until such time as less than a majority of the Trustees holding office have been elected by shareholders, at which time the Trustees then in office will call a shareholders' meeting for the election of Trustees.  Shares of the Trust have noncumulative voting rights and, accordingly, the holders of more than 50% of the Trust's outstanding shares (irrespective of class) may elect all of the Trustees.  The Amended and Restated Declaration of Trust provides that meetings of the shareholders of the Trust shall be called by the Trustees upon the written request of shareholders owning at least 10% of the outstanding shares entitled to vote.  Furthermore, under the 1940 Act, the Board is required to call a meeting of shareholders for the purpose of voting upon the removal of any Trustee or Trustees when requested in writing to do so by the record holders of at least 10% of the outstanding shares.  If a shareholders' meeting is held, you will be entitled to one vote for each full share you hold and proportionate fractional votes for fractional shares you hold. Except as set forth above, the Trustees shall continue to hold office and may appoint successor Trustees.

The Amended and Restated Declaration of Trust authorizes the Board, without shareholder approval (unless otherwise required by applicable law), to:  (a) sell and convey the assets belonging to a class of shares to another management investment company for consideration which may include securities issued by the purchaser and, in connection therewith, to cause all outstanding shares of such class to be redeemed at a price that is equal to their net asset value and that may be paid in cash or by distribution of the securities or other consideration received from the sale and conveyance; (b) sell and convert the assets belonging to a class of shares into money and, in connection therewith, to cause all outstanding shares of such class to be redeemed at their net asset value; or (c) combine the assets belonging to a class of shares with the assets belonging to one or more other classes of shares if the Board reasonably determines that such combination will not have a material adverse effect on the shareholders of any class participating in such combination and, in connection therewith, to cause all outstanding shares of any such class to be redeemed or converted into shares of another class of shares at their net asset value.  However, the exercise of such authority may be subject to certain restrictions under the 1940 Act.  The Board may authorize the termination of any class of shares after the assets belonging to such class have been distributed to its shareholders.

The Trustees' decision to liquidate a portfolio may result from various factors that lead the Trustees to believe that such action would be advisable.  For example, there may be poor market conditions, the Fund may be unable to attract or retain sufficient investments or unforeseen expenses may hinder the Fund's ability to provide competitive returns.  Liquidation of a portfolio could have negative tax consequences for a shareholder.

ADDITIONAL INFORMATION CONCERNING TAXES

Each Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, and to distribute out all, or substantially all, of its income to shareholders each year, so that the Fund itself generally will be relieved of federal income and excise taxes. If a Fund were to fail to make sufficient distributions in a year, the Fund would be subject to corporate income taxes and/or excise taxes in respect of the shortfall or, if the shortfall is large enough, the Fund could be disqualified as a regulated investment company If a Fund were disqualified as a regulated investment company: (1) the Fund would be taxed at regular corporate rates without any deduction for distributions to shareholders; and (2) shareholders would be taxed as if all dividends they received were ordinary dividends, although corporate shareholders could be eligible for the dividends received deduction.

A 4% nondeductible excise tax is imposed on regulated investment companies that fail to distribute with respect to each calendar year at least 98% of their ordinary taxable income for the calendar year and at least 98% of their capital gain net income (excess of capital gains over capital losses) for the one year period ending October 31 of such calendar year and 100% of any such amounts that were not distributed in the prior year.  Each Fund intends to make sufficient distributions or deemed distributions of its ordinary taxable income and any capital gain net income prior to the end of each calendar year to avoid liability for this excise tax, but there can be no guarantee that each Fund will do so.

Dividends declared in October, November or December of any year that are payable to shareholders of record on a specified date in such months will be deemed to have been received by shareholders and paid by a Fund on December 31 of such year if such dividends are actually paid during January of the following year.

For the Colorado Tax-Exempt Fund to pay tax-exempt dividends for any taxable year, at least 50% of the aggregate value of the Fund's assets at the close of each quarter of the Fund's taxable year must consist of exempt-interest obligations.

Shares of the Colorado Tax-Exempt Fund generally would not be suitable for tax-exempt institutions and may not be suitable for retirement plans qualified under Section 401 of the Code, H.R. 10 plans and individual retirement accounts because the recognition of taxable income on the earnings of such plans and accounts is generally deferred and, therefore, not only would the shareholder not gain any current benefit from the Fund's dividends being tax-exempt, but such dividends would be ultimately taxable to the beneficiaries when distributed from the plan.  In addition, the Colorado Tax-Exempt Fund may not be an appropriate investment for entities that are "substantial users" of facilities financed by "private activity bonds" or "related persons" thereof.  "Substantial use" is defined under U.S. Treasury Regulations to include a non-exempt person who (i) regularly uses a part of such facilities in his or her trade or business and whose gross revenues derived with respect to the facilities financed by the issuance of bonds are more than 5% of the total revenues derived by all users of such facilities, (ii) occupies more than 5% of the usable area of such facilities or (iii) are persons for whom such facilities or a part thereof were specifically constructed, reconstructed or acquired.  "Related persons" include certain related natural persons, affiliated corporations, a partnership and its partners and an S corporation and its shareholders.

The tax principles applicable to transactions in financial instruments and futures contacts and options that may be engaged in by a Fund, and investments in passive foreign investment companies ("PFICs"), are complex and, in some cases, uncertain.  Such transactions and investments may cause a Fund to recognize taxable income prior to the receipt of cash, thereby requiring the Fund to liquidate other positions, or to borrow money, so as to make sufficient distributions to shareholders to avoid corporate-level tax.  Moreover, some or all of the taxable income recognized may be ordinary income or short-term capital gain, so that the distributions may be taxable to shareholders as ordinary income.  In addition, in the case of any shares of a PFIC in which a Fund invests, the Fund may be liable for corporate-level tax on any ultimate gain or distributions on the shares if the Fund fails to make an election to recognize income annually during the period of its ownership of the shares.  Such an election may result in the recognition of ordinary income or short-term capital gains, and may cause income or gains to be recognized before the corresponding receipt of cash.

The premium received by a Fund for selling a put or call option generally is not included in income at the time of receipt.  If the option expires, the premium is generally included in income of the Fund as short-term capital gain.  If the Fund enters into a closing transaction, the difference between the amount paid to close out its position and the premium received is generally short-term capital gain or loss.  If a call option written by a Fund is exercised, thereby requiring the Fund to sell the underlying security, the premium will increase the amount realized upon the sale of such security and any resulting gain or loss generally will be a capital gain or loss, and will be long-term or short-term depending upon the holding period of the security.  With respect to a put or call option that is purchased by a Fund, if the option is sold any resulting gain or loss generally will be a capital gain or loss, and will be long-term or short-term, depending upon the holding period of the option.  If the option expires, the resulting loss is a capital loss and is long-term or short-term, depending upon the holding period of the option.  If the option is exercised, the cost of the option, in the case of a call option, is added to the basis of the purchased security and in the case of a put option, reduces the amount realized on the underlying security in determining gain or loss.

Certain options, futures contracts, and forward foreign currency exchange contracts that a Fund may invest in are so-called "section 1256 contracts."  With certain exceptions, gains or losses on section 1256 contracts generally are considered 60% long-term and 40% short-term capital gains or losses ("60/40").  Section 1256 contracts held by a Fund at the end of a taxable year (and, generally, for purposes of the 4% excise tax, on October 31 of each year) are "marked-to market" with the result that unrealized gains or losses are treated as though they were realized and the resulting gain or loss is treated as 60/40 gain or loss.  Investors should consult their own tax advisers in this regard.

Generally, hedging transactions undertaken by a Fund may result in "straddles" for federal income tax purposes.  The straddle rules may affect the character of gains (or losses) realized by a Fund.  In addition, losses realized by a Fund on a position that is part of a straddle may be deferred under the straddle rules, rather than being taken into account in calculating the taxable income for the taxable year in which such losses are realized.  Because comprehensive regulations implementing the straddle rules have not been promulgated, the tax consequences to a Fund of hedging transactions are not always clear.

A Fund may make one or more of the elections available under the Code that apply to straddles.  Such elections may affect the amount, character and timing of the recognition of gains or losses from the affected straddle positions, and may operate to accelerate the recognition of gains or losses from the affected straddle positions.

The straddle rules may affect the character of gains or losses, defer losses and/or accelerate the recognition of gains or losses from the affected straddle positions.  Therefore, the amount which must be distributed to shareholders and which will be taxed to shareholders as ordinary income or long-term capital gain may be increased or decreased substantially as compared to a Fund that did not engage in such hedging transactions.  Investors should consult their own tax advisers in this regard.

Gains and losses attributable to fluctuations in exchange rates that occur between the time a Fund accrues interest, dividends or other receivables, or accrues expenses or other liabilities denominated in a foreign currency, and the time the Fund collects the U.S. dollar amounts of such receivables, or pays such liabilities, generally are treated as ordinary income or ordinary loss.  Similarly, on disposition of debt securities denominated in a foreign currency and on disposition of certain options and forward and futures contracts, gains or losses attributable to fluctuations in the value of foreign currency between the date of acquisition of the security or contract and the date of disposition also are treated as ordinary gain or loss.  These gains or losses may increase, decrease, or eliminate the amount of a Fund's investment company taxable income to be distributed to its shareholders as ordinary income.  Investors should consult their own tax advisors in this regard.

Income received by a Fund from foreign sources may be subject to foreign withholding taxes and other similar income taxes.  Although a Fund that pays foreign taxes generally may elect either to claim a foreign tax credit or to deduct foreign taxes in computing its taxable income, a Fund may have insufficient tax liability to fully utilize such a credit or deduction because a Fund's taxable income is reduced by distributions to its shareholders.  However, if more than 50% of the value of a Fund's total assets at the close of its taxable year consists of securities of foreign corporations, the Fund will be eligible to elect to "pass-through" to its shareholders the amount of such foreign taxes paid by the Fund.  If a Fund makes this election, a shareholder would be required to include in gross income (in addition to taxable dividends actually received) the shareholder's pro rata share of the foreign taxes paid by the Fund and would be entitled either to deduct a pro rata share of foreign taxes in computing the shareholder's taxable income or to use it as a foreign tax credit against the shareholder's U.S. federal income tax liability, subject to limitations.  No deduction for foreign taxes may be claimed by a shareholder who does not itemize deductions, but such a shareholder may be eligible to claim the foreign tax credit.  A shareholder's ability to claim the foreign tax credit will be subject to various complex limitations under the Code.  In addition, the foreign tax credit may offset only 90% of the alternative minimum tax imposed on corporations and individuals, and foreign taxes generally may not be deducted in computing alternative minimum taxable income of a taxpayer other than a corporation.

Long-term capital gains realized on the sale of mutual fund shares are generally taxable at a maximum federal income tax rate of 15%.  Qualifying dividend income also is taxable at a maximum federal income tax rate of 15%.  Capital gain distributions will be taxed at a maximum federal income tax rate of 15%.  Under current law, the 15% maximum rate for qualifying dividends and long-term capital gains does not apply to taxable years beginning after December 31, 2008.

The Funds will be required in certain cases to withhold and remit to the United States Treasury a percentage of the taxable dividends or gross sale proceeds paid to any shareholder who (i) has failed to provide a correct tax identification number, (ii) is subject to back-up withholding by the Internal Revenue Service for failure to properly include on his or her return payments of taxable interest or dividends, or (iii) has failed to certify to the Funds that he or she is not subject to back-up withholding when required to do so or that he or she is an "exempt recipient."  The percentage required to be withheld is currently 28%.

The foregoing discussion of federal income tax law applies only to U.S. persons (i.e., U.S. citizens and residents and U.S. corporations, partnerships, trusts and estates).  Distributions by the Funds also may be subject to state and local taxes and their treatment under state and local income tax laws may differ from federal income tax treatment.  Distributions from a Fund that are derived from interest on obligations of the U.S. Government and certain of its agencies and instrumentalities may be exempt from state and local income taxes in certain states.  Shareholders should consult their tax advisers with respect to particular questions of federal, state and local taxation.  Shareholders who are not U.S. persons should consult their tax advisers regarding U.S. and foreign tax consequences of ownership of shares of the Funds including the likelihood that distributions to them would be subject to withholding of U.S. tax.

MANAGEMENT OF THE FUNDS

Trustees and Officers

The business and affairs of the Funds are managed under the direction of the Board in accordance with the laws of the Commonwealth of Massachusetts and the Trust's Amended and Restated Declaration of Trust. The Trustees are responsible for major decisions relating to each Fund's objective, policies and techniques.  The Trustees also supervise the operation of the Funds by their officers and review the investment decisions of the officers although they do not actively participate on a regular basis in making such decisions.  Information pertaining to the trustees and officers of the Trust is set forth below. Trustees who are not deemed to be "interested persons" of the Trust as defined in the 1940 Act, are referred to as "Independent Trustees." Trustees who are deemed to be interested persons of the Trust as defined in the 1940 Act are referred to as "Interested Trustees."

Name, Address and Age[1]	Position(s) Held with The Trust	Term of Office and Length of Time Served[2]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee[3]	Other Directorships Held by Trustee[4]

INDEPENDENT TRUSTEES
Jack D. Henderson Age 79	Chairman and Trustee	Since December 12, 1985	Attorney, Jack D. Henderson, Self-Employed Attorney-at-Law, 1952 to present.	11	None

Mary K. Anstine Age 65	Trustee	Since February 22, 2006	Ms. Anstine was President/Chief Executive Officer, HealthONE Alliance, Denver, Colorado, and former Executive Vice President of First Interstate Bank of Denver. Ms Anstine is also a Trustee of Financial Investors Trust; and Reaves Utility Income Fund.	11	Ms. Anstine is a Trustee of Financial Investors Trust; and Reaves Utility Income Fund.

McNeil S. Fiske Age 72	Trustee	Since December 12, 1985	Chairman of the Board, MacCourt Products, 1983 (plastics manufacturer).	11	None

James B. O'Boyle Age 78	Trustee	Since December 12, 1985	Business Consultant, 1986 to present.	11	None

Robert L. Stamp Age 73	Trustee	Since December 12, 1985	Retired.	11	None

Lyman E. Seely Age 88	Trustee	Since April 29, 1987	Retired.	11	None

Name, Address and Age[1]	Position(s) Held with The Trust	Term of Office and Length of Time Served[2]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee[3]	Other Directorships Held by Trustee[4]
OFFICERS

Todger Anderson, CFA Age 61 Denver Investment Advisors, LLC 1225 17th Street 26th Floor Denver, Colorado 80202	President	Since February 18, 2005

Chairman, Denver Investment Advisors, LLC, January 2005 to present; President and Executive Manager, Denver Investment Advisors, LLC, April 1995 to January 2005; prior thereto, President and Director of Portfolio Management, Denver Investment Advisors, Inc.; Portfolio Manager, Westcore MIDCO Growth Fund, August 1986 through May 2005; Portfolio Co-Manager, Westcore Select Fund, December 2001 through  May 2005.

				N/A	N/A

Jasper R. Frontz, CPA, CFA Age 37 Denver Investment Advisors LLC 1225 17th Street-26th Fl. Denver, Colorado 80202	Treasurer Chief Compliance Officer	Since February 12, 1997 Since September 29, 2004

Treasurer, November 1997 to present , Chief Compliance Officer September 2004 to present, Blue Chip Value Fund, Inc.; Vice President, May 2000 to present, and Director of Mutual Fund Administration, June 1997 to present, Denver Investment Advisors LLC; Registered Representative, ALPS Distributors, Inc., 1995 to present.

				N/A	N/A

Wade Clouse, Age 29 1625 Broadway, Suite 2200 Denver, CO 80220	Assistant Treasurer	Since 2004

Mr. Clouse is a Fund Controller of ALPS Fund Services, Inc. and prior to holding this position, he was a Fund Accountant from 1999-2004.  He also serves as Assistant Treasurer for other mutual fund clients of ALPS.

				N/A	N/A

Name, Address and Age[1]	Position(s) Held with The Trust	Term of Office and Length of Time Served[2]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee[3]	Other Directorships Held by Trustee[4]

Tané T. Tyler Age 41 1625 Broadway, Suite 2200 Denver, CO 80202	Secretary	Since 2005

Ms. Tyler is General Counsel of ALPS and ADI.  She also serves as Secretary for other mutual fund clients of ALPS Fund Services, Inc.  Formerly Vice President and Associate Counsel, Oppenheimer Funds, Inc., from January 2004 to August 2004 and Vice President and Assistant General Counsel, INVESCO Funds Group, Inc. from September 1991 to December 2003.

				N/A	N/A

1 Each trustee may be contacted by writing to the trustee, c/o Westcore Trust, 1625 Broadway, Suite 2200, Denver, Colorado 80202.

2 Each trustee holds offices for an indefinite term until the earliest of: (a) the election of his successor; (b) the date a trustee dies, resigns, or is removed, adjudged incompetent, or, having become incapacitated by illness or injury, is retired by the Board of Trustees in accordance with the Trust's Amended and Restated Declaration of Trust; or (c) the Trust terminates. Each officer is typically elected for a term of one year, serving until the earliest of: (a) the election of his successor; (b) the date the officer dies, resigns or is removed by the Board of Trustees in accordance with the Trust's Code of Regulations; or (c) the Trust terminates.

3 The Fund Complex includes funds with a common investment adviser or an adviser which is an affiliated person. There are currently thirteen Funds in the Fund Complex, including eleven Westcore Funds, Blue Chip Value Fund, Inc. and Dunham Small-Cap Value Fund, which are also advised by Denver Investment Advisors LLC.

4 Directorships of companies required to report to the SEC under the Securities Exchange Act of 1934 (i.e., "public companies") or other investment companies registered under the 1940 Act.

Standing Board Committees

            The Board has established three committees, i.e., Audit, Legal Compliance, and Nominating and Governance.

            The Audit Committee annually considers such matters pertaining to the Trust's books of account, financial records, internal accounting controls and changes in accounting principles or practices as the Trustees may from time to time determine.  The Committee considers the engagement and compensation of the Independent Auditors.  The Committee ensures receipt from the independent accountants of a formal written statement delineating relationships between the independent accountants and the Trust, consistent with Independence Standards Board Standard No. 1.  The Committee also meets with the independent auditors at least once each year outside the presence of management representatives to review the scope and results of the audit and shall meet otherwise as requested by the Committee's Chairman or the Independent Auditors.  The Audit Committee is comprised of all the Independent Trustees; Messrs. Henderson, Fisk, O'Boyle, Stamp and Seely, and Ms. Anstine.  The Audit Committee met one time during the fiscal year ended May 31, 2006.

            The Legal Compliance Committee is established by and among the Board for the purpose of receiving reports of evidence of Material Violations, as defined under the committee guidelines, determining whether an investigation is necessary with respect to any such report and, if deemed necessary or appropriate, investigating and recommending an appropriate response thereto.  The Legal Compliance Committee shall meet as often as it deems necessary to perform its duties and responsibilities as set forth under its guidelines.  There were no meetings of the Legal Compliance Committee during the fiscal year ended May 31, 2006.  The Legal Compliance Committee is comprised of Messrs. Fiske, O'Boyle and Stamp, and Ms. Anstine each of whom is an Independent Trustee, each of whom also serve on the Audit Committee.

            The Nominating and Governance Committee is responsible for the selection and nomination of candidates for appointment or election to serve as Trustees and in establishing, implementing and executing policies, procedures, and practices that assure orderly and effective governance of the Trust.  The Nominating and Governance Committee is comprised of Messrs. Henderson, Fiske, O'Boyle, Stamp, and Seely, and Ms. Anstine each of whom is an Independent Trustee.  There were two meetings of the Nominating and Governance Committee during the fiscal year ended May 31, 2006.  The Nominating and Governance Committee will consider nominees recommended by shareholders.  Recommendations should be submitted to the Committee in care of the Trust's Secretary.

Trustee Ownership of Fund Shares

            The following table shows the dollar range of shares beneficially owned by each Trustee in the Trust as of December 31, 2005:

Name of Trustee	Dollar Range of Equity Securities in the Trust	Aggregate Dollar Range of Equity Securities in All Funds in the Trust Overseen by Trustee
INDEPENDENT TRUSTEES[1]
Jack D. Henderson

Westcore MIDCO Growth Fund

    $10,001-50,000

Westcore Growth Fund

    $10,001-50,000

Westcore Small-Cap Value Fund

    $10,001-50,000

Westcore Plus Bond Fund

    $10,001-50,000

Westcore Flexible Income Fund

    $10,001-50,000

Westcore Mid-Cap Value Fund

    $10,001-50,000

Westcore Small-Cap Opportunity Fund

    $10,001-50,000

Westcore Colorado Tax-Exempt Fund

    $10,001-50,000

Westcore Blue Chip Fund

    $10,001-50,000

All other Funds:  None

Over $100,000
McNeil S. Fiske	Westcore MIDCO Growth Fund $50,001-100,000 Westcore Small Cap Value Fund $50,001-100,000 Westcore Blue Chip Fund $50,001-100,000 All other Funds: None	Over $100,000
James B. O'Boyle	Westcore Growth Fund $10,001-50,000 Westcore Mid-Cap Value Fund $10,001-50,000 Westcore Small-Cap Value Fund $1-10,000 Westcore Colorado Tax-Exempt Fund $10,001-50,000 All other Funds: None	$50,001-100,000
Robert L. Stamp

Westcore MIDCO Growth Fund

    $10,001-50,000

Westcore Small-Cap Opportunity Fund

    $50,001-100,000

Westcore Colorado Tax-Exempt Fund

    $10,001-50,000

Westcore Small-Cap Value Fund

    $10,001-50,000

All other Funds:  None

Over $100,000

Name of Trustee	Dollar Range of Equity Securities in the Trust	Aggregate Dollar Range of Equity Securities in All Funds in the Trust Overseen by Trustee
Lyman E. Seely

Westcore MIDCO Growth Fund

    $10,001-50,000

Westcore Growth Fund

    $1-10,000

Westcore Select Fund

    $10,001-50,000

Westcore Blue Chip Fund

    $10,001-50,000

Westcore Mid-Cap Value Fund

    $10,001-50,000

Westcore Small-Cap Opportunity Fund

    $50,001-100,000

Westcore Plus Bond Fund

    $1-10,000

All other Funds:  None

Over $100,000

1 On February 22, 2006 Ms. Mary K. Anstine was elected to the Board of Trustees.  This occurred subsequent to the time period required for this disclosure.

As of August 31, 2006, the Trustees and officers of the Trust, as a group, owned 1.94% of the outstanding shares of the Westcore MIDCO Growth Fund, 5.39% of the outstanding shares of the Westcore Small-Cap Opportunity Fund, 1.01% of the outstanding shares of the Westcore Select Fund, and 1.54% of the Westcore Small-Cap Value Fund.  The Trustees and officers of the Trust, as a group, owned less than 1% of the outstanding shares of the Westcore Growth, Blue Chip, International Frontier, Mid-Cap Value, Colorado Tax-Exempt, Flexible Income, and Plus Bond Funds.

Each Trustee receives an annual fee of $16,000 plus $1,000 for each Board and Audit Committee meeting attended.  Each Trustee receives $1,000 for all other Committee meetings attended unless such meetings are held on the same day as a Board or Audit Committee meeting, then only the Board or Audit Committee meeting fee(s) would apply.  Each Trustee is reimbursed for expenses incurred in attending meetings.  The Chairman of the Board is entitled to receive an additional $4,000 per annum for services in such capacity.  Effective October 1, 2004, the Trustees appointed a Chief Compliance Officer who is also the Treasurer of the Trust and an employee of the Adviser.  The Trustees annually determine the portion of his compensation attributable for services rendered as the Trust's Chief Compliance Officer.  The following chart provides certain information about the Trustee and Chief Compliance Officer fees paid by the Trust for the fiscal year ended May 31, 2006:

Name of Person/ Position	Aggregate Compensation from the Trust	Pension or Retirement Benefits Accrued as Part of Fund Expenses	Aggregate Compensation from the Fund Complex*
Jack D. Henderson, Chairman / Trustee	$26,448(1)	$0	$26,448(1)
McNeil S. Fiske, Trustee	$22,000(2)	$0	$22,000(2)
James B. O'Boyle, Trustee	$22,000	$0	$22,000
Robert L. Stamp, Trustee	$22,000	$0	$22,000
Lyman E. Seely, Trustee	$25,999(3)	$0	$25,999(3)
Kenneth V. Penland, Trustee(4)	$12,000	$0	$18,750(5)
Mary Anstine Trustee(6)	$6,000	$0	$6,000
Jasper R. Frontz, Chief Compliance Officer	$73,665	$0	$92,083(7)

*The Fund Complex, at the close of its fiscal year, includes funds with a common investment adviser, adviser, or sub-adviser which is an affiliated person.  There were thirteen funds in the Fund Complex: the eleven Westcore Funds currently offered to the public and the Blue Chip Value Fund and Tamarack Small-Cap International Fund, each of which is advised or sub-advised by the Adviser.

(1)  Mr. Henderson was reimbursed $448 for general out of pocket expenses associated with meetings and conference calls with other board members.

(2)  A portion of this has been deferred at the election of Mr. Fiske.  The total amount of deferred compensation (including interest) accrued for Mr. Fiske during the fiscal year ended May 31, 2006, is $13,454.42.

(3)  Mr. Seely was reimbursed $3,999 for travel expenses associated with his attendance at Board and Audit Committee meetings.

(4)  Effective November 14, 2005, Mr. Penland ceased serving as a Trustee of the Westcore Trust.

(5)  Includes $6,750 Mr. Penland received as a Director of Blue Chip Value Fund Inc. for the period June 1, 2005 through November 14, 2005.

(6)  Effective February 22, 2006, Ms. Anstine was elected as a Trustee of the Westcore Trust.

(7)  Includes $18,418 Mr. Frontz received as Chief Compliance Officer of Blue Chip Value Fund, Inc.

Each Trustee is entitled to participate in the Trust's Deferred Compensation Plan (the "Plan").  Under the Plan, a Trustee may elect to have his deferred fees treated as if they had been invested by the Trust at a money market fund rate of return or at a rate based on the performance of the Trust shares and the amount paid to the Trustees under the Plan will be determined based upon the performance of such investments.  Deferral of Trustees' fees will not obligate the Trust to retain the services of any Trustee or obligate a portfolio to any level of compensation to the Trustee.  The Trust may invest in underlying securities without shareholder approval.

Denver Investment Advisors, of which Mr. Anderson, President of the Trust, is both a member and Chairman and Mr. Frontz, Treasurer of the Trust, is Vice President and Director of Mutual Fund Administration, receives compensation from the Adviser and co-administrator.  ALPS Fund Services, Inc. ("ALPS"), of which Mr. Clouse and Ms. Tyler are employees, receives compensation as co-administrator, bookkeeping and pricing agent, and shareholder telephone servicing agent to the Trust and its affiliate, ADI, serves as distributor to the Trust.

Except for Mr. Frontz, no employee of ADI, ALPS, or Denver Investment Advisors receives any compensation from the Trust for acting as an officer or Trustee.

Shareholder and Trustee Liability

Under Massachusetts law, shareholders of a business trust may, under certain circumstances, be held personally liable as partners for the obligations of the trust.  However, the Amended and Restated Declaration of Trust provides that shareholders shall not be subject to any personal liability in connection with the assets of the Trust for the acts or obligations of the Trust, and that every note, bond, contract, order or other undertaking made by the Trust shall contain a provision to the effect that the shareholders are not personally liable thereunder.  The Amended and Restated Declaration of Trust provides for indemnification out of the trust property of any shareholder held personally liable solely by reason of his or her being or having been a shareholder and not because of his or her acts or omissions or some other reason.  The Amended and Restated Declaration of Trust also provides that the Trust shall, upon request, assume the defense of any claim made against any shareholder for any act or obligation of the Trust, and shall satisfy any judgment thereon.  Thus, the risk of a shareholder's incurring financial loss on account of shareholder liability is limited to circumstances in which the Trust itself would be unable to meet its obligations.

The Amended and Restated Declaration of Trust further provides that all persons having any claim against the Trustees or the Trust shall look solely to the Trust property for payment; that no Trustee, officer or agent of the Trust shall be personally liable for or on account of any contract, debt, tort, claim, damage, judgment or decree arising out of or connected with the administration or preservation of the Trust property or the conduct of any business of the Trust; and that no Trustee shall be personally liable to any person for any action or failure to act except by reason of his or her own bad faith, willful misfeasance, gross negligence or reckless disregard of his or her duties as Trustee.  With the exception stated, the Amended and Restated Declaration of Trust provides that a Trustee is entitled to be indemnified against all liabilities and expense reasonably incurred by him in connection with the defense or disposition of any proceeding in which he may be involved or with which he may be threatened by reason of his being or having been Trustee, and that the Trustees will indemnify representatives and employees of the Trust to the same extent that Trustees are entitled to indemnification.

Investment Adviser

Denver Investment Advisors serves as investment adviser to the Funds pursuant to Advisory Agreements.  In the Advisory Agreements, the Adviser has agreed to provide a continuous investment program for each Fund and to pay all expenses incurred by it in connection with its advisory activities, other than the cost of securities and other investments, including brokerage commissions and other transaction charges, if any, purchased or sold for the Funds.

The current Advisory Agreement for the Westcore MIDCO Growth Fund, Westcore Growth Fund, Westcore Blue Chip Fund, Westcore Small-Cap Opportunity Fund, Westcore Flexible Income Fund, Westcore Plus Bond Fund and Westcore Colorado Tax-Exempt Fund became effective on October 1, 1995, and the current Advisory Agreement for the Westcore Mid-Cap Value Fund became effective on October 1, 1998.  The current Advisory Agreement for the Select Fund became effective on October 1, 1999.  The current Advisory Agreement for the International Frontier Fund became effective on December 15, 1999.  The Advisory Agreement for the Small-Cap Value Fund became effective on December 13, 2004.

The table below provides the management fee to be paid by the Funds, pursuant to the terms set forth in the advisory agreements discussed above:

Fund	Annual Management Fee
Westcore MIDCO Growth Fund	0.65%
Westcore Blue Chip Fund	0.65%
Westcore Growth Fund	0.65%
Westcore Small-Cap Opportunity Fund	1.00%
Westcore Mid-Cap Value Fund	0.75%
Westcore Select Fund	0.65%
Westcore International Frontier Fund	1.20%
Westcore Small-Cap Value Fund	1.00%
Westcore Flexible Income Fund	0.45%
Westcore Plus Bond Fund	0.45%
Westcore Colorado Tax-Exempt Fund	0.50%

The Adviser has contractually agreed to waive a portion of its management fees and/or administration fees and/or reimburse additional Trust/Fund expenses so to limit each of the affected Funds' Total Annual Fund Operating Expenses ("Total Annual Fund Operating Expense Limits").  The Total Annual Fund Operating Expense Limits are in effect from September 28, 2006 until at least September 28, 2007.  Each of the affected Fund's Total Annual Operating Expense Limit is provided below:

Fund	Total Annual Fund Operating Expense Limit
Westcore MIDCO Growth Fund	1.15%
Westcore Blue Chip Fund	1.15%
Westcore Growth Fund	1.15%
Westcore Small-Cap Opportunity Fund	1.30%
Westcore Mid-Cap Value Fund	1.25%
Westcore Select Fund	1.15%
Westcore International Frontier Fund	1.50%
Westcore Small-Cap Value Fund	1.30%
Westcore Flexible Income Fund	0.85%
Westcore Plus Bond Fund	0.55%
Westcore Colorado Tax-Exempt Fund	0.65%

The following information summarizes the actual management fees paid by the Funds and any management fees waived as part of each Fund's respective Total Annual Fund Operating Expense Limit for the last three fiscal years.

The following table summarizes the advisory fees paid by the Funds and any advisory fee waivers for the last three fiscal years of each Fund:

Year Ended May 31, 2006

Fund Name	Gross Fees	Waiver of Fees	Reimbursement of Expenses	Net Advisory Fees
Westcore MIDCO Growth Fund	$1,268,409		$--	$1,268,409
Westcore Blue Chip Fund	411,067	--	--	411,067
Westcore Growth Fund	1,525,944	--	--	1,525,944
Westcore Small-Cap Opportunity Fund	197,047	93,237	--	103,810
Westcore Small-Cap Value Fund*	270,399	85,581	--	184,818
Westcore Mid-Cap Value Fund	356,956	8,037	--	348,919
Westcore Select Fund	61,270	56,261	--	5,009
Westcore International Frontier Fund	332,771	134,014	--	198,757
Westcore Flexible Income Fund	778,440	144,537	--	633,903
Westcore Plus Bond Fund	1,587,780	1,188,668	--	399,112
Westcore Colorado Tax-Exempt Fund	290,938	193,154	--	97,784

Year Ended May 31, 2005

Fund Name	Gross Fees	Waiver of Fees	Reimbursement of Expenses	Net Advisory Fees
Westcore MIDCO Growth Fund	$1,174,889	$--	$--	$1,174,889
Westcore Blue Chip Fund**	310,736	26,393	25,940	258,403
Westcore Growth Fund	789,186	--	--	789,186
Westcore Small-Cap Opportunity Fund	266,003	100,898	--	165,105
Westcore Small-Cap Value Fund*	31,109	31,109	10,362	(10,362)
Westcore Mid-Cap Value Fund	168,854	43,415	--	125,439
Westcore Select Fund	54,013	51,513	--	2,500
Westcore International Frontier Fund	232,059	121,998	--	110,061
Westcore Flexible Income Fund	516,123	136,138	--	379,985
Westcore Plus Bond Fund**	677,877	600,336	87,452	(9,911)
Westcore Colorado Tax-Exempt Fund**	279,945	197,233	39,296	43,416

*Westcore Small-Cap Value Fund commenced operations December 13, 2004.

**The Advisor reimbursed Westcore Blue Chip Fund, Westcore Plus Bond Fund, and Westcore Colorado Tax-Exempt Fund in the amounts of $25,940, $87,452 and $39,296 respectively, for expenses related to the merger with Aristata Funds.

Year Ended May 31, 2004

Fund Name	Gross Fees	Waiver of Fees	Reimbursement of Expenses	Net Advisory Fees
Westcore MIDCO Growth Fund	$1,042,612	$73,599	$--	$969,013
Westcore Blue Chip Fund	213,692	62,319	--	151,373
Westcore Growth Fund	333,928	58,655	--	275,273
Westcore Small-Cap Opportunity Fund	322,909	137,176	--	185,733
Westcore Mid-Cap Opportunity Fund	111,601	61,923	--	49,678
Westcore Select Fund	48,769	48,769	--	--
Westcore International Frontier Fund	168,161	124,785	--	43,376
Westcore Flexible Income Fund	165,621	79,638	--	85,983
Westcore Plus Bond Fund	276,378	276,378	--	--
Westcore Colorado Tax-Exempt Fund	264,342	240,076	--	24,266

Each account managed by Denver Investment Advisors has its own investment objective and policies and is managed accordingly by a particular team of portfolio managers.  As a result, from time to time two or more different managed accounts may pursue divergent investment strategies with respect to investments or categories of investments.

Each Advisory Agreement is effective for its first two years and thereafter will continue in effect from year to year so long as such continuance is approved annually by a majority of the Funds' Trustees who are not parties to the Advisory Agreement or interested persons of any such party, and by either a majority of the outstanding voting shares or the Trustees of the Funds.  The Advisory Agreement i) may be terminated without the payment of any penalty by the Fund or Denver Investment Advisors on 60 days' written notice; ii) terminates automatically in the event of its assignment; and iii) generally, may not be amended without the approval by vote of a majority of the outstanding voting securities of such Fund.

The Agreement provides that the Adviser shall not be liable for any error of judgment or mistake of law or for any loss suffered by the Funds in connection with its performance of services pursuant to the Advisory Agreement, except a loss resulting from a breach of fiduciary duty with respect to the receipt of compensation for services or a loss resulting from willful misfeasance, bad faith or gross negligence on the part of the Adviser in the performance of its duties or from its reckless disregard of its duties and obligations under the Advisory Agreement.

Denver Investment Advisors, as co-administrator, also provides administrative services to the Funds pursuant to an Administration Agreement and has agreed to pay all expenses incurred by it in connection with its administrative activities.

Distributor

ADI (an affiliate of ALPS Fund Services, Inc.) (the "Distributor"), with principal offices at 1625 Broadway, Suite 2200, Denver, Colorado 80202, acts as the distributor of the Funds' shares pursuant to a Distribution Agreement with the Trust.  Shares are sold on a continuous basis by ADI as agent of the Funds, and ADI has agreed to use its best efforts to solicit orders for the sale of Fund shares, although it is not obliged to sell any particular amount of shares.  ADI is not entitled to any compensation for its services as Distributor.  For the fiscal years ended May 31, 2006, May 31, 2005, and May 31, 2004, the Distributor received $0 in underwriting commissions with respect to all the investment portfolios offered by the Trust.

Administrators

Pursuant to an Administrative Agreement, ALPS and Denver Investment Advisors serve as co-administrators to the Funds (the "Administrators"), and have agreed to pay all expenses they incur in connection with their administrative activities.  As Administrators, they have agreed to:  assist in maintaining the Funds' office; furnish the Funds with clerical and certain other services required by them; compile data for and prepare notices and semi-annual reports to the SEC; prepare any reports that are required by the securities, investment, tax or other laws and regulations of the United States; prepare filings with state securities commissions; coordinate federal and state tax returns; monitor each Fund's expense accruals; monitor compliance with each Fund's investment policies and limitations; and generally assist in each Fund's operations.

The table below provides the administrative fee to be paid by the Funds, pursuant to the Administrative Agreement discussed above:

Annual Administrative Fee
First $750 million in average daily Net Assets of the Trust	0.25%
Next $250 million in average daily Net Assets of the Trust	0.20%
Net Assets greater than $1.0 billion in average daily Net Assets of the Trust	0.125%

The Annual Administrative Fees are then allocated to each Fund based upon each Fund's relative proportion of the Trust's net assets.

The following information summarizes the actual administration fees paid by the Funds and any administration fees waived, pursuant to the Total Annual Fund Operating Expense Limit as discussed earlier, for the last three years.

Fiscal Year Ended May 31, 2006

Fund Name	Gross Administration Fees	Waiver of Fees	Net Administrative Fees
Westcore MIDCO Growth Fund	$507,848	$--	$507,848
Westcore Blue Chip Fund	165,202	--	165,202
Westcore Growth Fund	606,464	--	606,464
Westcore Small-Cap Opportunity Fund	51,211	--	51,211
Westcore Small-Cap Value Fund	67,956	--	67,956
Westcore Mid-Cap Value Fund	119,824	--	119,824
Westcore Select Fund	24,680	--	24,680
Westcore International Frontier Fund	70,327	--	70,327
Westcore Flexible Income Fund	454,255	--	454,255
Westcore Plus Bond Fund	896,076	--	896,076
Westcore Colorado Tax-Exempt Fund	153,096	--	153,096

Fiscal Year Ended May 31, 2005

Fund Name	Gross Administration Fees	Waiver of Fees	Net Administrative Fees
Westcore MIDCO Growth Fund	$542,675	$--	$542,675
Westcore Blue Chip Fund	143,417	--	143,417
Westcore Growth Fund	364,240	--	364,240
Westcore Small-Cap Opportunity Fund	79,801	--	79,801
Westcore Small-Cap Value Fund*	9,333	9,333	--
Westcore Mid-Cap Value Fund	67,542	--	67,542
Westcore Select Fund	24,929	5,395	19,534
Westcore International Frontier Fund	58,015	--	58,015
Westcore Flexible Income Fund	344,082	--	344,082
Westcore Plus Bond Fund	451,918	--	451,918
Westcore Colorado Tax-Exempt Fund	167,967	--	167,967

       *Westcore Small-Cap Value Fund commenced operations December 13, 2004.

Fiscal Year Ended May 31, 2004

Fund Name	Gross Administration Fees	Waiver of Fees	Net Administrative Fees
Westcore MIDCO Growth Fund	$481,206	$ --	$481,206
Westcore Blue Chip Fund	98,627	--	98,627
Westcore Growth Fund	154,121	--	154,121
Westcore Small-Cap Opportunity Fund	96,872	--	96,872
Westcore Mid-Cap Value Fund	44,640	--	44,640
Westcore Select Fund	22,508	20,642	1,866
Westcore International Frontier Fund	42,040	--	42,040
Westcore Flexible Income Fund	110,414	--	110,414
Westcore Plus Bond Fund	184,253	17,329	166,924
Westcore Colorado Tax-Exempt Fund	158,605	--	158,605

Effective January 1, 2006, the Trust agreed to reimburse Denver Investment Advisors for a portion of the payments it makes to certain Service Organizations for providing recordkeeping and sub-accounting services to persons who own Fund shares through omnibus accounts ("Omnibus Accounts").  The amount reimbursed by the Trust does not exceed the cost that would be incurred by the Trust if the shares held in the Omnibus Accounts were serviced directly by the Fund's transfer agent.

To determine the reimbursement amount, the Trust's effective cost for servicing shares directly by the Fund's transfer agent is calculated on a semi-annual basis as follows ("Effective Rate"):

Trust Transfer Agency Costs divided by Trust Assets serviced directly by Fund's
Transfer Agent

This Effective Rate is then multiplied by the Assets in the Omnibus Accounts.  For the period January 1 2006 through May 31, 2006, the Trust reimbursed Denver Investment Advisors $366,774.

CUSTODIAN, TRANSFER AGENT, and BOOKKEEPING AND PRICING AGENT

The Bank of New York (the "Custodian"), with principal offices at One Wall Street, New York, New York 10286, serves as custodian of the assets of each of the Funds pursuant to a custody agreement (the "Custody Agreement").  Under the Custody Agreement, the Custodian has agreed to hold the Funds' assets in safekeeping and collect and remit the income thereon, subject to the instructions of each Fund.  The Custodian may, at its own expense, open and maintain a custody account or accounts on behalf of any Fund with other banks or trust companies, provided that the Custodian shall remain liable for the performance of all of its duties under the Custody Agreement notwithstanding any delegation.

ALPS serves as Transfer Agent for each of the Funds.  As Transfer Agent, ALPS has, among other things, agreed to: (a) issue and redeem shares of the Funds; (b) make dividend and other distributions to shareholders of the Funds; (c) effect transfers of shares; (d) mail communications to shareholders of the Funds, including account statements, confirmations, and dividend and distribution notices; (e) facilitates the electronic delivery of shareholder statements and reports and (f) maintain shareholder accounts.  Under the Transfer Agency Agreement, ALPS receives from the Trust an annual minimum fee per Fund, a fee based upon each shareholder account and is reimbursed for out-of-pocket expenses.

ALPS has also agreed, pursuant to a separate Bookkeeping and Pricing Agreement, to maintain the financial accounts and records of the Funds and to compute the net asset value and certain other financial information of the Funds.  Under the Bookkeeping and Pricing Agreement, ALPS is not liable for any error of judgment or mistake of law or for any loss suffered by the Funds, except for a loss resulting from willful misfeasance, bad faith or negligence on the part of ALPS in the performance of its duties under the Agreement.

PORTFOLIO MANAGERS

As of the most recently completed fiscal year end of May 31, 2006, the following tables summarize the other investment activities of each portfolio manager, as organized around the Adviser's investment teams.

MIDCO TEAM

	Chester	Payne	Reed

Registered Inv Companies
Assets	0	0	0
# of Accounts	0	0	0

Performance Based
Assets	0	0	0
# of Accounts	0	0	0

Other Pooled Accts
Assets	0	0	0
# of Accounts	0	0	0

Performance Based
Assets	0	0	0
# of Accounts	0	0	0

Other Accts
Assets	$2,650,220,177	$2,650,220,177	$2,650,220,177
# of Accounts	30	30	30

Performance Based
Assets	$1,041,881,667	$1,041,881,667	$1,041,881,667
# of Accounts	2	2	2

Grand Totals
Assets	$2,650,220,177	$2,650,220,177	$2,650,220,177
# of Accounts	30	30	30

Please note that the Performance Based Assets and # of Accounts are a subset of the total amounts presented for that type of account.

GROWTH TEAM

	Moscatelli	Juran	Scarth

Registered Inv Companies
Assets	0	0	0
# of Accounts	0	0	0

Performance Based
Assets	0	0	0
# of Accounts	0	0	0

Other Pooled Accts
Assets	$19,672,968	$19,672,968	$19,672,968
# of Accounts	1	1	1

Performance Based
Assets	$19,672,968	$19,672,968	$19,672,968
# of Accounts	1	1	1

Other Accts
Assets	$105,243,773	$105,243,773	$105,243,773
# of Accounts	17	17	17

Performance Based
Assets	0	0	0
# of Accounts	0	0	0

Grand Totals
Assets	$124,916,741	$124,916,741	$124,916,741
# of Accounts	18	18	18

Please note that the Performance Based Assets and # of Accounts are a subset of the total amounts presented for that type of account.

INT'L SMALL CAP TEAM

	Schor	Fenley

Registered Inv Companies
Assets	$0	$0
# of Accounts	0	0

Performance Based
Assets	0	0
# of Accounts	0	0

Other Pooled Accts
Assets	$69,106,481	$69,106,481
# of Accounts	3	3

Performance Based
Assets	0	0
# of Accounts	0	0

Other Accts
Assets	$129,958,308	$129,958,308
# of Accounts	15	15

Performance Based
Assets	$64,853,235	$64,853,235
# of Accounts	1	1

Grand Totals
Assets	$199,064,789	$199,064,789
# of Accounts	18	18

Please note that the Performance Based Assets and # of Accounts are a subset of the total amounts presented for that type of account.

Value Team

	Herrick	Adelmann	Dayton	Anguilm

Registered Inv Companies
Assets	$176,123,868	$176,123,868	$176,123,868	$176,123,868
# of Accounts	2	2	2	2

Performance Based
Assets	$20,080,785	$20,080,785	$20,080,785	$20,080,785
# of Accounts	1	1	1	1

Other Pooled Accts
Assets	$5,623,266	$5,623,266	$5,623,266	$5,623,266
# of Accounts	1	1	1	1

Performance Based
Assets	$5,623,266	$5,623,266	$5,623,266	$5,623,266
# of Accounts	1	1	1	1

Other Accts
Assets	$207,443,655	$207,443,655	$207,443,655	$207,443,655
# of Accounts	17	17	17	17

Performance Based
Assets	0	0	0	0
# of Accounts	0	0	0	0

Grand Totals
Assets	$389,190,789	$389,190,789	$389,190,789	$389,190,789
# of Accounts	20	20	20	20

Please note that the Performance Based Assets and # of Accounts are a subset of the total amounts presented for that type of account.

FIXED INCOME TEAM

	Stafford	McKissick	Stevens	Harris

Registered Inv Companies
Assets	0	0	0	0
# of Accounts	0	0	0	0

Performance Based
Assets	0	0	0	0
# of Accounts	0	0	0	0

Other Pooled Accts
Assets	0	0	0	0
# of Accounts	0	0	0	0

Performance Based
Assets	0	0	0	0
# of Accounts	0	0	0	0

Other Accts
Assets	$1,551,532,365	$1,551,532,365	$864,459,769	$471,065,973
# of Accounts	29	29	17	6

Performance Based
Assets	$156,206,529	$156,206,529	$156,206,529	0
# of Accounts	1	1	1	0

Grand Totals
Assets	$1,551,532,365	$1,551,532,365	$864,459,769	$471,065,973
# of Accounts	29	29	17	6

Please note that the Performance Based Assets and # of Accounts are a subset of the total amounts presented for that type of account.

Description of Material Conflicts of Interest.

The Advisor has adopted policies and procedures that address potential conflicts of interest that may arise when a portfolio manager has day-to-day management responsibilities with respect to more than one Fund or other account, such as conflicts relating to the allocation of limited investment opportunities, the order of executing transactions when the aggregation of the order is not possible, personal investing activities, structure of portfolio manager compensation and proxy voting of portfolio securities. While there is no guarantee that such policies and procedures will be effective in all cases, the Advisor believes that its policies and procedures and associated controls relating to potential material conflicts of interest involving the Funds and its other managed funds and accounts have been reasonably designed.

Westcore Funds Portfolio Manager Compensation Structure Disclosure

Denver Investment Advisors is a limited liability company with "members" or "partners" as the owners of the firm.

As a portfolio manager and partner of Denver Investment Advisors, the primary compensation comes from a base salary and a predetermined percentage of distributed profit. The small cap international partners are compensated directly from their division, while all other partners are based on the overall profitability of the Adviser. New business marketing incentives are generally paid to marketing personnel, but at times portfolio managers who help open new institutional accounts with an ongoing service role may also receive an incentive based on expected revenue. Additionally, the management committee of the Advisor may award an incentive compensation bonus to partners who significantly exceed expectations over an extended period. The criteria for the incentive compensation pool, while generally not directly tied to performance, include the following factors:  performance, growth, and/or retention of assets, profitability, and intangibles.  There is a composite of similarly managed accounts for each investment style at the Advisor, and each Fund is included in the appropriate composite. The performance criteria emphasizes pre-tax long-term (3-5 years when available) results of the composites combined with the specific partner's "buy list" for that investment style where applicable, rather than specific Fund results.

Ownership of Securities. The table below identifies ownership in the Westcore Funds by each portfolio manager as of May 31, 2006:

Portfolio Manager	Fund	Ownership Range
Mark Adelmann	Blue Chip	$100,001 - $500,000
Derek Anguilm	Blue Chip	$50,001 - $100,000
Troy Dayton	Blue Chip	$10,001 - $50,000
Kris Herrick	Blue Chip	$10,001 - $50,000
Ken Harris	Colorado Tax Exempt	$1 - $10,000
Tom Stevens	Colorado Tax Exempt	$100,001 - $500,000
Mark McKissick	Flexible Income	$50,001 - $100,000
Bill Stafford	Flexible Income	$100,001 - $500,000
Craig Juran	Growth	$50,001 - $100,000
Ross Moscatelli	Growth	$100,001 - $500,000
Derek Scarth	Growth	$100,001 - $500,000
John Fenley	Int'l Frontier	$100,001 - $500,000
Adam Schor	Int'l Frontier	$50,001 - $100,000
Mark Adelmann	Mid-Cap Value	$50,001 - $100,000
Derek Anguilm	Mid-Cap Value	$10,001 - $50,000
Troy Dayton	Mid-Cap Value	$10,001 - $50,000
Kris Herrick	Mid-Cap Value	$50,001 - $100,000
Will Chester	MIDCO	$500,001 - $1,000,000
Jeff Payne	MIDCO	$100,001 - $500,000
Wiley Reed	MIDCO	$50,001 - $100,000
Mark McKissick	Plus Bond	$50,001 - $100,000
Bill Stafford	Plus Bond	$50,001 - $100,000
Will Chester	Select	$100,001 - $500,000
Mark Adelmann	Small-Cap Opportunity	$10,001 - $50,000
Derek Anguilm	Small-Cap Opportunity	$10,001 - $50,000
Troy Dayton	Small-Cap Opportunity	$10,001 - $50,000
Kris Herrick	Small-Cap Opportunity	$10,001 - $50,000
Mark Adelmann	Small-Cap Value	$100,001 - $500,000
Derek Anguilm	Small-Cap Value	$10,001 - $50,000
Troy Dayton	Small-Cap Value	$10,001 - $50,000
Kris Herrick	Small-Cap Value	$100,001 - $500,000

EXPENSES

Operating expenses borne by the Funds include taxes, interest, fees and expenses of its Trustees and officers, SEC fees, state securities qualification fees, advisory fees, administrative fees, charges of the Funds' custodian, shareholder services agent and accounting services agent, certain insurance premiums, outside auditing and legal expenses, costs of preparing and printing prospectuses for regulatory purposes and for distribution to existing shareholders, costs of shareholder reports and meetings and any extraordinary expenses.  The Funds also pay for brokerage fees, commissions and other transaction charges (if any) in connection with the purchase and sale of portfolio securities.

DISCLOSURE OF FUND PORTFOLIO HOLDINGS

It is Westcore Funds policy to publicly disclose portfolio holding information of all holdings on a monthly basis on the Funds' website at www.westcore.com so that all investors and prospective investors have equal access to current information at the same time. Generally the information will be posted on the Funds' website on or around the 15th of each month. Portfolio holdings information is disclosed to the Funds' service providers or its agents in order to carry out the Funds' operations. Each of the Funds' service providers or its agents is required to keep such information confidential by agreement or by general professional fiduciary duty. The identity of such entities is provided below:

Recipient Name	Frequency of Holdings Disclosure	Lag of Information Provided	Date of Information	Date Provided to Recipients
Denver Investment Advisors LLC (Investment Adviser and Co-Administrator)	Daily	None	Daily	Daily
SunGard Portfolio Solutions, Inc.(Accounting Systems Software utilized by Adviser)	Daily	None	Daily	Daily
Eze Castle Software, Inc. (Trade Order Management System provider utilized by Adviser)	Daily	None	Daily	Daily
Factset Research Systems, Inc. (Market Data provider utilized by Adviser)	Daily	None	Daily	Daily
Indata (Performance Attribution provider utilized by Adviser)	Daily	None	Daily	Daily
Institutional Shareholder Services (Proxy Voting provider utilized by Adviser and Funds)	Daily	None	Daily	Daily
Financial Tracking Technologies LLC (Compliance Monitoring System utilized by Adviser)	Daily	None	Daily	Daily

ALPS Fund Services, Inc.(Co-Administrator, Bookkeeping and Pricing Agent)	Daily	None	Daily	Daily
Global Investment Systems L.P. (Mutual Fund Accounting Systems Software utilized by ALPS)	As needed	None	Daily	As needed
FT Interactive Data (Pricing provider utilized by Administrator)	Daily	None	Daily	Daily
The Bank of New York (Custodian)	Daily	None	Daily	Daily
UBS Securities LLC (Securities Lending Agent)	Daily	None	Daily	Daily
Deloitte & Touche LLP (Independent Auditors)	As needed	None	As needed	As needed
Davis Graham & Stubbs LLP (Counsel to the Funds and Independent Trustees)	As needed	None	As needed	As needed
Lipper, Inc.	Monthly	No greater than 10 days	Month-end	On or before the 10th day of each month

In addition to the categories of persons and names of persons described above who may receive nonpublic information, brokers executing portfolio trades on behalf of the Funds may receive nonpublic holdings information in connection with such trades.

Denver Investment Advisors LLC manages accounts other than the registered investment companies, such as separate accounts.  Denver Investment Advisors LLC also manages products sponsored by companies other than Denver Investment Advisors LLC, including registered investment companies [and separate accounts].  These other products may be managed in an investment style similar to certain Westcore funds and thus may have similar portfolio holdings.

Neither the Funds nor its Adviser shall receive any compensation or other consideration in connection with the disclosure of information about portfolio securities. Only the Funds' President and Treasurer may authorize the disclosure of information about portfolio securities that deviates from the policy described above which will be disclosed to the Board at its next regularly scheduled meeting.  Denver Investment Advisors LLC has concluded that this policy does not present conflicts between the best interests of Westcore shareholders and the Adviser. This policy is subject to annual review by the Board.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM AND FINANCIAL STATEMENTS

Deloitte & Touche LLP, with principal offices at 555 Seventeenth Street, Suite 3600, Denver, CO 80202-3942, serves as Independent Registered Public Accounting Firm for the Funds.  The Funds' Annual Report to Shareholders for the fiscal year ended May 31, 2006, has been filed with the SEC.  The financial statements and notes thereto in such Annual Report (the "Financial Statements") are incorporated by reference into this SAI.  The Financial Statements and Independent Registered Public Accounting Firm's Report thereon, in such Annual Reports have been incorporated herein by reference in reliance upon such report given upon the authority of such firm as experts in accounting and auditing.

COUNSEL

Davis Graham & Stubbs LLP, 1550 Seventeenth Street, Suite 500, Denver, Colorado 80202, serves as counsel to the Trust and will pass upon certain legal matters relating to the Funds.

CODES OF ETHICS

The Trust, Denver Investment Advisors and ADI have adopted codes of ethics pursuant to Rule 17j-1 under the 1940 Act that permit investment personnel subject to their particular codes of ethics to invest in securities, including securities that may be purchased or held by the Funds, for their own accounts.  The codes of ethics are on public file with, and available from, the Securities and Exchange Commission's Public Reference Room in Washington, D.C.

As indicated in the Prospectus, Denver Investment Advisors permits investment and other personnel to purchase and sell securities for their own accounts, including securities that may be held by the Funds, in accordance with Denver Investment Advisors' policy regarding personal investing by members, officers and employees of Denver Investment Advisors.  The Denver Investment Advisors' policy requires all members, officers and employees to pre-clear all transactions in securities not otherwise exempt under the policy.  In addition to pre-clearance, the policy subjects members, officers and employees of Denver Investment Advisors to various trading restrictions and reporting obligations.  All reportable transactions are reviewed for compliance with Denver Investment Advisors' policy.  The provisions of the policy are administered by and subject to exceptions authorized by Denver Investment Advisors.

PROXY VOTING POLICIES AND PROCEDURES

The Board has adopted Denver Investment Advisors' proxy voting policies and procedures, which sets forth the guidelines to be utilized by Denver Investment Advisors in voting proxies for the Funds.  To execute this responsibility, Denver Investment Advisors relies heavily on its subscription to the Institutional Shareholder Services ("ISS") Proxy Voting Systems.  A copy of Denver Investment Advisors proxy voting policy and procedures is attached hereto as Appendix C and is incorporated herein by reference.  Information regarding how the Funds voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available at www.westcore.com and on the SEC Internet site at www.sec.gov.

ADDITIONAL INFORMATION ON PERFORMANCE CALCULATIONS

From time to time, the yields, tax-equivalent yields, effective yields and the total return (before taxes) of a Fund may be quoted in newsletters, advertisements and other publications that may include comparisons of a Fund's performance with the performance of various indices and investments for which reliable performance data are available and to averages, performance rankings or other information compiled by recognized mutual fund statistical services.  Performance information is generally available by calling ALPS at 1-800-392-CORE (2673).

Any fees charged by your Service Organization directly to your account in connection with an investment in a Fund will not be included in the Fund's calculations of yield and/or total return.

Performance quotations of a Fund represent its past performance, and you should not consider them representative of future results.  The investment return and principal value of an investment in a Fund will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost.  Because performance will fluctuate, you cannot necessarily compare an investment in Fund shares with bank deposits, savings accounts and similar investment alternatives that often provide an agreed or guaranteed fixed yield for a stated period of time.

Yield Calculations - Westcore Bond Funds

The funds yield shows the rate of income a Fund earns on its investments as a percentage of its share price.  It represents the amount you would earn if you remained invested in a Fund for a year and the Fund continued to have the same yield for the year.  Yield does not include changes in NAV.  Each yield is calculated by dividing the net investment income per share (as described below) earned by a Fund during a 30-day (or one month) period by the net asset value per share on the last day of the period and annualizing the result on a semi-annual basis by adding one to the quotient, raising the sum to the power of six, subtracting one from the result and then doubling the difference.  A Fund's net investment income per share earned during the period is based on the average daily number of shares outstanding during the period entitled to receive dividends and includes dividends and interest earned during the period minus expenses accrued for the period, net of reimbursements.  This calculation can be expressed as follows:

Where:	a =	dividends and interest earned during the period.
	b =	expenses accrued for the period (net of reimbursements).
	c =	the average daily number of shares outstanding during the period that were entitled to receive dividends.
	d =	net asset value per share on the last day of the period.

For the purpose of determining net investment income earned during the period (variable "a" in the formula), dividend income on equity securities held by a Fund is recognized by accruing 1/360 of the stated dividend rate of the security each day that the security is in the Fund.  Interest earned on any debt obligations held by a Fund is calculated by computing the yield to maturity of each obligation held by the Fund based on the market value of the obligation (including actual accrued interest) at the close of business on the last business day of each month, or, with respect to obligations purchased during the month, the purchase price (plus actual accrued interest), and dividing the result by 360 and multiplying the quotient by the market value of the obligation (including actual accrued interest) in order to determine the interest income on the obligation for each day of the subsequent month that the obligation is held by the Fund.  For purposes of this calculation, it is assumed that each month contains 30 days.  The maturity of an obligation with a call provision is the next call date on which the obligation reasonably may be expected to be called or, if none, the maturity date.  With respect to debt obligations purchased at a discount or premium, the formula generally calls for amortization of the discount or premium.  The amortization schedule will be adjusted monthly to reflect changes in the market values of such debt obligations.

Interest earned on tax-exempt obligations that are issued without original issue discount and have a current market discount is calculated by using the coupon rate of interest instead of the yield to maturity.  In the case of tax-exempt obligations that are issued with original issue discount but that have discounts based on current market value that exceed the then-remaining portion of the original issue discount (market discount), the yield to maturity is the imputed rate based on the original issue discount calculation.  On the other hand, in the case of tax-exempt obligations that are issued with original issue discount but that have discounts based on current market value that are less than the then-remaining portion of the original issue discount (market premium), the yield to maturity is based on the market value.

With respect to mortgage or other receivables-backed obligations that are expected to be subject to monthly payments of principal and interest ("pay downs"), (a) gain or loss attributable to actual monthly pay downs are accounted for as an increase or decrease to interest income during the period; and (b) a Fund may elect either (i) to amortize the discount and premium or the remaining security, based on the cost of the security, to the weighted average maturity date, if such information is available, or to the remaining term of the security, if any, if the weighted average date is not available, or (ii) not to amortize discount or premium on the remaining security.

Undeclared earned income will be subtracted from the net asset value per share (variable "d" in the formula).  Undeclared earned income is the net investment income which, at the end of the base period, has not been declared as a dividend, but is reasonably expected to be and is declared as a dividend shortly thereafter.

Based on the foregoing calculations, the yields of the Funds for the 30-day period ended May 31, 2006 were as follows:

Fund	30-Day Yield (before fee waivers)	30-Day Yield (after fee waivers)

Westcore Flexible Income Fund	7.68%	7.77%

Westcore Plus Bond Fund	5.47%	5.86%

Westcore Colorado Tax-Exempt Fund	3.70%	3.91%

"Tax-Equivalent" Yield Calculations - Westcore Colorado Tax-Exempt Fund

The Fund's "tax-equivalent" yield shows the level of the taxable yield needed to produce an after-tax yield equivalent to the Fund's tax-free yield.  The Fund's tax-equivalent yield will always be higher than its yield.  It is calculated by:  (a) dividing the portion of the Fund's yield that is exempt from both federal and Colorado state income taxes by one minus a stated combined federal and state income tax rate; (b) dividing the portion of the Fund's yield that is exempt from federal income tax only by one minus a stated federal income tax rate, and (c) adding the figures resulting from (a) and (b) above to that portion, if any, of the Fund's yield that is not exempt from federal income tax.

Based on the foregoing calculations, the yield and tax-equivalent yield of the Fund for the 30-day period ended May 31, 2006 (after fee waivers) were 3.91% and 6.31%, respectively, and before fee waivers were 3.70% and 5.97%, respectively.

Tax-Equivalent Yield is based upon the effective combined state and federal tax rate assumptions of 38.01% (assuming a 35.00% federal tax rate and a 4.63% Colorado tax rate and assuming the Colorado tax is deductible for calculating federal income tax liability) for the Westcore Colorado Tax-Exempt Fund.

Total Return Calculations

The average annual total return (before taxes) represents the average annual percentage change in the value of an investment in a Fund over a specified measuring period.  Average annual returns for more than one year tend to smooth out variations in a Fund's return and are not the same as actual annual results.  Each Fund computes its average annual total return (before taxes) by determining the average annual compounded rates of return during specified periods that equate the initial amount invested to the ending redeemable value of such investment.  This is done by dividing the ending redeemable value of a hypothetical $1,000 initial payment by $1,000 and raising the quotient to a power equal to one divided by the number of years (or fractional portion thereof) covered by the computation and subtracting one from the result.  This calculation can be expressed as follows:

Where:	ERV=	ending redeemable value at the end of the period covered by computation of a hypothetical $1,000 payment made at the beginning of the period.

	P=	hypothetical initial payment of $1,000.

	N=	period covered by the computation, expressed in terms of years.

The aggregate total return reflects income and capital appreciation/depreciation and establishes a total percentage change in the value of an investment in a Fund over a specified measuring period.  It is computed by determining the aggregate rates of return during specified periods that likewise equate the initial amount invested to the ending redeemable value of such investment.  The formula for calculating aggregate total return is as follows:

The calculations of average annual total return (before taxes) and aggregate total return assume the reinvestment of all dividends and capital gain distributions on the reinvestment dates during the period and includes all recurring fees charged by the Trust to all shareholder accounts.  The ending redeemable value (variable "ERV" in each formula) is determined by assuming complete redemption of the hypothetical investment and the deduction of all nonrecurring charges at the end of the period covered by the computations.

Based on the foregoing calculations, the average annual total return (before taxes) after fee waivers for the year ended May 31, 2006, for the five and ten year periods ended May 31, 2006 and for the periods since commencement of the Funds' respective operations were as follows:

Fund	One Year Ended May 31, 2006	Five Years Ended May 31, 2006	Ten Years Ended May 31, 2006	Since Inception To May 31, 2006
Westcore MIDCO Growth Fund(1)	13.90%	6.05%	7.71%	12.08%
Westcore Blue Chip Fund(2)	10.09%	2.58%	7.91%	10.55%
Westcore Growth Fund(2)	7.67%	1.37%	8.45%	9.90%
Westcore Small-Cap Opportunity Fund(3)	19.04%	10.49%	10.05%	11.52%
Westcore Small-Cap Value Fund(7)	15.22%	-	-	8.66%
Westcore Mid-Cap Value Fund(5)	15.44%	8.51%	-	13.54%
Westcore Select Fund(6)	22.98%	3.38%	-	17.52%
Westcore International Frontier Fund(6)	28.78%	9.11%	-	5.25%
Westcore Flexible Income Fund(2)	5.94%	8.11%	7.95%	8.84%
Westcore Plus Bond Fund (2)	1.48%	6.11%	6.45%	7.02%
Westcore Colorado Tax-Exempt Fund(4)	0.93%	3.77%	4.52%	5.20%

(1)             Commenced Operations on August 1, 1986.

(2)             Commenced Operations on June 1, 1988.

(3)             Commenced Operations on December 28, 1993.

(4)             Commenced Operations on June 1, 1991.

(5)             Commenced Operations on October 1, 1998.

(6)             Commenced Operations on December 15, 1999.

(7)             Commenced Operations on December 13, 2004.

The "average annual total return (after taxes on distributions)" and "average annual total return (after taxes on distributions and redemptions)" for each Fund are included in the Prospectus.

Average annual total return (after taxes on distributions) for a specified period is derived by calculating the actual dollar amount of the investment return on a $1,000 investment made at the maximum public offering price applicable to the relevant class at the beginning of the period, and then calculating the annual compounded rate of return (after federal income taxes on distributions but not redemptions) that would produce that amount, assuming a redemption at the end of the period.  This calculation assumes a complete redemption of the investment but further assumes that the redemption has no federal income tax consequences.  This calculation also assumes that all dividends and distributions, less the federal income taxes due on such distributions, are reinvested at net asset value on the reinvestment dates during the period.  In calculating the impact of federal income taxes due on distributions, the federal income taxes rates used correspond to the tax character of each component of the distributions (e.g., ordinary income rate for ordinary income distributions, short-term capital gain rate for short-term capital gain distributions and long-term capital gain rate for long-term capital gain distributions).  The highest individual marginal federal income tax rate in effect on the reinvestment date is applied to each component of the distributions on the reinvestment date.  These tax rates may vary over the measurement period.  The effect of applicable tax credits, such as the foreign tax credit, is also taken into account in accordance with federal tax law.  The calculation disregards (i) the effect of phase-outs of certain exemptions, deductions and credits at various income levels, (ii) the impact of the federal alternative minimum tax, and (iii) the potential tax liabilities other than federal tax liabilities (e.g., state and local taxes).

Average annual total return (after taxes on distributions and redemptions) for a specified period is derived by calculating the actual dollar amount of the investment return on a $1,000 investment made at the maximum public offering price applicable to the relevant class at the beginning of the period, and then calculating the annual compounded rate of return (after federal income taxes on distributions and redemptions) that would produce that amount, assuming a redemption at the end of the period.  This calculation assumes a complete redemption of the investment.  This calculation also assumes that all dividends and distributions, less the federal income taxes due on such distributions, are reinvested at net asset value on the reinvestment dates during the period.  In calculating the federal income taxes due on distributions, the federal income tax rates used correspond to the tax character of each component of the distributions (e.g., ordinary income rate for ordinary income distributions, short-term capital gain rate for short-term capital gain distributions and long-term capital gain rate for long-term capital gain distributions).  The highest individual marginal federal income tax rate in effect on the reinvestment date is applied to each component of the distributions on the reinvestment date.  These tax rates may vary over the measurement period.  The effect of applicable tax credits, such as the foreign tax credit, is taken into account in accordance with federal tax law.  The calculation disregards the (i) effect of phase-outs of certain exemptions, deductions and credits at various income levels, (ii) the impact of the federal alternative minimum tax, and (iii) the potential tax liabilities other than federal tax liabilities (e.g., state and local taxes).  In calculating the federal income taxes due on redemptions, capital gains taxes resulting from a redemption are subtracted from the redemption proceeds and the tax benefits from capital losses resulting from the redemption are added to the redemption proceeds.  The highest federal individual capital gains tax rate in effect on the redemption date is used in such calculation.  The federal income tax rates used correspond to the tax character of any gains or losses (e.g., short-term or long-term).  When the return after taxes on distributions and redemption of shares is higher than returns after taxes on distributions, it is because of realized losses.  If realized losses occur upon the sale of shares, capital loss is recorded as a tax benefit which increases returns.

The Funds may also from time to time include in advertisements, sales literature, communications to shareholders and other materials (collectively, "Materials") a total return figure that more accurately compares a Fund's performance with other measures of investment return.  For example, in comparing a Fund's total return with data published by Lipper, Inc., Morningstar, Inc., CDA Investment Technologies, Inc. or Weisenberger Investment Company Service, or with the performance of an index, a Fund may calculate its aggregate total return for the period of time specified in the Materials by assuming the investment of $10,000 in shares of a Fund and assuming the reinvestment of all dividends and distributions.  Percentage increases are determined by subtracting the initial value of the investment from the ending value and by dividing the remainder by the beginning value.

The Funds may also from time to time include discussions or illustrations of the effects of compounding in Materials.  "Compounding" refers to the fact that, if dividends or other distributions on an investment in a Fund are paid in the form of additional shares of the Fund, any future income or capital appreciation of the Fund would increase the value, not only of the original investment, but also of the additional shares received through reinvestment.  As a result, the value of the investment in the Fund would increase more quickly than if dividends or other distributions had been paid in cash.

In addition, the Funds may also include in Materials discussions and/or illustrations of the potential investment goals of a prospective investor, investment management strategies, techniques, policies or investment suitability of a Fund (such as value investing, market timing, dollar cost averaging, asset allocation, constant ratio transfer, automatic account rebalancing, the advantages and disadvantages of investing in tax-deferred and taxable investments), economic conditions, the relationship between sectors of the economy and the economy as a whole, various securities markets, the effects of inflation and historical performance of various asset classes, including but not limited to, stocks, bonds and Treasury securities.  From time to time, Materials may summarize the substance of information contained in shareholder reports (including the investment composition of a Fund), as well as the views of the Adviser as to current market, economic, trade and interest rate trends, legislative, regulatory and monetary developments, investment strategies and related matters believed to be of relevance to a Fund.  The materials may also refer to or describe the types of clients the Adviser advises, and describe the Adviser's method of operation, internal work environment, procedure and philosophy.  The Funds may also include in Materials charts, graphs or drawings that compare the investment objective, return potential, relative stability and/or growth possibilities of the Funds and/or other mutual funds, or illustrate the potential risks and rewards of investment in various investment vehicles, including but not limited to, stocks, bonds, Treasury securities and shares of a Fund and/or other mutual funds.  Materials may include a discussion of certain attributes or benefits to be derived by an investment in a Fund and/or other mutual funds, shareholder profiles and hypothetical investor scenarios, timely information on financial management, tax and retirement planning and investment alternatives to certificates of deposit and other financial instruments.  Such Materials may include symbols, headlines or other material that highlight or summarize the information discussed in more detail therein.  From time to time, the materials may include contests or promotions that may include the award of Fund shares as prizes, and a waiver of certain minimum amount requirements to open an account.

MISCELLANEOUS

As used in this SAI, a "majority of the outstanding shares" of a Fund or a class of shares means, with respect to the approval of an investment advisory agreement, a distribution plan or as a change in a fundamental investment policy, the lesser of (1) 67% of the shares of the particular Fund or class represented at a meeting at which the holders of more than 50% of the outstanding shares of such Fund or class are present in person or by proxy, or (2) more than 50% of the outstanding shares of such Fund or class.

As of August 31, 2006 the following shareholders owned 5% or more of the outstanding shares of the Funds.  In addition, any shareholder listed below owning 25% or more of the outstanding shares of a Fund may, for certain purposes, be deemed to control that Fund and be able to affect the outcome of certain matters presented for a vote of shareholders.

WESTCORE MIDCO GROWTH FUND

Name and Address of Shareholder	% of Fund Held	Share Balance	Asset Balance	Type of Ownership
Charles Schwab & Co. Inc. Special Account For the Exclusive Benefit of Customers ATTN: Mutual Funds 4500 Cherry Creek Dr. S. Denver, CO 80222	36.22%	8,298,744	$66,265,470.84	Record Only

Wells Fargo Bank MN NA FBO Westcore MIDCO Growth ATTN: Mutual Fund OPS P.O. Box 1533 Minneapolis, MN 55480-1533	10.39%	2,379,423	$18,999,692.66	Record Only

Rocky Mountain News Guild c/o Denver Investment Advisors LLC 1225 17th Street, 26th Floor Denver, CO 80202	5.20%	1,190,245	$9,504,106.33	Beneficial Only

Colorado Business Bank Private Asset Management Division 821 17th Street, Suite 100 Denver, CO 80202-3007	13.63%	3,123,132	$24,938,209.02	Record Only

WESTCORE GROWTH FUND

Name and Address of Shareholder	% of Fund Held	Share Balance	Asset Balance	Type of Ownership
Charles Schwab & Co. Inc. Special Account For The Exclusive Benefit Of Customers ATTN: Mutual Funds 4500 Cherry Creek Dr. S. Denver, CO 80222	21.69%	4,399,463	$53,633,413.49	Record Only

National Financial Services LLC For The Exclusive Benefit of Our Customers 200 Liberty Street One World Financial Center ATTN: Mutual Funds Dept, 5th Floor New York, NY 10281	53.99%	10,949,009	$133,478,273.82	Record Only

WESTCORE BLUE CHIP FUND

Name and Address of Shareholder	% of Fund Held	Share Balance	Asset Balance	Type of Ownership
Colorado Business Bank Private Asset Management Division 821 17th Street, Suite 100 Denver, CO 80202-3007	26.90%	1,286,003	$16,985,399.02	Record Only

Denver Typo Union c/o Denver Investment Advisors LLC 1225 17th Street, 26th Floor Denver, CO 80202	7.19%	343,827	$4,541,232.63	Beneficial Only

Rocky Mountain News Guild c/o Denver Investment Advisors LLC 1225 17th Street, 26th Floor Denver, CO 80202	8.68%	414,947	$5,480,578.48	Beneficial Only

Wells Fargo Bank MN NA FBO RPS Westcore Blue Chip P.O. Box 1533 Minneapolis, MN 55480-1533	10.78%	515,038	$6,802,570.40	Record Only

Denver Mailers Union c/o Denver Investment Advisors LLC 1225 17th Street, 26th Floor Denver, CO 80202	6.28%	300,061	$3,963,175.68	Beneficial Only

Christian Labor Assoc. PEN FD c/o Denver Investment Advisors LLC 1225 17th Street, 26th Floor Denver, CO 80202	5.61%	268,188	$3,542,200.29	Record & Beneficial

Charles Schwab & Co. Inc. Special Account for the Exclusive Benefit of Customers ATTN: Mutual Funds 4500 Cherry Creek Dr. S. Denver, CO 80222	11.63%	555,833	$7,341,386.68	Record Only

Denver Investment Advisors LLC Retirement Plan 1225 17th Street, 26th Floor Denver, CO 80202	9.67%	462,117	6,103,598.39	Record Only

WESTCORE SMALL-CAP OPPORTUNITY FUND

Name and Address of Shareholder	% of Fund Held	Share Balance	Asset Balance	Type of Ownership
Christian Labor Assoc. PEN FD c/o Denver Investment Advisors LLC 1225 17th Street, 26th Floor Denver, CO 80202	7.99%	47,570	$1,712,401.08	Record & Beneficial

Kenneth V. Penland c/o Denver Investment Advisors LLC 1225 17th Street, 26th Floor Denver, CO 80202	5.38%	32,009	$1,152,243.98	Record & Beneficial

Charles Schwab & Co. Inc. Special Account For The Exclusive Benefit Of Customers ATTN: Mutual Funds 4500 Cherry Creek Dr. S. Denver, CO 80222	17.96%	106,923	$3,848,960.69	Record Only

Wells Fargo Bank NA FBO RPS Westcore Small-Cap Opportunity Fund PO Box 1533 Minneapolis, MN 55480-1533	20.80%	123,783	$4,455,878.54	Record Only

So. California Air Cond Dist. 401(k) Plan c/o Wells Fargo Bank NA PO Box 1533 Minneapolis, MN 55480-1533	8.63%	51,395	$1,850,104.45	Beneficial Only

Denver Investment Advisors LLC Retirement Plan 1225 17th Street, 26th Fl. Denver, CO 80202	8.22%	48,939	$1,761,665.13	Beneficial Only

WESTCORE FLEXIBLE INCOME FUND

Name and Address of Shareholder	% of Fund Held	Share Balance	Asset Balance	Type of Ownership
Charles Schwab & Co. Inc. Special Account for the Exclusive Benefit Of Customers ATTN: Mutual Funds 4500 Cherry Creek Dr. S. Denver, CO 80222	45.09%	8,444,354	$84,559,227.65	Record Only

National Financial Services For the Exclusive Benefit of Our Customers 200 Liberty Street One World Financial Center Attn: Mutual Funds Dept., 5th Floor New York, NY 10281	35.31%	6,613,005	$66,220,648.17	Record Only

WESTCORE PLUS BOND FUND

Name and Address of Shareholder	% of Fund Held	Share Balance	Asset Balance	Type of Ownership
Colorado Business Bank Private Asset Management Division 821 17th Street, Suite 100 Denver, CO 80202-3007	5.28%	2,812,605	$29,388,347.12	Record Only

Charles Schwab & Co. Inc. Special Account For The Exclusive Benefit Of Customers ATTN: Mutual Funds 4500 Cherry Creek Dr. S. Denver, CO 80222	31.37%	16,706,928	$174,567,349.29	Record Only

National Financial Services For the Exclusive Benefit of Our Customers 200 Liberty Street One World Financial Center Attn: Mutual Funds Dept., 5th Floor New York, NY 10281	35.08%	18,684,724	$195,232,944.13	Record Only

WESTCORE COLORADO TAX-EXEMPT FUND

Name and Address of Shareholder	% of Fund Held	Share Balance	Asset Balance	Type of Ownership
Charles Schwab & Co. Inc. Special Account For The Exclusive Benefits Of Customers ATTN: Mutual Funds 4500 Cherry Creek Dr. S. Denver, CO 80222	59.39%	2,981,396	$33,178,465.39	Record Only

Janet E. Penland c/o Denver Investment Advisors LLC 1225 17th Street, 26th Floor Denver, CO 80202	6.04%	303,254	$3,374,762.14	Record Only

WESTCORE MID-CAP VALUE FUND

Name and Address of Shareholder	% of Fund Held	Share Balance	Asset Balance	Type of Ownership
Charles Schwab & Co. Inc. Special Account For The Exclusive Benefit Of Customers ATTN: Mutual Funds 4500 Cherry Creek Dr. S. Denver, CO 80222	50.79%	1,900,189	$36,913,261.53	Record Only

Maril & Co. c/o M & I Trust Co. 1000 N. Water St. Milwaukee, WI 53202	10.56%	395,222	$7,677,622.09	Record Only

National Investors Services 55 Water Street, 32nd Fl New York, NY 10041	8.67%	324,379	$6,301,418.89	Record Only

Investors Trust Company 2201 Ridgewood Rd #180 Wyomissing, PA 19610	5.15%	192,575	$3,740,981.21	Record Only

WESTCORE INTERNATIONAL FRONTIER FUND

Name and Address of Shareholder	% of Fund Held	Share Balance	Asset Balance	Type of Ownership
Charles Schwab & Co. Inc. Special Account For The Exclusive Benefit Of Customers ATTN: Mutual Funds 4500 Cherry Creek Dr. S. Denver, CO 80222	56.28%	1,547,023	$19,939,888.85	Record Only

Wells Fargo Bank NA PO Box 1533 Minneapolis, MN 55480-1533	5.45%	149,764	$1,930,344.85	Record Only

Maril & Co. c/o M & I Trust Co. 1000 N. Water St. Milwaukee, WI 53202	13.55%	372,452	$4,800,608.32	Record Only

Denver Investment Advisors LLC Retirement Plan 1225 17th Street, 26th Fl. Denver, CO 80202	5.45%	149,764	$1,930,344.85	Beneficial Only

WESTCORE SELECT FUND

Name and Address of Shareholder	% of Fund Held	Share Balance	Asset Balance	Type of Ownership
Colorado State Bank & Trust PO Box 2180 Tulsa, OK 74101-2180	5.57%	38,871	$605,666.20	Record Only

Charles Schwab & Co. Inc. Special Account For The Exclusive Benefit Of Customers ATTN: Mutual Funds 4500 Cherry Creek Dr. S. Denver, CO 80222	48.56%	338,813	$5,279,147.00	Record Only

Wells Fargo Bank MN NA FBO Westcore Select Fund ATTN: Mutual Funds P.O. Box 1533 Minneapolis, MN 55480-1533	18.07%	126,044	$1,963,929.38	Record Only

Denver Investment Advisors LLC Retirement Plan 1225 17th Street, 26th Fl. Denver, CO 80202	15.64%	109,150	$1,963,772.37	Beneficial Only

Michael B. Benson c/o Denver Investment Advisors, LLC 1225 17th Street, 26th Floor Denver, CO 80202	7.13%	49,742	$775,046.61	Beneficial Only

WESTCORE SMALL-CAP VALUE FUND

Name and Address of Shareholder	% of Fund Held	Share Balance	Asset Balance	Type of Ownership
Charles Schwab & Co. Inc. Special Account For The Exclusive Benefit Of Customers ATTN: Mutual Funds 4500 Cherry Creek Dr. S. Denver, CO 80222	61.54%	2,409,152	$27,316,651.78	Record Only

Patterson & Co. Omnibus C/C 1525 West Wt. Harris Blvd. Charlotte, NC 28288-1151	5.14%	201,329	$2,282,809.13	Record Only
National Financial Services For the Exclusive Benefit of Our Customers 200 Liberty Street One World Financial Center Attn: Mutual Funds Dept., 5th Floor New York, NY 10281	6.81%	266,512	$3,021,899.61	Record Only

All above-listed shares of the Westcore MIDCO Growth Fund, Westcore Growth Fund, Westcore Blue Chip Fund, Westcore Small-Cap Opportunity Fund,  Westcore Flexible Income Fund, Westcore Plus Bond Fund, Westcore Colorado Tax-Exempt Fund, Westcore Mid-Cap Value Fund, Westcore International Frontier Fund, Westcore Select Fund and Westcore Small-Cap Value Fund, were owned of record by the owners named above, except to the Trust's knowledge where also owned beneficially as indicated above.

Insofar as the Adviser of the Fund is aware, as of August 31, 2006, no person owned, beneficially or of record, more than 25% of the outstanding shares of a Fund, except for (1) Charles Schwab & Co., Inc., in Westcore MIDCO Growth Fund, Westcore Flexible Income Fund, Westcore Plus Bond Fund, Westcore Colorado Tax-Exempt Fund, Westcore Mid-Cap Value Fund, Westcore International Frontier Fund, Westcore Select Fund and Westcore Small-Cap Value Fund; (2) Colorado Business Bank in Westcore Blue Chip Fund; and (3) National Financial Services in Westcore Growth Fund, Westcore Flexible Income Fund and Westcore Plus Bond Fund.  Any person owning more than 25% of the outstanding shares of a Fund may be deemed to control it.  Each of these persons is believed to hold its shares of the Funds as nominee for the benefit of its clients.

APPENDIX A

DESCRIPTION OF SECURITIES RATINGS

Short-Term Credit Ratings

A Standard & Poor's short-term issue credit rating is a current opinion of the creditworthiness of an obligor with respect to a specific financial obligation having an original maturity of no more than 365 days.  The following summarizes the rating categories used by Standard & Poor's for short-term issues:

"A-1" - Obligations are rated in the highest category and indicate that the obligor's capacity to meet its financial commitment on the obligation is strong.  Within this category, certain obligations are designated with a plus sign (+).  This indicates that the obligor's capacity to meet its financial commitment on these obligations is extremely strong.

"A-2" - Obligations are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories. However, the obligor's capacity to meet its financial commitment on the obligation is satisfactory.

"A-3" - Obligations exhibit adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

"B" - Obligations have significant speculative characteristics.  The obligor currently has the capacity to meet its financial commitment on the obligation.  However, it faces major ongoing uncertainties that could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.

"C" - Obligations are currently vulnerable to nonpayment and are dependent upon favorable business, financial and economic conditions for the obligor to meet its financial commitment on the obligation.

"D" - Obligations are in payment default.  The "D" rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor's believes that such payments will be made during such grace period.  The "D" rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

Local Currency and Foreign Currency Risks - Country risk considerations are a standard part of Standard & Poor's analysis for credit ratings on any issuer or issue.  Currency of repayment is a key factor in this analysis.  An obligor's capacity to repay foreign currency obligations may be lower than its capacity to repay obligations in its local currency due to the sovereign government's own relatively lower capacity to repay external versus domestic debt.  These sovereign risk considerations are incorporated in the debt ratings assigned to specific issues.  Foreign currency issuer ratings are also distinguished from local currency issuer ratings to identify those instances where sovereign risks make them different for the same issuer.

Moody's short-term ratings are opinions of the ability of issuers to honor senior financial obligations and contracts.  These obligations have an original maturity not exceeding one year, unless explicitly noted.  The following summarizes the rating categories used by Moody's for short-term obligations:

"Prime-1" - Issuers (or supporting institutions) have a superior ability for repayment of senior short-term debt obligations.  Prime-1 repayment ability will often be evidenced by many of the following characteristics:  leading market positions in well-established industries; high rates of return on funds employed; conservative capitalization structure with moderate reliance on debt and ample asset protection; broad margins in earnings coverage of fixed financial charges and high internal cash generation; and well-established access to a range of financial markets and assured sources of alternate liquidity.

"Prime-2" - Issuers (or supporting institutions) have a strong ability to repay senior short-term debt obligations.  This will normally be evidenced by many of the characteristics cited above but to a lesser degree.  Earnings trends and coverage ratios, while sound, may be more subject to variation than is the case for Prime-1 securities.  Capitalization characteristics, while still appropriate, may be more affected by external conditions.  Ample alternate liquidity is maintained.

"Prime-3" - Issuers (or supporting institutions) have an acceptable ability for repayment of senior short-term debt obligations.  The effect of industry characteristics and market compositions may be more pronounced.  Variability in earnings and profitability may result in changes in the level of debt-protection measurements and may require relatively high financial leverage.  Adequate alternate liquidity is maintained.

"Not Prime" - Issuers do not fall within any of the Prime rating categories.

Fitch short-term ratings apply to time horizons of less than 12 months for most obligations, or up to three years for U.S. public finance securities, and thus place greater emphasis on the liquidity necessary to meet financial commitments in a timely manner.  The following summarizes the rating categories used by Fitch for short-term obligations:

"F1" - Securities possess the highest credit quality.  This designation indicates the strongest capacity for timely payment of financial commitments and may have an added "+" to denote any exceptionally strong credit feature.

"F2" - Securities possess good credit quality.  This designation indicates a satisfactory capacity for timely payment of financial commitments, but the margin of safety is not as great as in the case of the higher ratings.

"F3" - Securities possess fair credit quality.  This designation indicates that the capacity for timely payment of financial commitments is adequate; however, near-term adverse changes could result in a reduction to non-investment grade.

"B" - Securities possess speculative credit quality.  This designation indicates minimal capacity for timely payment of financial commitments, plus vulnerability to near-term adverse changes in financial and economic conditions.

"C" - Securities possess high default risk.  Default is a real possibility.  This designation indicates a capacity for meeting financial commitments that is solely reliant upon a sustained, favorable business and economic environment.

"D" - Securities are in actual or imminent payment default.

Long-Term Credit Ratings

The following summarizes the ratings used by Standard & Poor's for long-term issues:

"AAA" - An obligation rated "AAA" has the highest rating assigned by Standard & Poor's.  The obligor's capacity to meet its financial commitment on the obligation is extremely strong.

"AA" - An obligation rated "AA" differs from the highest rated obligations only in small degree.  The obligor's capacity to meet its financial commitment on the obligation is very strong.

"A" - An obligation rated "A" is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher-rated categories.  However, the obligor's capacity to meet its financial commitment on the obligation is still strong.

"BBB" - An obligation rated "BBB" exhibits adequate protection parameters.  However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

Obligations rated "BB," "B," "CCC," "CC" and "C" are regarded as having significant speculative characteristics.  "BB" indicates the least degree of speculation and "C" the highest.  While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.

"BB" - An obligation rated "BB" is less vulnerable to nonpayment than other speculative issues.  However, it faces major ongoing uncertainties or exposure to adverse business, financial or economic conditions which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.

"B" - An obligation rated "B" is more vulnerable to nonpayment than obligations rated "BB," but the obligor currently has the capacity to meet its financial commitment on the obligation.  Adverse business, financial or economic conditions will likely impair the obligor's capacity or willingness to meet its financial commitment on the obligation.

"CCC" - An obligation rated "CCC" is currently vulnerable to nonpayment and is dependent upon favorable business, financial and economic conditions for the obligor to meet its financial commitment on the obligation.  In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.

"CC" - An obligation rated "CC" is currently highly vulnerable to nonpayment.

"C" - A subordinated debt obligation rated "C" is currently highly vulnerable to nonpayment.  The "C" rating may be used to cover a situation where a bankruptcy petition has been filed or similar action taken, but payments on this obligation are being continued.

"D" - An obligation rated "D" is in payment default.  The "D" rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor's believes that such payment will be made during such grace period.  The "D" rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

-        PLUS (+) OR MINUS (-) - The ratings from "AA" through "CCC" may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

The following summarizes the ratings used by Moody's for long-term debt:

"Aaa" - Bonds are judged to be of the best quality.  They carry the smallest degree of investment risk and are generally referred to as "gilt edged."  Interest payments are protected by a large or by an exceptionally stable margin and principal is secure.  While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

"Aa" - Bonds are judged to be of high quality by all standards.  Together with the "Aaa" group they comprise what are generally known as high-grade bonds.  They are rated lower than the best bonds because margins of protection may not be as large as in "Aaa" securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risk appear somewhat larger than the "Aaa" securities.

"A" - Bonds possess many favorable investment attributes and are to be considered as upper-medium-grade obligations.  Factors giving security to principal and interest are considered adequate, but elements may be present that suggest a susceptibility to impairment sometime in the future.

"Baa" - Bonds are considered as medium-grade obligations, (i.e., they are neither highly protected nor poorly secured).  Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time.  Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

"Ba" - Bonds are judged to have speculative elements; their future cannot be considered as well-assured. Often the protection of interest and principal payments may be very moderate, and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

"B" - Bonds generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

"Caa" - Bonds are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

"Ca" - Bonds represent obligations that are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

"C" - Bonds are the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

Note:  Moody's applies numerical modifiers 1, 2, and 3 in each generic rating classification from "Aa" through "Caa."  The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of its generic rating category.

The following summarizes long-term ratings used by Fitch:

"AAA" - Securities considered to be investment grade and of the highest credit quality.  These ratings denote the lowest expectation of credit risk and are assigned only in case of exceptionally strong capacity for timely payment of financial commitments.  This capacity is highly unlikely to be adversely affected by foreseeable events.

"AA" - Securities considered to be investment grade and of very high credit quality.  These ratings denote a very low expectation of credit risk and indicate very strong capacity for timely payment of financial commitments.  This capacity is not significantly vulnerable to foreseeable events.

"A" - Securities considered to be investment grade and of high credit quality.  These ratings denote a low expectation of credit risk.  The capacity for timely payment of financial commitments is considered strong.  This capacity may, nevertheless, be more vulnerable to changes in circumstances or in economic conditions than is the case for higher ratings.

"BBB" - Securities considered to be investment grade and of good credit quality.  These ratings denote that there is currently a low expectation of credit risk.  The capacity for timely payment of financial commitments is considered adequate, but adverse changes in circumstances and in economic conditions are more likely to impair this capacity.  This is the lowest investment grade category.

"BB" - Securities considered to be speculative.  These ratings indicate that there is a possibility of credit risk developing, particularly as the result of adverse economic change over time; however, business or financial alternatives may be available to allow financial commitments to be met.  Securities rated in this category are not investment grade.

"B" - Securities considered to be highly speculative.  These ratings indicate that significant credit risk is present, but a limited margin of safety remains.  Financial commitments are currently being met; however, capacity for continued payment is contingent upon a sustained, favorable business and economic environment.

"CCC," "CC" and "C" - Securities have high default risk.  Default is a real possibility, and capacity for meeting financial commitments is solely reliant upon sustained, favorable business or economic developments.  "CC" ratings indicate that default of some kind appears probable, and "C" ratings signal imminent default.

"DDD," "DD" and "D" - Securities are in default.  The ratings of obligations in these categories are based on their prospects for achieving partial or full recovery in a reorganization or liquidation of the obligor.  While expected recovery values are highly speculative and cannot be estimated with any precision, the following serve as general guidelines.  "DDD" obligations have the highest potential for recovery, around 90%-100% of outstanding amounts and accrued interest.  "DD" indicates potential recoveries in the range of 50%-90%, and "D" the lowest recovery potential, i.e., below 50%.

Entities rated in this category have defaulted on some or all of their obligations.  Entities rated "DDD" have the highest prospect for resumption of performance or continued operation with or without a formal reorganization process.  Entities rated "DD" and "D" are generally undergoing a formal reorganization or liquidation process; those rated "DD" are likely to satisfy a higher portion of their outstanding obligations, while entities rated "D" have a poor prospect for repaying all obligations.

PLUS (+) or MINUS (-) may be appended to a rating to denote relative status within major rating categories.  Such suffixes are not added to the "AAA" long-term rating category or to categories below "CCC".

Notes to Short-Term and Long-Term Credit Ratings

Standard & Poor's

CreditWatch:  CreditWatch highlights the potential direction of a short- or long-term rating.  It focuses on identifiable events and short-term trends that cause ratings to be placed under special surveillance by Standard & Poor's analytical staff.  These may include mergers, recapitalizations, voter referendums, regulatory action, or anticipated operating developments.  Ratings appear on CreditWatch when such an event or a deviation from an expected trend occurs and additional information is necessary to evaluate the current rating.  A listing, however, does not mean a rating change is inevitable, and whenever possible, a range of alternative ratings will be shown.  CreditWatch is not intended to include all ratings under review, and rating changes may occur without the ratings having first appeared on CreditWatch.  The "positive" designation means that a rating may be raised; "negative" means a rating may be lowered; and "developing" means that a rating may be raised, lowered or affirmed.

Rating Outlook:  A Standard & Poor's Rating Outlook assesses the potential direction of a long-term credit rating over the intermediate to longer term.  In determining a Rating Outlook, consideration is given to any changes in the economic and/or fundamental business conditions.  An Outlook is not necessarily a precursor of a rating change or future CreditWatch action.

  Positive means that a rating may be raised.

  Negative means that a rating may be lowered.

  Stable means that a rating is not likely to change.

  Developing means a rating may be raised or lowered.

  N.M. means not meaningful.

Moody's

Watchlist:  Watchlists list the names of credits whose ratings have a likelihood of changing.  These names are actively under review because of developing trends or events that, in Moody's opinion, warrant a more extensive examination.  Inclusion on this Watchlist is made solely at the discretion of Moody's Investors Service, and not all borrowers with ratings presently under review for possible downgrade or upgrade are included on any one Watchlist.  In certain cases, names may be removed from this Watchlist without a change in rating.

Fitch

Withdrawn:  A rating is withdrawn when Fitch deems the amount of information available to be inadequate for rating purposes, or when an obligation matures, is called, or refinanced.

Rating Watch:  Ratings are placed on Rating Watch to notify investors that there is a reasonable probability of a rating change and the likely direction of such change.  These are designated as "Positive", indicating a potential upgrade, "Negative", for a potential downgrade, or "Evolving", if ratings may be raised, lowered or maintained.  Rating Watch is typically resolved over a relatively short period.

Rating Outlook:  A Rating Outlook indicates the direction a rating is likely to move over a one to two-year period.  Outlooks may be positive, stable or negative.  A positive or negative Rating Outlook does not imply a rating change is inevitable.  Similarly, companies whose outlooks are "stable" could be upgraded or downgraded before an outlook moves to a positive or negative if circumstances warrant such an action.  Occasionally, Fitch may be unable to identify the fundamental trend.  In these cases, the Rating Outlook may be described as evolving.

Municipal Note Ratings

A Standard & Poor's note rating reflects the liquidity factors and market access risks unique to notes due in three years or less.  The following summarizes the ratings used by Standard & Poor's for municipal notes:

"SP-1" - The issuers of these municipal notes exhibit a strong capacity to pay principal and interest.  Those issues determined to possess a very strong capacity to pay debt service are given a plus (+) designation.

"SP-2" - The issuers of these municipal notes exhibit a satisfactory capacity to pay principal and interest, with some vulnerability to adverse financial and economic changes over the term of the notes.

"SP-3" - The issuers of these municipal notes exhibit speculative capacity to pay principal and interest.

In municipal debt issuance, there are three rating categories for short-term obligations that are considered investment grade.  These ratings are designated Moody's Investment Grade ("MIG") and are divided into three levels - MIG 1 through MIG 3.  In the case of variable rate demand obligations, a two-component rating is assigned.  The first element represents Moody's evaluation of the degree of risk associated with scheduled principal and interest payments.  The second element represents Moody's evaluation of the degree of risk associated with the demand feature, using the MIG rating scale.  The short-term rating assigned to the demand feature is designated as VMIG.  MIG ratings expire at note maturity.  By contrast, VMIG ratings expirations will be a function of each issue's specific structural or credit features.  The following summarizes the ratings by Moody's for these short-term obligations:

"MIG-1"/"VMIG-1" - This designation denotes superior credit quality.  Excellent protection is afforded by established cash flows, highly reliable liquidity support or demonstrated broad-based access to the market for refinancing.

"MIG-2"/"VMIG-2" - This designation denotes strong credit quality.  Margins of protection are ample although not as large as in the preceding group.

"MIG-3"/"VMIG-3" - This designation denotes acceptable credit quality.  Liquidity and cash flow protection may be narrow and market access for refinancing is likely to be less well established.

"SG" - This designation denotes speculative-grade credit quality.  Debt instruments in this category lack sufficient margins of protection.

Fitch uses the same ratings for municipal securities as described above for other short-term credit ratings.

About Credit Ratings

A Standard & Poor's issue credit rating is a current opinion of the creditworthiness of an obligor with respect to a specific financial obligation.  The issue credit rating is not a recommendation to purchase, sell or hold a financial obligation.  Credit ratings may be changed, suspended or withdrawn.

Moody's credit ratings must be construed solely as statements of opinion and not recommendations to purchase, sell or hold any securities.

Fitch credit ratings are an opinion on the ability of an entity or of a securities issue to meet financial commitments on a timely basis.  Fitch credit ratings are used by investors as indications of the likelihood of getting their money back in accordance with the terms on which they invested.  However, Fitch credit ratings are not recommendations to buy, sell or hold any security.  Ratings may be changed or withdrawn.

APPENDIX B

As stated in the Prospectus, all Westcore Funds, other than the Westcore Colorado Tax-Exempt Fund may enter into futures contracts and options on futures contracts for hedging purposes.  Such transactions are described in this Appendix.  Futures contracts are contracts that provide for the sale or purchase of a specified financial instrument or currency at a future time at a specified price.  An option on a futures contract gives the purchaser the right (and the writer of the option the obligation) to assume a position in a futures contract at a specified exercise price within a specified period of time.  A futures contract may be based on interest rates, various securities (such as U.S. government securities or a single stock ("security future")), securities indices ("stock index future"), foreign currencies, and other financial instruments and indices.  The Funds may engage in futures transactions on both U.S. and foreign exchanges.

Futures contracts entered into by a Fund (other than single stock futures and narrow based security index futures) are traded either over the counter or on trading facilities such as contract markets, derivatives transaction execution facilities, exempt boards of trade or electronic trading facilities that are licensed and/or regulated to varying degrees by the Commodity Futures Trading Commission ("CFTC") or, with respect to certain funds, on foreign exchanges.  Single stock futures and narrow based security index futures are traded either over the counter or on trading facilities such as contract markets, derivatives transaction execution facilities, and electronic trading facilities that are licensed and/or regulated to varying degrees by both the CFTC and the SEC or, with respect to certain funds, on foreign exchanges.  A clearing corporation associated with the exchange or trading facility on which futures are traded guarantees that, if still open, the sale or purchase will be performed on the settlement date.

Neither the CFTC, National Futures Association, SEC nor any domestic exchange regulates activities of any foreign exchange or boards of trade, including the execution, delivery and clearing of transactions, or has the power to compel enforcement of the rules of a foreign exchange or board of trade or any applicable foreign law.  This is true even if the exchange is formally linked to a domestic market so that a position taken on the market may be liquidated by a transaction on another market.  Moreover, such laws or regulations will vary depending on the foreign country in which the foreign futures or foreign options transaction occurs.  For these reasons, persons who trade foreign futures or foreign options contracts may not be afforded certain of the protective measures provided by the Commodity Exchange Act, the CFTC's or SEC's regulations and other federal securities laws and regulations and the rules of the National Futures Association and any domestic exchange, including the right to use reparations proceedings before the CFTC and arbitration proceedings provided by the National Futures Association or any domestic futures exchange.  In particular, a Fund's investments in foreign futures or foreign options transactions may not be provided the same protections in respect of transactions on United States futures exchanges.

Interest Rate Futures Contracts.

Use of Interest Rate Futures Contracts.  Bond prices are established in both the cash market and the futures market. In the cash market, bonds are purchased and sold with payment for the full purchase price of the bond being made in cash, generally within five business days after the trade.  In the futures market, only a contract is made to purchase or sell a bond in the future for a set price on a certain date.  Historically, the prices for bonds established in the futures markets have tended to move generally in the aggregate in concert with the cash market prices and have maintained fairly predictable relationships.  Accordingly, the Funds may use interest rate futures as a defense, or hedge, against anticipated interest rate changes and not for speculation.  As described below, this would include the use of futures contract sales to protect against expected increases in interest rates and futures contract purchases to offset the impact of interest rate declines.

            The Funds presently could accomplish a similar result to that which it hopes to achieve through the use of futures contracts by selling bonds with long maturities and investing in bonds with short maturities when interest rates are expected to increase, or conversely, selling short-term bonds and investing in long-term bonds when interest rates are expected to decline.  However, because of the liquidity that is often available in the futures market the protection is more likely to be achieved, perhaps at a lower cost and without changing the rate of interest being earned by the Funds, through using futures contracts.

            Description of Interest Rate Futures Contracts.  An interest rate futures contract sale would create an obligation by a Fund, as seller, to deliver the specific type of financial instrument called for in the contract at a specific future time for a specified price.  A futures contract purchase would create an obligation by a Fund, as purchaser, to take delivery of the specific type of financial instrument at a specific future time at a specific price.  The specific securities delivered or taken, respectively, at settlement date, would not be determined until at or near that date.  For futures traded on certain trading facilities, the determination would be in accordance with the rules of the exchange or other trading facility on which the futures contract sale or purchase was made.

            Although interest rate futures contracts by their terms call for actual delivery or acceptance of securities, in most cases the contracts are closed out before the settlement date without the making or taking of delivery of securities.  Closing out a futures contract sale is effected by a Fund entering into a futures contract purchase for the same aggregate amount of the specific type of financial instrument and the same delivery date.  If the price of the sale exceeds the price of the offsetting purchase, a Fund is immediately paid the difference and thus realizes a gain.  If the offsetting purchase price exceeds the sale price, a Fund pays the difference and realizes a loss.  Similarly, the closing out of a futures contract purchase is effected by the Fund entering into a futures contract sale.  If the offsetting sale price exceeds the purchase price, a Fund realizes a gain, and if the purchase price exceeds the offsetting sale price, a Fund realizes a loss.

            A public market now exists in futures contracts covering various financial instruments including long-term Treasury Bonds and Notes; GNMA modified pass-through mortgage-backed securities; three-month Treasury Bills; and ninety-day commercial paper.  A Fund may trade in any futures contract for which there exists a public market, including, without limitation, the foregoing instruments.

Security Futures Contracts and Stock Index Futures Contracts.

            Security Futures Contracts.  A Fund may purchase and sell futures contracts for individual securities in order to seek to increase total return or to hedge against changes in securities prices.  When securities prices are falling, a Fund can seek, by selling security futures contracts, to offset a decline in the value of its current portfolio securities.  When securities prices are rising, a Fund can attempt, by purchasing security futures contracts, to secure better prices than might later be available in the market when it effects anticipated purchases.  For example, a Fund may take a "short" position in the futures market by selling futures contracts to seek to hedge against an anticipated decline in market prices that would adversely affect the dollar value of the Fund's portfolio securities.  On other occasions, a Fund may take a "long" position by purchasing such futures contracts, for example, when it anticipates the purchase of a particular security when it has the necessary cash, but expects the prices then available in the applicable market to be less favorable than prices that are currently available.

            Although under some circumstances prices of securities in a Fund's portfolio may be more or less volatile than prices of such futures contracts, the Adviser will attempt to estimate the extent of this volatility difference based on historical patterns and compensate for any such differential by having a Fund enter into a greater or lesser number of futures contracts or by attempting to achieve only a partial hedge against price changes affecting a Fund's securities portfolio.  When hedging of this character is successful, any depreciation in the value of portfolio securities will be substantially offset by appreciation in the value of the futures position.  On the other hand, any unanticipated appreciation in the value of a Fund's portfolio securities would be substantially offset by a decline in the value of the futures position.

            Stock Index Futures Contracts.  A stock index assigns relative values to the stocks included in the index and the index fluctuates with changes in the market values of the stocks included.  Some stock index futures contracts are based on broad market indexes, such as the Standard & Poor's 500 or the New York Stock Exchange Composite Index.  In contrast, there are also futures contracts on narrower market indexes, such as the Standard & Poor's 100 or indexes based on an industry or market segment, such as oil and gas stocks.

            A Fund will sell index futures contracts in order to offset a decrease in market value of its securities that might otherwise result from a market decline.  A Fund may do so either to hedge the value of its portfolio as a whole, or to protect against declines, occurring prior to sales of securities, in the value of the securities to be sold.  Conversely, a Fund will purchase index futures contracts in anticipation of purchases of securities.  In a substantial majority of these transactions, a Fund will purchase such securities upon termination of the long futures position, but a long futures position may be terminated without a corresponding purchase of securities.

            In addition, a Fund may utilize stock index futures contracts in anticipation of changes in the composition of its holdings.  For example, in the event that a Fund expects to narrow the range of industry groups represented in its holdings it may, prior to making purchases of the actual securities, establish a long futures position based on a more restricted index, such as an index comprised of securities of a particular industry group.  A Fund may also sell futures contracts in connection with this strategy, in order to protect against the possibility that the value of the securities to be sold as part of the restructuring of its portfolio will decline prior to the time of sale.

Futures Contracts on Foreign Currencies.

            To the extent a Fund invests in foreign securities, it may purchase and sell futures contracts on foreign currencies in order to seek to increase total return or to hedge against changes in currency exchange rates.  A futures contract on foreign currency creates a binding obligation on one party to deliver, and a corresponding obligation on another party to accept delivery of, a stated quantity of a foreign currency, for an amount fixed in U.S. dollars.  Foreign currency futures may be used by a Fund to hedge against exposure to fluctuations in exchange rates between the U.S. dollar and other currencies arising from multinational transactions.  For example, a Fund may take a "short" position to seek to hedge against an anticipated decline in currency exchange rates that would adversely affect the dollar value of the Fund's portfolio securities.  On other occasions, a Fund may take a "long" position by purchasing such futures contracts, for example, when it anticipates the purchase of a particular security when it has the necessary cash, but expects the currency exchange rates then available in the applicable market to be less favorable than rates that are currently available.

Margin Payments.

            Unlike when a Fund purchases or sells a security, no price is paid or received by a Fund upon the purchase or sale of a futures contract.  Initially, a Fund will be required to deposit with the broker or in a segregated account with a Fund's custodian an amount of cash or cash equivalents, the value of which may vary but is generally equal to 10% or less of the value of the contract.  This amount is known as initial margin.  The nature of initial margin in futures transactions is different from that of margin in security transactions in that futures contract margin does not involve the borrowing of funds by the customer to finance the transactions.  Rather, the initial margin is in the nature of a performance bond or good faith deposit on the contract that is returned to a Fund upon termination of the futures contract assuming all contractual obligations have been satisfied.  Subsequent payments, called variation margin, to and from the broker, will be made on a daily basis as the price of the underlying instrument fluctuates making the long and short positions in the futures contract more or less valuable, a process known as "marking-to-market."  For example, when a Fund has purchased a futures contract and the price of the contract has risen in response to a rise in the underlying instruments, that position will have increased in value and a Fund will be entitled to receive from the broker a variation margin payment equal to that increase in value.  Conversely, where a Fund has purchased a futures contract and the price of the futures contract has declined in response to a decrease in the underlying instruments, the position would be less valuable and a Fund would be required to make a variation margin payment to the broker.  At any time prior to expiration of the futures contract, Denver Investment Advisors may elect to close the position by taking an opposite position, subject to the availability of a secondary market, that will operate to terminate a Fund's position in the futures contract.  A final determination of variation margin is then made, additional cash is required to be paid by or released to a Fund, and a Fund realizes a loss or gain.

Risks of Transactions in Futures Contracts.

            There are several risks in connection with the use of futures by a Fund as a hedging device.  One risk arises because of the imperfect correlation between movements in the price of the future and movements in the price of the securities that are the subject of the hedge.  The price of the future may move more than or less than the price of the securities being hedged.  If the price of the future moves less than the price of the securities that are the subject of the hedge, the hedge will not be fully effective but, if the price of the securities being hedged has moved in an unfavorable direction, a Fund would be in a better position than if it had not hedged at all.  If the price of the securities being hedged has moved in a favorable direction, this advantage will be partially offset by the loss on the future.  If the price of the future moves more than the price of the hedged securities, a Fund involved will experience either a loss or gain on the future that will not be completely offset by movements in the price of the securities that are the subject of the hedge.  To compensate for the imperfect correlation of movements in the price of securities being hedged and movements in the price of futures contracts, a Fund may buy or sell futures contracts in a greater dollar amount than the dollar amount of securities being hedged if the volatility over a particular time period of the prices of such securities has been greater than the volatility over such time period of the future, or if otherwise deemed to be appropriate by Denver Investment Advisors.  Conversely, a Fund may buy or sell fewer futures contracts if the volatility over a particular time period of the prices of the securities being hedged is less than the volatility over such time period of the futures contract being used, or if otherwise deemed to be appropriate by Denver Investment Advisors.  It is also possible that, where a Fund has sold futures to hedge its portfolio against a decline in the market, the market may advance and the value of securities held by a Fund may decline.  If this occurred, a Fund would lose money on the future and also experience a decline in value in its portfolio securities.

            Where futures are purchased to hedge against a possible increase in the price of securities or a currency before a Fund is able to invest its cash (or cash equivalents) in securities (or options) in an orderly fashion, it is possible that the market may decline instead; if a Fund then concludes not to invest in securities or options at that time because of concern as to possible further market decline or for other reasons, a Fund will realize a loss on the futures contract that is not offset by a reduction in the price of securities purchased.

            In addition to the possibility that there may be an imperfect correlation, or no correlation at all, between movements in the futures and the securities being hedged, the price of futures may not correlate perfectly with movement in the cash market due to certain market distortions.  Rather than meeting additional margin deposit requirements, investors may close futures contracts through off-setting transactions which could distort the normal relationship between the cash and futures markets.  Second, with respect to financial futures contracts, the liquidity of the futures market depends on participants entering into off-setting transactions rather than making or taking delivery.  To the extent participants decide to make or take delivery, liquidity in the futures market could be reduced thus producing distortions.  Third, from the point of view of speculators, the deposit requirements in the futures market are less onerous than margin requirements in the securities market.  Therefore, increased participation by speculators in the futures market may also cause temporary price distortions.  Due to the possibility of price distortion in the futures market, and because of the imperfect correlation between the movements in the cash market and movements in the price of futures, a correct forecast of general market trends or interest rate movements by Denver Investment Advisors may still not result in a successful hedging transaction over a short time frame.

            Positions in futures may be closed out only if there is a secondary market for such futures.  Although the Funds intend to purchase or sell futures only where there appears to be active secondary markets, there is no assurance that a liquid secondary market will exist for any particular contract or at any particular time.  In such event, it may not be possible to close a futures investment position, and in the event of adverse price movements, the Funds would continue to be required to make daily cash payments of variation margin.  However, in the event futures contracts have been used to hedge portfolio securities, such securities will not be sold until the futures contract can be terminated.  In such circumstances, an increase in the price of the securities, if any, may partially or completely offset losses on the futures contract.  However, as described above, there is no guarantee that the price of the securities will in fact correlate with the price movements in the futures contract and thus provide an offset on a futures contract.

            Further, it should be noted that the liquidity of a secondary market in a futures contract may be adversely affected by "daily price fluctuation limits" established by commodity exchanges and other trading facilities that limit the amount of fluctuation in a futures contract price during a single trading day.  Once the daily limit has been reached in the contract, no trades may be entered into at a price beyond the limit, thus preventing the liquidation of open futures positions.  The trading of futures contracts is also subject to the risk of trading halts, suspensions, exchange, trading facility or clearing house equipment failures, government intervention, insolvency of a brokerage firm or clearing house or other disruptions of normal trading activity, which could at times make it difficult or impossible to liquidate existing positions or to recover excess variation margin payments.

            Successful use of futures by the Funds is also subject to Denver Investment Advisor's ability to predict correctly movements in the direction of the market.  For example, if a Fund has hedged against the possibility of a decline in the market adversely affecting securities held in its portfolio and securities prices increase instead, a Fund will lose part or all of the benefit to the increased value of its securities that it has hedged because it will have offsetting losses in its futures positions.  In addition, in such situations, if a Fund has insufficient cash, it may have to sell securities to meet daily variation margin requirements.  Such sales of securities may be, but will not necessarily be, at increased prices that reflect the rising market.  A Fund may have to sell securities at a time when it may be disadvantageous to do so.

 Options on Futures Contracts.

            The Funds may purchase options on the futures contracts described above.  A futures option gives the holder, in return for the premium paid, the right to buy (call) from or sell (put) to the writer of the option a futures contract at a specified price at any time during the period of the option.  Upon exercise, the writer of the option is obligated to pay the difference between the cash value of the futures contract and the exercise price.  Like the buyer or seller of a futures contract, the holder, or writer, of an option has the right to terminate its position prior to the scheduled expiration of the option by selling, or purchasing, an option of the same series, at which time the person entering into the closing transaction will realize a gain or loss.

            Investments in futures options involve some of the same considerations that are involved in connection with investments in futures contracts (for example, the existence of a liquid secondary market).  In addition, the purchase or sale of an option also entails the risk that changes in the value of the underlying futures contract will not be fully reflected in the value of the option purchased.  Depending on the pricing of the option compared to either the futures contract upon which it is based, or upon the price of the securities being hedged, an option may or may not be less risky than ownership of the futures contract or such securities.  In general, the market prices of options can be expected to be more volatile than the market prices on the underlying futures contract.  Compared to the purchase or sale of futures contracts, however, the purchase of call or put options on futures contracts may frequently involve less potential risk to the Funds because the maximum amount at risk is the premium paid for the options (plus transaction costs).  The writing of an option on a futures contract involves risks similar to those risks relating to the sale of futures contracts.  Although permitted by their fundamental investment policies, the Funds do not currently intend to write futures options during the current fiscal year, and will not do so in the future absent any necessary regulatory approvals.

Accounting Treatment.

Accounting for futures contracts and options will be in accordance with generally accepted accounting principles.

APPENDIX C

Denver Investment Advisors LLC Proxy Voting Policy

Denver Investment Advisors LLC ("DenverIA"), unless otherwise directed by our clients, will make reasonable attempts to research, vote and record all proxy ballots for the security positions we maintain on our clients' behalf.  To execute this responsibility to the highest standard, DenverIA relies heavily on its subscription to the ISS Proxy Voting system ("VoteX").  Institutional Shareholder Services ("ISS") provides proxy research and recommendations, as well as automated voting and record keeping, and is the world's leader in these services. Although ISS offers other consulting services to companies that it also makes proxy vote recommendations on, we review their policies a minimum of once per year and will only use ISS as long as we deem them independent.

                        We fully review annually ISS Proxy Voting Guidelines and follow their recommendations on most issues for shareholder vote.  Subcategories within the guidelines include:

    1)   Operational Items

    2)   Board of Directors

    3)   Proxy Contests

    4)   Anti-takeover Defenses and Voting Related Issues

    5)   Mergers and Corporate Restructurings

    6)   State of Incorporation

    7)   Capital Structure

    8)   Executive and Director Compensation

    9)   Social and Environmental Issues

10)   Mutual Fund Proxies

11)   Global Proxy Voting Matters

In the rare instance where our portfolio research or security Analyst believes that any ISS recommendation would be to the detriment of our investment clients, we can and will override the ISS recommendation through a manual vote.  The final authorization to override an ISS recommendation must be approved by the CCO, Executive Manager or Compliance Committee other than the Analyst. A written record supporting the decision to override the ISS recommendation will be maintained.

Special considerations are made for stocks traded on foreign exchanges.  Specifically, if voting will hinder or impair the liquidity of these stocks, DenverIA will not exercise its voting rights.

For any matters subject to proxy vote for mutual funds in which DenverIA is an affiliated party, DenverIA will vote on behalf of clients invested in such mutual funds in accordance with ISS, with no exceptions.

Client information is automatically recorded in "VoteX" for record keeping.  For accounts custodied at financial institutions that are not clients of ISS, physical proxy cards are received, marked and returned for voting.  Those votes are then manually recorded in "VoteX".  For client accounts held in an omnibus registration, ballots that are received will be voted, but no records for individual accounts held in omnibus registration are maintained.

DenverIA maintains proxy data showing the voting pattern on specific issues - either for an individual meeting or for all proxies voted within a specified time period, in addition to proxy voting on individual client accounts.

Upon request we have available ISS Proxy Voting Guidelines Summary documentation from the ISS Proxy Voting manual.

Last Amended: October 2004

Concise Summary of 2006 U.S. Proxy Voting Guidelines
Effective for Meetings on or after Feb 1, 2006
Updated January 12, 2006

1. Auditors

Ratifying Auditors

Vote FOR proposals to ratify auditors, unless:

  An auditor has a financial interest in or association with the company, and is therefore not independent;
  There is reason to believe that the independent auditor has rendered an opinion which is neither accurate nor indicative of  the company's financial position; or
  Fees for non-audit services are excessive.

2. Board of Directors

Voting on Director Nominees in Uncontested Elections

Vote CASE-BY-CASE on director nominees, examining, but not limited to, the following factors:

  Composition of the board and key board committees;
  Attendance at board and committee meetings;
  Corporate governance provisions and takeover activity;
  Disclosures under Section 404 of the Sarbanes-Oxley Act;
  Long-term company performance relative to a market and peer index;
  Extent of the director's investment in the company;
  Existence of related party transactions;
  Whether the chairman is also serving as CEO;
  Whether a retired CEO sits on the board;
  Number of outside boards at which a director serves.

WITHHOLD from individual directors who:

  Attend less than 75 percent of the board and committee meetings without a valid excuse (such as illness, service to the nation, work on behalf of the company);
  Sit on more than six public company boards;
  Are CEOs of public companies who sit on the boards of more than two public companies besides their own (withhold only at their outside boards).

WITHHOLD from the entire board (except for new nominees, who should be considered on a CASE-BY-CASE basis) if:

  The company's poison pill has a dead-hand or modified dead-hand feature. Withhold every year until this feature is removed;

  The board adopts or renews a poison pill without shareholder approval since the beginning of 2005, does not commit to putting it to shareholder vote within 12 months of adoption or reneges on a commitment to put the pill to a vote and has not  yet been withheld from for this issue;

  The board failed to act on a shareholder proposal that received approval by a majority of the shares outstanding the previous year;

  The board failed to act on a shareholder proposal that received approval of the majority of shares cast for the previous two consecutive years;

  The board failed to act on takeover offers where the majority of the shareholders tendered their shares;
  At the previous board election, any director received more than 50 percent withhold votes of the shares cast and the company has failed to address the issue(s) that caused the high withhold rate;
  A Russell 3000 company underperformed its industry group (GICS group). The test will consist of the bottom performers within each industry group (GICS) based on a weighted average TSR. The weightings are as follows: 20 percent weight on 1-year TSR; 30 percent weight on 3-year TSR; and 50 percent weight on 5-year TSR. Company's response to performance issues will be considered before withholding.

WITHHOLD from inside directors and affiliated outside directors when:

  The inside or affiliated outside director serves on any of the three key committees: audit, compensation, or nominating;
  The company lacks an audit, compensation, or nominating committee so that the full board functions as that committee;
  The full board is less than majority independent.

WITHHOLD from the members of the Audit Committee if:

  The non-audit fees paid to the auditor are excessive;
  A material weakness identified in the Section 404 disclosures rises to a level of serious concern; there are chronic internal control issues and an absence of established effective control mechanisms.

WITHHOLD from the members of the Compensation Committee if:

  There is a negative correlation between chief executive pay and company performance;
  The company fails to submit one-time transfers of stock options to a shareholder vote;
  The company fails to fulfill the terms of a burn rate commitment they made to shareholders;
  The company has poor compensation practices.

WITHHOLD from directors, individually or the entire board, for egregious actions or failure to replace management as appropriate.

Classification/Declassification of the Board

Vote AGAINST proposals to classify the board. Vote FOR proposals to repeal classified boards and to elect all directors annually.

Independent Chair (Separate Chair/CEO)

Generally vote FOR shareholder proposals requiring the position of chair be filled by an independent director unless there are compelling reasons to recommend against the proposal, such as a counterbalancing governance structure. This should include all of the following:

  Designated lead director, elected by and from the independent board members with clearly delineated and comprehensive duties. (The role may alternatively reside with a presiding director, vice chairman, or rotating lead director; however the director must serve a minimum of one year in order to qualify as a lead director.);

  Two-thirds independent board;

  All-independent key committees;

  Established governance guidelines;
  The company does not under-perform its peers.

Majority Vote Shareholder Proposals

Generally vote FOR reasonably crafted shareholders proposals calling for directors to be elected with an affirmative majority of votes cast and/or the elimination of the plurality standard for electing directors (including binding resolutions requesting that the board amend the company's bylaws), provided the proposal includes a carve-out for a plurality voting standard when there are more director nominees than board seats (e.g., contested elections). Consider voting AGAINST the shareholder proposal if the company has adopted a formal corporate governance policy that present a meaningful alternative to the majority voting standard and provide an adequate response to both new nominees as well as incumbent nominees who fail to receive a majority of votes cast.

At a minimum, a company's policy should articulate the following elements to adequately address each director nominee who fails to receive an affirmative of majority of votes cast in an election:

  Established guidelines disclosed annually in the proxy statement concerning the process to follow for nominees who receive majority withhold votes;

  The policy needs to outline a clear and reasonable timetable for all decision-making regarding the nominee's status;

  The policy needs to specify that the process of determining the nominee's status will be managed by independent directors and must exclude the nominee in question;

  An outline of a range of remedies (for example, acceptance of the resignation, maintaining the director but curing the underlying causes of the withheld votes, etc.);

  The final decision on the nominee's status should be promptly disclosed via an SEC filing. The policy needs to include the timeframe for disclosure and require a full explanation of how the decision was reached.

In addition, the company should articulate to shareholders why its policy is the best structure for demonstrating accountability to shareholders.

3. Proxy Contests
Voting for Director Nominees in Contested Elections
Vote CASE-BY-CASE on the election of directors in contested elections, considering the following factors:

  Long-term financial performance of the target company relative to its industry;
  Management's track record;
  Background to the proxy contest;
  Qualifications of director nominees (both slates);
  Strategic plan of dissident slate and quality of critique against management;
  Likelihood that the proposed goals and objectives can be achieved (both slates);
  Stock ownership positions.

Reimbursing Proxy Solicitation Expenses

Vote CASE-BY-CASE on proposals to reimburse proxy solicitation expenses. When voting in conjunction with support of a dissident slate, vote FOR the reimbursement of all appropriate proxy solicitation expenses associated with the election.

4. Takeover Defenses
Poison Pills
Vote FOR shareholder proposals requesting that the company submit its poison pill to a shareholder vote or redeem it UNLESS the company has: (1) A shareholder approved poison pill in place; or (2) The company has adopted a policy concerning the adoption of a pill in the future specifying that the board will only adopt a shareholder rights plan if either:

  Shareholders have approved the adoption of the plan; or

  The board, in its exercise of its fiduciary responsibilities, determines that it is in the best interest of shareholders under the circumstances to adopt a pill without the delay in adoption that would result from seeking stockholder approval (i.e. the "fiduciary out" provision). A poison pill adopted under this fiduciary out will be put to a shareholder ratification vote within twelve months of adoption or expire. If the pill is not approved by a majority of the votes cast on this issue, the plan will immediately terminate.

Vote FOR shareholder proposals calling for poison pills to be put to a vote within a time period of less than one year after adoption. If the company has no non-shareholder approved poison pill in place and has adopted a policy with the provisions outlined above, vote AGAINST the proposal. If these conditions are not met, vote FOR the proposal, but with the caveat that a vote within twelve months would be considered sufficient.

Vote CASE-by-CASE on management proposals on poison pill ratification, focusing on the features of the shareholder rights plan. Rights plans should contain the following attributes:

  No lower than a 20 percent trigger, flip-in or flip-over;

  A term of no more than three years;

  No dead-hand, slow-hand, no-hand or similar feature that limits the ability of a future board to redeem the pill;

  Shareholder redemption feature (qualifying offer clause); if the board refuses to redeem the pill 90 days after a qualifying offer is announced, ten percent of the shares may call a special meeting or seek a written consent to vote on rescinding the pill.

Supermajority Vote Requirements
Vote AGAINST proposals to require a supermajority shareholder vote. Vote FOR proposals to lower supermajority vote requirements.

5. Mergers and Corporate Restructurings
For mergers and acquisitions, evaluate the proposed transaction based on these factors:

  Valuation -Is the value to be received by the target shareholders (or paid by the acquirer) reasonable?

  Market reaction - How has the market responded to the proposed deal?

  Strategic rationale - Does the deal make sense strategically? Cost and revenue synergies should not be overly aggressive or optimistic, but reasonably achievable.

  Negotiations and process -Were the terms of the transaction negotiated at arm's length? Was the process fair and equitable?

  Conflicts of interest - Are insiders benefiting from the transaction disproportionately and inappropriately as compared to non-insider shareholders? As the result of potential conflicts, the directors and officers of the company may be more likely to vote to approve a merger than if they did not hold these interests.

  Governance -Will the combined company have a better or worse governance profile than the parties to the transaction?

6. State of Incorporation

Reincorporation Proposals
Vote CASE-BY-CASE on proposals to change a company's state of incorporation, taking into consideration both financial and corporate governance concerns, including the reasons for reincorporating, a comparison of the governance provisions, comparative economic benefits, and a comparison of the jurisdictional laws. Vote FOR reincorporation when the economic factors outweigh any neutral or negative governance changes.

7. Capital Structure
Common Stock Authorization
Vote CASE-BY-CASE on proposals to increase the number of shares of common stock authorized for issuance using a model developed by ISS. Vote FOR proposals to approve increases beyond the allowable increase when a company's shares are in danger of being delisted or if a company's ability to continue to operate as a going concern is uncertain. In addition, for capital requests less than or equal to 300 percent of the current authorized shares that marginally fail the calculated allowable cap (i.e., exceed the allowable cap by no more than 5 percent), on a CASE-BY-CASE basis, vote FOR the increase based on the company's performance and whether the company's ongoing use of shares has shown prudence.

Issue Stock for Use with Rights Plan
Vote AGAINST proposals that increase authorized common stock for the explicit purpose of implementing a non-shareholder approved shareholder rights plan (poison pill).

Preferred Stock
Vote AGAINST proposals authorizing the creation of new classes of preferred stock with unspecified voting, conversion, dividend distribution, and other rights ("blank check" preferred stock). Vote AGAINST proposals to increase the number of blank check preferred stock authorized for issuance when no shares have been issued or reserved for a specific purpose.

Vote FOR proposals to create "de-clawed" blank check preferred stock (stock that cannot be used as a takeover defense). Vote FOR proposals to authorize preferred stock in cases where the company specifies the voting, dividend, conversion, and other rights of such stock and the terms of the preferred stock appear reasonable. Vote CASE-BY-CASE on proposals to increase the number of blank check preferred shares after analyzing the number of preferred shares available for issue given a company's industry and performance in terms of shareholder returns.

8. Executive and Director Compensation
Equity Compensation Plans
Vote CASE-BY-CASE on equity-based compensation plans. Vote AGAINST the plan if:

  The total cost of the company's equity plans is unreasonable;

  The plan expressly permits the repricing of stock options without prior shareholder approval;

  There is a disconnect between CEO pay and the company's performance;

  The company's three year burn rate exceeds the greater of 2 percent and the mean plus 1 standard deviation of its industry group; or

  The plan is a vehicle for poor pay practices.

Director Compensation
Vote CASE-BY-CASE on compensation plans for non-employee directors, based on the cost of the plans against the company's allowable cap. Vote for the plan if ALL of the following qualitative factors in the board's compensation plan are met and disclosed in the proxy statement:

  Stock ownership guidelines with a minimum of three times the annual cash retainer.

  Vesting schedule or mandatory holding/deferral period:

- A minimum vesting of three years for stock options or restricted stock; or

- Deferred stock payable at the end of a three-year deferral period.

  A balanced mix between cash and equity. If the mix is heavier on equity, the vesting schedule or deferral period should be more stringent, with the lesser of five years or the term of directorship.

  No retirement/benefits and perquisites for non-employee directors; and

  A table with a detailed disclosure of the cash and equity compensation for each nonemployee director for the most recent fiscal year.

Disclosure of CEO Compensation-Tally Sheet
Companies should provide better and more transparent disclosure related to CEO pay. Consider withhold votes in the future from the compensation committee and voting against equity plans if compensation disclosure is not improved and a tally sheet is not provided.

Employee Stock Purchase Plans--Qualified Plans
Vote CASE-BY-CASE on qualified employee stock purchase plans. Vote FOR plans if:

  Purchase price is at least 85 percent of fair market value;
  Offering period is 27 months or less; and
  The number of shares allocated to the plan is ten percent or less of the outstanding shares.

Employee Stock Purchase Plans--Non-Qualified Plans
Vote CASE-by-CASE on nonqualified employee stock purchase plans. Vote FOR plans with:

  Broad-based participation (i.e., all employees with the exclusion of individuals with 5 percent or more of beneficial ownership of the company);

  Limits on employee contribution (a fixed dollar amount or a percentage of base salary);
  Company matching contribution up to 25 percent of employee's contribution, which is effectively a discount of 20 percent from market value;
  No discount on the stock price on the date of purchase since there is a company matching contribution.

Option Exchange Programs/Re-pricing Options
Vote CASE-by-CASE on management proposals seeking approval to exchange/reprice options, taking into consideration historic trading patterns, rationale for the re-pricing, value-for-value exchange treatment of surrendered options, option vesting, term of the option, exercise price and participation. Vote FOR shareholder proposals to put option re-pricing to a shareholder vote.

Severance Agreements for Executives/Golden Parachutes
Vote FOR shareholder proposals to require golden parachutes or executive severance agreements to be submitted for shareholder ratification, unless the proposal requires shareholder approval prior to entering into employment contracts. Vote on a CASE-BY-CASE basis on proposals to ratify or cancel golden parachutes. An acceptable parachute should include:

  A trigger beyond the control of management;

  The amount should not exceed three times base amount (defined as the average annual taxable W-2 compensation during the five years prior to the year in which the change of control occurs;

  Change-in-control payments should be double-triggered, i.e., (1) after a change in the company's ownership structure has taken place, and (2) termination of the executive as a result of the change in control.

9. Corporate Responsibility

Animal Rights

Generally vote AGAINST proposals to phase out the use of animals in product testing unless:

  The company is conducting animal testing programs that are unnecessary or not required by regulation;
  The company is conducting animal testing when suitable alternatives are accepted and used at peer firms;
  The company has been the subject of recent, significant controversy related to its testing programs.

Generally vote FOR proposals seeking a report on the company's animal welfare standards.

Drug Pricing and Re-importation
Generally vote AGAINST proposals requesting that companies implement specific price restraints on pharmaceutical products unless the company fails to adhere to legislative guidelines or industry norms in its product pricing. Vote CASE-BY-CASE on proposals requesting that the company evaluate their product pricing considering:

The existing level of disclosure on pricing policies;

Deviation from established industry pricing norms;

The company's existing initiatives to provide its products to needy consumers;

Whether the proposal focuses on specific products or geographic regions. Generally vote FOR proposals requesting that companies report on the financial and legal impact of their policies regarding prescription drug re-importation unless such information is already publicly disclosed. Generally vote AGAINST proposals requesting that companies adopt specific policies to encourage or constrain prescription drug re-importation.

Genetically Modified Foods
Vote AGAINST proposals asking companies to voluntarily label genetically engineered (GE) ingredients in their products or alternatively to provide interim labeling and eventually eliminate GE ingredients due to the costs and feasibility of labeling and/or phasing out the use of GE ingredients.

Tobacco
Most tobacco-related proposals (such as on second-hand smoke, advertising to youth and spin-offs of tobacco-related business) should be evaluated on a CASE-BY-CASE basis.

Toxic Chemicals
Generally vote FOR resolutions requesting that a company discloses its policies related to toxic chemicals. Vote CASE-BY-CASE on resolutions requesting that companies evaluate and disclose the potential financial and legal risks associated with utilizing certain chemicals. Generally vote AGAINST resolutions requiring that a company reformulate its products within a certain timeframe unless such actions are required by law in specific markets.

Arctic National Wildlife Refuge

Generally vote AGAINST request for reports outlining potential environmental damage from drilling in the Arctic National Wildlife Refuge (ANWR) unless:

  New legislation is adopted allowing development and drilling in the ANWR region;
  The company intends to pursue operations in the ANWR; and
  The company has not disclosed an environmental risk report for its ANWR operations.

Concentrated Area Feeding Operations (CAFOs)
Vote FOR resolutions requesting that companies report to shareholders on the risks and liabilities associated with CAFOs unless:

  The company has publicly disclosed guidelines for its corporate and contract farming operations, including compliance monitoring; or
  The company does not directly source from CAFOs.

Global Warming and Kyoto Protocol Compliance

Generally vote FOR proposals requesting a report on greenhouse gas emissions from company operations and/or products unless this information is already publicly disclosed or such factors are not integral to the company's line of business. Generally vote AGAINST proposals that call for reduction in greenhouse gas emissions by specified amounts or within a restrictive time frame unless the company lags industry standards and has been the subject of recent, significant fines or litigation resulting from greenhouse gas emissions.

Generally vote FOR resolutions requesting that companies outline their preparations to comply with standards established by Kyoto Protocol signatory markets unless:

  The company does not maintain operations in Kyoto signatory markets;
  The company already evaluates and substantially discloses such information; or,
  Greenhouse gas emissions do not significantly impact the company's core businesses.

Political Contributions
Vote CASE-BY-CASE on proposals to improve the disclosure of a company's political contributions considering: any recent significant controversy or litigation related to the company's political contributions or governmental affairs; and the public availability of a policy on political contributions. Vote AGAINST proposals barring the company from making political contributions.

Link Executive Compensation to Social Performance
Vote CASE-BY-CASE on proposals to review ways of linking executive compensation to social factors, such as corporate downsizings, customer or employee satisfaction, community involvement, human rights, environmental performance, predatory lending, and executive/employee pay disparities.

Outsourcing/Offshoring
Vote CASE-BY-CASE on proposals calling for companies to report on the risks associated with outsourcing, considering: the risks associated with certain international markets; the utility of such a report; and the existence of a publicly available code of corporate conduct that applies to international operations.

Human Rights Reports
Vote CASE-BY-CASE on requests for reports detailing the company's operations in a particular country and on proposals to implement certain human rights standards at company facilities or those of its suppliers and to commit to outside, independent monitoring.

10. Mutual Fund Proxies
Election of Directors
Vote CASE-BY-CASE on the election of directors and trustees, following the same guidelines for uncontested directors for public company shareholder meetings. However, mutual fund boards do not usually have compensation committees, so do not withhold for the lack of this committee.

Converting Closed-end Fund to Open-end Fund
Vote CASE-BY-CASE on conversion proposals, considering the following factors:

  Past performance as a closed-end fund;
  Market in which the fund invests;
  Measures taken by the board to address the discount; and
  Past shareholder activism, board activity, and votes on related proposals.

Establish Director Ownership Requirement
Generally vote AGAINST shareholder proposals that mandate a specific minimum amount of stock that directors must own in order to qualify as a director or to remain on the board.

Reimburse Shareholder for Expenses Incurred
Vote CASE-BY-CASE on shareholder proposals to reimburse proxy solicitation expenses. When supporting the dissidents, vote FOR the reimbursement of the solicitation expenses.

Terminate the Investment Advisor
Vote CASE-BY-CASE on proposals to terminate the investment advisor, considering the following factors:

  Performance of the fund's net asset value;
  The fund's history of shareholder relations;
  The performance of other funds under the advisor's management.

ISS 2006 International Proxy Voting Guidelines Summary

Effective for Meetings Feb 1, 2006
Updated January 9, 2006

The following is a concise summary of the ISS general policies for voting non-U.S.  proxies.  In addition, ISS has country- and market-specific policies, which are not captured below.

Operational Items		C-12
	Financial Results/Director and Auditor Reports.	C-12
	Appointment of Auditors and Auditor.	C-12
	Appointment of Internal Statutory Auditors.	C-12
	Allocation of Income.	C-13
	Stock (Scrip) Dividend Alternative.	C-13
	Amendments to Articles of Association.	C-13
	Change in Company Fiscal Term..	C-13
	Lower Disclosure Threshold for Stock Ownership.	C-13
	Amend Quorum Requirements.	C-13
	Transact Other Business.	C-13
Board of Directors.		C-13
	Director Elections.	C-13
	2006 International Classification of Directors.	C-15
	Director Compensation.	C-16
	Discharge of Board and Management	C-16
	Director, Officer, and Auditor Indemnification and Liability Provisions.	C-16
	Board Structure.	C-16
Capital Structure.		C-16
	Share Issuance Requests.	C-16
	Increases in Authorized Capital	C-16
	Reduction of Capital	C-17
	Capital Structures.	C-17
	Preferred Stock.	C-17
	Debt Issuance Requests.	C-17

	Pledging of Assets for Debt	C-17
	Increase in Borrowing Powers.	C-17
	Share Repurchase Plans.	C-18
	Reissuance of Shares Repurchased.	C-18
	Capitalization of Reserves for Bonus Issues/Increase In Par Value.	C-18
Other.		C-18
	Reorganizations/Restructurings.	C-18
	Mergers and Acquisitions.	C-18
	Mandatory Takeover Bid Waivers.	C-18
	Reincorporation Proposals.	C-18
	Expansion of Business Activities.	C-18
	Related-Party Transactions.	C-18
	Compensation Plans.	C-18
	Antitakeover Mechanisms.	C-19
	Shareholder Proposals.	C-19

Operational Items

Financial Results/Director and Auditor Reports

Vote FOR approval of financial statements and director and auditor reports, unless:

  there are concerns about the accounts presented or audit procedures used; or

  the company is not responsive to shareholder questions about specific items that should be publicly disclosed.

Appointment of Auditors and Auditor

Vote FOR the reelection of auditors and proposals authorizing the board to fix auditor fees, unless:

  there are serious concerns about the accounts presented or the audit procedures used;
  the auditors are being changed without explanation; or
  nonaudit-related fees are substantial or are routinely in excess of standard annual audit fees.

Vote AGAINST the appointment of external auditors if they have previously served the company in an executive capacity or can otherwise be considered affiliated with the company.

ABSTAIN if a company changes its auditor and fails to provide shareholders with an explanation for the change.

Appointment of Internal Statutory Auditors

Vote FOR the appointment or reelection of statutory auditors, unless:

  there are serious concerns about the statutory reports presented or the audit procedures used;
  questions exist concerning any of the statutory auditors being appointed; or
  the auditors have previously served the company in an executive capacity or can otherwise be considered affiliated with the company.

Allocation of Income

Vote FOR approval of the allocation of income, unless:

  the dividend payout ratio has been consistently below 30 percent without adequate explanation; or
  the payout is excessive given the company's financial position.

Stock (Scrip) Dividend Alternative

Vote FOR most stock (scrip) dividend proposals.

Vote AGAINST proposals that do not allow for a cash option unless management demonstrates that the cash option is harmful to shareholder value.

Amendments to Articles of Association

Vote amendments to the articles of association on a CASE-BY-CASE basis.

Change in Company Fiscal Term

Vote FOR resolutions to change a company's fiscal term unless a company's motivation for the change is to postpone its AGM.

Lower Disclosure Threshold for Stock Ownership

Vote AGAINST resolutions to lower the stock ownership disclosure threshold below five percent unless specific reasons exist to implement a lower threshold.

Amend Quorum Requirements

Vote proposals to amend quorum requirements for shareholder meetings on a CASE-BY-CASE basis.

Transact Other Business

Vote AGAINST other business when it appears as a voting item.

Board of Directors

Director Elections

Vote FOR management nominees in the election of directors, unless:

  Adequate disclosure has not been provided in a timely manner;
  There are clear concerns over questionable finances or restatements;
  There have been questionable transactions with conflicts of interest;
  There are any records of abuses against minority shareholder interests; and
  the board fails to meet minimum corporate governance standards.

Vote FOR individual nominees unless there are specific concerns about the individual, such as criminal wrongdoing or breach of fiduciary responsibilities.

Vote AGAINST shareholder nominees unless they demonstrate a clear ability to contribute positively to board deliberations.

Vote AGAINST individual directors if repeated absences at board meetings have not been explained (in countries where this information is disclosed).

Vote AGAINST labor representatives if they sit on either the audit or compensation committee, as they are not required to be on those committees.

Please see the international director classification table on the following page.

2006 International Classification of Directors

Executive Director
  Employee or executive of the company;
  Any director who is classified as a non-executive, but receives salary, fees, bonus, and/or other benefits that are in line with the highest-paid executives of the company.

Non-Independent Non-Executive Director (NED)

  Any director who is attested by the board to be a non-independent NED;
  Any director specifically designated as a representative of a significant shareholder of the company;
  Any director who is also an employee or executive of a significant shareholder of the company;
  Beneficial owner (direct or indirect) of at least 10% of the company's stock, either in economic terms or in voting rights (this may be aggregated if voting power is distributed among more than one member of a defined group, e.g., members of a family that beneficially owns less than 10% individually, but collectively own more than 10%), unless market best practice dictates a lower ownership and/or disclosure threshold (and in other special market-specific circumstances);
  Government representative;
  Receives (or a relative[1] receives) any fees for providing consulting/ professional services to the company or its affiliates or to its officers;
  Represents customer, supplier, creditor, banker, or other entity with which company maintains transactional/commercial relationship (unless company discloses information to apply a materiality test2);
  Any director who has conflicting or cross-directorships with executive directors or the chairman of the company;
  Relative[1] of current employee of the company or its affiliates;
  Relative[1] of former executive of the company or its affiliates;
  A new appointee elected other than by a formal process through the General Meeting (such as a contractual appointment by a substantial shareholder);
  Founder/co-founder/member of founding family but not currently an employee;
  Former executive (5 year cooling off period);

  Years of service will NOT be determining factor unless it is recommended best practice in a market

-          9 years (from the date of election) in the United Kingdom and Ireland,

-          12 years in European markets.

Independent NED

  No material[3] connection, either directly or indirectly, to the company other than a board seat.

Employee Representative

  Represents employees or employee shareholders of the company (classified as "employee representative" but considered a non-independent NED).

Footnotes:

1"Relative" follows the NYSE definition of "immediate family members" which covers: spouses, parents, children, siblings, in-laws, and anyone sharing the director's home.

2 If the company makes or receives annual payments exceeding the greater of $200,000 or five percent of the recipient's gross revenues.  (The recipient is the party receiving the financial proceeds from the transaction).

3 For purposes of ISS' director independence classification, "material" will be defined as a standard of relationship (financial, personal or otherwise) that a reasonable person might conclude could potentially influence one's objectivity in the boardroom in a manner that would have a meaningful impact on an individual's ability to satisfy requisite fiduciary standards on behalf of shareholders.

Director Compensation

Vote FOR proposals to award cash fees to non-executive directors unless the amounts are excessive relative to other companies in the country or industry.

Vote non-executive director compensation proposals that include both cash and share-based components on a CASE-BY-CASE basis.

Vote proposals that bundle compensation for both non-executive and executive directors into a single resolution on a CASE-BY-CASE basis.

Vote AGAINST proposals to introduce retirement benefits for non-executive directors.

Discharge of Board and Management

Vote FOR discharge of the board and management, unless:

  there are serious questions about actions of the board or management for the year in question; or
  legal action is being taken against the board by other shareholders.

Vote AGAINST proposals to remove approval of discharge of board and management from the agenda.

Director, Officer, and Auditor Indemnification and Liability Provisions

Vote proposals seeking indemnification and liability protection for directors and officers on a CASE-BY-CASE basis.

Vote AGAINST proposals to indemnify auditors.

Board Structure

Vote FOR proposals to fix board size.

Vote AGAINST the introduction of classified boards and mandatory retirement ages for directors.

Vote AGAINST proposals to alter board structure or size in the context of a fight for control of the company or the board.

Capital Structure

Share Issuance Requests

General Issuances:

Vote FOR issuance requests with preemptive rights to a maximum of 100 percent over currently issued capital.

Vote FOR issuance requests without preemptive rights to a maximum of 20 percent of currently issued capital.

Specific Issuances:

Vote on a CASE-BY-CASE basis on all requests, with or without preemptive rights.

Increases in Authorized Capital

Vote FOR nonspecific proposals to increase authorized capital up to 100 percent over the current authorization unless the increase would leave the company with less than 30 percent of its new authorization outstanding.

Vote FOR specific proposals to increase authorized capital to any amount, unless:

  the specific purpose of the increase (such as a share-based acquisition or merger) does not meet ISS guidelines for the purpose being proposed; or

  the increase would leave the company with less than 30 percent of its new authorization outstanding after adjusting for all proposed issuances.

Vote AGAINST proposals to adopt unlimited capital authorizations.

Reduction of Capital

Vote FOR proposals to reduce capital for routine accounting purposes unless the terms are unfavorable to shareholders.

Vote proposals to reduce capital in connection with corporate restructuring on a CASE-BY-CASE basis.

Capital Structures

Vote FOR resolutions that seek to maintain or convert to a one share, one vote capital structure.

Vote AGAINST requests for the creation or continuation of dual class capital structures or the creation of new or additional supervoting shares.

Preferred Stock

Vote FOR the creation of a new class of preferred stock or for issuances of preferred stock up to 50 percent of issued capital unless the terms of the preferred stock would adversely affect the rights of existing shareholders.

Vote FOR the creation/issuance of convertible preferred stock as long as the maximum number of common shares that could be issued upon conversion meets ISS's guidelines on equity issuance requests.

Vote AGAINST the creation of a new class of preference shares that would carry superior voting rights to the common shares.

Vote AGAINST the creation of blank check preferred stock unless the board clearly states that the authorization will not be used to thwart a takeover bid.

Vote proposals to increase blank check preferred authorizations on a CASE-BY-CASE basis.

Debt Issuance Requests

Vote nonconvertible debt issuance requests on a CASE-BY-CASE basis, with or without preemptive rights.

Vote FOR the creation/issuance of convertible debt instruments as long as the maximum number of common shares that could be issued upon conversion meets ISS's guidelines on equity issuance requests.

Vote FOR proposals to restructure existing debt arrangements unless the terms of the restructuring would adversely affect the rights of shareholders.

Pledging of Assets for Debt

Vote proposals to approve the pledging of assets for debt on a CASE-BY-CASE basis.

Increase in Borrowing Powers

Vote proposals to approve increases in a company's borrowing powers on a CASE-BY-CASE basis.

Share Repurchase Plans

Vote FOR share repurchase plans, unless:

  clear evidence of past abuse of the authority is available; or
  the plan contains no safeguards against selective buybacks.

Reissuance of Shares Repurchased

Vote FOR requests to reissue any repurchased shares unless there is clear evidence of abuse of this authority in the past.

Capitalization of Reserves for Bonus Issues/Increase In Par Value

Vote FOR requests to capitalize reserves for bonus issues of shares or to increase par value.

Other

Reorganizations/Restructurings

Vote reorganizations and restructurings on a CASE-BY-CASE basis.

Mergers and Acquisitions

Vote FOR mergers and acquisitions, unless:

  the impact on earnings or voting rights for one class of shareholders is disproportionate to the relative contributions of the group; or
  the company's structure following the acquisition or merger does not reflect good corporate governance.

Vote AGAINST if the companies do not provide sufficient information upon request to make an informed voting decision.

ABSTAIN if there is insufficient information available to make an informed voting decision.

Mandatory Takeover Bid Waivers

Vote proposals to waive mandatory takeover bid requirements on a CASE-BY-CASE basis.

Reincorporation Proposals

Vote reincorporation proposals on a CASE-BY-CASE basis.

Expansion of Business Activities

Vote FOR resolutions to expand business activities unless the new business takes the company into risky areas.

Related-Party Transactions

Vote related-party transactions on a CASE-BY-CASE basis.

Compensation Plans

Vote compensation plans on a CASE-BY-CASE basis.

Antitakeover Mechanisms

Vote AGAINST all antitakeover proposals unless they are structured in such a way that they give shareholders the ultimate decision on any proposal or offer.

Shareholder Proposals

Vote all shareholder proposals on a CASE-BY-CASE basis.

Vote FOR proposals that would improve the company's corporate governance or business profile at a reasonable cost.

Vote AGAINST proposals that limit the company's business activities or capabilities or result in significant costs being incurred with little or no benefit.

PART C - OTHER INFORMATION

Item 23.           Exhibits

(a)	(1)	Amended and Restated Declaration of Trust of the Registrant dated November 19, 1987 is incorporated herein by reference to Exhibit (1)(a) to Post-Effective Amendment No. 45 (Registration No. 2-75677).
	(2)	Amendment to Amended and Restated Declaration of Trust of the Registrant dated July 16, 1990 is incorporated herein by reference to Exhibit (1)(b) to Post-Effective Amendment No. 45 (Registration No. 2-75677).
	(3)	Amendment No. 2 to Amended and Restated Declaration of Trust of the Registrant dated November 12, 2003 is incorporated herein by reference to Exhibit 1(c) to the Form N-14 Registration Statement as filed with the Commission on September 21, 2004 (File No. 333-119169).
(b)	Registrant's Amended and Restated Code of Regulations is incorporated by reference to Exhibit 2(a) to Post-Effective Amendment No. 45 (Registration No. 2-75677) .
(c)	See Articles IV, V and VIII of the Amended and Restated Declaration of Trust which is incorporated herein by reference to Exhibit (1)(a) to Post-Effective Amendment No. 45; Amendment to Amended and Restated Declaration of Trust which is incorporated herein by reference to Exhibit (1)(b) to Post-Effective Amendment No. 45; and Article II, Article V and Sections 6.1 and 6.4 of Article VI of the Amended and Restated Code of Regulations which is incorporated herein by reference to Exhibit 2(a) to Post-Effective Amendment No. 45 (Registration No. 2-75677).
(d)	(1)	Amended and Restated Advisory Agreement dated November 1, 2000 between Registrant and Denver Investment Advisers LLC relating to Registrant's, MIDCO Growth Fund, Blue Chip Fund, Small-Cap Opportunity Fund, Mid-Cap Value Fund (formerly the Mid-Cap Opportunity Fund), Small-Cap Opportunity Fund (formerly Small-Cap Growth Fund), Select Fund, International Frontier Fund, Flexible Income Fund (formerly the Intermediate-Term Bond Fund), Plus Bond Fund (formerly the Long-Term Bond Fund) and Colorado Tax-Exempt Fund is incorporated herein by reference to Exhibit (d) to Post-Effective Amendment No. 53 (Registration No. 2-75677).
	(2)	Form of Agreement dated January 15, 2003, between Registrant and Denver Investment Advisors LLC relating to the Sarbanes-Oxley Act of 2002 is incorporated herein by reference to Exhibit (d)(2) to Post-Effective Amendment No. 55 (Registration No. 2-75677).
	(3)	Amendment No. 1 to Amended and Restated Investment Advisory Agreement between Registrant and Denver Investment Advisors LLC dated September 20, 2004 is incorporated herein by reference to Exhibit 99.6(c) to the Form N-14 Registration Statement as filed with the Commission on September 21, 2004 (File No. 333-119169).
	(4)	Form of Fee Waiver Letter dated September 28, 2006 among Registrant, ALPS Mutual Funds Services, Inc. and Denver Investment Advisors LLC is filed electronically herein.
(e)	(1)	Distribution Agreement dated September 30, 2005 between Registrant and ALPS Distributors, Inc. relating to Registrant's MIDCO Growth Fund, Blue Chip Fund, Flexible Income Fund, Plus Bond Fund, Growth Fund, Small-Cap Opportunity Fund, Colorado Tax-Exempt Fund, Mid-Cap Value Fund, Small-Cap Value Fund, Select Fund and International Frontier Fund is filed electronically herein.

Part C-1

	(2)	Form of Broker/Dealer Selling Agreement is filed electronically herein.
	(3)	Form of Shareholder Servicing Agreement is filed electronically herein.
	(4)	Anti-Money Laundering Delegation Amendment dated July 24, 2002, between Registrant and ALPS Distributors, Inc., to Amended and Restated Distribution Agreement dated November 1, 2000, between Registrant and ALPS Distributors, Inc. is incorporated herein by reference to Exhibit (7)(a)(iii) to the Form N-14 Registration Statement as filed with the Commission on September 21, 2004 (File No. 333-119169).
	(5)	Letter Agreement dated October 1, 2003 between Registrant and ALPS Distributors, Inc. is incorporated herein by reference to Exhibit (7)(a)(iv) to the Form N-14 Registration Statement as filed with the Commission on September 21, 2004 (File No. 333-119169).
(f)	Westcore Trust Deferred Compensation Plan (as Amended and Restated Effective February 18, 2005) is incorporated herein by reference to Exhibit (f) to Post-Effective Amendment No. 58 (Registration No. 2-75677).
(g)	(1)	Custody Agreement between Westcore Trust and Bank of New York ("BONY") is incorporated herein by reference to Exhibit (g)(1) to Post-Effective Amendment No. 51 (Registration No. 2-75677).
	(2)	Amendment No. 1 to Custody Agreement relating to the International Frontier Fund is incorporated herein by reference to Exhibit (g)(2) to Post-Effective Amendment No. 51 (Registration No. 2-75677).
	(3)	Foreign Custody Manager Agreement dated July 2, 2001 between Bank of New York and Westcore Trust is incorporated herein by reference to Exhibit (g)(6) to Post-Effective Amendment No. 54 (Registration No. 2-75677).
	(4)	Amendment dated July 2, 2001 to Custody Agreement dated as of October 1, 1999 between Bank of New York and Westcore Trust is incorporated herein by reference to Exhibit (g)(7) to Post-Effective Amendment No. 54 (Registration No. 2-75677).
	(5)	Form of Westcore Domestic Custody Services fee schedule is incorporated herein by reference to Exhibit (g)(7) to Post-Effective Amendment No. 55 (Registration No. 2-75677).
	(6)	Form of Westcore Global Custody Services fee schedule is incorporated herein by reference to Exhibit (g)(8) to Post-Effective Amendment No. 55 (Registration No. 2-75677).

Part C-2

(h)	(1)	(i)	Second Amended and Restated Administration Agreement dated January 1, 2006 among Registrant, Denver Investment Advisors LLC and ALPS Mutual Funds Services, Inc. relating to Registrant's Colorado Tax-Exempt Fund, Plus Bond Fund (formerly known as the Intermediate-Term Bond Fund), Flexible Income Fund (formerly known as the Long-Term Bond Fund), Growth Fund(formerly known as the Growth and Income Fund and the Equity Income Fund), MIDCO Growth Fund, Blue Chip Fund (formerly known as the Modern Value Equity Fund), Small-Cap Opportunity Fund, Small-Cap Value Fund, Mid-Cap Value Fund (formerly know as the Mid-Cap Opportunity Fund), Select Fund and International Frontier Fund is filed electronically herein.
		(ii)	Amendment No.1 dated February 22, 2006 to the Second Amended and Restated Administration Agreement dated January 1, 2006 among Registrant, Denver Investment Advisors LLC, and ALPS Mutual Funds Services, Inc. is filed electronically herein.
		(iii)	Side Letter Agreement between Denver Investment Advisors LLC and ALPS Mutual Funds Services, Inc. dated January 1, 2006 is filed electronically herein.
	(2)	(i)

Transfer Agency and Service Agreement dated October 13, 2003  between Registrant and ALPS Mutual Funds Services, Inc. is incorporated herein by reference to Exhibit (13)(b)(i) to the Form N-14 Registration Statement as filed with the Commission on September 21, 2004 (File No. 333-119169).

		(ii)	Letter Agreement dated October 1, 2003 between Registrant and ALPS Mutual Funds Services, Inc. is incorporated herein by reference to Exhibit (13)(b)(ii) to the Form N-14 Registration Statement as filed with the Commission on September 21, 2004 (File No. 333-119169).
		(iii)	Transfer Agent Interactive Client Services Agreement dated October 13, 2003 between the Registrant and ALPS Mutual Funds Services, Inc. is incorporated herein by reference to Exhibit (13)(b)(iii) to the Form N-14 Registration Statement as filed with the Commission on September 21, 2004 (File No. 333-119169).
		(iv)	Indemnification Agreement dated as of October 13, 2003 between the Registrant and Denver Investment Advisors LLC regarding Transfer Agent Interactive Client Services Agreement is incorporated herein by reference to Exhibit (13)(b)(iv) to the Form N-14 Registration Statement as filed with the Commission on September 21, 2004 (File No. 333-119169).
		(v)	Amended Fee Schedule to Transfer Agency Service Agreement dated as of February 18, 2004, effective as of October 13, 2004 is incorporated herein by reference to Exhibit (13)(b)(v) to the Form N-14 Registration Statement as filed with the Commission on September 21, 2004 (File No. 333-119169).
		(vi)	Delegation Agreement dated October 13, 2003 between Registrant and ALPS Mutual Funds Services, Inc. is incorporated herein by reference to Exhibit (13)(b)(vi) to the Form N-14 Registration Statement as filed with the Commission on September 21, 2004 (File No. 333-119169).
		(vii)	First Amendment to the Transfer Agent Interactive Client Services Agreement dated October 13, 2003, by and among Westcore Trust and ALPS Mutual Funds Services, Inc, and incorporated herein by reference to Exhibit (h)(2)(vii) to Post Effective Amendment No. 58 (Registration No. 2-75677).

Part C-3

	(viii)	Amendment No. 2 to the Transfer Agent Interactive Client Services Agreement dated October 13, 2003, by and among Westcore Trust and ALPS Mutual Funds Services, Inc. and incorporated herein by reference to Exhibit (h)(2)(viii) to Post-Effective Amendment No. 58 (Registration No. 2-75677).
	(3) (i)	Amended and Restated Bookkeeping and Pricing Agreement dated February 9, 2004 between Registrant and ALPS Mutual Funds Services, Inc. is incorporated herein by reference to Exhibit (13)(c)(i) to the Form N-14 Registration Statement as filed with the Commission on September 21, 2004 (File No. 333-119169).
	(ii)	Amended Fee Schedule dated as of September 20, 2004 and effective as of February 9, 2004 is incorporated herein by reference to Exhibit (13)(c)(ii) to the N-14 Registration Statement as filed with the Commission on September 21, 2004 (File No. 333-119169).
	(iii)	Delegation Agreement dated February 9, 2004 between ALPS Mutual Funds Services, Inc. and Denver Investment Advisors LLC is incorporated herein by reference to Exhibit 13(c)(iii) to the N-14 Registration Statement as filed with the Commission on September 21, 2004 (File No. 333-119169).
(i)	Opinion of Davis Graham & Stubbs LLP counsel to Registrant filed electronically herein.
(j)	Consent of Registered Independent Public Accounting Firm Deloitte & Touche LLP filed electronically herein.

(k)	None.
(l)	Conversion Agreement between Westcore Trust and Denver Investment Advisors LLC relating to the Mid-Cap Opportunity Fund is incorporated herein by reference to Exhibit 13(a) to Post-Effective Amendment No. 48 (Registration No. 2-75677).
(m)	None.
(n)	None.

(p)	(1)	Amended Code of Ethics of Westcore Trust dated as of February 22, 2006, is filed electronically herein.
	(2)	Amended Code of Ethics of Denver Investment Advisors LLC dated as of September 30, 2005 is electronically filed herein.
	(3)	Code of Ethics of ALPS Distributors, Inc. dated as of February 10, 2006 is electronically filed herein.
Powers of Attorney.

Item 24.           Persons Controlled By or Under Common Control with Registrant.

                        Registrant is controlled by its Board of Trustees.  Certain of Registrant's trustees serve on the board of directors/trustees of certain other registered investment companies.  (See "Management of the Funds - Trustees and Officers" in Part B hereof.)

Item 25.           Indemnification.

Part C-4

               Amended and Restated Declaration of Trust.  Section 9.3 of the Registrant's Amended and Restated Declaration of Trust dated November 19, 1987, as amended, incorporated herein by reference as Exhibit (a)(1) to Post-Effective Amendment No. 45 (Registration No. 2-75677), provides as follows:

9.3 Indemnification of Trustees,  Representatives and Employees. The Trust shall indemnify each of its Trustees against all liabilities and expenses (including amounts paid in satisfaction of judgments, in compromise, as fines and penalties, and as counsel fees) reasonably incurred by him in connection with the defense or disposition of any action, suit or other proceeding, whether civil or criminal, in which he may be involved or with which he may be threatened, while as a Trustee or thereafter, by reason of his being or having been such a Trustee except with respect to any matter as to which he shall have been adjudicated to have acted in bad faith, willful misfeasance, gross negligence or reckless disregard of his duties, provided that as to any matter disposed of by a compromise payment by such person, pursuant to a consent decree or otherwise, no indemnification either for said payment or for any other expenses shall be provided unless the Trust shall have received a written opinion from independent legal counsel approved by the Trustees to the effect that if either the matter of willful misfeasance, gross negligence or reckless disregard of duty, or the matter of bad faith had been adjudicated, it would in the opinion of such counsel have been adjudicated in favor of such person.  The rights accruing to any person under these provisions shall not exclude any other right to which he may be lawfully entitled, provided that no person may satisfy any right of indemnity or reimbursement hereunder except out of the property of the Trust.  The Trustees may make advance payments in connection with the indemnification under this Section 9.3, provided that the indemnified person shall have given a written undertaking to reimburse the Trust in the event it is subsequently determined that he is not entitled to such indemnification.

The Trustees shall indemnify representatives and employees of the Trust to the same extent that Trustees are entitled to indemnification pursuant to this Section 9.3.

            Section 9.6 of the Registrant's Amended and Restated Declaration of Trust dated November 19, 1987, incorporated herein by reference as Exhibit (1)(a) to Post-Effective Amendment No. 45 (Registration No. 2-75677), also provides for the indemnification of shareholders of the Registrant. Section 9.6 states as follows:

9.6  Indemnification of Shareholders.  In case any Shareholder or former Shareholder shall be held to be personally liable solely by reason of his being or having been an [sic] Shareholder and not because of his acts or omissions or for some other reason, the Shareholder or former Shareholder (or his heirs, executors, administrators or other legal representatives or, in the case of a corporation or other entity, its corporate or other general successor) shall be entitled out of the assets belonging to the classes of Shares owned by such Shareholder to be held harmless from and indemnified against all loss and expense arising from such liability.  The Trust shall, upon request by the Shareholder, assume the defense of any claim made against any Shareholder for any act or obligations of the Trust and satisfy any judgment thereon from such assets.

Part C-5

               Amended and Restated Investment Advisory Agreement.  Indemnification of Registrant's investment adviser for any error of judgment or mistake of law or for any loss suffered by the Registrant in connection with the performance of this Agreement, except a loss resulting from a breach of fiduciary duty with respect to the receipt of compensation for services or a loss resulting from willful misfeasance, bad faith or gross negligence on the part of the investment adviser in the performance of its duties or from reckless disregard by it of its obligations and duties under the Agreement as provided for in Section 9 of the Amended and Restated Investment Advisory Agreement incorporated herein by reference as Exhibit (d) to Post-Effective Amendment No. 53 (Registration No. 2-75677).

               Distribution Agreement.  Indemnification of Registrant's trustees, officers and controlling persons against any and all claims, demands, liabilities and expenses arising from dissemination of untrue material fact or omission of such material fact by the Registrant's Distributor is provided for in Section 1.10 of the Distribution Agreement is electronically filed herein.

               Second Amended and Restated Administration Agreement.  Indemnification of Registrant's Administrators for any error of judgment or mistake of law or for any loss suffered by the Registrant in connection with matters to which this Agreement relates, except for a loss resulting from willful misfeasance, bad faith or gross negligence on their part in the performance of their duties or from reckless disregard by them of their obligations and duties under the Agreement. Any person, even though also an officer, partner, employee or agent of either of the Administrators, who may be or become an officer, director, employee or agent of the Registrant, shall be deemed when rendering services to the Registrant or acting on any business of the Registrant (other than services or business in connection with the Administrator's duties hereunder) to be rendering such services to or acting solely for the Registrant and not as on officer, partner, employee or agent or one under the control or direction of the Administrators even though paid by either of them as provided for in Section 6 of the Second Amended and Restated Administration Agreement is electronically filed herein.

               Transfer Agency and Service Agreement.  Indemnification of Registrant's Transfer Agent is provided for in Section 7 of the Transfer Agency and Service Agreement incorporated herein by reference as Exhibit (13)(b)(i) to the Form N-14 Registration Statement as filed with the Commission on September 21, 2004 (File No. 333-119169) for any and all losses, damages, costs, charges, counsel fees, payments, expenses and liability arising out of or attributable to:

(a)  All actions of the Transfer Agent or its agents or subcontractors required to be taken pursuant to this Agreement (including the defense of any law suit in which the Transfer Agent or affiliate is a named party), provided that such actions are taken in good faith and without negligence or willful misconduct;

(b)  The Fund's lack of good faith, negligence or willful misconduct;

Part C-6

(c)  The reliance upon, and any subsequent use of or action taken or omitted, by the Transfer Agent, or its agents or subcontractors on: (i) any information, records, documents, data, or services, which are received by the Transfer Agent or its agents or subcontractors by machine readable input, facsimile, CRT data entry, electronic instructions or other similar means authorized by the Fund in writing, and which have been prepared, maintained or performed by the Fund or any other person or firm on behalf of the Fund including but not limited to any broker-dealer, TPA or previous transfer agent; (ii) any instructions or requests of the Fund or any of its officers reasonably believed by the Transfer Agent to be authorized by the Fund's Board of Trustees; (iii) any instructions or opinions of legal counsel with respect to any matter arising in connection with the services to be performed by the Transfer Agent under this Agreement which are provided to the Transfer Agent after consultation with such legal counsel; or (iv) any paper or document, reasonably believed to be genuine, authentic, and signed by the proper person or persons;

(d)  The offer or sale of Shares in violation of federal or state securities laws or regulations requiring that such Shares be registered or in violation of any stop order or other determination or ruling by any federal or any state agency with respect to the offer or sale of such Shares;

(e)  The negotiation and processing of any checks including without limitation for deposit into the Fund's demand deposit account maintained by the Transfer Agent, excluding checks not made payable to the order of the Fund, the Fund's management company, custodian, transfer agent or distributor or the retirement account custodian or trustee for a plan account investing in Shares (such checks are commonly known as "third party checks") which checks are tendered to the Bank for the purchase of Shares; or

(f) Upon the Fund's request entering into any agreements required by the NSCC for the transmission of Fund or Shareholder data through the NSCC clearing systems.

               Amended and Restated Bookkeeping and Pricing Agreement.  Indemnification of Registrant's Bookkeeping and Pricing Agent against certain losses is provided for in Section 8 of the Amended and Restated Bookkeeping and Pricing Agreement incorporated herein by reference as Exhibit (13)(c)(i) to the Form N-14 Registration Statement as filed with the Commission on September 21, 2004 (File No. 333-119169).

               Internet Transactions Indemnification Agreement.  Indemnification from Denver Investment Advisors LLC under the Indemnification Agreement dated as of October 13, 2003 incorporated herein by reference as Exhibit (13)(b)(iv) to the Form N-14 Registration Statement as filed with the Commission on September 21, 2004 (File No. 333-119169), to defend and hold harmless each Indemnified Party from and against all Damages arising out of or resulting from any Claims against such Indemnified Party related to or arising out of:

               (a) The use of the transfer agent's computer and software systems which provides an interface between the Internet and public data network service providers; and

               (b) Communication of shareholder data and/or transaction requests by Denver Investment Advisors LLC, the Trust, the Trust's shareholders or transfer agent at any time (including prior to and on and after the date of execution hereof and of any written agreement, if any, with DST Systems, Inc.).

Part C-7

The Indemnified Party is defined as (i) the Trust; (ii) each current, former and future officer, trustee, beneficial interest holder, employee, agent, attorney, predecessor, successor, representative or affiliate of the Trust, but not Denver Investment Advisors LLC or any of Denver Investment Advisors LLC's current, former and future officers, trustees, beneficial interest holders, employees, agents, attorneys, predecessors, successors or representatives; (iii) any successor, assign, heir, estate or legal representative of any of the parties described in clauses (i) or (ii); and (iv) any series or portfolio of the Trust.

"Claims" means any and all actions, suits, claims, rights, causes of action, demands, damages, losses, liabilities, expenses, costs, attorneys' fees or charges of whatever kind or nature, whether contingent or fixed, whether known or unknown, whether suspected or unsuspected, which any person (i) now has or claims to have, (ii) at any time had or claimed to have, or (iii) at any time hereafter may have or claim to have.

"Damages" means any and all costs, liabilities, obligations, losses, claims, expenses, damages or judgments of any kind, including reasonable attorneys' fees and the fees of accountants and experts.

            Other.  Registrant has obtained from a major insurance carrier a trustees' and officers' liability policy covering certain types of errors and omissions. Registrant will not pay an insurance premium for insurance coverage which indemnifies for any act for which Registrant itself cannot indemnify.  Generally, trustees and officers of the Registrant are indemnified under contracts entered into with unaffiliated third parties in the ordinary course of business against losses, claims, damages, liabilities and expenses arising out of negligence or willful misconduct, violation of applicable law, breach of material provisions of such contracts or of representations, warranties or covenants made in such contracts.

            Insofar as indemnification for liability arising under the Securities Act of 1933 may be permitted to trustees, officers and controlling persons of Registrant pursuant to the foregoing provisions, or otherwise, Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by Registrant of expenses incurred or paid by a trustee, officer or controlling person of Registrant in the successful defense of any action, suit or proceeding) is asserted by such trustee, officer or controlling person in connection with the securities being registered, Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

Part C-8

Item 26.           Business and Other Connections of Investment Adviser

To Registrant's knowledge, none of the directors or senior executive officers of Denver Investment Advisors LLC, except those set forth below, is, or has been at any time during Registrant's past two fiscal years, engaged in any other business, profession, vocation or employment of a substantial nature.  Set forth below are the names and principal businesses of the directors and certain of the senior executive officers of Denver Investment Advisors LLC who are or have been engaged in any other business, profession, vocation or employment of a substantial nature during the past two years.

DENVER INVESTMENT ADVISORS LLC

Name	Position With Denver Investment Advisors LLC	Other Business Connections	Type of Business
Todger Anderson	Chairman and Chief Compliance Officer	Director and President of Blue Chip Value Fund, Inc.* Director of Fischer Imaging Corp.**	Investment Company Hospital Equipment and Supply Company

*          The address of the Blue Chip Value Fund, Inc. is 1225 17th Street, 26th Floor, Denver, Colorado 80202.

**        The address of Fischer Imaging Corp. is 12300 North Grant Street, Denver, Colorado 80241.

Item 27.           Principal Underwriter

(a)                ALPS Distributors, Inc. acts as the distributor for the Registrant and the following investment companies: Accessor Funds, AARP Funds, Agile Funds, Ameristock Mutual Funds, Inc., BLDRS Index Fund Trust, Campbell Multi-Strategy Trust, CornerCap Group of Funds, DIAMONDS Trust, Drake Fund, Financial Investors Trust, Firsthand Funds, Forward Funds, Henssler Funds, Inc., Holland Balanced Fund, Laudus Trust, Milestone, Nasdaq 100 Trust, PowerShares Exchange-Traded Funds Trust, SPDR Trust, MidCap SPDR Trust, Select Sector SPDR Trust, State Street Institutional Investment Trust, Stonebridge Funds, Inc., Utopia Funds, W. P. Stewart Funds, Wasatch Funds, Williams Capital Management Trust and WisdomTree Trust.

(b)               To the best of Registrant's knowledge, the directors and executive officers of ALPS Distributors, Inc., are as follows:

Part C-9

Name and Principal Business Address*	Positions and Offices with Registrant	Positions and Offices with Underwriter
W. Robert Alexander	None	Director
Thomas A. Carter	None	Managing Director-Sales and Finance and Treasurer
Edmund J. Burke	None	Director and President
Jeremy O. May	None	Managing Director-Operations and Client Services and Secretary
Tané T. Tyler	Secretary	Chief Legal Officer and Assistant Secretary
Diana Adams	None	Vice President, Controller
Bradley J. Swenson	None	Chief Compliance Officer

            *          The principal business address for each of the above directors and executive officers is 1625 Broadway, Suite 2200, Denver, Colorado 80202.

(c)                None.

Item 28.           Location of Accounts and Records

(a)     Denver Investment Advisors LLC, 1225 17th Street, 26th Floor, Denver, Colorado 80202 (records relating to its function as investment adviser for the Registrant).

(b)     ALPS Fund Services, Inc., 1625 Broadway, Suite 2200, Denver, Colorado 80202 (records relating to its functions as administrator and bookkeeping and pricing agent for each of Registrant's investment portfolios).

(c)     ALPS Distributors, Inc., 1625 Broadway, Suite 2200, Denver, Colorado 80202 (records relating to its function as distributor for each of the Registrant's Portfolios).

(d)     The Bank of New York, One Wall Street, New York, NY 10286 (records relating to its functions as custodian for each of the Registrant's investment portfolios).

Item 29.           Management Services
                        None.

Item 30.           Undertakings
                        None.

Part C-10

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended, and the Investment Company Act of 1940, as amended, the Registrant certifies that it meets all of the requirement for effectiveness of this registration statement under rule 485(b) under the Securities Act and has duly caused this Post-Effective Amendment to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Denver, and State of Colorado, on the 28th day of September, 2006.

WESTCORE TRUST
Registrant

By:  /s/ Todger Anderson

            Todger Anderson
            President

                Pursuant to the requirements of the Securities Act of 1933, as amended, this Post-Effective Amendment to Registrant's Registration Statement has been signed by the following persons in the capacities and on the dates indicated:

Signature	Title	Date
*/s/ Jack D. Henderson
Jack D. Henderson	Chairman of the	September 28, 2006
Board of Trustees

*/s/ McNeil S. Fiske	Trustee	September 28, 2006
McNeil S. Fiske

*/s/ James B. O'Boyle	Trustee	September 28, 2006
James B. O'Boyle

*/s/ Robert L. Stamp	Trustee	September 28, 2006
Robert L. Stamp

*/s/ Lyman Seely	Trustee	September 28, 2006
Lyman Seely

*/s/ Mary K. Anstine	Trustee	September 28, 2006
Mary K. Anstine

*/s/ Jasper R. Frontz	Treasurer (Principal	September 28, 2006
Jasper R. Frontz	Financial Officer and
Chief Accounting Officer)
Chief Compliance Officer

*By: /s/ Todger Anderson	President (Principal Executive	September 28, 2006
Todger Anderson	Officer)
In his capacity as an officer and
as Attorney-in-fact

Exhibit Index

Item #	Description

(d)(4)	Form of Fee Waive Letter Agreement dated September 28, 2006, between ALPS Mutual Fund Services, Inc., Denver Investment Advisors, LLC, and Westcore Trust.

(e)(1)	Distribution Agreement dated September 30, 2005 between Registrant and ALPS Distributors, Inc. relating to Registrant's MIDCO Growth Fund, Blue Chip Fund, Flexible Income Fund, Plus Bond Fund, Growth Fund, Small-Cap Opportunity Fund, Colorado Tax-Exempt Fund, Mid-Cap Value Fund, Small-Cap Value Fund, Select Fund and International Frontier Fund.

(e)(2)	Form of Broker/Dealer Selling Agreement.

(e)(3)	Form of Shareholder Servicing Agreement.

(h)(1)(i)	Second Amended and Restated Administration Agreement dated January 1, 2006 among Registrant, Denver Investment Advisors LLC and ALPS Mutual Funds Services, Inc. relating to Registrant's Colorado Tax-Exempt Fund, Plus Bond Fund (formerly known as the Intermediate-Term Bond Fund), Flexible Income Fund (formerly known as the Long-Term Bond Fund), Growth Fund(formerly known as the Growth and Income Fund and the Equity Income Fund), MIDCO Growth Fund, Blue Chip Fund (formerly known as the Modern Value Equity Fund), Small-Cap Opportunity Fund, Small-Cap Value Fund, Mid-Cap Value Fund (formerly know as the Mid-Cap Opportunity Fund), Select Fund and International Frontier Fund.

(h)(1)(ii)	Amendment No.1 dated February 22, 2006 to the Second Amended and Restated Administration Agreement dated January 1, 2006 among Registrant, Denver Investment Advisors LLC, and ALPS Mutual Funds Services, Inc.

(h)(1)(iii)	Side Letter Agreement between Denver Investment Advisors LLC and ALPS Mutual Funds Services, Inc. dated January 1, 2006.

(i)	Opinion of Davis Graham & Stubbs LLP counsel to Registrant.

(j)	Consent of Registered Independent Public Accounting Firm Deloitte & Touche LLP.

(p)(1)	Amended Code of Ethics of Westcore Trust dated as of February 22, 2006.

(p)(2)	Amended Code of Ethics of Denver Investment Advisors LLC dated as of September 30, 2005.

(p)(3)	Code of Ethics of ALPS Distributors, Inc. dated as of February 10, 2006 is electronically filed herein.